     As filed with the Securities and Exchange Commission on August 6, 2004
                      Securities Act File No. 333-
                                                  ----------
               (Investment Company Act Registration No. 811-08690)

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      [X]

     Pre-Effective Amendment No.                                             [ ]
                                 ----

     Post-Effective Amendment No.                                            [ ]
                                  ----

                               THE DLB FUND GROUP
               (Exact name of registrant as specified in charter)

                               One Memorial Drive
                               Cambridge, MA 02142
                    (Address of principal executive offices)
                  Registrant's telephone number: (617) 225-3800

    ------------------------------------------------------------------------
                     (Name and address of agent for service)

                                 With a copy to:

John E. Deitelbaum, Counsel                              Brian D. McCabe, Esq.
Babson Capital Management LLC                            Ropes & Gray LLP
One Memorial Drive                                       One International Place
Cambridge, MA 02142                                      Boston, MA 02110

                      TITLE OF SECURITIES BEING REGISTERED:
   Class S, Y, L, A and N Shares of the DLB Value Fund, the DLB Small Company
       Opportunities Fund and the DLB Fixed Income Fund, each a series of the Registrant

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

It is proposed that this filing will become effective on September 7, 2004 pursuant to Rule 488.

An indefinite amount of the Registrant's securities has been registered under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. In reliance upon such Rule, no filing fee is being paid at this time.

================================================================================

Prospectus/Information Statement

[          ], 2004
 ----------

This Prospectus/Information Statement relates to the proposed mergers of:

     . the MassMutual Small Cap Equity Fund into the DLB Small Company Opportunities Fund;

     .    the MassMutual Core Value Equity Fund into the DLB Value Fund; and

     .    the MassMutual Core Bond Fund into the DLB Fixed Income Fund.

For purposes of this Prospectus/Information Statement: (1) the MassMutual Small Cap Equity Fund is referred to as the "MMIF Small Cap Fund," (2) the MassMutual Core Value Equity Fund is referred to as the "MMIF Value Fund," (3) the MassMutual Core Bond Fund is referred to as the "MMIF Bond Fund," (4) the MMIF Small Cap Fund, the MMIF Value Fund and the MMIF Bond Fund are collectively referred to as the "MMIF Funds," (5) the DLB Small Company Opportunities Fund is referred to as the "DLB Small Company Fund" and (6) the DLB Small Company Fund, the DLB Value Fund and the DLB Fixed Income Fund are collectively referred to as the "DLB Funds."

The MMIF Funds are separate series of MassMutual Institutional Funds ("MMIF") and are located at 1295 State Street, Springfield, Massachusetts 01111; 1-888-309-3539. The DLB Funds are separate series of The DLB Fund Group ("DLB") and are located at One Memorial Drive, Cambridge, Massachusetts 02142; 1-877-766-0014.

As a result of the proposed mergers:

     . each shareholder of the MMIF Small Cap Fund would receive shares of the corresponding class of the DLB Small Company Fund equal in value at the date of the exchange to the value of the shareholder's MMIF Small Cap Fund shares;

     . each shareholder of the MMIF Value Fund would receive shares of the corresponding class of the DLB Value Fund equal in value at the date of the exchange to the value the shareholder's MMIF Value Fund shares; and

     . each shareholder of the MMIF Bond Fund would receive shares of the corresponding class of the DLB Fixed Income Fund equal in value at the date of the exchange to the value of the shareholder's MMIF Bond Fund shares.

This Prospectus/Information Statement is being mailed on or about September 24, 2004. It explains concisely what you should know regarding the matters described herein or investing in the DLB Funds, each a diversified series of DLB, an open-end management investment company. Please read this Prospectus/Information Statement and keep it for future reference.

Because the holder of a majority of the outstanding shares of each of the MMIF Funds has indicated that it will approve the proposed mergers, your proxy is not being solicited. However, because you will receive shares of the DLB Small Company Fund, the DLB Value Fund or the DLB Fixed Income Fund in exchange for your shares of the MMIF Small Cap Fund, the MMIF Value Fund or the MMIF Bond Fund, respectively, as a result of the proposed mergers, this Prospectus/Information Statement both describes the proposed mergers and serves as a Prospectus for the shares of DLB Funds.

 We Are Not Asking You for a Proxy and You are Requested Not to Send Us a Proxy

The following documents have been filed with the Securities and Exchange Commission (the "SEC") and are incorporated into this Prospectus/Information Statement by reference:

     (i) the prospectus of the MMIF Funds, dated May 1, 2004, and supplemented May 1, 2004, June 1, 2004 and August 6, 2004 (the "MMIF Prospectus");

     (ii) the statement of additional information of the MMIF Funds, dated May 1, 2004 (the "MMIF SAI")

     (iii) the statement of additional information ("SAI") relating to the
          proposed mergers, dated [          ], 2004;
                                   ----------

     (iv) the Report of Independent Accountants and financial statements included in the MMIF Funds' Annual Report to Shareholders for the fiscal year ended December 31, 2003; and

     (v) the financial statements included in the MMIF Funds' Semi-Annual Report to Shareholders for the period ended June 30, 2004.

Shareholders may obtain free copies of any of the above, request other information about the funds, or make shareholder inquiries by calling toll-free at 1-888-309-3539.

The securities offered by this Prospectus/Information Statement have not been approved or disapproved by the SEC, nor has the SEC passed upon the accuracy or adequacy of this Prospectus/Information Statement. Any representation to the contrary is a criminal offense.

This document will give you information with respect to the proposed mergers. Much of the information is required under rules of the SEC; some of it is technical. If there is anything you don't understand, please contact us at our toll-free number, 1-888-309-3539. The MMIF Funds and the DLB Funds are collectively referred to herein as the "funds," and each is referred to individually as a "fund."

You may review and copy information about the funds, including the statement of additional information, at the SEC's public reference room at 450 Fifth Street, NW, Washington, D.C. You may call the SEC at 1-202-942-8090 for information about the operation of the public reference room. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549-0102. You may also access reports and other information about the funds on the EDGAR database on the SEC's Internet site at http://www.sec.gov.

I. Synopsis

..    The responses to the questions that follow provide an overview of key points typically of concern to shareholders participating in a proposed merger between open-end mutual funds. These responses are qualified in their entirety by the remainder of the Prospectus/Information Statement, which contains additional information and further details regarding the proposed mergers.

1. What is being proposed?

The Trustees of the MMIF Funds have approved the proposed mergers on behalf of the MMIF Funds. Massachusetts Mutual Life Insurance Company ("MassMutual"), the majority shareholder of each of the MMIF Funds, has indicated that it will approve the proposed mergers. The proposed mergers will be accomplished pursuant to an Agreement and Plan of Reorganization for each of the proposed mergers (collectively, the "Agreements"). After MassMutual approves the proposed mergers, (i) all of the assets of the MMIF Small Cap Fund will be transferred to the DLB Small Company Fund in exchange for the issuance and delivery to the MMIF Small Cap Fund of shares of the DLB Small Company Fund (the "DLB Small Company Fund Merger Shares") with a value equal to the value of the MMIF Small Cap Fund's assets net of liabilities and for the assumption by the DLB Small Company Fund of all of the liabilities of the MMIF Small Cap Fund, (ii) all of the assets of the MMIF Value Fund will be transferred to the DLB Value Fund in exchange for the issuance and delivery to the MMIF Value Fund of shares of the DLB Value Fund (the "DLB Value Fund Merger Shares") with a value equal to the value of the MMIF Value Fund's assets net of liabilities and for the assumption by the DLB Value Fund of all of the liabilities of the MMIF Value Fund, and
(iii) all of the assets of the MMIF Bond Fund will be transferred to the DLB Fixed Income Fund in exchange for the issuance and delivery to the MMIF Bond Fund of shares of the DLB Fixed Income Fund (the "DLB Fixed Income Fund Merger Shares," and, together with the DLB Small Company Fund Merger Shares and the DLB Value Fund Merger Shares, the "Merger Shares") with a value equal to the value of the MMIF Bond Fund's assets net of liabilities and for the assumption by the DLB Fixed Income Fund of all of the liabilities of the MMIF Bond Fund. Immediately following the transfer, the Merger Shares received by the MMIF Small Cap Fund, the MMIF Value Fund and the MMIF Bond Fund will be distributed to their shareholders, pro rata, with the holders of each class of shares receiving shares of the same class of the corresponding DLB Fund.

2. What will happen to my shares of the MMIF Funds as a result of the mergers?

Your shares of the MMIF Funds will, in effect, be exchanged on a tax-free basis for shares of the same class of the applicable DLB Fund with an equal aggregate net asset value on the date of the mergers.

3. Why are the mergers being proposed at this time?

MassMutual proposed the mergers to the MMIF Funds' Trustees because they offer shareholders of the MMIF Funds the opportunity to invest in larger funds with similar investment policies and a greater potential to achieve economies of scale. Each DLB Fund is managed by the same investment team as the corresponding MMIF Fund (except that the investment team that manages the DLB Value Fund currently manages only a portion of the MMIF Value Fund and only one of the two investment team members who manage the MMIF Bond Fund manages the DLB Fixed Income Fund) using a common investment process and similar objectives.

For these reasons, MassMutual recommended that (i) the MMIF Small Cap Fund, which had assets of $469 million as of June 30, 2004, be combined with the DLB Small Company Fund, which had assets of $506 million as of June 30, 2004, (ii) the MMIF Value Fund, which had assets of $867 million as of June 30, 2004, be combined with the DLB Value Fund, which had assets of $63 million as of June 30, 2004, and (iii) the MMIF Bond Fund, which had assets of $1.50 billion as of June 30, 2004, be combined with the DLB Fixed Income Fund, which had assets of $19 million as of June 30, 2004.

                                      * * *

The Trustees of the MMIF Funds have carefully considered MassMutual's recommendations. Following a review of the anticipated benefits and costs of the mergers to the shareholders of each MMIF Fund, the Trustees of the MMIF Funds, including all of the independent Trustees who are not affiliated with MassMutual, unanimously determined that the proposed mergers are in the best interest of the shareholders of each MMIF Fund.

4. How do the investment goals, strategies, policies and restrictions of the funds compare?

Unlike the MMIF Funds' investment objectives, the DLB Funds' investment objectives are not "fundamental" and may be changed without shareholder approval.

Investment Objectives and Strategies of the MMIF Small Cap Fund and the DLB Small Company Fund

The investment objectives and strategies of the funds are similar and the funds are managed by the same team of portfolio managers. The MMIF Small Cap Fund seeks to achieve long-term growth of capital and income by investing primarily in a diversified portfolio of equity securities of small companies, while the DLB Small Company Fund seeks to achieve long-term capital appreciation through investment primarily in common stocks of smaller, faster-growing companies whose securities at the time of purchase are considered by the DLB Small Company Fund's manager, Babson Capital Management LLC ("Babson") to be realistically valued. Babson also serves as the subadviser to the MMIF Small Cap Fund. Both the MMIF Small Cap Fund and the DLB Small Company Fund invest at least 80% of their assets in publicly traded securities of companies with market capitalizations, at the time of purchase, in the range of companies in the Russell 2000 Index.

With respect to the DLB Small Company Fund, Babson believes that there are persistent stock price inefficiencies in the market for stocks of smaller companies. Babson seeks to identify companies that are mispriced as compared with their expected earnings stream.

Although the DLB Small Company Fund's investment process emphasizes fundamental analysis, Babson first uses computer screening and industry sources to narrow the DLB Small Company Fund's investment universe. Babson screens these candidates by looking for further signs of quality and growth, such as revenue and earnings per share growth. Babson then makes decisions using fundamental analysis on stocks that come through its initial screens, emphasizing an issuer's historic financial performance, balance sheet strength, management capability, profitability and competitive position. Specifically, Babson looks for the following characteristics: sustainable competitive advantage; strong management; long product cycles; pricing flexibility; smaller size as a competitive advantage; high sustained return on investment; above-average earnings per share growth; and attractive valuation. Out of this analysis, Babson selects what it believes to be the best companies for the DLB Small Company Fund's portfolio.

The DLB Small Company Fund may purchase stocks in initial public offerings ("IPOs") and may sell such securities without regard to how long the DLB Small Company Fund has held the securities. The market capitalizations of the companies whose securities the DLB Small Company Fund purchases in IPOs may be outside of its market capitalization range.

The DLB Small Company Fund is designed to be an investment vehicle for that part of your capital which can appropriately be exposed to above-average risk.

The investment strategies used by Babson in managing the MMIF Small Cap Fund are substantially similar to those of the DLB Small Company Fund.

Investment Objectives and Strategies of the MMIF Value Fund and the DLB Value
Fund

The MMIF Value Fund seeks to achieve long-term growth of capital and income by investing primarily in a diversified portfolio of equity securities of larger, well-established companies, while the DLB Value Fund seeks long-term capital appreciation primarily through investment in a portfolio of common stocks of established companies. The MMIF Value Fund normally invests at least 80% of its assets in stocks, securities convertible into stocks, and other securities, such as warrants and stock rights, whose value is based on stock prices. The MMIF Value Fund is managed by two sub-advisers, Babson and Alliance Capital Management L.P. ("Alliance Capital"), through the investment professionals of its Bernstein Investment Research and Management unit, each being responsible for a portion of the portfolio, but not necessarily equal weighted.

With respect to the MMIF Value Fund, Babson applies a value strategy, which seeks superior total returns over the long term while minimizing risk levels. Stock selection is based on both fundamental analysis and quantitative models, taking into account company characteristics such as competitive advantages, management stability and financial strength, as well as stock valuation. Various attractive financial ratios are sought in the stocks Babson considers, including companies which have low share-price to company earnings, price-to-book and other relevant ratios relative to their industry peer groups, historical valuations, or future prospects. Market sentiment can lead to short term stock mispricing and Babson seeks to capitalize on such opportunities where catalysts are present for significant price appreciation. Investments generally are made in publicly traded stocks of companies with market capitalizations of greater than $2 billion and an established operating history.

With respect to the MMIF Value Fund, Alliance Capital takes a "bottom-up" investment approach that is value-based and price-driven, and it relies on the intensive fundamental research of its internal research staff to identify these buying opportunities in the marketplace. Alliance Capital invests the portion of the MMIF Value Fund's assets it manages in the common stocks of large companies that it identifies as having earnings growth potential that may not be recognized by the market at large. Alliance Capital seeks to identify compelling buying opportunities created when companies are undervalued on the basis of investor reactions to near-term problems or circumstances even though their long-term prospects remain sound. Portfolio holdings are primarily in U.S. issuers, although American Depository Receipts and securities of foreign issuers that trade on domestic exchanges and in the over-the-counter markets also may be purchased.

The DLB Value Fund invests primarily in common stocks of established companies believed by Babson to be undervalued. Ordinarily, these will be medium- and large-size companies with market capitalizations of $5 billion or greater, although the DLB Value Fund may invest in companies with market capitalizations at the time of purchase as low as $2 billion. Securities purchased by the DLB Value Fund ordinarily are listed on national securities exchanges or on the NASDAQ.

With respect to the DLB Value Fund, Babson selects securities for investment based on its assessment of whether the securities are likely to provide favorable capital appreciation over the long term. Babson invests in common stocks of companies with an earnings and stock ranking of "B-" or better by Standard & Poor's, measured at the time of initial investment. The DLB Value Fund may continue to hold, and even increase its investment in, securities that drop below these ratings after their initial purchase by the DLB Value Fund.

When investing the DLB Value Fund's assets, Babson strongly considers common stocks whose current prices do not adequately reflect, in its opinion, the true value of the underlying company in relation to earnings, dividends and/or assets. To find suitable investments, Babson screens a broad universe of potential stocks using quantitative measures of valuation and earnings growth. After identifying inexpensive securities (determined on a relative, rather than an absolute, basis) that show signs of financial strength, Babson concentrates on basic valuation measures, including price-to-earnings ratios, price-to-book ratios and current yields, to further narrow the field. Babson then makes decisions using fundamental analysis, emphasizing an issuer's historic financial performance, balance sheet strength, management capability and competitive position. In addition, Babson may employ company visits and interviews with competitors and suppliers. The DLB Value Fund's valuation characteristics are expected, under normal circumstances, to be more favorable than those of the S&P 500(R) Index (i.e., lower price-to-earnings ratio, lower price-to-book ratio and higher gross yields).

The portion of the MMIF Value Fund managed by Babson is currently managed by two teams within Babson, only one of those teams, the team including Anthony Maramarco and Michael Stack, manages the DLB Value Fund.

Investment Objectives and Strategies of the MMIF Bond Fund and the DLB Fixed Income Fund

The MMIF Bond Fund seeks to achieve a high total rate of return consistent with prudent investment risk and the preservation of capital by investing primarily in a diversified portfolio of investment grade fixed income securities, while the DLB Fixed Income Fund seeks to achieve a high level of current income consistent with preservation of capital through investment in a portfolio of fixed income securities. Both the MMIF Bond Fund and the DLB Fixed Income Fund invests at least 80% of their assets in fixed income securities.

The MMIF Bond Fund's investments can include: U.S. dollar-denominated corporate obligations; securities issued or guaranteed by the U.S. Government or its agencies; U.S. dollar-denominated bonds of foreign issuers; and mortgage-backed and other asset-backed securities. The MMIF Bond Fund may invest up to 10% of its total assets in below investment grade debt securities. It may also invest in money market securities, including commercial paper. Babson selects investments for the MMIF Bond Fund by analyzing overall investment opportunities and risks of various fixed income debt securities and market sectors. Currently, analysis of various factors (which may change over time and in particular cases) include: the potential of high income offered by different types of corporate and government obligations; diversification among industries and issuers, credit ratings, and sectors to reduce the volatility of the MMIF Bond Fund's share price; and the relative value offered by different securities. Some of these investments may be in securities that are not denominated in U.S. dollars and others may be purchased subject to legal restrictions on resale, although no more than 15% of the MMIF Bond Fund's net assets may be restricted or illiquid at the time of purchase.

Babson intends for the MMIF Bond Fund's duration to match (within 10%) the duration of the Lehman Brothers Aggregate Bond Index. "Duration" is the average of the periods remaining for payments of principal and interest on debt securities, weighted by the dollar amount of each payment. Portfolio duration changes are accomplished through reinvesting cash flow and selective trading.

The DLB Fixed Income Fund's investment objective, principal investment strategies and restrictions will be substantially identical to those of the MMIF Bond Fund upon the consummation of the proposed mergers.

Investment Restrictions

The MMIF Funds and the DLB Funds generally share similar fundamental investment policies, except that: (1) each of the MMIF Funds, the DLB Small Company Fund and the DLB Fixed Income Fund may not borrow money in excess of 33% of the value of their assets, while the DLB Value Fund may not borrow money in excess of 10% of the value of its assets; (2) each of the MMIF Funds cannot make additional investments while its borrowings exceed 5% of its assets, while each of the DLB Funds cannot make additional investments while they have borrowings outstanding;
(3) each of the MMIF Funds may not invest in oil, gas or other mineral leases, rights, royalty contracts or exploration or development programs (this restriction does not prevent the MMIF Funds from purchasing readily marketable securities secured or issued by companies that are not principally engaged in the business of buying and selling such leases, rights, contracts or programs), while the DLB Funds are not subject to any such restriction; (4) each of the MMIF Funds and the DLB Fixed Income

Fund may purchase futures contracts, while the DLB Value Fund and the DLB Small Company Fund cannot; (5) each of the MMIF Funds may not purchase any security (other than U.S. Treasury securities or U.S. Government securities) if as a result, with respect to 75% of a MMIF Fund's assets, more than 5% of the value of the total assets (determined at the time of investment) of a MMIF Fund would be invested in the securities of a single issuer; (6) each of the MMIF Funds may not pledge, mortgage or hypothecate assets taken at market to an extent greater than 15% of the total assets of the MMIF Fund except in connection with permitted transactions in options, futures contracts and options on futures contracts, reverse repurchase agreements and securities lending, while the DLB Funds are not subject to any such restriction; (7) each of the MMIF Funds may not purchase any security (other than securities issued, guaranteed or sponsored by the U.S. Government or its agencies or instrumentalities) if, as a result, a MMIF Fund would hold more than 10% of the outstanding voting securities of an issuer, while the DLB Funds are not subject to any such restriction, although because each of the DLB Funds is "diversified", at least 75% of its assets must be invested in cash, U.S. Government securities, securities of other investment companies and securities representing no more than 10% of the issuers outstanding voting securities; and (8) each of the MMIF Funds may not purchase or retain securities of any issuer if, to the knowledge of the MMIF Fund, more than 5% of such issuer's securities are beneficially owned by officers and trustees of MMIF or officers and directors of its adviser who individually beneficially own more than one-half of 1% of the securities of such issuer, while the DLB Funds are not subject to any such restriction.

With respect to non-fundamental investment policies, the MMIF Funds may not: (1) invest for the purpose of exercising control over, or management of, any company; (2) invest in securities of other investment companies, except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, except where such purchase is part of a plan of merger, consolidation, reorganization or acquisition or except shares of money market funds advised by MassMutual or an affiliate thereof; and (3) to the extent that shares of any of the MMIF Funds are purchased or otherwise acquired by other series of MMIF (including the MMIF Funds), acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the Investment Company Act of 1940, as amended (the "1940 Act").

With respect to non-fundamental investment policies, the DLB Funds may not invest in (i) securities that at the time of such investment are not readily marketable, (ii) securities the disposition of which is restricted under federal securities laws, excluding restricted securities that have been determined by the Trustees of DLB (or the person designated by them to make such determination) to be readily marketable, and (iii) repurchase agreements maturing in more than seven days if, as a result, more than 15% of a DLB Fund's net assets (taken at current value) would then be invested in securities described in (i), (ii) and (iii) above. Additionally, the DLB Value Fund and the DLB Fixed Income Fund may not: (1) make short sales of securities or maintain a short position for their accounts unless at all times when a short position is open they each own an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short; (2) invest in securities of other investment companies, except by purchase in the open market involving only customary brokers' commissions, or in connection with mergers, consolidations or reorganizations (for purposes of this restriction, foreign banks or their agents or subsidiaries are not considered investment companies); (3) acquire more than 10% of the voting securities of any issuer; (4) invest in oil, gas or other mineral leases, rights, royalty contracts or exploration or development programs (this restriction does not prevent the DLB Value Fund or the DLB Fixed Income Fund from purchasing readily marketable securities secured or issued by companies that are not principally engaged in the business of buying and selling such leases, rights, contracts or programs; and (5) make investments for the purpose of gaining control of a company's management.

5. How do the management fees and other expenses of the funds compare, and what are they estimated to be following the proposed mergers?

The following tables summarize the maximum fees and expenses you may pay when investing in the funds, expenses that each of the funds incurred for its most recent fiscal year (ended December 31, 2003 for the MMIF Funds, and October 31, 2003 for the DLB Funds) as well as the pro forma expenses of the DLB Funds, assuming consummation of the proposed mergers. As shown below, the proposed mergers are expected to result in the same or lower total expenses for shareholders of the MMIF Funds. However, there can be no assurance that the proposed mergers will result in expense savings.

Shareholder Fees (fees paid directly from your investment)
--------------------------------------------------------------------------------
                                     Maximum Sales        Maximum Deferred Sales
                                     Charge (load)           Charge (load) on
                                     on purchases/1/            purchases/1/
--------------------------------------------------------------------------------
Each MMIF Fund
Class S                                   NONE                    NONE
Class Y                                   NONE                    NONE
Class L                                   NONE                    NONE
Class A                                   4.75/5.75%/2/           NONE/3/
Class N                                   NONE                    1.00%/4/

Each DLB Fund/5/                          NONE                    NONE

Each DLB Fund (Pro
Forma combined)
Class S                                   NONE                    NONE
Class Y                                   NONE                    NONE
Class L                                   NONE                    NONE
Class A                                   4.75/5.75%/6/           NONE/3/
Class N                                   NONE                    1.00%/4/

--------------------------------------------------------------------------------
Annual Fund Operating Expenses
(expenses that are deducted from fund assets)
--------------------------------------------------------------------------------

                                                                                      Total
                                                                                      Annual
                                                                                       Fund       Fee
                                             Management   Distribution     Other    Operating   Waiver/       Net
                                                Fees      (12b-1) Fees   Expenses    Expenses     Cap    Expenses/7/
--------------------------------------------------------------------------------------------------------------------
MMIF Small Cap Fund
Class S                                         0.58%         NONE       0.11%      0.69%       NONE        0.69%
Class Y                                         0.58%         NONE       0.21%      0.79%       NONE        0.79%
Class L                                         0.58%         NONE       0.36%      0.94%       NONE        0.94%
Class A                                         0.58%         0.25%      0.36%      1.19%       NONE        1.19%
Class N                                         0.58%         0.50%      0.41%      1.49%       NONE        1.49%

DLB Small                                       1.00%         NONE/8/    0.14%      1.14%       NONE        1.14%
Company Fund/5/

DLB Small Company Fund (Pro forma combined)

Class S                                         0.58%         NONE       0.12%      0.70%       (0.01%)      0.69%/9/
Class Y                                         0.58%         NONE       0.22%      0.80%       (0.01%)      0.79%/9/
Class L                                         0.58%         NONE       0.32%      0.90%       (0.01%)      0.89%/9/
Class A                                         0.58%         0.25%      0.32%      1.15%       (0.01%)      1.14%/9/
Class N                                         0.58%         0.50%      0.42%      1.50%       (0.01%)      1.49%/9/

MMIF Value Fund
Class S                                         0.50%         NONE       0.09%      0.59%       NONE         0.59%
Class Y                                         0.50%         NONE       0.19%      0.69%       NONE         0.69%
Class L                                         0.50%         NONE       0.34%      0.84%       NONE         0.84%
Class A                                         0.50%         0.25%      0.34%      1.09%       NONE         1.09%
Class N                                         0.50%         0.50%      0.40%      1.40%       NONE         1.40%

DLB Value Fund/5/                               0.55%         NONE/8/    0.27%      0.82%       (0.02%)/10/  0.80%

DLB Value Fund (Pro forma combined)
Class S                                         0.50%         NONE       0.10%      0.60%       (0.01%)      0.59%/9/
Class Y                                         0.50%         NONE       0.20%      0.70%       (0.01%)      0.69%/9/
Class L                                         0.50%         NONE       0.31%      0.81%       (0.01%)      0.80%/9/
Class A                                         0.50%         0.25%      0.35%      1.10%       (0.01%)      1.09%/9/
Class N                                         0.50%         0.50%      0.41%      1.41%       (0.01%)      1.40%/9/

MMIF Bond Fund
Class S                                         0.48%         NONE       0.11%      0.59%       NONE         0.59%
Class Y                                         0.48%         NONE       0.16%      0.64%       NONE         0.64%
Class L                                         0.48%         NONE       0.31%      0.79%       (0.08%)/11/  0.71%
Class A                                         0.48%         0.25%      0.31%      1.04%       (0.08%)/11/  0.96%
Class N                                         0.48%         0.50%      0.38%      1.36%       (0.08%)/11/  1.28%

DLB Fixed Income Fund/5/                        0.40%         NONE/8/    0.71%      1.11%       (0.56%)/10/  0.55%

DLB Fixed Income Fund (Pro forma combined)
Class S                                         0.48%         NONE       0.11%      0.59%       NONE         0.59%/9/
Class Y                                         0.48%         NONE       0.16%      0.64%       NONE         0.64%/9/
Class L                                         0.48%         NONE       0.31%      0.79%       (0.08%)/12/  0.71%/9/
Class A                                         0.48%         0.25%      0.31%      1.04%       (0.08%)/12/  0.96%/9/
Class N                                         0.48%         0.50%      0.38%      1.36%       (0.08%)/12/  1.28%/9/

-------------------------------------------------------------------------------------------------------------------------

/1./ As a percentage of the offering price.

/2./ 4.75% in the case of the MMIF Bond Fund and 5.75% in the case of the MMIF
     Small Cap Fund and the MMIF Value Fund.

/3./ A contingent deferred sales charge may apply to shares redeemed within 18 months of purchase from initial investments of $1 million or more.

/4./ Applies to shares redeemed within 18 months of purchase.

/5./ The DLB Funds currently have only a single, undesignated class of shares.
     In connection with the proposed mergers, the DLB Funds will create five separate classes of shares: Class S, Class Y, Class L, Class A and Class N.

/6./ 4.75% in the case of the DLB Fixed Income Fund and 5.75% in the case of the DLB Small Company Fund and the DLB Value Fund. Sales charges do not apply to Merger Shares.

/7./ With respect to the MMIF Funds and the post-merger DLB Funds, employee benefit plans which invest in a fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from a fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or a MassMutual affiliate. None of these charges are deducted from a fund's assets.

/8./ The DLB Funds have adopted (but not implemented) a distribution and service plan pursuant to Rule 12b-1 that permits payments by the DLB Funds at an annual rate of up to 0.50% of each DLB Fund's average daily net assets.

/9./ Reflects a written agreement by MassMutual to limit Net Expenses to the level shown through October 31, 2005. The agreement cannot be terminated unilaterally by MassMutual.

/10./ Babson has contractually agreed with the DLB Value Fund and the DLB Fixed
     Income Fund to bear certain expenses for the current fiscal year to the extent that either of their Total Annual Fund Operating Expenses - other than brokerage commissions, hedging transaction fees and other investment related costs, extraordinary, non-recurring and certain other unusual expenses, such as litigation and other extraordinary legal expenses, securities lending fees and expenses, and transfer taxes - would otherwise exceed the percentage noted in the Net Expenses column of the table.

/11./ The expenses in the above table reflect a written agreement by MassMutual to waive .08% of other expenses for Class L, Class A and Class N of the MMIF Bond Fund through April 30, 2005. The agreement cannot be terminated unilaterally by MassMutual.

/12./ The expenses in the above table reflect a written agreement by MassMutual to waive .08% of other expenses for Class L, Class A and Class N of the DLB Fixed Income Fund through March 1, 2006. The agreement cannot be terminated unilaterally by MassMutual.

The tables above are provided to help you understand the expenses of investing in the funds and your share of the operating expenses that each fund incurs and that MassMutual expects the combined funds to incur in the first year following the proposed mergers.

Examples

These examples translate the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the cost of investing in the funds. The examples make certain assumptions. They assume that you invest $10,000 in a fund for the time periods shown and then, except as shown for Class N shares, redeem all your shares at the end of those periods. They also assume, as required by the SEC, a 5% return on your investment each year and that a fund's operating expenses remain the same. The examples are hypothetical; your actual costs and returns may be higher or lower.

-----------------------------------------------------------------------------------
                                              1 Year   3 Years   5 Years   10 Years
-----------------------------------------------------------------------------------
MMIF Small Cap Fund
Class S                                        $ 71      $221     $  384    $  858
Class Y                                        $ 81      $252     $  439    $  977
Class L                                        $ 96      $300     $  520    $1,153
Class A                                        $690      $932     $1,193    $1,934
Class N                                        $255      $471     $  813    $1,777
Class N (no redemption)                        $152      $471     $  813    $1,777

DLB Small Company Fund                         $116      $362     $  628    $1,386

DLB Small Company Fund (Pro forma combined)
Class S                                        $ 71      $221     $  384    $  858
Class Y                                        $ 81      $252     $  439    $  977
Class L                                        $ 91      $284     $  493    $ 1095
Class A                                        $685      $917     $ 1167    $ 1880
Class N                                        $255      $471     $  813    $1,777
Class N (no redemption)                        $152      $471     $  813    $1,777

MMIF Value Fund
Class S                                        $ 60      $189     $  329    $  737
Class Y                                        $ 71      $221     $  384    $  858
Class L                                        $ 86      $268     $  466    $1,036
Class A                                        $681      $903     $1,142    $1,827
Class N                                        $246      $443     $  766    $1,678
Class N (no redemption)                        $143      $443     $  766    $1,678

DLB Value Fund                                 $ 82      $260     $  453    $1,012

DLB Value Fund (Pro forma combined)
Class S                                        $ 60      $189     $  329    $  737
Class Y                                        $ 71      $221     $  384    $  858
Class L                                        $ 82      $255     $  444    $  989
Class A                                        $680      $902     $1,142    $1,826
Class N                                        $246      $443     $  766    $1,678
Class N (no redemption)                        $143      $443     $  766    $1,678

MMIF Bond Fund
Class S                                        $ 60      $189     $  329    $  737
Class Y                                        $ 65      $205     $  357    $  798
Class L                                        $ 73      $244     $  431    $  969
Class A                                        $569      $783     $ 1015    $ 1678
Class N                                        $234      $423     $  737    $ 1626
Class N (no redemption)                        $131      $423     $  737    $ 1626

DLB Fixed Income Fund                          $ 56      $297     $  557    $1,301

DLB Fixed Income Fund (Pro forma combined)
Class S                                        $ 60      $189     $  329    $  737
Class Y                                        $ 65      $205     $  357    $  798
Class L                                        $ 73      $227     $  395    $  881
Class A                                        $569      $767     $  981    $ 1596
Class N                                        $234      $406     $  702    $ 1543
Class N (no redemption)                        $131      $406     $  702    $ 1543

-----------------------------------------------------------------------------------

6. How does the historic investment performance of the funds compare?

MMIF Small Cap Fund and DLB Small Company Fund

Because the Agreement with respect to the proposed merger of the MMIF Small Cap Fund and the DLB Small Company Fund provides that the DLB Small Company Fund will be the surviving fund following the proposed merger, the DLB Small Company Fund will be the accounting survivor.

The bar chart shows the risks of investing in the MMIF Small Cap Fund by showing changes in its performance from year to year.

                      MMIF Small Cap Fund - Class S Shares*

                                    [CHART]

                                   Bar Chart

 1994    1995    1996    1997     1998   1999     2000   2001    2002     2003
-----   -----   -----   -----    -----   ----    -----   ----   ------   -----
-4.43%  20.01%  22.82%  36.36%   -9.03%  0.25%   14.19%  3.61%  -12.80%  31.99%

During the periods shown above, the highest quarterly return was 18.72% for the quarter ended June 30, 1997 and the lowest was -18.98% for the quarter ended September 30, 1998.

Year-to-date performance through June 30, 2004 was 5.19% for the MMIF Small Cap Fund's Class S shares. Year-to-date performance information does not reflect the impact of sales chargers. If it did, performance would be less than that shown.

* Performance for Class S shares of the MMIF Small Cap Fund includes performance of a predecessor separate investment account of MassMutual for periods prior to October 3, 1994. Performance shown does not reflect fees that may be paid by investors for administration services or group annuity contract charges.

The bar chart shows the risks of investing in the DLB Small Company Fund by showing changes in its performance from year to year.

                             DLB Small Company Fund

                                    [CHART]

                                   Bar Chart

 1999    2000    2001    2002     2003
-----   -----   -----   ------   -----
13.80%  36.61%  30.69%  -12.62%  28.83%

During the periods shown above, the highest quarterly return was 21.66% for the quarter ended June 30, 2001 and the lowest was -19.79% for the quarter ended September 30, 2002.

Year-to-date performance through June 30, 2004 was 3.12% for the DLB Small Company Fund. Year-to-date performance information does not reflect the impact of sales charges. If it did, performance would be less than that shown.

Average Annual Total Returns (for periods ending December 31, 2003)
--------------------------------------------------------------------------------
                                                    Past      Past     Since
                                                   1 year   5 years   7/20/98/1/
--------------------------------------------------------------------------------

MMIF Small Cap Fund
Class S (before taxes)                             31.99%     6.43%    5.13%/2/
Class S (after taxes on distributions)             31.94%     4.58%    3.14%/2/
Class S (after taxes on distributions and
   sale of fund shares)                            20.87%     4.62%    3.43%/2/
Class Y (before taxes)/3/                          31.91%     6.31%    5.00%/2/
Class L (before taxes)/3/                          31.73%     6.17%    4.88%/2/
Class A (before taxes)/3/                          23.86%     4.64%    4.59%/2/
Class N (before taxes)/3/                          29.93%     5.55%    4.25%/2/

DLB Small Company Fund/4/
(before taxes)                                     28.83%    17.99%    13.24%
(after taxes on distributions)                     28.83%    16.14%    11.60%
(after taxes on distributions and
   sale of fund shares)                            18.74%    14.63%    10.52%

Russell 2000(R)Index/5/
   (no deduction for fees, expenses
      or taxes)                                    47.25%     7.13%     4.87%
--------------------------------------------------------------------------------

/1./ Date of inception of the DLB Small Company Fund. For the MMIF Small Cap
     Fund, average annual total returns for the past ten years, before taxes, were as follows: Class S: 9.08%; Class Y: 8.91%; Class L: 8.81%; Class A:
     7.82%: and Class N: 8.14% Average annual total returns for the MMIF Small Cap Fund's Class S shares since October 3, 1994 before taxes, after taxes on distributions and after taxes on distributions and sale of fund shares were 10.08%, 8.23% and 7.92%, respectively.
/2./ Performance information is since August 1, 1998
/3./ Performance for Class Y and Class A shares of the MMIF Small Cap Fund prior to January 1, 1998 is based on Class S shares (which includes performance of a predecessor separate investment account of MassMutual for periods prior to October 3, 1994) adjusted to reflect Class Y and Class A expenses, and for Class A shares also reflects any applicable sales charge. Performance for Class L shares of the MMIF Small Cap Fund prior to May 3, 1999 is based on Class S shares (which includes performance of a predecessor separate investment account of MassMutual for periods prior to October 3, 1994) adjusted to reflect Class L expenses. Performance for Class N shares of the MMIF Small Cap Fund prior to December 31, 2002 is based on Class A shares, adjusted to reflect Class N expenses, and also reflects any applicable sales charge.
/4./ The DLB Small Company Fund expanded its investment universe to include investing in larger small cap companies in August of 2000 and 2001; the performance results shown above would not necessarily have been achieved had the DLB Small Company Fund's current strategy been in effect for the periods for which performance results are presented.
/5./ The Russell 2000(R) Index is a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies.

--------------------------------------------------------------------------------

MMIF Value Fund and DLB Value Fund

Because the Agreement with respect to the proposed merger of the MMIF Value Fund and the DLB Value Fund provides that the DLB Value Fund will be the surviving fund following the proposed merger, the DLB Value Fund will be the accounting survivor.

The bar chart shows the risks of investing in the MMIF Value Fund by showing changes in its performance from year to year.

                        MMIF Value Fund - Class S Shares*

                                     [CHART]

                                    Bar Chart

1994    1995    1996    1997    1998    1999   2000    2001     2002     2003
----   -----   -----   -----   -----   -----   ----   ------   ------   -----
4.07%  31.54%  20.24%  29.01%  16.74%  -2.00%  2.94%  -14.45%  -13.29%  22.61%

During the periods shown above, the highest quarterly return was 16.49% for the quarter ended December 31, 1998 and the lowest was -18.31% for the quarter ended September 30, 2002.
Year-to-date performance through June 30, 2004 was 3.68% for the MMIF Value Fund's Class S shares. Year-to-date performance information does not reflect the impact of sales chargers. If it did, performance would be less than that shown.

* Performance for Class S shares of the MMIF Value Fund includes performance of a predecessor separate investment account of MassMutual for periods prior to October 3, 1994. Performance shown does not reflect fees that may be paid by investors for administration services or group annuity contract charges.

The bar chart shows the risks of investing in the DLB Value Fund by showing changes in its performance from year to year.

                                 DLB Value Fund

                                     [CHART]

                                    Bar Chart

 1996    1997   1998   1999   2000    2001    2002     2003
-----   -----   ----   ----   ----   -----   ------   -----
23.99%  26.35%  5.25%  0.54%  9.41%  -0.33%  -11.53%  24.46%

During the periods shown above, the highest quarterly return was 15.39% for the quarter ended June 30, 2003 and the lowest was -17.77% for the quarter ended September 30, 1998.

Year-to-date performance through June 30, 2004 was 3.23% for the DLB Value Fund. Year-to-date performance information does not reflect the impact of sales chargers. If it did, performance would be less than that shown.

Average Annual Total Returns (for periods ending December 31, 2003)
--------------------------------------------------------------------------------
                                                    Past      Past       Since
                                                   1 year   5 years   7/25/95/1/
--------------------------------------------------------------------------------
MMIF Value Fund
Class S (before taxes)                             27.61%    -2.23%    7.10%/2/
Class S (after taxes on distributions)             26.98%    -4.64%    4.67%/2/
Class S (after taxes on distributions and
    sale of fund shares)                           17.90%    -2.55%    5.33%/2/
Class Y (before taxes)/3/                          27.57%    -2.33%    6.95%/2/
Class L (before taxes)/3/                          27.26%    -2.48%    6.85%/2/
Class A (before taxes)/3/                          19.60%    -3.87%    6.51%/2/
Class N (before taxes)/3/                          25.51%    -3.05%    6.19%/2/

DLB Value Fund
(before taxes)                                     24.46%     3.84%    9.52%
(after taxes on distributions)                     24.17%     2.91%    8.11%
(after taxes on distributions and
   sale of fund shares)                            16.28%     2.80%    7.58%

Russell 1000(R) Value Index/4/
   (no deduction for fees, expenses
   or taxes)                                       30.03%     3.56%   11.80%
S&P 500(R) Index/5/
   (no deduction for fees, expenses
      or taxes)                                    28.67%    -0.57%   10.33%
S&P 500(R)/Barra Large Cap
Value Index/6/
   (no deduction for fees, expenses
      or taxes)                                    31.79%     1.95%   10.08%
--------------------------------------------------------------------------------

/1./ Date of inception of the DLB Value Fund. For the MMIF Value Fund, average annual total returns for the past ten years, before taxes, were as follows:
     Class S: 8.27%; Class Y: 8.10%; Class L: 8.01%; Class A: 7.02%: and Class
     N: 7.34% Average annual total returns for the MMIF Value Fund's Class S shares since October 3, 1994 before taxes, after taxes on distributions and after taxes on distributions and sale of fund shares were 8.50%, 6.22% and 6.66%, respectively.
/2./ Performance information shown is since August 1, 1995.
/3./ Performance for Class Y and Class A shares of the MMIF Value Fund prior to
     January 1, 1998 is based on Class S shares (which includes performance of a predecessor separate investment account of MassMutual for periods prior to October 3, 1994) adjusted to reflect Class Y and Class A expenses, and for Class A shares also reflects any applicable sales charge. Performance for Class L shares of the MMIF Value Fund prior to May 3, 1999 is based on Class S shares (which includes performance of a predecessor separate investment account of MassMutual for periods prior to October 3, 1994) adjusted to reflect Class L expenses. Performance for Class N shares of the MMIF Value Fund prior to December 31, 2002 is based on Class A shares, adjusted to reflect Class N expenses, and also reflects any applicable sales charge.
/4./ The Russell 1000(R) Value Index is an unmanaged index representative of stocks with a greater than average value orientation among the stocks of the largest 1000 U.S. companies based on capitalization. The Index does not incur expenses and cannot be purchased directly by investors.
/5./ The S&P 500(R) Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies.
/6./ The S&P 500(R)/Barra Large Cap Value Index is an unmanaged index of those common stocks that have the lowest price-to-book ratios comprising half of the aggregate market capitalization of the S&P 500 Index.

--------------------------------------------------------------------------------

MMIF Bond Fund and DLB Fixed Income Fund

Because the MMIF Bond Fund is considerably larger than the DLB Fixed Income Fund, the MMIF Bond Fund will be the accounting survivor following the proposed merger. As the accounting survivor, the MMIF Bond Fund's operating history will be used for financial reporting, marketing and advertising purposes.

The bar chart shows the risks of investing in the MMIF Bond Fund by showing changes in its performance from year to year.

                        MMIF Bond Fund - Class S Shares *

                                     [CHART]

                                    Bar Chart

 1994    1995    1996    1997    1998   1999    2000   2001    2002     2003
-----   -----   -----   -----   -----   ----   -----   ----   ------   -----
-4.43%  20.01%  22.82%  36.36%  -9.03%  0.25%  14.19%  3.61%  -12.80%  31.99%

During the periods shown above, the highest quarterly return was 6.58% for the quarter ended June 30, 1995 and the lowest was -3.49% for the quarter ended March 31, 1994.

Year-to-date performance through June 30, 2004 was 0.09% for the MMIF Bond Fund's Class S shares. Year-to-date performance information does not reflect the impact of sales charges. If it did, performance would be less than that shown.

* Performance for Class S shares of the MMIF Bond Fund includes performance of a predecessor separate investment account of MassMutual for periods prior to October 3, 1994. Performance shown does not reflect fees that may be paid by investors for administration services or group annuity contract charges.

The bar chart shows the risks of investing in the DLB Fixed Income Fund by showing changes in its performance from year to year.

                                     [CHART]

                                    Bar Chart

                              DLB Fixed Income Fund

1996   1997   1998    1999    2000   2001   2002   2003
----   ----   ----   -----   -----   ----   ----   ----
3.70%  9.03%  8.04%  -1.61%  10.72%  7.25%  7.19%  4.54%

During the periods shown above, the highest quarterly return was 4.07% for the quarter ended September 30, 2001 and the lowest was -1.34% for the quarter ended June 30, 1999.

Year-to-date performance through June 30, 2004 was -0.01% for the DLB Fixed Income Fund. Year-to-date performance information does not reflect the impact of sales charges. If it did, performance would be less than that shown.

Average Annual Total Returns (for periods ending December 31, 2003)
--------------------------------------------------------------------------------
                                                    Past      Past      Since
                                                   1 year   5 years   7/25/95/1/
--------------------------------------------------------------------------------
MMIF Bond Fund
Class S (before taxes)                              5.32%    6.07%     6.92%/2/
Class S (after taxes on distributions)              2.89%    3.80%     4.31%/2/
Class S (after taxes on distributions and
  sale of fund shares)                              3.60%    3.79%     4.29%/2/
Class Y (before taxes)/3/                           5.23%    6.01%     6.80%/2/
Class L (before taxes)/3/                           5.09%    5.85%     6.69%/2/
Class A (before taxes)/3/                          -0.21%    4.60%     6.37%/2/
Class N (before taxes)/3/                           3.54%    5.32%     6.07%/2/

DLB Fixed Income Fund
(before taxes)                                      4.54%    5.53%     6.51%
(after taxes on distributions)                      2.80%    3.28%     4.22%
(after taxes on distributions and
  sale of fund shares)                              2.93%    3.30%     4.14%

Lehman Brothers Aggregate Bond Index/4/
  (no deduction for fees, expenses
  or taxes)                                         4.10%    6.62%     7.34%

--------------------------------------------------------------------------------

/1./ Date of inception of the DLB Fixed Income Fund. For the MMIF Bond Fund, average annual total returns for the past ten years, before taxes, were as follows: Class S: 6.50%; Class Y: 6.36%; Class L: 6.27%; Class A: 5.41%: and Class N: 5.63% Average annual total returns for the MMIF Bond Fund's Class S shares since October 3, 1994 before taxes, after taxes on distributions, and after taxes on distributions and sale of fund shares, were 7.56%, 5.09% and 4.96%, respectively.
/2./ Performance information shown is since August 1, 1995.
/3./ Performance for Class Y and Class A shares of the MMIF Bond Fund prior to
     January 1, 1998 is based on Class S shares (which includes performance of a predecessor separate investment account of MassMutual for periods prior to October 3, 1994) adjusted to reflect Class Y and Class A expenses, and for Class A shares also reflects any applicable sales charge. Performance for Class L shares of the MMIF Bond Fund prior to May 3, 1999 is based on Class S shares (which includes performance of a predecessor separate investment account of MassMutual for periods prior to October 3, 1994) adjusted to reflect Class L expenses. Performance for Class N shares of the MMIF Bond Fund prior to December 31, 2002 is based on Class A shares, adjusted to reflect Class N expenses, and also reflects any applicable sales charge.
/4./ The Lehman Brothers Aggregate Bond Index is an unmanaged index of fixed rate investment grade securities with at least one year to maturity combining the Lehman Brothers Government/Credit Index and the Lehman Brothers Mortgage-Backed Securities Index. The Index does not incur expenses and cannot be purchased directly by investors.

--------------------------------------------------------------------------------

The MMIF Funds' performance information shown in the tables reflects the impact of sales charges. Class A share performance reflects the current maximum initial sales charges; Class A and Class N share performance reflects the maximum applicable deferred sales charge if shares had been redeemed on December 31, 2003. After-tax returns reflect the highest individual federal income tax rates and do not reflect state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The bar charts and table reflect the performance of the MMIF Funds' original share class, Class S. With respect to the MMIF Funds, after-tax returns are shown for Class S shares only and will vary for other classes. After-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

7. Will my dividend be affected by the proposed mergers?

Shareholders of MMIF Small Cap Fund and MMIF Value Fund will see no change with regard to the frequency of the payment of distributions. For the MMIF Bond Fund, distributions, if any, are declared and paid annually, while for the DLB Fixed Income Fund, distributions, if any, are declared and paid monthly.

8. Will I own shares of the same class upon completion of the proposed mergers?

Yes. Currently, each DLB Fund has one class of shares. Effective immediately prior to the proposed mergers, the DLB Funds will create five separate classes of shares: Class S, Class Y, Class L, Class A and Class N. The Merger Shares you receive of the applicable DLB Fund will be of the same class of shares as the shares you currently hold in an MMIF Fund. For more information regarding the DLB Funds' share classes, please see "Additional Information about the DLB Funds" below and the SAI.

9. What are the federal income tax consequences of the proposed mergers?

For federal income tax purposes, no gain or loss is expected to be recognized by the MMIF Funds or their shareholders as a result of the mergers. Certain other tax consequences are discussed below under "Information about the Proposed Mergers -- Federal Income Tax Consequences."

10. Will the procedures for purchasing, and redeeming shares of the DLB Funds differ from the procedures in place with respect to the MMIF Funds?

No, the procedures for purchasing and redeeming shares of each fund are identical.

11. How will I be notified of the outcome of the vote?

If the mergers are approved by MassMutual and you are a shareholder of an MMIF Fund merging into a DLB Fund, you will receive confirmation after the reorganization is completed, indicating your new account number and the number of shares you are receiving. Otherwise, you will be notified in the next annual report of the MMIF Funds.

12. Will the number of shares I own change?

Yes, the number of shares you own will likely change, but the total value of the shares of a DLB Fund you receive will equal the total value of the shares of the MMIF Fund that you hold at the time of the mergers. Even though the net asset value per share of each fund is different, the total net asset value of a shareholder's holdings will not change as a result of the merger.

13. What shareholder vote is required to approve the mergers?

Approval of the mergers will require the "yes" vote of the holders of more than 50% of the outstanding shares of the MMIF Funds. As noted above, MassMutual, the majority shareholder of each of the MMIF Funds, has indicated that it will approve the proposed mergers by way of executing a consent on or about October 25, 2004, which would by itself constitute the necessary shareholder approval under the 1940 Act. No action is required to be taken by you as a shareholder of the MMIF Funds.

II.  Risk Factors

..    What are the risks of the DLB Funds, and how do they compare with those of the MMIF Funds?

DLB Small Company Fund and MMIF Small Cap Fund

The risks of an investment in the DLB Small Company Fund are generally similar to the risks of an investment in the MMIF Small Cap Fund.

The main risks that could adversely affect the value of the DLB Small Company Fund's shares and the total return on your investment include:

..    Market Risk - market risk arises since stock prices can fall for any number of factors, including general economic and market conditions, real or perceived changes in the prospects of the security's issuer, changing interest rates and real or perceived economic and competitive industry conditions.

     The DLB Small Company Fund maintains substantial exposure to equities and does not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or even extended periods subjects this fund to unpredictable declines in the value of its shares, as well as periods of poor performance. Market risk also includes specific risks affecting the companies whose shares are purchased by the DLB Small Company Fund, such as management performance, financial leverage, industry problems and reduced demand for the issuer's goods or services.

..    Credit Risk - credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivatives contract or securities loan, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. There are varying degrees of credit risk, which are often reflected in credit ratings.

..    Management Risk - the DLB Small Company Fund is subject to management risk because it is an actively managed investment portfolio. Management risk is the chance that poor security selection will cause the DLB Small Company Fund to underperform other funds with similar investment objectives and to have a return lower than the performance of the index with which it is compared. Babson manages the DLB Small Company Fund according to the traditional methods of active investment management, which involves the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Babson applies its investment techniques and risk analyses in making investment decisions for the DLB Small Company Fund, but there can be no guarantee that they will produce the desired results.

..    Liquidity Risk - liquidity risk exists when particular investments are difficult to sell. The DLB Small Company Fund may not be able to sell these illiquid securities at the best prices. Investments in derivatives, foreign securities, and securities having small market capitalization, substantial market and/or credit risk, and unregistered or restricted securities tend to involve greater liquidity risk.

..    Derivatives Risk - the DLB Small Company Fund may use derivatives, which are financial contracts whose value depends on, or is derived from, the value of an underlying asset, interest rate or index. The DLB Small Company Fund may sometimes use derivatives as part of a strategy designed to reduce other risks, or establish a position in the securities market as a substitute for purchasing or selling particular securities, and sometimes will use derivatives for leverage, which increases opportunities for gain but also involves greater risk. In addition to other risks such as the credit risk of a counterparty, derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates and indices. In addition, the DLB Small Company Fund's use of derivatives may affect the timing and amount of taxes payable by shareholders.

..    Foreign Investment Risk - because the DLB Small Company Fund may invest in foreign securities it may experience more rapid and extreme changes in value than funds which invest solely in U.S. companies. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. In addition, foreign companies are usually not subject to the same degree of regulation as U.S. companies. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect the DLB Small Company Fund's non-U.S. investments. In the event of nationalization, expropriation or other confiscation, the DLB Small Company Fund could lose its entire investment. Economic downturns in certain regions, such as Southeast Asia, can also adversely affect other countries whose economies appear to be unrelated.

     The DLB Small Company Fund may also invest in foreign securities known as American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"). ADRs, GDRs and EDRs represent securities or a pool of securities of an underlying foreign or, in the case of GDRs and EDRs, U.S. or non-U.S. issuer.

..    Currency Risk - the DLB Small Company Fund is subject to currency risk to the extent that it invests in securities of foreign companies that are traded in, and receive revenues in, foreign currencies. Currency risk is caused by uncertainty in foreign currency exchange rates. Fluctuations in the value of the U.S. dollar relative to foreign currencies may enhance or diminish returns that a U.S. investor would receive on foreign investments. The DLB Small Company Fund may, but will not necessarily, engage in foreign currency transactions in order to protect against fluctuations in the value of holdings denominated in or exposed to other currencies. Those currencies can decline in value relative to the U.S. Dollar, or, in the case of hedging positions, the U.S. Dollar can decline in value relative to the currency hedged. The DLB Small Company Fund's investment in foreign currencies may increase the amount of ordinary income recognized by the DLB Small Company Fund.

..    Smaller Company Risk - market risk and liquidity risk are particularly pronounced for stocks of smaller companies. The companies have limited product lines, markets or financial resources or they may depend on a few key employees.

..    Leveraging Risk - when the DLB Small Company Fund borrows money or otherwise leverages its portfolio, the value of an investment in it will be more volatile and all other risks will tend to be compounded. The DLB Small Company Fund may take on leveraging risk by investing collateral from securities loans, by using derivatives and by borrowing money to repurchase shares or to meet redemption requests.

..    Equity Securities Risk - the DLB Small Company Fund invests primarily in equity securities. Equity securities are securities that represent an ownership interest (or the right to acquire an ownership interest) in a company. Although these types of securities offer greater potential for long-term growth, they are more volatile and more risky than some other forms of investment. Equity securities may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors affecting the securities market generally, an entire industry or sector or a particular company. Therefore, the value of your investment in the DLB Small Company Fund may decrease.

..    Company Risk - a company's economic condition influences the prices of its securities. The price of any security held by the DLB Small Company Fund may rise or fall for a number of reasons, including but not limited to the following: management decisions; changes in management; changing demand for the company's goods or services; changes in or differences between actual and anticipated earnings; the potential for takeovers and acquisitions; increased production costs; stricter government regulations; and rating agency downgrades.

..    Emerging Growth Companies Risk - investments in emerging growth companies may exhibit more abrupt or erratic market movements because they may have one or more of the following characteristics: limited product lines, markets and financial resources, including access to capital; management by one or a few key individuals; securities that are less liquid and fewer in number; securities that trade less frequently and in limited volume; shorter operating history; and less experienced management.

     These characteristics, among others, may cause the securities of emerging growth companies to suffer steeper than average price declines after disappointing earnings reports and to be more difficult to sell at satisfactory prices.

..    Investment Style Risk - different equity investment styles (e.g., growth and value) go in and out of favor depending on market conditions. Therefore, there is a risk that the DLB Small Company Fund may underperform other funds with different investment styles.

     In addition, there are special risks investing in "value" stocks or stocks that are otherwise out of favor with investors. The factors causing a stock's unpopularity may continue longer than expected or may worsen. These factors may range from a drop in earnings expectations to a major business problem. As a result, the stock's value may drop, or it may not appreciate as Babson expected. Furthermore, unpopular stocks involve the risk that even if a company experiences improved performance, the price of its stock may drop, or it may not rise in conjunction with the improvement in performance as Babson expected.

     As with investing in "value" stocks, there are special risks involved in investing in "growth" companies. The prices of growth company securities may fall to a greater extent than the overall equity markets due to changing economic, political or market factors. Growth company securities tend to be more volatile in terms of price swings and trading volume than value stocks. Growth companies, especially technology-related companies, have seen dramatic rises and falls in stock valuations. If the DLB Small Company Fund invests in these types of companies, it will also be exposed to the risk that the market may deem their stock prices over-valued, which could cause steep and/or volatile price swings.

..    Portfolio Turnover Risk - changes are made in the DLB Small Company Fund's portfolio whenever Babson believes such changes are desirable. Short-term transactions may result from liquidity needs, securities having reached a price objective, purchasing securities in anticipation of relatively short-term price gains, changes in the outlook for a particular company or by reason of economic or other developments not foreseen at the time of the investment decision. Portfolio turnover rates are generally not a factor in making buy and sell decisions. Consequently, the DLB Small Company Fund's portfolio turnover may be high. Increased portfolio turnover rates will result in higher costs from brokerage commissions, dealer-mark-ups and other transaction costs and may also result in higher capital gains taxes. Higher costs associated with increased portfolio turnover may offset gains in the DLB Small Company Fund's performance.

DLB Value Fund and MMIF Value Fund

The risks of an investment in the DLB Value Fund are generally similar to the risks of an investment in the MMIF Value Fund.

The main risks that could adversely affect the value of the DLB Value Fund's shares and the total return on your investment include:

..    Market Risk - market risk arises since stock prices can fall for any number of factors, including general economic and market conditions, real or perceived changes in the prospects of the security's issuer, changing interest rates and real or perceived economic and competitive industry conditions.

     The DLB Value Fund maintains substantial exposure to equities and does not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or even extended periods subjects this fund to unpredictable declines in the value of its shares, as well as periods of poor performance. Market risk also includes specific risks affecting the companies whose shares are purchased by the DLB Value Fund, such as management performance, financial leverage, industry problems and reduced demand for the issuer's goods or services.

..    Credit Risk - credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivatives contract or securities loan, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. There are varying degrees of credit risk, which are often reflected in credit ratings.

..    Management Risk - the DLB Value Fund is subject to management risk because it is an actively managed investment portfolio. Management risk is the chance that poor security selection will cause the DLB Value Fund to underperform other funds with similar investment objectives and to have a return lower than the performance of the index with which it is compared. Babson manages the DLB Value Fund according to the traditional methods of active investment management, which involves the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Babson applies its investment techniques and risk analyses in making investment decisions for the DLB Value Fund, but there can be no guarantee that they will produce the desired results.

..    Derivatives Risk - the DLB Value Fund may use derivatives, which are financial contracts whose value depends on, or is derived from, the value of an underlying asset, interest rate or index. The DLB Value Fund may sometimes use derivatives as part of a strategy designed to reduce other risks and sometimes will use derivatives for leverage, which increases opportunities for gain but also involves greater risk. In addition to other risks such as the credit risk of a counterparty, derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates and indices. In addition, the DLB Value Fund's use of derivatives may affect the timing and amount of taxes payable by shareholders.

..    Foreign Investment Risk - because the DLB Value Fund may invest in foreign securities it may experience more rapid and extreme changes in value than funds which invest solely in U.S. companies. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. In addition, foreign companies are usually not subject to the same degree of regulation as U.S. companies. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect the DLB Value Fund's non-U.S. investments. In the event of nationalization, expropriation or other confiscation, the DLB Value Fund could lose its entire investment. Economic downturns in certain regions, such as Southeast Asia, can also adversely affect other countries whose economies appear to be unrelated.

     The DLB Value Fund may also invest in ADRs, GDRs and EDRs. ADRs, GDRs and EDRs represent securities or a pool of securities of an underlying foreign or, in the case of GDRs and EDRs, U.S. or non-U.S. issuer.

..    Value Company Risk - the value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

..    Leveraging Risk - when the DLB Value Fund borrows money or otherwise leverages its portfolio, the value of an investment in it will be more volatile and all other risks will tend to be compounded. The DLB Value Fund may take on leveraging risk by investing collateral from securities loans, by using derivatives and by borrowing money to repurchase shares or to meet redemption requests.

..    Equity Securities Risk - the DLB Value Fund invests primarily in equity securities. Equity securities are securities that represent an ownership interest (or the right to acquire an ownership interest) in a company. Although these types of securities offer greater potential for long-term growth, they are more volatile and more risky than some other forms of investment. Equity securities may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors affecting the securities market generally, an entire industry or sector or a particular company. Therefore, the value of your investment in the DLB Value Fund may decrease.

..    Company Risk - a company's economic condition influences the prices of its securities. The price of any security held by the DLB Value Fund may rise or fall for a number of reasons, including but not limited to the following: management decisions; changes in management; changing demand for the company's goods or services; changes in or differences between actual and anticipated earnings; the potential for takeovers and acquisitions; increased production costs; stricter government regulations; and rating agency downgrades.

..    Investment Style Risk - different equity investment styles (e.g., growth and value) go in and out of favor depending on market conditions. Therefore, there is a risk that the DLB Value Fund may underperform other funds with different investment styles.

     In addition, there are special risks investing in "value" stocks or stocks that are otherwise out of favor with investors. The factors causing a stock's unpopularity may continue longer than expected or may worsen. These factors may range from a drop in earnings expectations to a major business problem. As a result, the stock's value may drop, or it may not appreciate as Babson expected. Furthermore, unpopular stocks involve the risk that even if a company experiences improved performance, the price of its stock may drop, or it may not rise in conjunction with the improvement in performance as Babson expected.

     As with investing in "value" stocks, there are special risks involved in investing in "growth" companies. The prices of growth company securities may fall to a greater extent than the overall equity markets due to changing economic, political or market factors. Growth company securities tend to be more volatile in terms of price swings and trading volume than value stocks. Growth companies, especially technology-related companies, have seen dramatic rises and falls in stock valuations. If the DLB Value Fund invests in these types of companies, it will also be exposed to the risk that the market may deem their stock prices over-valued, which could cause steep and/or volatile price swings.

DLB Fixed Income Fund and MMIF Bond Fund

The risks of an investment in the DLB Fixed Income Fund are generally similar to the risks of an investment in the MMIF Bond Fund.

The main risks that could adversely affect the value of the DLB Fixed Income Fund's shares and the total return on your investment include:

..    Market Risk - the DLB Fixed Income Fund is subject to market risk, which is the general risk of unfavorable market-induced changes in the value of a security. The DLB Fixed Income Fund is subject to market risk because it invests some or all of its assets in debt securities. Debt securities are obligations of an issuer to pay principal and/or interest at a specified interest rate over a predetermined period. If interest rates rise close to or higher than the specified rate, those securities are likely to be worth less and the value of the DLB Fixed Income Fund will likely fall. If interest rates fall, most securities held by the DLB Fixed Income Fund paying higher rates of interest will likely be worth more, and the DLB
     Fixed Income Fund's value will likely increase.

     This kind of market risk, also known as interest rate risk, is generally greater for debt securities with longer maturities and portfolios with longer durations. Even the highest quality debt securities are subject to interest rate risk. Market risk is generally greater for lower-rated securities or comparable unrated securities.

..    Credit Risk - credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivatives contract or securities loan, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. There are varying degrees of credit risk, which are often reflected in credit ratings. Credit risk is particularly significant for the DLB Fixed Income Fund to the extent it invests in below investment grade securities. These debt securities and similar unrated securities, which are commonly known as "junk bonds," either have speculative elements or are predominantly speculative instruments. Junk bonds may be subject to greater market fluctuations and greater risks of loss of income and principal than investment grade securities.

..    Management Risk - the DLB Fixed Income Fund is subject to management risk because it is an actively managed investment portfolio. Management risk is the change that poor security selection will cause the DLB Fixed Income Fund to underperform other funds with similar investment objectives and to have a return lower than the performance of the index with which it is compared. Babson manages the DLB Fixed Income Fund according to the traditional methods of active investment management, which involves the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Babson applies its investment techniques and risk analyses in making investment decisions for the DLB Fixed Income Fund, but there can be no guarantee that they will produce the desired results.

..    Prepayment Risk - prepayment risk is the risk that principal will be repaid at a different rate than anticipated, causing the return on mortgage-backed securities to be less than expected when purchased. The interest rate risk described above may be compounded to the extent that the DLB Fixed Income Fund invests to a material extent in mortgage-related or other asset-backed securities that may be prepaid. These securities have variable maturities that tend to lengthen when interest rates are rising, which typically is the least desirable time for maturities to lengthen. The DLB Fixed Income Fund is also subject to reinvestment risk, which is the chance that cash flows from securities (including securities that are prepaid) will be reinvested at lower rates if interest rates fall.

..    Liquidity Risk - liquidity risk exists when particular investments are difficult to sell. The DLB Fixed Income Fund may not be able to sell these illiquid securities at the best prices. Investments in derivatives, foreign securities, and securities having small market capitalization, substantial market and/or credit risk, and unregistered or restricted securities tend to involve greater liquidity risk.

..    Derivatives Risk - the DLB Fixed Income Fund may use derivatives, which are financial contracts whose value depends on, or is derived from, the value of an underlying asset, interest rate or index. The DLB Fixed Income Fund may sometimes use derivatives as part of a strategy designed to reduce other risks and sometimes will use derivatives for leverage, which increases opportunities for gain but also involves greater risk. In addition to other risks such as the credit risk of a counterparty, derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates and indices. In addition, the DLB Fixed Income Fund's use of derivatives may affect the timing and amount of taxes payable by shareholders.

..    Foreign Investment Risk - because the DLB Fixed Income Fund may invest in foreign securities it may experience more rapid and extreme changes in value than funds which invest solely in U.S. companies. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. In addition, foreign companies are usually not subject to the same degree of regulation as U.S. companies. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect the DLB Fixed Income Fund's non-U.S. investments. In the event of nationalization, expropriation or other confiscation, the DLB Fixed Income Fund could lose its entire investment. Economic downturns in certain regions, such as Southeast Asia, can also adversely affect other countries whose economies appear to be unrelated.

     The DLB Fixed Income Fund may also invest in ADRs, GDRs and EDRs. ADRs, GDRs and EDRs represent securities or a pool of securities of an underlying foreign or, in the case of GDRs and EDRs, U.S. or non-U.S. issuer.

..    Emerging Markets Risk - the DLB Fixed Income Fund may invest in issuers located in emerging markets when Babson deems those investments are consistent with the DLB Fixed Income Fund's investment objectives and policies. Emerging markets are generally considered to be the countries having "emerging market economies" based on factors such as the country's foreign currency debt rating, its political and economic stability, the development of its financial and capital markets and the level of its economy. Investing in securities from emerging markets involves special risks, including less liquidity and more price volatility than securities of comparable domestic issuers or in established foreign markets. Emerging markets also may be concentrated towards particular industries. There may also be different clearing and settlement procedures, or an inability to handle large volumes of transactions. These factors could result in settlement delays and temporary periods when a portion of the DLB Fixed Income Fund's assets is not invested and could cause a loss in value due to illiquidity.

..    Currency Risk - the DLB Fixed Income Fund is subject to currency risk to the extent that it invests in securities of foreign companies that are traded in, and receive revenues in, foreign currencies. Currency risk is caused by uncertainty in foreign currency exchange rates. Fluctuations in the value of the U.S. dollar relative to foreign currencies may enhance or diminish returns that a U.S. investor would receive on foreign investments. The DLB Fixed Income Fund may, but will not necessarily, engage in foreign currency transactions in order to protect against fluctuations in the value of holdings denominated in or exposed to other currencies. Those currencies can decline in value relative to the U.S. Dollar, or, in the case of hedging positions, the U.S. Dollar can decline in value relative to the currency hedged. The DLB Fixed Income Fund's investment in foreign currencies may increase the amount of ordinary income recognized by the DLB Fixed Income Fund.

..    Leveraging Risk - when the DLB Fixed Income Fund borrows money or otherwise leverages its portfolio, the value of an investment in it will be more volatile and all other risks will tend to be compounded. The DLB Fixed Income Fund may take on leveraging risk by investing collateral from securities loans, by using derivatives and by borrowing money to repurchase shares or to meet redemption requests.

..    Company Risk - a company's economic condition influences the prices of its securities. The price of any security held by the DLB Fixed Income Fund may rise or fall for a number of reasons, including but not limited to the following: management decisions; changes in management; changing demand for the company's goods or services; changes in or differences between actual and anticipated earnings; the potential for takeovers and acquisitions; increased production costs; stricter government regulations; and rating agency downgrades.

..    Mortgage- and Asset-Backed Securities Risk - Credit Risk: as with fixed income securities generally, mortgage- and asset-backed securities present the risk that the issuer will default on principal and interest payments. The U.S. Government or its agencies guarantee the payment of principal and interest on some mortgage-backed securities, but in other cases it may be difficult to enforce rights against the assets underlying other mortgage- and asset-backed securities when an issuer defaults. Nevertheless, insurance or other forms of guarantee may support mortgage- and asset-backed securities issued by private lending institutions or other financial intermediaries, although the existence of such insurance or other forms of guarantee does not eliminate the risk of loss.

     Maturity Risk--Mortgage-Backed Securities: A mortgage-backed security matures when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates change.

     When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased prepayment rate on the DLB Fixed Income Fund's mortgage-backed securities will result in an unforeseen loss of interest income to the DLB Fixed Income Fund. In addition, because prepayments increase when interest rates fall, the prices of mortgage-backed securities do not increase as much as those of other fixed income securities when interest rates fall. Furthermore, increased prepayments may have to be reinvested, in turn, at lower interest rates.

     When interest rates rise, homeowners are less likely to prepay their mortgage loans. A decreased prepayment rate lengthens the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed income securities when interest rates rise.

     Collateralized Mortgage Obligations: Collateralized mortgage obligations
     (CMOs) are a type of mortgage-backed security. CMOs are issued in separate classes with different expected maturities. As its underlying mortgage pool experiences prepayments, a CMO pays off investors in classes in accordance with the CMO's governing instrument (generally, the CMO first pays investors who have purchased classes with shorter expected maturities). By investing in CMOs, the DLB Fixed Income Fund may better manage the prepayment risk of mortgage-backed securities. However, unanticipated prepayments may cause the actual maturity of a CMO to be substantially shorter than its expected maturity, and prepayments at levels lower than expected may cause the actual maturity of a CMO to be longer than its expected maturity. These changes in a CMO's maturity could result in declines in the CMO's value.

     Asset-Backed Securities: Asset-backed securities are securities that are backed by pools of obligations, such as pools of automobile loans, educational loans and credit card receivables, both secured and unsecured. Asset-backed securities have prepayment risks similar to those of mortgage-backed securities. However, the levels of principal prepayment tend not to vary much with interest rates, and the short-term nature of the assets underlying asset-backed securities tends to dampen the impact of changes in the levels of prepayment. In addition, the following may cause holders of asset-backed securities to experience delays in payment on the securities, which may result in losses to the DLB Fixed Income Fund if it holds the securities: unanticipated legal or administrative costs of enforcing the contracts on the assets; depreciation of the collateral securing the contracts; and damage to or destruction of the collateral securing the contracts.

For a description of additional risks associated with the funds' main investment strategies, see the MMIF Prospectus and "Additional Information about the DLB Funds" below.

III. Other Comparisons Between the Funds

Important Note. Certain arrangements described herein, including without limitation, investment advisory arrangements, distribution arrangements, shareholder servicing arrangements and the establishment of multiple classes, are not currently in effect for DLB, but rather are expected to become effective shortly prior to the consummation of the proposed mergers. Additionally, certain changes to the investment objective, strategies, policies and restrictions with respect to the DLB Fixed Income Fund have not yet taken effect, but are expected to take effect at the time the proposed mergers are consummated.

Investment Advisors. MassMutual and Babson serve as the investment advisor and investment sub-advisor, respectively, to the MMIF Funds. Upon completion of the proposed mergers, MassMutual and Babson will also serve as the investment advisor and investment sub-advisor, respectively, to the DLB Funds.

Trustees. The Trustees of The DLB Fund Group (of which the DLB Funds are series) are different from those of MassMutual Institutional Funds (of which the MMIF Funds are series). As more fully described in the SAI, the following individuals comprise the Board of Trustees of The DLB Fund Group: Nabil N. El-Hage, Maria D. Furman, Steven A. Kandarian, Richard A. Nenneman and Kevin M. McClintock. In addition, the officers of

The DLB Fund Group are different from those of MassMutual Institutional Funds. For more information about the Trustees and officers of The DLB Fund Group, please see the SAI.

Charter Documents. The MMIF Funds are each separate series of MassMutual Institutional Funds, a Massachusetts business trust governed by Massachusetts law. The DLB Funds are each separate series of The DLB Fund Group, a Massachusetts business trust governed by Massachusetts law. The MMIF Funds are governed by an Agreement and Declaration of Trust dated May 28, 1993, as amended from time to time. The DLB Funds are governed by an Agreement and Declaration of Trust dated August 1, 1994, as amended from time to time. These charter documents are similar but not identical to one another, and therefore shareholders of the funds may have different rights.

Shareholders of the MMIF Funds and the DLB Funds have a number of rights in common. Shares of the MMIF Funds entitle their holders to one vote for each dollar (or a proportional fractional vote for each fraction of a dollar) of net asset value per share of each series or class for each share held. Shares of the DLB Funds entitle their holders to one vote per share, with fractional shares voting proportionally. With respect to the both the MMIF Funds and the DLB Funds, a separate vote will be taken by the applicable fund or class of shares on matters affecting the particular fund or class, as determined by its Trustees. For example, a change in a fundamental investment policy for a particular fund would be voted upon only by shareholders of that fund and adoption of distribution plan relating to a particular class and requiring shareholder approval would be voted upon only by shareholders of that class. Shares of each fund have noncumulative voting rights with respect to the election of Trustees. Neither trust is required to hold annual meetings of its shareholders. However, meetings of the shareholders may be called for the purpose of electing Trustees and for such other purposes as may be prescribed by law, by the applicable Declaration of Trust, or by the applicable Bylaws. Shares of the funds have no preemptive, conversion or subscription rights, and are fully-paid, non-assessable (except as set forth below) and transferable. Shares of the funds are entitled to dividends as declared by its Trustees, and if a fund were liquidated, each class of shares of that fund would receive the net assets of the fund attributable to said class.

Shareholders of the Funds are also entitled to indemnification out of the assets of their fund to the extent that they are held personally liable for the obligation of the fund by reason of being a shareholder. All consideration received by a trust for the issue or sale of shares of the applicable fund, together with all assets in which such consideration is invested or reinvested, and all income, earnings, profits and proceeds, including proceeds from sale, exchange or liquidation of assets, are held and accounted for separately from the other assets of the trust and belong irrevocably to the fund for all purposes, subject only to the rights of creditors.

Either trust or any series thereof (including the funds) may be terminated by vote of its Trustees, or at a meeting of its shareholders by vote of the holders of a majority of the shares of the trust or series outstanding and entitled to vote. The Declarations of Trust governing both the MMIF Funds and the DLB Funds may be amended and/or restated at any time by an instrument in writing signed by a majority of the then Trustees when authorized to do so by a vote of the holders of a majority of the shares outstanding and entitled to vote.

The voting powers of shareholders of each fund are substantially similar. Quorum for a shareholder meeting of the MMIF Funds is 30% of the shares entitled to vote in person or by proxy, except that, where the vote is by series or class, then the quorum is 30% of the aggregate number of votes of that series or class entitled to vote. Quorum for a shareholder meeting of the DLB Funds is 10% of the shares entitled to vote in person or by proxy, and, where the vote is by series or by class, the quorum is 10% of the shares of that series or class entitled to vote.

The foregoing is a very general summary of certain provisions of the Declarations of Trust governing the MMIF Funds and the DLB Funds. It is qualified in its entirety by reference to the charter documents themselves.

IV. Information about the Proposed Mergers

General. The majority shareholder of each of the MMIF Small Cap Fund, the MMIF Value Fund and the MMIF Bond Fund is being asked to approve a merger between the DLB Small Company Fund, the DLB Value Fund and the DLB Fixed Income Fund, respectively, each pursuant to an Agreement and Plan of Reorganization between the respective funds. The form of the Agreement and Plan of Reorganization is attached to this Prospectus/Information Statement as Appendix A.

Although the term "merger" is used for ease of reference, the transactions are structured as (i) a transfer of all of the assets of the MMIF Small Cap Fund to the DLB Small Company Fund in exchange for the assumption by the DLB Small Company Fund of all of the liabilities of the MMIF Small Cap Fund and for the issuance and delivery to the MMIF Small Cap Fund of shares of each class of the DLB Small Company Fund equal in aggregate value to the net value of the assets attributable to shares of the corresponding class of the MMIF Small Cap Fund transferred to the DLB Small Company Fund, (ii) a transfer of all of the assets of the MMIF Value Fund to the DLB Value Fund in exchange for the assumption by the DLB Value Fund of all of the liabilities of the MMIF Value Fund and for the issuance and delivery to the MMIF Value Fund of shares of each class of the DLB Value Fund equal in aggregate value to the net value of the assets attributable to shares of the corresponding class of the MMIF Value Fund transferred to the DLB Value Fund, and (iii) a transfer of all of the assets of the MMIF Bond Fund to the DLB Fixed Income Fund in exchange for the assumption by the DLB Fixed Income Fund of all of the liabilities of the MMIF Bond Fund and for the issuance and delivery to the MMIF Bond Fund of shares of each class of the DLB Fixed Income Fund equal in aggregate value to the net value of the assets attributable to shares of the corresponding class of the MMIF Bond Fund transferred to the DLB Fixed Income Fund.

After receipt of the Merger Shares, each of the MMIF Small Cap Fund, the MMIF Value Fund and the MMIF Bond Fund will distribute the Merger Shares of each class to its shareholders of the corresponding class, in proportion to their existing shareholdings, in complete liquidation of the those funds, and the legal existence of the MMIF Small Cap Fund, the MMIF Value Fund and the MMIF Bond Fund will be terminated. Each shareholder of the MMIF Small Cap Fund, the MMIF Value Fund and the MMIF Bond Fund will receive a number of full and fractional Merger Shares equal in value at the date of the exchange to the aggregate value of the shareholder's MMIF Small Cap Fund, MMIF Value Fund and MMIF Bond Fund shares, as applicable.

Prior to the date of the transfer, each MMIF Fund will declare a distribution to shareholders that will have the effect of distributing to shareholders all of their respective remaining investment company income (computed without regard to the deduction for dividends paid) and net realized capital gains, if any, through the date of the transfer. Additionally, it is expected that, prior to the consummation of the proposed mergers, the MMIF Value Fund will distribute to its shareholders the portion of the MMIF Value Fund not currently managed by the investment team that also manages the DLB Value Fund.

The Trustees of MMIF have voted unanimously to approve the proposed merger and to recommend that shareholders also approve the mergers. The actions contemplated by the Agreements and the related matters described therein will be consummated for each fund only if approved by the affirmative vote of more than 50% of the outstanding shares of relevant MMIF Fund. The majority shareholder of each MMIF Fund, MassMutual, has indicated that, on or about October 25, 2004, it will execute a Consent of Majority Shareholder approving the proposed mergers.

The investment restrictions of the MMIF Funds will be temporarily amended to the extent necessary to effect the transactions contemplated by the Agreements. MassMutual does not expect that the MMIF Funds will make any significant dispositions of securities in connection with the proposed mergers.

Trustees' Considerations Relating to the Proposed Mergers. The Trustees of MMIF have carefully considered the anticipated benefits and costs of the proposed mergers. The Trustees were assisted in this review by independent legal counsel for the independent Trustees. The Trustees, including all of the independent Trustees, determined that the proposed mergers would be in the best interests of each MMIF Fund and its shareholders, and that the interests of existing shareholders of each MMIF Fund would not be diluted by the proposed mergers. The Trustees unanimously approved the proposed mergers and recommended their approval by shareholders of the relevant MMIF Fund.

In evaluating the proposed mergers, the Trustees first considered the underlying investment rationale articulated by MassMutual. The Trustees noted the similarity of the respective funds' investment objectives, policies and restrictions. The Trustees also considered the historical investment performance of each fund, as well as the potential opportunity to achieve economies of scale by creating larger funds with similar investment policies and lower or unchanged expense ratios.

The Trustees also considered the tax effects of the proposed mergers. In particular, they reviewed the historical and pro forma tax attributes of the funds and the effect of the proposed mergers on certain tax losses of the funds (see "Federal Income Tax Consequences" below). The Trustees noted that since the funds have similar built-in-gains and capital loss carryforwards (net of built-in-gains), it was unlikely that one fund's shareholders would be placed at a significant disadvantage due to their "sharing" of tax attributes caused by the proposed mergers.

The Trustees also took into account the fact that the expected costs of the proposed mergers, including the fees associated with registering the sale of the DLB Funds' shares to be issued in the proposed mergers, accounting fees, and legal fees would be borne by MassMutual and its affiliates and not the MMIF Funds.

The Trustees also considered a number of additional factors, including: (1) the classification and performance rating of each fund by independent research firms such as Morningstar, Inc. and Lipper Inc.; (2) the performance history of each fund as compared to its benchmark indexes; (3) the composition of each fund's management team; (4) the net assets and where applicable, average duration and average credit quality of each fund; (5) recent sales trends of each fund; and
(6) the terms of the Agreements.

Agreement and Plan of Reorganization. The proposed mergers will be governed by the Agreements, a form of which is attached as Appendix A. Each Agreement provides that the applicable DLB Fund will acquire all of the assets of the corresponding MMIF Fund in exchange for the assumption by the DLB Fund of all of the liabilities of the MMIF Fund and for the issuance of Merger Shares equal in value to the value of the transferred assets net of assumed liabilities. The shares will be issued on the next full business day (the "Exchange Date") following the time as of which the funds' shares are valued for determining net asset value for the proposed merger (4:00 p.m., Boston time, on October 29, 2004, or such other date as may be agreed upon by the parties (the "Valuation Time")). The following discussion of the Agreements is qualified in its entirety by the full text of the Agreements.

The applicable MMIF Fund will sell all of its assets to the corresponding DLB Fund, and in exchange, the DLB Fund will assume all of the liabilities of the MMIF Fund and deliver to the MMIF Fund a number of full and fractional Merger Shares of each class having an aggregate net asset value equal to the value of the assets of the MMIF Fund attributable to shares of the corresponding class of the MMIF Fund, less the value of the liabilities of the MMIF Fund assumed by the DLB Fund attributable to shares of such class of the MMIF Fund. Immediately following the Exchange Date, the MMIF Fund will distribute pro rata to its shareholders of record as of the close of business on the Exchange Date the full and fractional Merger Shares received by the MMIF Fund, with Merger Shares of each class being distributed to holders of shares of the corresponding class of the MMIF Fund. As a result of the proposed transaction, each shareholder of the applicable MMIF Fund will receive a number of Merger Shares of the corresponding DLB Fund of each class equal in aggregate value at the Exchange Date to the value of the MMIF Fund shares of the corresponding class held by the shareholder. This distribution will be accomplished by the establishment of accounts on the share records of the applicable DLB Fund in the name of such MMIF Fund shareholder, each account representing the respective number of full and fractional Merger Shares of each class due such shareholder. New certificates for Merger Shares will not be issued.

The consummation of the mergers is subject to the conditions set forth in the Agreements. The Agreements may be terminated and the merger abandoned at any time, before or after approval by the shareholders, prior to the Exchange Date, by mutual consent of an applicable DLB Fund and the corresponding MMIF Fund or, if any condition set forth in the Agreements has not been fulfilled and has not been waived by the party entitled to its benefits, by such party.

If the majority shareholder of the MMIF Funds approves the proposed mergers, the applicable MMIF Fund will liquidate such of its portfolio securities as the corresponding DLB Fund shall indicate it does not wish to acquire. The Agreements provide that the liquidation will be substantially completed prior to the Exchange Date, unless otherwise agreed upon by the applicable MMIF Fund and the corresponding DLB Fund. The MMIF Funds' shareholders will bear the portfolio trading costs associated with this liquidation to the extent that it is completed prior to the Exchange Date. There can be no assurance that such liquidation will be accomplished prior to the Exchange Date. To the extent the liquidation is not accomplished prior to the Exchange Date, the costs of the liquidation will be borne by the shareholders of the combined fund, including current shareholders of the DLB Funds. MassMutual does not expect that the MMIF Funds will make any significant dispositions of securities in connection with the proposed merger.

Except for the trading costs associated with the liquidation described above, the fees and expenses for the proposed mergers and related transactions are estimated to be $1,126,500, all of which will be paid by MassMutual or its affiliates. However, to the extent that any payment by MassMutual or its affiliates of such fees or expenses would result in the disqualification of the DLB Funds or the MMIF Funds as a "regulated investment company" within the meaning of Section 851 of the Internal Revenue Code of 1986, as amended (the "Code"), such fees and expenses will be paid directly by the party incurring them.

Description of the Merger Shares. Merger Shares will be issued to the MMIF Funds' shareholders in accordance with the procedures under the Agreements as described above. The Merger Shares are Class S, Class Y, Class L, Class A and Class N shares of the applicable DLB Fund. The MMIF Funds' shareholders receiving Merger Shares will not pay an initial sales charge on such shares. Each class of Merger Shares has the same characteristics as shares of the corresponding class of the MMIF Funds. Your Merger Shares will be subject to a contingent deferred sales charge to the same extent that your MMIF Funds' shares were so subject. In other words, your Merger Shares will be treated as having been purchased on the date you purchased your MMIF Funds shares and for the price you originally paid. For more information on the characteristics of each class of Merger Shares, please see "Additional Information about the DLB Funds" and the SAI.

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the DLB Funds. However, the DLB Funds' Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the DLB Funds and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the DLB Funds or their Trustees. The Agreement and Declaration of Trust provides for indemnification out of fund property for all loss and expense of any shareholder held personally liable for the obligations of the DLB Funds. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which DLB Funds would be unable to meet their obligations. The likelihood of such circumstances is remote. The shareholders of the MMIF Funds are currently subject to this same risk of shareholder liability.

Federal Income Tax Consequences.

MMIF Small Cap Fund and DLB Small Company Fund; MMIF Bond Fund and DLB Fixed Income Fund

The consummation of the proposed mergers will terminate the taxable year of each of the MMIF Funds. Prior to the consummation of the proposed mergers, each of the MMIF Small Cap Fund and the MMIF Bond Fund will declare a distribution to shareholders, which together with all previous distributions, will have the effect of a distribution to shareholders of all of their investment company taxable income (computed without regard to the deduction for dividends paid) and net realized capital gains, if any, through the date of the reorganization. This distribution to shareholders will accelerate the recognition of gain or loss to the shareholders of the MMIF Small Cap Fund and the MMIF Bond Fund.

As a condition to the obligation of the MMIF Small Cap Fund, the DLB Small Company Fund, the MMIF Bond Fund and the DLB Fixed Income Fund to consummate the reorganization, each fund will receive a tax opinion from Ropes & Gray LLP, counsel to the funds (which opinion would be based on certain factual representations and certain customary assumptions), to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes, except as noted below:

     (i) the acquisition by the applicable DLB Fund of substantially all of the assets of the corresponding MMIF Fund solely in exchange for Merger Shares and the assumption by the DLB Fund of liabilities of the MMIF Fund followed by the distribution by the MMIF Fund to its shareholders of Merger Shares in complete liquidation of the MMIF Fund, all pursuant to the Agreements, constitutes a reorganization within the meaning of Section 368(a) of the Code, and the applicable MMIF Fund and the corresponding DLB Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

     (ii) under Section 361 of the Code, no gain or loss will be recognized by the applicable MMIF Fund upon the transfer of the MMIF Fund's assets in exchange for Merger Shares and the assumption of the MMIF Fund's liabilities by the DLB Fund or upon the distribution of the Merger Shares to the MMIF Fund's shareholders in liquidation of the MMIF Fund;

     (iii) under Section 354 of the Code, no gain or loss will be recognized by shareholders of an MMIF Fund on the distribution of Merger Shares to them in exchange of their shares of the applicable MMIF Fund;

     (iv) under Section 358 of the Code, the aggregate tax basis of the Merger Shares received by an MMIF Fund's shareholders will be the same as the aggregate tax basis of the MMIF Fund's shares exchanged therefor;

     (v) under Section 1223(1) of the Code, the holding periods of the Merger Shares received by the shareholders of an MMIF Fund will include the holding periods of the MMIF Fund shares exchanged therefor, provided that at the time of the reorganization the MMIF Fund's shares are held by such shareholders as a capital asset;

     (vi) under Section 1032 of the Code, no gain or loss will be recognized by the applicable DLB Fund upon the receipt of assets of the corresponding MMIF Fund pursuant to the Agreement in exchange for Merger Shares and the assumption by the DLB Fund of the liabilities of the MMIF Fund;

     (vii) under Section 362(b) of the Code, the tax basis in the hands of the applicable DLB Fund of the assets of the corresponding MMIF Fund transferred to the DLB Fund will be the same as the tax basis of such assets in the hands of the MMIF Fund immediately prior to the transfer;

     (viii) under Section 1223(2) of the Code, the holding periods of the assets of the applicable MMIF Fund in the hands of the corresponding DLB Fund will include the periods during which such assets were held by the MMIF Fund; and

     (ix) the applicable DLB Fund will succeed to and take into account the items of the corresponding MMIF Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and Regulations thereunder.

Ropes & Gray LLP will express no view with respect to the effect of the reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized at the end of the taxable year (or on the termination or transfer thereof) under federal income tax principles. The DLB Funds will file the tax opinions with the SEC at a future date.

MMIF Value Fund and DLB Value Fund

It is expected that the transfer of assets of the MMIF Value Fund into the DLB Value Fund will be tax-free, and consequently, that the tax basis in the hands of the DLB Value Fund of the assets of the MMIF Value Fund will be the same as the tax basis of such assets in the hands of the MMIF Value Fund immediately prior to the transfer and the holding periods of the assets of the MMIF Value Fund in the hands of the DLB Value Fund will include the periods during which such asset were held by the MMIF Value Fund. However, this result will depend in part on circumstances existing at the time of the transaction. The federal income tax treatment for the shareholders of the transfer of the assets of the MMIF Value Fund into the DLB Value Fund is not certain. Due to the operation of the tax loss limitation rules, the combined fund may have pre-merger gains that cannot be offset by its available capital loss carryforwards. As a result, shareholders of the combined fund may receive a taxable distribution earlier than they would otherwise have received had the transfer of assets of the MMIF Value Fund into the DLB Value Fund not taken place.

This description of the federal income tax consequences of the proposed mergers is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the proposed mergers, including the applicability and effect of state, local and other tax laws.

Capitalization. The following table shows the capitalization of the funds as of April 30, 2004, and on a pro forma combined basis, giving effect to the proposed acquisition of assets at net asset value as of that date:

--------------------------------------------------------------------------------
(Unaudited)

                                                                      DLB Small
                                                                    Company Fund
                                        DLB Small      MMIF Small     Pro Forma
                                     Company Fund/1/    Cap Fund      Combined
--------------------------------------------------------------------------------
Net assets (000's omitted)               $487,042
Class S                                                 $353,252      $353,756
Class Y                                                   11,738        11,753
Class L                                                   69,316        69,427
Class A                                                   12,571       498,960
Class N                                                      130           130

Shares outstanding (000's omitted)         31,767
Class S                                                   26,660        23,031
Class Y                                                      890           765
Class L                                                    5,268         4,523
Class A                                                      960        32,548

Class N                                                       10            9

Net asset value per share                $  15.33
Class S                                                 $  13.25      $  15.36
Class Y                                                    13.18         15.36
Class L                                                    13.16         15.35
Class A                                                    13.09         15.33
Class N                                                    12.99         15.30

                                                                         DLB
                                                                     Value Fund
                                        DLB Value      MMIF Value     Pro Forma
                                         Fund/1/          Fund/2/    Combined/2/
--------------------------------------------------------------------------------
Net assets (000's omitted)               $61,202
Class S                                                 $453,629      $453,716
Class Y                                                    3,601         3,601
Class L                                                   48,024       109,174
Class A                                                   13,431        13,433
Class N                                                      233           233

Shares outstanding (000's omitted)         4,096
Class S                                                   83,875        30,349
Class Y                                                      669           241
Class L                                                    8,980         7,307
Class A                                                    2,548           900
Class N                                                       45            16

Net asset value per share                $ 14.94
Class S                                                 $   5.41      $  14.95
Class Y                                                     5.38         14.95
Class L                                                     5.35         14.94
Class A                                                     5.27         14.92
Class N                                                     5.23         14.90

                                                                         DLB
                                        DLB Fixed                    Income Fund
                                          Income        MMIF Bond    Pro Forma
                                          Fund/1/          Fund       Combined
--------------------------------------------------------------------------------
Net assets (000's omitted)               $ 19,584
Class S                                                 $737,510      $757,094
Class Y                                                  149,233       149,233
Class L                                                  382,655       382,655
Class A                                                  211,153       211,153
Class N                                                    1,172         1,172

Shares outstanding (000's omitted)          1,876
Class S                                                   66,690        68,461
Class Y                                                   13,553        13,553
Class L                                                   34,871        34,871

Class A                                                   19,343        19,343
Class N                                                      108           108

Net asset value per share                $  10.44
Class S                                                 $  11.06      $  11.06
Class Y                                                    11.01         11.01
Class L                                                    10.97         10.97
Class A                                                    10.92         10.92
Class N                                                    10.81         10.81
--------------------------------------------------------------------------------

/1./ The DLB Funds currently have only a single, undesignated class of shares.
     In connection with the proposed mergers, the DLB Funds will create five separate classes of shares: Class S, Class Y, Class L, Class A and Class N.

/2./ Reflects the expected distribution, prior to the proposed merger of the MMIF Value Fund and the DLB Value Fund, to shareholders of the MMIF Value Fund of that Fund's portfolio securities theretofore under the management of Michael Farrell of Babson or Alliance Capital Management L.P.

Unaudited pro forma combining financial statements of the funds giving effect to the proposed mergers of the (i) the MMIF Value Fund and the DLB Value Fund, and
(ii) the MMIF Small Cap Fund and the DLB Small Company Fund, as of April 30, 2004, and for the 12-month period then ended, are included in the SAI. Because the Agreements provide that the DLB Value Fund and the DLB Small Company Fund will be the surviving funds following their proposed mergers, the pro forma combining financial statements reflect the transfer of the assets and liabilities of the MMIF Value Fund and MMIF Small Cap Fund to the DLB Value Fund and the DLB Small Company Fund, respectively, as contemplated by the Agreements. Because the MMIF Bond Fund is considerably larger than the DLB Fixed Income Fund, the MMIF Bond Fund will be the accounting survivor. As the accounting survivor, the MMIF Bond Fund's operating history will be used for financial reporting, marketing and advertising purposes. No pro forma financial statements for the proposed merger of the MMIF Bond Fund and the DLB Fixed Income Fund are provided because as of July 30, 2004, the net assets of the DLB Fixed Income Fund equaled less than 10% of the net assets of the MMIF Bond Fund.

V. No Shareholder Proxies Will Be Solicited

Approval of the proposed mergers requires the approval of not only a majority of the MMIF Trustees, but also a "majority of the outstanding voting securities" (as defined in the 1940 Act) of each of the MMIF Funds. Under the MMIF Declaration of Trust, shareholders are entitled to one vote for each dollar (or a proportionate fractional vote for each fraction of a dollar) of net asset value per share of each series or class for each share held, and separate classes vote together as one group on matters, such as the proposed mergers, that affect classes equally. As of July 30, 2004, there were 32,959,966, 92,371,514 and 135,609,030 shares of record of the MMIF Small Cap Fund, the MMIF Value Fund and the MMIF Bond Fund, respectively, entitled to vote, of which MassMutual, through its separate accounts, owned approximately 30,854,022, 86,608,882 and 128,091,586, or approximately 94% of each fund. MassMutual has indicated that, on or about October 25, 2004, it will execute a Consent of Majority Shareholder approving the proposed mergers. Since MassMutual, the holder of record of more than a majority of the outstanding shares of each MMIF Fund as of September 15, 2004, the record date, has indicated that it will consent to the proposed mergers, no shareholder proxies will be solicited in connection with the proposed mergers and no meeting of shareholders will be held.

As of July 30, 2004, the MMIF Funds had the following shares outstanding:

--------------------------------------------------------------------------------
MMIF Fund                                           Number of Shares Outstanding
--------------------------------------------------------------------------------
MMIF Small Cap Fund
Class S                                                      25,890,875
Class Y                                                         922,449

Class L                                                       5,424,465
Class A                                                         712,148
Class N                                                          10,029

MMIF Value Fund
Class S                                                      80,287,030
Class Y                                                         685,317
Class L                                                       8,957,290
Class A                                                       2,397,187
Class N                                                          44,690

MMIF Bond Fund
Class S                                                      65,728,186
Class Y                                                      15,627,973
Class L                                                      34,911,360
Class A                                                      19,234,213
Class N                                                         107,298
--------------------------------------------------------------------------------

Share Ownership. As of July 30, 2004, the officers and Trustees of each fund as a group beneficially owned less than 1% of the outstanding shares of such funds. To the best of the knowledge of the funds, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of the funds as of July 30, 2004 (those persons who beneficially own more than 25% of a particular class of shares may be deemed to control such class):


                                                               Percentage Owned
                                                                   Assuming
        Shareholder Name                                          Completion
Class      and Address                               Actual      of Mergers/1/
--------------------------------------------------------------------------------
MMIF Small Cap Fund
--------------------------------------------------------------------------------
S       MassMutual                                     100%            100%
        1295 State Street
        Springfield, MA 01111
--------------------------------------------------------------------------------
Y       MassMutual                                    69.9%           69.9%
        1295 State Street
        Springfield, MA 01111
--------------------------------------------------------------------------------
Y       Jupiter & Co.                                  7.0%            7.0%
        c/o Investors Bank & Trust Co.
        PO Box 9130
        Boston, MA 02117
--------------------------------------------------------------------------------
Y       Wilmington Trust Co.                            23%             23%
        fbo Arthur J. Gallagher & Co.
        PO Box 8880
        Wilmington, DE 19899
--------------------------------------------------------------------------------

L       MassMutual                                     100%            100%
        1295 State Street
        Springfield, MA 01111
--------------------------------------------------------------------------------
A       MassMutual                                    95.5%             85%
        1295 State Street
        Springfield, MA 01111
--------------------------------------------------------------------------------
N       MassMutual                                     100%            100%
        1295 State Street
        Springfield, MA 01111
--------------------------------------------------------------------------------
DLB Small Company Fund/2/
--------------------------------------------------------------------------------
A       MassMutual                                    85.1%             85%
        1295 State Street
        Springfield, MA 01111
--------------------------------------------------------------------------------
MMIF Value Fund
--------------------------------------------------------------------------------
S        MassMutual                                    100%            100%
         1295 State Street
         Springfield, MA 01111
--------------------------------------------------------------------------------
Y        MassMutual                                   90.7%           90.7%
         1295 State Street
         Springfield, MA 01111
--------------------------------------------------------------------------------
Y        Jupiter & Co.                                 9.3%            9.3%
         c/o Investors Bank & Trust Co.
         PO Box 9130
         Boston, MA 02117
--------------------------------------------------------------------------------
L        MassMutual                                    100%           96.1%
         1295 State Street
         Springfield, MA 01111
--------------------------------------------------------------------------------
A        MassMutual                                   94.7%           94.7%
         1295 State Street
         Springfield, MA 01111
--------------------------------------------------------------------------------
N        MassMutual                                    100%            100%
         1295 State Street
         Springfield, MA 01111
--------------------------------------------------------------------------------
DLB Value Fund/2/
--------------------------------------------------------------------------------
L        MassMutual                                   91.1%           96.1%
         1295 State Street
         Springfield, MA 01111

--------------------------------------------------------------------------------
L        The Roman Catholic Bishop of Springfield      7.3%            3.2%
         PO Box 1730
         Springfield, MA 01111
--------------------------------------------------------------------------------
MMIF Bond Fund
--------------------------------------------------------------------------------
S        MassMutual                                   99.9%           99.7%
         1295 State Street
         Springfield, MA 01111
--------------------------------------------------------------------------------
Y        MassMutual                                   94.4%           94.4%
         1295 State Street
         Springfield, MA 01111
--------------------------------------------------------------------------------
L        MassMutual                                   98.5%           98.5%
         1295 State Street
         Springfield, MA 01111
--------------------------------------------------------------------------------
A        MassMutual                                   96.2%           96.2%
         1295 State Street
         Springfield, MA 01111
--------------------------------------------------------------------------------
N        MassMutual                                    100%            100%
         1295 State Street
         Springfield, MA 01111
--------------------------------------------------------------------------------
DLB Fixed Income Fund/2/
--------------------------------------------------------------------------------
S        MassMutual                                   87.8%           99.7%
         1295 State Street
         Springfield, MA 01111
--------------------------------------------------------------------------------

/1./ Percentage owned assuming completion of proposed mergers on July 30, 2004.

/2./ The DLB Funds currently have only a single, undesignated class of shares.
     In connection with the proposed mergers, existing shares of the DLB Funds will be redesignated as Class A shares in the case of shares of the DLB Small Company Fund, Class L shares in the case of shares of the DLB Value Fund and Class S shares in the case of shares of the DLB Fixed Income Fund.

VI. Additional Information about the DLB Funds

About the Investment Adviser and Sub-Adviser

MassMutual, located at 1295 State Street, Springfield, Massachusetts 01111, is the DLB Funds' investment adviser and is responsible for providing all necessary investment management and administrative services. Founded in 1851, MassMutual is a mutual life insurance company that provides a broad range of insurance, money management, retirement and asset accumulation products and services for individuals and businesses. As of December 31, 2003, MassMutual, together with its subsidiaries, had assets in excess of $96 billion and assets under management in excess of $285 billion.

MassMutual contracts with Babson to help manage the DLB Funds. MassMutual will be paid an investment management fee of .50% of the DLB Value Fund's average daily net assets, .58% of the DLB Small Company Fund's average daily net assets and .48% of the DLB Fixed Income Fund's average daily net assets.

The Fund also pays MassMutual an administrative and shareholder service fee at an annual rate based on a percentage of daily net assets for the applicable class of shares. The fee ranges for each share class of the DLB Funds are .0658% to .0971% for Class S shares, .1351% to .1971% for Class Y shares, .2758% to ..2971% for Class L shares, .2851% to .3158% for Class A shares and .3551% to ..3971% for Class N shares.

Babson Capital Management LLC ("Babson"), an indirect, wholly-owned subsidiary of MassMutual, with principal offices located at 1500 Main Street, Springfield, Massachusetts 01115 and at One Memorial Drive, Cambridge, Massachusetts 02142, manages the investments of the DLB Funds. Babson has provided investment advice to individual and institutional investors for more than 60 years and had assets under management as of January 31, 2004 of more than $82 billion.

     William Awad
                 ---------------------------------------------------------------
     is a member of the investment team primarily responsible for the day-to-day management of the Fixed Income Fund. Mr. Awad is a Chartered Financial Analyst with over 16 years of industry experience. Prior to joining Babson in 2001, Mr. Awad worked as an auditor at State Street Bank & Trust and later served as assistant portfolio manager at Neworld Bank, as senior mortgage strategist at Scudder, Stevens & Clark and as portfolio manager at Fleet Investment Advisors.

     Robert K. Baumbach
                       ---------------------------------------------------------
     shares primary responsibility for the day-to-day management of the Small Company Opportunities Fund with Mr. Szczygiel. Mr. Baumbach is a Chartered Financial Analyst with over 19 years of investment experience. Mr. Baumbach has been employed by Babson since November 1999, prior to which he was a Senior Vice President and Senior Analyst at Putnam Investments. Mr. Baumbach and Mr. Szczygiel are assisted in the day-to-day management of the Small Company Opportunities Fund by a team of Babson professionals.

     Mary Wilson Kibbe
                      ----------------------------------------------------------
     is the head of the Babson investment team primarily responsible for the day-to-day management of the Fixed Income Fund with Mr. Nagle. Ms. Kibbe, a Managing Director of Babson, has over 28 years of industry experience and has been associated with MassMutual since 1982. She is responsible for overseeing all public fixed income trading for Babson.

     Stephen F. Libera
                      ----------------------------------------------------------
     is a member of the investment team primarily responsible for the day-to-day management of the Fixed Income Fund. Mr. Libera, a Managing Director of Babson, is a Chartered Financial Analyst with more than 30 years of investment experience. Prior to joining Babson in 2000, Mr. Libera worked at Oppenheimer Funds and prior to that worked as a Senior Portfolio Manager at Connecticut Mutual Life Company.

     Anthony M. Maramarco
                         -------------------------------------------------------
     shares primary responsibility for the day-to-day management of the Value Fund with Mr. Stack. Mr. Maramarco, a Managing Director of Babson, is a Chartered Financial Analyst with more than 21 years of investment experience. Mr. Maramarco has been a portfolio manager with Babson (and a company which merged into Babson) since 1993 and serves as a portfolio manager of the firm's Value Equity strategy. Previously, he worked as an analyst at Connecticut National Bank and Massachusetts Mutual Life Insurance Company. Mr. Maramarco and Mr. Stack are assisted in the day-to-day management of the Value Fund by a team of Babson professionals.

     David L. Nagle
                   -------------------------------------------------------------
     is a member of the investment team primarily responsible for the day-to-day management of the Fixed Income Fund. Mr. Nagle is a Chartered Financial Analyst with more than 18 years of investment experience with Babson.

     Michael P. Stack
                     -----------------------------------------------------------
     shares primary responsibility for the day-to-day management of the Value Fund with Mr. Maramarco. Mr. Stack, a Managing Director of Babson, is a Chartered Financial Analyst with more than 17 years of investment experience. Mr. Stack joined Babson in 2002 and serves as a portfolio manager of the firm's Large Cap Value strategy. Prior to joining Babson, Mr. Stack served as an analyst and portfolio manager at several financial institutions. Most recently, he worked at Putnam Investments where he was a senior vice president and senior portfolio manager.

     Paul S. Szczygiel
                      ----------------------------------------------------------
     shares primary responsibility for the day-to-day management of the Small Company Opportunities Fund with Mr. Baumbach. Mr. Szczygiel is a Chartered Financial Analyst with over 20 years of investment experience and has managed the Small Company Opportunities Fund since its inception. He has been associated with Babson (and a company which merged into Babson) since 1994, prior to which he was an Associate Director at Bear Stearns.

About the Classes of Shares - Multiple Class Information

The DLB Funds offer five Classes of shares: Class S, Class Y, Class L, Class A and Class N. Class A shares have up-front sales charges and Class N shares have contingent deferred sales charges. Only Class A and Class N shares charge distribution and service (Rule 12b-1) fees.

Class S, Class Y and Class L shares are primarily offered to institutional investors through institutional distribution channels, such as employer-sponsored retirements plans or through broker-dealers, financial institutions or insurance companies. Class A and N shares are primarily offered through other distribution channels, such as broker-dealers or financial institutions. The different Classes have different fees, expenses and/or minimum investor size requirements. The difference in the fee structures among the Classes is the result of their separate arrangements for shareholder and distribution services and not the result of any difference in amounts charged by MassMutual for investment advisory services. Accordingly, management fees do not vary by Class. Different fees and expenses of a Class will affect performance of that Class. For additional information, call us toll free at 1-888-743-5274 or contact a sales representative or financial intermediary who offers the Classes.

Except as described below, all Classes of shares of the DLB Funds have identical voting, dividend, liquidation and other rights, preferences, terms and conditions. The only differences among the various Classes are: (a) each Class may be subject to different expenses specific to that Class; (b) each Class has a different Class designation; (c) each Class has exclusive voting rights with respect to matters solely affecting such Class; (d) each Class offered in connection with a 12b-1 Plan will bear the expense of the payments that would be made pursuant to that 12b-1 Plan, and only that Class will be entitled to vote on matters pertaining to that 12b-1 Plan; and (e) each Class will have different exchange privileges.

Each Class of the DLB Funds' shares invests in the same portfolio of securities. Because each Class will have different expenses, they will likely have different share prices. All Classes of shares are available for purchase by insurance company separate investment accounts. Each Class of shares of the DLB Funds may also be purchased by the following Eligible Purchasers:

Class S Shares

Eligible Purchasers. Class S shares may be purchased by:

..    Qualified plans under Section 401(a) of the Internal Revenue Code of 1986 as amended (the "Code"), Code Section 403(b) plans, Code Section 457 plans and other retirement plans, where plan assets of the employer generally exceed or are expected to exceed $100 million;

..    Certain non-qualified deferred compensation plans;

..    Registered mutual funds and collective trust funds; and

..    Other institutional investors with assets generally in excess of $100 million.

These Eligible Purchasers must have an agreement with MassMutual or a MassMutual affiliate to purchase Class S Shares.

Shareholder and Distribution Fees. Class S shares of the Fund are purchased directly from The DLB Fund Group (the "Trust") without a front-end sales charge. Therefore, 100% of an investor's money is invested in the Fund. Class S shares do not have deferred sales charges or any Rule 12b-1 service or distribution fees.

Class Y Shares

Eligible Purchasers. Class Y shares may be purchased by:

..    Non-qualified deferred compensation plans;

..    Registered mutual funds and collective trust funds;

..    Qualified plans under Code Section 401(a), Code Section 403(b) plans, Code
     Section 457 plans and other retirement plans, where plan assets of the employer generally exceed or are expected to exceed $5 million; and

..    Other institutional investors with assets generally in excess of $5 million.

These Eligible Purchasers must have an agreement with MassMutual or a MassMutual affiliate to purchase Class Y Shares.

Shareholder and Distribution Fees. The Class Y shares are 100% no load, so you pay no fees (sales loads) when you buy or sell Class Y shares. Therefore, 100% of an investor's money is invested in the Fund. Class Y shares do not have any Rule 12b-1 service or distribution fees.

Class L Shares

Eligible Purchasers. Class L shares may be purchased by:

..    Non-qualified deferred compensation plans;

..    Qualified plans under Code Section 401(a), Code Section 403(b) plans, Code
     Section 457 plans and other retirement plans, where plan assets of the employer generally exceed or are expected to exceed $1 million; and

..    Other institutional investors with assets generally in excess of $1 million.

These Eligible Purchasers must have an agreement with MassMutual or a MassMutual affiliate to purchase Class L shares. Class L shares are generally sold in connection with the use of an intermediary performing third party administration and/or other shareholder services.

Shareholder and Distribution Fees. Class L shares of the DLB Funds are purchased directly from the Trust without a front-end sales charge. Therefore, 100% of an investor's money is invested in the applicable DLB Fund. Class L shares do not have deferred sales charges or any Rule 12b-1 service or distribution fees.

Class A and Class N Shares

Eligible Purchasers. Class A and Class N shares may be purchased by:

..    Qualified plans under Code Section 401(a), Code Section 403(b) plans, Code
     Section 457 plans and other retirement plans;

..    Individual retirement accounts described in Code Section 408; and

..    Other institutional investors, nonqualified deferred compensation plans and voluntary employees' beneficiary associations described in Code Section 501(c)(9).

These Eligible Purchasers must have an agreement with MassMutual or a MassMutual affiliate to purchase Class A or Class N shares. There is no minimum plan or institutional investor size to purchase Class A or Class N shares.

Class A and Class N shares may be offered to present or former officers, directors, trustees and employees (and their spouses, parents, children and siblings) of the DLB Funds, MassMutual and its affiliates and retirement plans established by them for their employees.

Distribution and Service (Rule 12b-1) Fees. Class A shares are sold at net asset value per share plus an initial sales charge. Class N shares are sold at net asset value per share without an initial sales charge. Therefore, for Class N shares, 100% of an Investor's money is invested in the applicable DLB Fund. Each DLB Fund has adopted Rule 12b-1 Plans for Class A and Class N shares of the DLB Fund.

Under the Class A Plans, each DLB Fund is permitted to pay distribution and service fees at the annual rate of .25%, in the aggregate, of that DLB Fund's average daily net assets attributable to Class A shares. Distribution fees may be paid to brokers or other financial intermediaries for providing services in connection with the distribution and marketing of Class A shares and for related expenses. Services fees may be paid to brokers or other financial intermediaries for providing personal services to Class A shareholders and/or maintaining Class A shareholder accounts and for related expenses. Compensation under the Plans for service fees will be paid to MassMutual, through MML Distributors, LLC (the "Distributor"), and compensation under the Plans for distribution fees will be paid to the Distributor. MassMutual and the Distributor will be entitled to retain a portion of the fees generated by an account, or may reallow the full amount to the brokers or other intermediaries. MassMutual may pay any Class A 12b-1 service fees to brokers or other financial intermediaries in advance for the first year after the shares are sold. After the shares have been held for a year, MassMutual will pay the service fees on a quarterly basis.

Under the Class N Plans, each DLB Fund pays the Distributor an annual distribution fee of .25%. Each DLB Fund also pays .25% in services fees to MassMutual each year under the Plan. MassMutual will be entitled to retain a portion of the fees generated by an account, or may reallow the full amount to brokers or other financial intermediaries for providing personal services to Class N shareholders and/or maintaining Class N shareholder accounts and for related expenses. MassMutual may pay the .25% service fees to brokers or other financial intermediaries in advance for the first year after the shares are sold. After the shares have been held for a year, MassMutual pays the service fees on a quarterly basis. The Distributor will be entitled to retain a portion of the fees generated by an account, or may reallow the full amount to brokers or other financial intermediaries for providing services in connection with the distribution and marketing of Class N shares and for related expenses.

Because these fees are paid out of a DLB Fund's assets on an on-going basis, over time these fees will increase the costs of your investment in the Class A and Class N shares and may cost you more than other types of sales charges.

Compensation to Intermediaries

The Distributor may directly, or through MassMutual, pay a sales concession of up to 1.00% of the purchase price of Class N, Class A and Class L shares to brokers or other financial intermediaries from its own resources at the time of sale. However, the total amount paid to brokers or other financial intermediaries at the time of sale of Class N and Class A shares, including any advance of 12b-1 service fees by MassMutual, may be only 1.00% of the purchase price. In addition, MassMutual may directly, or through the Distributor, pay up to .25% of the amount invested to intermediaries who provide services on behalf of Class S, Class Y, Class L, Class A or Class N shares. This compensation is paid by MassMutual, not from Fund assets. The payments on account of Class S, Class Y, Class L, Class A or Class N shares will be based on criteria established by MassMutual. In the event that amounts paid by the DLB Funds to MassMutual as administrative or management fees are deemed indirect financing of distribution or servicing costs for Class S, Class Y or Class L shares, the DLB Funds have adopted distribution and servicing plans (i.e., Rule 12b-1 Plans) authorizing such payments. No additional fees are paid by the DLB Funds under these plans. Compensation paid by the DLB Funds to brokers or other intermediaries for providing services on account of Class A or Class N shares is described above under "Distribution and Service (Rule 12b-1) Fees". Where Class S, Class Y, Class L, Class A or Class N shares are sold in connection with nonqualified deferred compensation plans where the employer sponsor has an administrative services agreement with MassMutual or its affiliate, additional compensation may be paid as determined by MassMutual from time to time according to established criteria. As of the date of this Prospectus, aggregate annual compensation in such cases does not exceed .50%. Annual compensation paid on account of Class S, Class Y, Class L, Class A or Class N shares will be paid quarterly, in arrears.

The Fund may pay brokerage commissions to affiliates of Babson.

Investing In The Fund

Buying, Redeeming and Exchanging Shares

The DLB Funds sell their shares at a price equal to their net asset value ("NAV") plus any initial sales charge that applies. The DLB Funds generally determines their NAV at the market close (usually 4:00 p.m. Eastern Time) every day the New York Stock Exchange ("NYSE") is open ("Business Day"). Your purchase order will be priced at the next NAV calculated after the order is received and accepted by the transfer agent, MassMutual or another intermediary. The DLB Funds will suspend selling its shares during any period when the determination of NAV is suspended. The DLB Funds can reject any purchase order and can suspend purchases if it is in their best interest.

The DLB Funds redeem their shares at their next NAV computed after your redemption request is received and accepted by the transfer agent, MassMutual or another intermediary. You will usually receive payment for your shares within 7 days after your redemption request is received and accepted. If, however, you request redemption of shares recently purchased by check, you may not receive payment until the check has been collected, which may take up to 15 days from time of purchase. The DLB Funds can also suspend or postpone payment, when permitted by applicable law and regulations.

Effective November 1, 2004, you can exchange shares of one fund of The DLB Fund Group for the same class of shares of any of the other fund of The DLB Fund Group. An exchange is treated as a sale of shares in one fund and a purchase of shares in another fund at the NAV next determined after the exchange request is received and accepted by the transfer agent, MassMutual or another intermediary. Your right to exchange shares is subject to applicable regulatory requirements or contractual obligations. A fund may limit, restrict or refuse exchanges, if, in the opinion of MassMutual:

..    you have engaged in excessive trading;

..    a fund receives or expects simultaneous orders affecting significant portions of the fund's assets;

..    a pattern of exchanges occurs which coincides with a market timing strategy; or

..    the fund would be unable to invest the funds effectively based on its investment objectives and policies, or if the fund would be adversely affected.

Excessive trading and/or market timing activity involving the funds can disrupt the management of a fund. These disruptions can result in increased expenses and can have an adverse effect on fund performance.

MassMutual has adopted policies and procedures to help identify those individuals or entities MassMutual determines may be engaging in excessive trading and/or market timing trading activities. MassMutual monitors trading activity to uniformly enforce these procedures. However, those who engage in such activities may employ a variety of techniques to avoid detection. Therefore, despite MassMutual's efforts to prevent excessive trading and/or market timing trading activities, there can be no assurance that MassMutual will be able to identify all those who trade excessively or employ a market timing strategy and curtail their trading in every instance.

The funds reserve the right to modify or terminate the exchange privilege as described above on 60 days written notice.

The funds do not accept purchase, redemption or exchange orders or compute their NAVs on days when the NYSE is closed. This includes: weekends, Good Friday and all federal holidays other than Columbus Day and Veterans Day. Certain foreign markets may be open on days when the funds do not accept orders or price their shares. As a result, the NAV of a fund's shares may change on days when you will not be able to buy or sell shares.

Initial Sales Charges

Class A shares are sold at their offering price, which is normally NAV plus an initial sales charge. However, in some cases, as described below, purchases are not subject to an initial sales charge, and the offering price will be the NAV. In other cases, reduced sales charges may be available, as described below. Out of the amount you invest, the Fund receives the net asset value to invest for your account.

The sales charge varies depending on the amount of your purchase. A portion of the sales charge may be retained by the Distributor or allocated to your dealer as a concession. The Distributor reserves the right to reallow the entire sales charge as a concession to dealers. The current sales charge rates and concessions paid to dealers and brokers are as follows:

Front-End Sales Charge (As a Percentage of Offering Price) / Commission Payout Schedules for Different Purchase Amounts:

                                                         DLB Small
                                                          Company
                          Price                         Fund & DLB    DLB Fixed
                       Breakpoints                      Value Fund   Income Fund
--------------------------------------------------------------------------------
Less than                                                 5.75%/        4.75%/
   $25,000                                                4.75%         4.00%
--------------------------------------------------------------------------------
$25,000-                                                  5.50%/        4.75%/
   $49,999                                                4.75%         4.00%
--------------------------------------------------------------------------------
$50,000-                                                  4.75%/        4.50%/
   $99,999                                                4.00%         3.75%
--------------------------------------------------------------------------------
$100,000-                                                 3.75%/        3.50%/
   $249,999                                               3.00%         2.75%
--------------------------------------------------------------------------------
$250,000-                                                 2.50%/        2.00%/
   $499,999                                               2.00%         2.25%
--------------------------------------------------------------------------------
$500,000-                                                 2.00%/        2.00%/
   $999,999                                               1.60%         1.60%
--------------------------------------------------------------------------------
$1,000,000                                                None/         None/
   or more                                                1.00%         1.00%
--------------------------------------------------------------------------------

A reduced sales charge may be obtained for Class A shares under the DLB Funds' "Right of Accumulation" because of the economies of sale efforts and reduction in expenses realized by the Distributor, dealers and brokers making such sales.

To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you can add together:

     . Current purchases of Class A shares of more than one fund of the Trust subject to an initial sales charge to reduce the sales charge rate that applies to current purchases of Class A shares; and
     . Class A shares of funds of the Trust you previously purchased subject to an initial or contingent deferred sales charge to reduce the sales charge rate for current purchases of Class A shares, provided that you still hold your investment in the previously purchased funds of the Trust.

The Distributor will add the value, at current offering price, of the Class A shares you previously purchased and currently own to the value of current purchases to determine the sales charge rate that applies. The reduced sales charge will apply only to current purchases. You must request the reduced sales charge when you buy Class A shares.

Contingent Deferred Sales Charges

There is no initial sales charge on purchases of Class A shares of any one or more of the DLB Funds aggregating $1 million or more. The Distributor pays dealers of record concessions in an amount equal to 1.0% of purchases of $1 million or more as shown in the above table. The concession will not be paid on purchases of shares by exchange or that were previously subject to a front-end sales charge and dealer concession.

If you redeem any of those shares within a holding period of 18 months from the beginning of the calendar month of their purchase, a contingent deferred sales charge of 1.0% will be deducted from the redemption proceeds (unless you are eligible for a waiver of that sales charge based on the categories listed below and you advise the transfer agent, MassMutual or another intermediary of your eligibility for the waiver when you place your redemption request).

If Class N shares are redeemed within a holding period of 18 months from the beginning of the calendar month of their purchase, a contingent deferred sales charge of 1.0% will be deducted from the redemption proceeds (unless you are eligible for a waiver of that sales charge based on the categories listed below and you advise the transfer agent, MassMutual or another intermediary of your eligibility for the waiver when you place your redemption request). The Class N contingent deferred sales charge is paid to compensate the Distributor for its expenses of providing distribution-related services to the Fund in connection with the sale of Class N shares.

All contingent deferred sales charges will be based on the lesser of the net asset value of the redeemed shares at the time of redemption or the original net asset value. A contingent deferred sales charge is not imposed on:

..    the amount of your account value represented by an increase in net asset value over the initial purchase price,

..    shares purchased by the reinvestment of dividends or capital gains distributions, or

..    shares redeemed in the special circumstances described on the following page.

To determine whether a contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order:

1. shares acquired by reinvestment of dividends and capital gains distributions, and

2.   shares held the longest.

Contingent deferred sales charges are not charged when you exchange shares of a fund for shares of any other fund. However, if you exchange them within the applicable contingent deferred sales charge holding period, the holding period will carry over to the fund whose shares you acquire. Similarly, if you acquire shares of an fund by exchanging shares of another fund that are still subject to a contingent deferred sales charge holding period, that holding period will carry over to the acquired fund.

Waivers of Class A Initial Sales Charges

The Class A sales charges will be waived for shares purchased in the following types of transactions:

..    Purchases into insurance company separate investment accounts.

..    Purchases into Retirement Plans or other employee benefit plans.

..    Purchases of Class A shares aggregating $1 million or more.

..    Purchases into accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.

..    Purchases into accounts for which no sales concession is paid to any broker-dealer or other financial intermediary at the time of sale.

..    Shares sold to MassMutual or its affiliates.

..    Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with MassMutual or the Distributor for that purpose.

..    Shares issued in plans of reorganization to which the DLB Fund is a party.

..    Shares sold to present or former officers, directors, trustees or employees
     (and their "immediate families1") of the DLB Fund, MassMutual and its affiliates.

Waivers of Class A and Class N Contingent Deferred Sales Charges

The Class A and Class N contingent deferred sales charges will not be applied to shares purchased in certain types of transactions or redeemed in certain circumstances described below.

A.   Waivers for Redemptions in Certain Cases.

The Class A and Class N contingent deferred sales charges will be waived for redemptions of shares in the following cases:

..    Redemptions from insurance company separate investment accounts.

..    Redemptions from Retirement Plans or other employee benefit plans.

..    Redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder, including a trustee of a grantor trust or revocable living trust for which the trustee is also the sole beneficiary. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration.

..    Redemptions from accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.

..    Redemptions from accounts for which no sales concession was paid to any broker-dealer or other financial intermediary at the time of sale.

..    Redemptions of Class A and Class N shares under an Automatic Withdrawal
     Plan from an account other than a Retirement Plan if the aggregate value of the redeemed shares does not exceed 10% of the account's value annually.

..    In the case of an IRA, to make distributions required under a divorce or separation agreement described in Section 71(b) of the Internal Revenue
     Code.

B.   Waivers for Shares Sold or Issued in Certain Transactions.

The contingent deferred sales charge is also waived on Class A and Class N shares sold or issued in the following cases:

..    Shares sold to MassMutual or its affiliates.

..    Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with MassMutual or the Distributor for that purpose.

..    Shares issued in plans of reorganization to which the DLB Fund is a party.

..    Shares sold to present or former officers, directors, trustees or employees
     (and their "immediate families/1/") of the DLB Fund, MassMutual and its affiliates.

Determining Net Asset Value

The Trust calculates the Net Asset Value ("NAV") of each class of shares of the funds of the Trust separately. The NAV for shares of a class of a DLB Fund is determined by adding the current value of all of the DLB Fund's assets attributable to that class, subtracting the liabilities attributable to that class and then dividing the resulting number by the total outstanding shares of the class. Each DLB Fund's assets are valued based on the market value of the DLB Fund's total portfolio. The DLB Fund's valuation methods are described in the SAI.

How to Invest

When you buy shares of the DLB Funds through an agreement with MassMutual, your agreement will describe how you need to submit buy, sell and exchange orders. Purchase orders must be accompanied by sufficient funds. You can pay by check or Federal Funds wire transfer. You must submit any buy, sell or exchange orders in "good form" as described in your agreement.

Taxation and Distributions

Each DLB Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a regulated investment company, a DLB Fund will not be subject to Federal income taxes on its ordinary income and net realized capital gain distributed to its shareholders. In general, if a DLB Fund fails to distribute at least 98% of such income and gain in the calendar year in which earned it will be subject to a 4% excise tax on the undistributed amount. Many investors, including most tax qualified plan investors, may be eligible for preferential Federal income tax treatment on distributions received from a DLB Fund and dispositions of DLB Fund shares. This Prospectus does not attempt to describe in any respect such preferential tax treatment. Any prospective investor that is a trust or other entity eligible for special tax treatment under the Code that is considering purchasing shares of a DLB Fund, including either directly or indirectly through a life insurance company separate investment account, should consult its tax advisers about the Federal, state, local and foreign tax consequences particular to it, as should persons considering whether to have amounts held for their benefit by such trusts or other entities investing in shares of a DLB Fund.

Investors that do not receive preferential tax treatment are subject to Federal income taxes on distributions received in respect of their shares. Distributions of a DLB Fund's ordinary income and short-term capital gains

----------
/1/ The term "immediate family" refers to one's spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling's spouse, a spouse's siblings, aunts, uncles, nieces and nephews; relatives by virtue of a remarriage (step-children, step-parents, etc.) are included.

(i.e. gains from capital assets held for one year or less) are taxable to the shareholder as ordinary income whether received in cash or additional shares. Certain designated dividends may be eligible for the dividends-received deduction for corporate shareholders. Designated capital gain dividends (relating to gains from capital assets held for more than one year) are taxable as long-term capital gains in the hands of the investor whether distributed in cash or additional shares and regardless of how long the investor has owned shares of the DLB Fund. For taxable years beginning on or before December 31, 2008, distributions of investment income designated by a DLB Fund as derived from "qualified dividend income" will be taxed in the hands of individuals at the rates applicable to long-term capital gain provided holding period and other requirements are met at both the shareholder and DLB Fund level. The nature of each DLB Fund's distributions will be affected by its investment strategies. If a DLB Fund's investment return consists largely of interest, dividends and capital gains from short-term holdings it will distribute largely ordinary income. If a DLB Fund's return comes largely from the sale of long-term holdings it will distribute largely capital gain dividends. Long-term capital gain rates applicable to individuals have been temporarily reduced, in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets for taxable years beginning on or before December 31, 2008. Distributions are taxable to a shareholder even though they are paid from income or gains earned by a DLB Fund prior to the shareholder's investment and thus were included in the NAV paid by the shareholder.

Each DLB Fund intends to pay out as dividends substantially all of its net investment income (which comes from dividends and any interest it receives from its investments). Each DLB Fund also intends to distribute substantially all of its net realized long- and short-term capital gains, if any, after giving effect to any available capital loss carryovers. Each DLB Fund also intends to distribute realized net short-term capital gains and net long-term capital gains at least annually. Each DLB Fund's distributions, if any, are declared and paid at least annually, except in the case of the DLB Fixed Income Fund, which declares and pays distributions of its net investment income monthly. Distributions may be taken either in cash or in additional shares of a DLB Fund at the DLB Fund's net asset value on the first business day after the record date for the distribution, at the option of the shareholder.

Any gain resulting from the exchange or redemption of an investor's shares in a DLB Fund will generally be subject to tax. A loss incurred with respect to shares of a DLB Fund held for six months or less will be treated as a long-term capital loss to the extent of long-term capital gains dividends with respect to such shares.

A DLB Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the DLB Fund's yield on those securities would be decreased. Shareholders of the DLB Funds generally will not be entitled to claim a credit or deduction with respect to foreign taxes. In addition, a DLB Fund's investments in foreign securities or foreign currencies may increase or accelerate the DLB Fund's recognition of ordinary income and may affect the timing or amount of the DLB Fund's distributions.

Shareholders should consult their tax adviser for more information on their own tax situation, including possible state, local and foreign taxes.

INVESTMENT PERFORMANCE

The registration statement for the MMIF Bond Fund, the MMIF Value Fund and the MMIF Small Cap Fund became effective, and those funds commenced operations, on October 3, 1994. Those funds were the successors to three separate investment accounts of MassMutual having corresponding investment objectives, policies and limitations. Class S shares of the funds were exchanged for the assets of the separate investment accounts and, while the separate investment accounts continue to exist, their assets consist solely of Class S shares of the corresponding funds. Except for the seed capital provided by MassMutual, each fund's portfolio of investments on October 3, 1994 was the same as the portfolio of the corresponding separate investment account immediately prior to the transfer.

The quoted performance data in this prospectus/information statement for those funds includes the performance of the separate investment accounts for periods before the registration statement became effective on October 3, 1994. The separate investment accounts were not registered under the 1940 Act, and thus were not subject to certain investment restrictions that are imposed by the 1940 Act. If the separate investment accounts had been registered under the 1940 Act, their performance might have been adversely affected. The historical performance of the separate investment accounts has been restated to reflect the funds' expenses, as described in footnote 3 to each of the Average Annual Total Returns tables above.

ADDITIONAL INVESTMENT POLICIES AND RISK CONSIDERATIONS

The DLB Funds may invest in a wide range of investments and engage in various investment-related transactions and practices. These practices are pursuant to non-fundamental policies and therefore may be changed by the Board of Trustees of the Trust without the consent of shareholders. Some of the more significant practices and some associated risks are discussed below.

Repurchase Agreements and Reverse Repurchase Agreements

Each DLB Fund may engage in repurchase agreements and reverse repurchase agreements. A repurchase agreement is a contract pursuant to which a DLB Fund agrees to purchase a security and simultaneously agrees to resell it at an agreed-upon price at a stated time, thereby determining the yield during the DLB Fund's holding period. A reverse repurchase agreement is a contract pursuant to which a DLB Fund agrees to sell a security and simultaneously agrees to repurchase it at an agreed-upon price at a stated time. The SAI provides a detailed description of repurchase agreements, reverse repurchase agreements and related risks.

Securities Lending

Each DLB Fund may seek additional income by making loans of portfolio securities of not more than 33% of its total assets taken at current value. Although lending portfolio securities may involve the risk of delay in recovery of the securities loaned or possible loss of rights in the collateral should the borrower fail financially, loans will be made only to borrowers deemed by MassMutual and the DLB Funds' custodian to be in good standing.

Under applicable regulatory requirements and securities lending agreements (which are subject to change), the loan collateral received by a DLB Fund when it lends portfolio securities must, on each business day, be at least equal to the value of the loaned securities. Cash collateral received by a DLB Fund will be reinvested by the DLB Fund's securities lending agent in high quality, short term instruments, including bank obligations, U.S. Government securities, repurchase agreements, money market funds and U.S. dollar denominated corporate instruments with an effective maturity of one-year or less, including variable rate and floating rate securities, insurance company funding agreements and asset-backed securities. All investments of cash collateral by a DLB Fund are for the account and risk of that DLB Fund.

Hedging Instruments and Derivatives

Each DLB Fund may buy or sell forward contracts and other similar instruments and may engage in foreign currency transactions (collectively referred to as "hedging instruments" or "derivatives"), as more fully discussed in the SAI.

The portfolio managers may normally use derivatives:

..    to protect against possible declines in the market value of a DLB Fund's portfolio resulting from downward trends in the markets (for example, in the debt securities markets generally due to increasing interest rates);

..    to protect a DLB Fund's unrealized gains or limit its unrealized losses;
     and

..    to manage a DLB Fund's exposure to changing securities prices.

Portfolio managers may also use derivatives to establish a position in the debt or equity securities markets as a temporary substitute for purchasing or selling particular securities and to manage the effective maturity or duration of fixed income securities in the a DLB Fund's portfolio.

(1) Forward Contracts - Each DLB Fund may purchase or sell securities on a "when issued" or delayed delivery basis or may purchase or sell securities on a forward commitment basis ("forward contracts"). When such transactions are negotiated, the price is fixed at the time of commitment, but delivery and payment for the securities can take place a month or more after the commitment date. The securities so purchased or sold are subject to market fluctuations and no interest accrues to the purchaser during this period. While a DLB Fund also may enter into forward contracts with the initial intention of acquiring securities for its portfolio, it may dispose of a commitment prior to settlement if MassMutual or Babson deems it appropriate to do so.

(2) Currency Transactions - Each DLB Fund may, but will not necessarily, engage in foreign currency transactions with counterparties in order to hedge the value of portfolio holdings denominated in or exposed to particular currencies against fluctuations in relative value. Each DLB Fund may invest in foreign securities that are not denominated in U.S. dollars only if the DLB Fund contemporaneously enters into a foreign currency transaction to hedge the currency risk associated with the particular foreign security.

For more information about forward contracts and currency transactions and the extent to which tax considerations may limit a DLB Fund's use of such instruments, see the SAI.

There can be no assurance that the use of hedging instruments and derivatives by the Fund will assist it in achieving its investment objective. Risks inherent in the use of these instruments include the following:

..    the risk that interest rates and securities prices will not move in the direction anticipated;

..    the imperfect correlation between the prices of a forward contract and the price of the securities being hedged; and

..    Babson may not have the skills needed to manage these strategies.

Therefore, there is no assurance that hedging instruments and derivatives will assist the DLB Fund in achieving its investment objective. As to forward contracts, the risk exists that the counterparty to the transaction will be incapable of meeting its commitment, in which case the desired hedging protection may not be obtained and the DLB Fund may be exposed to risk of loss. As to currency transactions, risks exist that purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments which could result in losses to the DLB Fund if it is unable to deliver or receive currency or funds in settlement of obligations. It also could cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

Options and Futures Contracts

Each DLB Fund may engage in options transactions, such as writing covered put and call options on securities and purchasing put and call options on securities. These strategies are designed to increase a DLB Fund's portfolio return, or to protect the value of the portfolio, by offsetting a decline in portfolio value through the options purchased. Writing options, however, can only constitute a partial hedge, up to the amount of the premium, and due to transaction costs. The aggregate value of the securities underlying the options written by a DLB Fund may not exceed 25% of the DLB Fund's total assets.

Each DLB Fund may also write covered call and put options and purchase call and put options on stock indexes in order to increase portfolio income or to protect the DLB Fund against declines in the value of portfolio securities. In addition, each DLB Fund may also purchase and write options on foreign currencies to protect against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired. In addition, each DLB Fund may also purchase and write options on foreign currencies to protect against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired.

The DLB Fixed Income may also enter into stock index futures contracts and foreign currency futures contracts. The DLB Fixed Income Fund may enter into foreign currency futures contracts. These transactions are hedging strategies. They are designed to protect the DLB Fixed Income Fund's current or intended investments from the effects of changes in exchange rates or market declines. They may also be used for other purposes, such as an efficient means of adjusting the DLB Fixed Income Fund's exposure to certain markets; in an effort to enhance income; and as a cash management tool. The DLB Fixed Income Fund will incur brokerage fees when it purchases and sells futures contracts. Futures contracts entail risk of loss in portfolio value, if Babson is incorrect in anticipating the direction of exchange rates or the securities markets.

The DLB Fixed Income Fund may also purchase and write options on these futures contracts. This strategy also is intended to protect against declines in the values of portfolio securities or against increases in the costs of securities to be acquired. Like other options, options on futures contracts constitute only a partial hedge up to the amount of the premium, and due to transaction costs.

While these strategies will generally be used by a DLB Fund for hedging purposes, there are risks. For example, Babson may incorrectly forecast the direction of exchange rates or of the underlying securities index or markets. When these transactions are unsuccessful, the Fund may experience losses. When a DLB Fund enters into these transactions to increase portfolio value (i.e., other than for hedging purposes), there is a liquidity risk that no market will arise for resale and the DLB Fund could also experience losses. Options and Futures Contracts strategies and risks are described more fully in the SAI.

Illiquid Securities

Each DLB Fund may invest up to 15% of its net assets in illiquid securities. This policy does not limit the purchase of securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended, provided that such securities are determined to be liquid by MassMutual or Babson pursuant to Board-approved guidelines. If there is a lack of trading interest in particular Rule 144A securities, a DLB Fund's holdings of those securities may be illiquid, resulting in the possibility of undesirable delays in selling these securities at prices representing fair value.

Foreign Securities

Investments in foreign securities offer potential benefits not available from investing solely in securities of domestic issuers, such as the opportunity to invest in foreign issuers that appear to offer growth potential, or to invest in foreign countries with economic policies or business cycles different from those of the United States or foreign stock markets that do not move in a manner parallel to U.S. markets, thereby diversifying risks of fluctuations in portfolio value.

Investments in foreign securities, however, entail certain risks, such as: the imposition of dividend or interest withholding or confiscatory taxes; currency blockages or transfer restrictions; expropriation, nationalization, military coups or other adverse political or economic developments; less government supervision and regulation of securities exchanges, brokers and listed companies; and the difficulty of enforcing obligations in other countries. Certain markets may require payment for securities before delivery. A DLB Fund's ability and decision to purchase and sell portfolio securities may be affected by laws or regulations relating to the convertibility of currencies and repatriation of assets. Further, it may be more difficult for the DLB Fund's agents to keep currently informed about corporate actions which may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities.

Trading

Babson may use trading as a means of managing the portfolios of the DLB Funds in seeking to achieve their investment objectives. Transactions will occur when Babson believes that the trade, net of transaction costs, will improve interest income or capital appreciation potential, or will lessen capital loss potential. Whether the goals discussed above will be achieved through trading depends on Babson's ability to evaluate particular securities and anticipate relevant market factors, including interest rate trends and variations from such trends. If such evaluations and expectations prove to be incorrect, a DLB Fund's income or capital appreciation could fall and its capital losses could increase. In addition, high portfolio turnover in the a DLB Fund can result in additional brokerage commissions to be paid by the DLB Fund and can reduce the DLB Fund's return. It may also result in higher short-term capital gains that are taxable to shareholders.

Cash Positions/Temporary Defensive Positions

Each DLB Fund may hold cash or cash equivalents to provide for expenses and anticipated redemption payments and so that an orderly investment program may be carried out in accordance with the DLB Fund's investment policies. In certain market conditions, Babson may for temporary defensive purposes, invest in investment grade debt securities, government obligations, or money market instruments or cash equivalents. These temporary defensive positions may cause a DLB Fund not to achieve its investment objective. These investments may also give a DLB Fund liquidity and allow it to achieve an investment return during such periods, although the DLB Fund still has the possibility of losing money.

Under normal circumstances, a DLB Fund will comply with its 80% investment requirement. However, a DLB Fund may (but is not required to), from time to time, depart temporarily from its 80% investment requirement to avoid losses in response to adverse market, economic, political or other conditions, as well as other limited, appropriate circumstances, such as, but not limited to, unusually large cash flows or redemptions. Keep in mind that a temporary defensive strategy still has the possibility of losing money and may prevent the Fund from achieving its investment objective.

Industry Concentration

A DLB Fund will not acquire securities of issuers in any one industry (as determined by the Board of Trustees of the Trust) if as a result 25% or more of the value of the total assets of the DLB Fund would be invested in such industry, with the exception that there is no limitation for U.S. Government Securities.

Mortgage-Backed Securities and CMOs

Each DLB Fund may invest in mortgage-backed securities and collateralized mortgage obligations ("CMOs"). These securities represent participation interests in pools of residential mortgage loans made by lenders such as banks and savings and loan associations. The pools are assembled for sale to investors (such as a D:B Fund) by government agencies and private issuers, which issue or guarantee the securities relating to the pool. Such securities differ from conventional debt securities which generally provide for periodic payment of interest in fixed or determinable amounts (usually semi-annually) with principal payments at maturity or specified call dates. Some mortgage-backed securities in which a DLB Fund may invest may be backed by the full faith and credit of the U.S. Treasury (e.g., direct pass-through certificates of the Government National Mortgage Association); some are supported by the right of the issuer to borrow from the U.S. Government (e.g., obligations of the Federal Home Loan Mortgage Corporation); and some are backed by only the credit of the issuer itself (e.g., private issuer securities). Those guarantees do not extend to the value or yield of the mortgage- backed securities themselves or to the NAV of the Fund's shares. These issuers may also issue derivative mortgage backed securities such as CMOs.

The expected yield on mortgage-backed securities is based on the average expected life of the underlying pool of mortgage loans. The actual life of any particular pool will be shortened by any unscheduled or early payments of principal. Principal prepayments generally result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to predict accurately the average life of a particular pool. Yield on such pools is usually computed by using the historical record of prepayments for that pool, or, in the case of newly-issued mortgages, the prepayment history of similar pools. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by the Fund to differ from the yield calculated on the basis of the expected average life of the pool.

Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments may likely decline. When prevailing interest rates rise, the value of a pass-through security may decrease as do the values of other debt securities, but, when prevailing interest rates decline, the value of a pass-through security is not likely to rise to the extent that the values of other debt securities rise, because of the risk of prepayment. A DLB Fund's reinvestment of scheduled principal payments and unscheduled prepayments it receives may occur at times when available investments offer higher or lower rates than the original investment, thus affecting the yield of the DLB Fund. Monthly interest payments received by a DLB Fund have a compounding effect which may increase the yield to the DLB Fund more than debt obligations that pay interest semi-annually. Because of these factors, mortgage-backed securities may be less effective than bonds of similar maturity at maintaining yields during periods of declining interest rates. A DLB Fund may purchase mortgage-backed securities at a premium or at a discount. Accelerated prepayments adversely affect yields for pass-through securities purchased at a premium (i.e., at a price in excess of their principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-through securities purchased at a discount.

Asset-Backed Securities

These securities, issued by trusts and special purpose entities, are backed by pools of assets, such as automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). The value of an asset-backed security is affected by changes in the market's perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans and the financial institution providing any credit enhancement. Value is also affected if any credit enhancement has been exhausted. Payments of principal and interest passed through to holders of asset-backed securities are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by having a priority to certain of the borrower's other assets. The degree of credit enhancement varies, and generally applies to only a fraction of the asset-backed security's par value until exhausted. If the credit enhancement of an asset-backed security held by a DLB Fund has been exhausted, and, if any required payments of principal and interest are not made with respect to the underlying loans, the Fund may experience losses or delays in receiving payment. The risks of investing in asset-backed securities are ultimately dependent upon payment of consumer loans by the individual borrowers. As a purchaser of an asset-backed security, the Fund would generally have no recourse to the entity that originated the loans in the event of default by a borrower. The underlying loans are subject to prepayments, which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described above for prepayments of a pool of mortgage loans underlying mortgage-backed securities. However, asset-backed securities do not have the benefit of the same security interest in the underlying collateral as do mortgage-backed securities.

Dollar Roll Transactions

To take advantage of attractive financing opportunities in the mortgage market and to enhance current income, each of the DLB Funds may engage in dollar roll transactions. A dollar roll transaction involves a sale by the Fund of a GNMA certificate or other mortgage backed securities to a financial institution, such as a bank or broker-dealer, concurrent with an agreement by the DLB Fund to repurchase a similar security from the institution at a later date at an agreed upon price. The securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. Dollar roll transactions involve potential risks of loss which are different from those related to the securities underlying the transaction. The SAI gives a more detailed description of dollar roll transactions and related risks.

Certain Debt Securities

While the DLB Funds may invest in investment grade debt securities that are rated in the fourth highest rating category by at least one nationally recognized statistical rating organization (e.g., Baa3 by Moody's Investors Service, Inc.) or, if unrated, are judged by Babson to be of equivalent quality, such securities have speculative characteristics, are subject to greater credit risk, and may be subject to greater market risk than higher rated investment grade securities.

When Issued Securities

Each DLB Fund may purchase securities on a "when-issued" or on a "forward delivery" basis, which means securities will be delivered to the DLB Fund at a future date beyond the settlement date. A DLB Fund will not have to pay for securities until they are delivered. While waiting for delivery of the securities, the DLB Fund will segregate sufficient liquid assets to cover its commitments. Although the DLB Funds do not intend to make such purchases for speculative purposes, there are risks related to liquidity and market fluctuations prior to the Fund taking delivery.

Changes to Investment Objectives

Except for policies identified as "fundamental" in this Prospectus/Information Statement or the SAI, the Trustees may change the investment objective and policies of a DLB Fund without shareholder approval. Any such changes may result in a DLB Fund having an investment objective and policies different from the objective and policies that you considered appropriate when you invested in the DLB Fund. A DLB Fund will notify you of any changes in its investment objectives of policies through a revised prospectus or other written communication.

Net Assets

For purposes of clarifying the term as used in this Prospectus/Information Statement, "Net Assets" includes any borrowings for investment purposes.

                               THE DLB FUND GROUP
                               One Memorial Drive
                         Cambridge, Massachusetts 02142

Learning More About the DLB Funds

You can learn more about the DLB Funds by reading the DLB Funds' Annual and Semiannual Reports and the Statement of Additional Information (SAI). This information is available free upon request. In the Annual and Semiannual Reports, you will find a discussion of market conditions and investment strategies that significantly affected each DLB Fund's performance during the period covered by the Report and a listing of each DLB Fund's portfolio securities as of the end of such period. The SAI provides additional information about the DLB Funds and will provide you with more detail regarding the organization and operation of the DLB Funds, including their investment strategies.

How to Obtain Information

From The DLB Fund Group: You may request information about the DLB Funds (including the SAI or certain information regarding the portfolio holdings of a DLB Fund) or make shareholder inquiries by calling 1-888-309-3539 or by writing The DLB Fund Group c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111-0111, Attention: Retirement Services Marketing.

From the SEC: You may review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, D.C. (call 1-202-942-8090 for information regarding the operation of the SEC's public reference room). You can get copies of this information, upon payment of a copying fee, by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102 or by electronic request at publicinfo@sec.gov. Alternatively, if you have access to the Internet, you may obtain information about the Fund from the SEC's EDGAR database on its Internet site at http://www.sec.gov.

When obtaining information about the Fund from the SEC, you may find it useful to reference the Fund's SEC file number: 811-08690.

Appendix A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization (the "Agreement") is made as of
          , 2004 in Boston, Massachusetts, by and between The DLB Fund Group
----------
(the "DLB Fund"), a Massachusetts business trust, on behalf of its
                                                                   ----------
Fund series ("Acquiring Fund"), MassMutual Institutional Funds (the "MM Fund"),
a Massachusetts business trust, on behalf of its            Fund series
                                                 ----------
("Acquired Fund") and Massachusetts Mutual Life Insurance Company, a Massachusetts corporation.

PLAN OF REORGANIZATION

     (a) Acquired Fund will sell, assign, convey, transfer and deliver to Acquiring Fund on the Exchange Date (as defined in Section 6) all of its properties and assets existing at the Valuation Time (as defined in Section 3(d)). In consideration therefor, Acquiring Fund shall, on the Exchange Date, assume all of the liabilities of Acquired Fund existing at the Valuation Time and deliver to Acquired Fund (i) a number of full and fractional Class A shares of beneficial interest of Acquiring Fund (the "Class A Merger Shares") having an aggregate net asset value equal to the value of the assets of Acquired Fund attributable to Class A shares of Acquired Fund transferred to Acquiring Fund on such date less the value of the liabilities of Acquired Fund attributable to Class A shares of Acquired Fund assumed by Acquiring Fund on such date; (ii) a number of full and fractional Class L shares of beneficial interest of Acquiring Fund (the "Class L Merger Shares") having an aggregate net asset value equal to the value of the assets of Acquired Fund attributable to Class L shares of Acquired Fund transferred to Acquiring Fund on such date less the value of the liabilities of Acquired Fund attributable to Class L shares of Acquired Fund assumed by Acquiring Fund on such date; (iii) a number of full and fractional Class N shares of beneficial interest of Acquiring Fund (the "Class N Merger Shares") having an aggregate net asset value equal to the value of the assets of Acquired Fund attributable to Class N shares of Acquired Fund transferred to Acquiring Fund on such date less the value of the liabilities of Acquired Fund attributable to Class N shares of Acquired Fund assumed by Acquiring Fund on such date; (iv) a number of full and fractional Class S shares of beneficial interest of Acquiring Fund (the "Class S Merger Shares") having an aggregate net asset value equal to the value of the assets of Acquired Fund attributable to Class S shares of Acquired Fund transferred to Acquiring Fund on such date less the value of the liabilities of Acquired Fund attributable to Class S shares of Acquired Fund assumed by Acquiring Fund on such date; and
          (v) a number of full and fractional Class Y shares of beneficial interest of Acquiring Fund (the "Class Y Merger Shares") having an aggregate net asset value equal to the value of the assets of Acquired Fund attributable to Class Y shares of Acquired Fund transferred to Acquiring Fund on such date less the value of the liabilities of Acquired Fund attributable to Class Y shares of Acquired Fund assumed by Acquiring Fund on such date. The Class A Merger Shares, the Class L Merger Shares, the Class N Merger Shares, the Class S Merger Shares, and the Class Y

          Merger Shares shall be referred to collectively as the "Merger Shares." It is intended that the reorganization described in this Plan shall be a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the "Code"). Prior to the Exchange Date, Acquired Fund will declare and pay to its shareholders a dividend and/or other distribution in an amount such that it will have distributed all of its net investment income and capital gains as described in Section 8(l) hereof.

     (b) Upon consummation of the transactions described in paragraph (a) of this Agreement, Acquired Fund shall distribute in complete liquidation to its Class A, Class L, Class N, Class S and Class Y shareholders of record as of the Exchange Date Class A, Class L, Class N, Class S and Class Y Merger Shares, each shareholder being entitled to receive that proportion of such Class A, Class L, Class N, Class S or Class Y Merger Shares that the number of Class A, Class L, Class N, Class S and Class Y shares of beneficial interest of Acquired Fund held by such shareholder bears to the number of such Class A, Class L, Class N, Class S or Class Y shares of Acquired Fund outstanding on such date. Certificates representing the Merger Shares will not be issued.

AGREEMENT

Acquiring Fund and Acquired Fund agree as follows:

1. Representations and warranties of Acquiring Fund.

Acquiring Fund represents and warrants to and agrees with Acquired Fund that:

     (a) Acquiring Fund is a series of DLB Fund, a business trust duly established and validly existing under the laws of The Commonwealth of Massachusetts, and has power to own all of its properties and assets and to carry out its obligations under this Agreement. DLB Fund is not required to qualify as a foreign association in any jurisdiction. Each of DLB Fund and Acquiring Fund has all necessary federal, state and local authorizations to carry on its business as now being conducted and to carry out this Agreement.

     (b) DLB Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

     (c) A statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of investments (indicating their market values) of Acquiring Fund for the fiscal year ended October 31, 2003, such statements and schedule having been audited by Deloitte & Touche LLP, independent accountants, and an unaudited statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of investments (indicating their market values) of Acquiring Fund for the six months ended April 30, 2004, have been furnished to Acquired Fund. Such statements of assets and liabilities and schedules of investments fairly present the financial position of Acquiring Fund as of the dates thereof and such statements of operations and changes in net assets fairly reflect the results of its operations and changes in net assets for the periods covered thereby in conformity with generally accepted accounting principles.

     (d) The prospectus and statement of additional information dated March 1, 2004, previously furnished to Acquired Fund, as modified by any amendment or supplement thereto or any superseding prospectus or statement of additional information in respect thereof in effect prior to the Exchange Date, which will be furnished to Acquired Fund (collectively, the "Acquiring Fund Prospectus"), do not, as of the date hereof, and will not, as of the Exchange Date, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided however, that Acquiring Fund makes no representation or warranty as to any information in the Acquiring Fund Prospectus that does not specifically relate to Acquiring Fund.

     (e) There are no material legal, administrative or other proceedings pending or, to the knowledge of DLB Fund or Acquiring Fund, threatened against DLB Fund or Acquiring Fund which assert liability or may, if successfully prosecuted to their conclusion, result in liability on the part of DLB Fund or Acquiring Fund, other than as have been disclosed in the Prospectus (as defined below).

     (f) Acquiring Fund has no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its statement of assets and liabilities as of March 31, 2003, those incurred pursuant to this Agreement, and those incurred in the ordinary course of Acquiring Fund's business as an investment company since such date.

     (g) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act, state securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico) or the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the "H-S-R Act").

     (h) The registration statement and any amendment thereto (including any post-effective amendment) (the "Registration Statement") filed with the Securities and Exchange Commission (the "Commission") by Acquiring Fund on Form N-14 relating to the Merger Shares issuable hereunder, and the information statement of Acquired Fund included therein (the "Information Statement"), on the effective date of the Registration Statement (i) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the Massachusetts Mutual Life Insurance Company written consent referred to in Section 7(a) below and on the Exchange Date, the prospectus contained in the

          Registration Statement (the "Prospectus"), as amended or supplemented by any amendments or supplements filed or requested to be filed with the Commission by Acquired Fund, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Registration Statement, the Prospectus or the Information Statement made in reliance upon and in conformity with information furnished by MM Fund and Acquired Fund for use in the Registration Statement, the Prospectus or the Information Statement.

     (i) There are no material contracts outstanding to which Acquiring Fund is a party, other than as disclosed in the Registration Statement, the Prospectus, or the Information Statement.

     (j) All of the issued and outstanding shares of beneficial interest of Acquiring Fund have been offered for sale and sold in conformity with all applicable federal securities laws.

     (k) Acquiring Fund is and will at all times through the Exchange Date qualify for taxation as a "regulated investment company" under Sections 851 and 852 of the Code.

     (l) Acquiring Fund has filed or will file all federal and state tax returns which, to the knowledge of DLB Fund's officers, are required to be filed by Acquiring Fund and has paid or will pay all federal and state taxes shown to be due on said returns or on any assessments received by Acquiring Fund. All tax liabilities of Acquiring Fund have been adequately provided for on its books, and to the knowledge of Acquiring Fund, no tax deficiency or liability of Acquiring Fund has been asserted, and no question with respect thereto has been raised, by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid. As of the Exchange Date, Acquiring Fund is not under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

     (m) The issuance of the Merger Shares pursuant to this Agreement will be in compliance with all applicable federal securities laws.

     (n) The Merger Shares to be issued to Acquired Fund have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable by Acquiring Fund, and no shareholder of Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof.

2. Representations and warranties of Acquired Fund.

Acquired Fund represents and warrants to and agrees with Acquiring Fund that:

     (a) Acquired Fund is a series of MM Fund, a business trust duly established and validly existing under the laws of The Commonwealth of Massachusetts, and has power to own all of its properties and assets and to carry out its obligations under this Agreement. MM Fund is not required to qualify as a foreign association in any jurisdiction. Each of MM Fund and Acquired Fund has all necessary federal, state and local authorizations to carry on its business as now being conducted and to carry out this Agreement.

     (b) MM Fund is registered under the 1940 Act as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

     (c) A statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of investments (indicating their market values) of Acquired Fund for the fiscal year ended December 31, 2003, such statements and schedule having been audited by Deloitte & Touche LLP, independent accountants, and an unaudited statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of investments (indicating their market values) of Acquired Fund for the six months ended June 30, 2004, have been furnished to Acquiring Fund. Such statements of assets and liabilities and schedules of investments fairly present the financial position of Acquired Fund as of the dates thereof, and such statements of operations and changes in net assets fairly reflect the results of its operations and changes in net assets for the periods covered thereby in conformity with generally accepted accounting principles.

     (d) The prospectus and statement of additional information dated May 1, 2004, previously furnished to Acquiring Fund, as modified by any amendment or supplement thereto or any superseding prospectus or statement of additional information in respect thereof in effect prior to the Exchange Date, which will be furnished to Acquiring Fund (collectively, the "Acquired Fund Prospectus"), do not, as of the date hereof, and will not, as of the Exchange Date, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided however, that Acquired Fund makes no representation or warranty as to any information in the Acquired Fund Prospectus that does not specifically relate to Acquired Fund.

     (e) There are no material legal, administrative or other proceedings pending or, to the knowledge of MM Fund or Acquired Fund, threatened against MM Fund or Acquired Fund which assert liability or may, if successfully prosecuted to their conclusion, result in liability on the part of MM Fund or Acquired Fund, other than as have been disclosed in the Registration Statement.

     (f) Acquired Fund has no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its statement of assets and liabilities as of December 31, 2003, those incurred pursuant to this Agreement, and those incurred in the ordinary course of Acquired Fund's business as an investment company since such date. Prior to the Exchange Date, Acquired Fund will advise Acquiring Fund of all material liabilities, contingent or otherwise, incurred by it subsequent to December 31, 2003, whether or not incurred in the ordinary course of business.

     (g) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, state securities or blue sky laws, or the H-S-R Act.

     (h) The Registration Statement, the Prospectus and the Information Statement, on the Effective Date of the Registration Statement and insofar as they do not relate to Acquiring Fund (i) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the Massachusetts Mutual Life Insurance Company written consent referred to in Section 7(a) below and on the Exchange Date, the Prospectus, as amended or supplemented by any amendments or supplements filed or requested to be filed with the Commission by Acquiring Fund, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided however, that the representations and warranties in this subsection shall apply only to statements of fact relating to Acquired Fund contained in the Registration Statement, the Prospectus or the Information Statement, or omissions to state in any thereof a material fact relating to Acquired Fund.

     (i) There are no material contracts outstanding to which Acquired Fund is a party, other than as disclosed in the Registration Statement, the Prospectus or the Information Statement.

     (j) All of the issued and outstanding shares of beneficial interest of Acquired Fund have been offered for sale and sold in conformity with all applicable federal securities laws.

     (k) Acquired Fund is and will at all times through the Exchange Date qualify for taxation as a "regulated investment company" under Sections 851 and 852 of the Code.

     (l) Acquired Fund has filed or will file all federal and state tax returns which, to the knowledge of MM Fund's officers, are required to be filed by Acquired Fund and has paid or will pay all federal and state taxes shown to be due on said returns or on any assessments received by Acquired Fund. All tax liabilities of Acquired Fund have been adequately provided for on its books, and to the knowledge of Acquired Fund, no tax deficiency or liability of Acquired Fund has been asserted, and no question with respect thereto has been raised, by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid. As of the Exchange Date, Acquired Fund is not under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

     (m) At both the Valuation Time and the Exchange Date, Acquired Fund will have full right, power and authority to sell, assign, transfer and deliver the Investments and any other assets and liabilities of Acquired Fund to be transferred to Acquiring Fund pursuant to this Agreement. At the Exchange Date, subject only to the delivery of the Investments and any such other assets and liabilities as contemplated by this Agreement, Acquiring Fund will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof (except for such restrictions as previously disclosed to Acquiring Fund by Acquired Fund). As used in this Agreement, the term "Investments" shall mean Acquired Fund's investments shown on the schedule of its investments as of December 31, 2003 referred to in
          Section 2(c) hereof, as supplemented with such changes as Acquired Fund shall make, and changes resulting from stock dividends, stock splits, mergers and similar corporate actions.

     (n) No registration under the 1933 Act of any of the Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either of Acquiring Fund or Acquired Fund, except as previously disclosed to Acquiring Fund by Acquired Fund.

     (o) At the Exchange Date, Acquired Fund will have sold such of its assets, if any, as may be necessary to ensure that, after giving effect to the acquisition of the assets of Acquired Fund pursuant to this Agreement, Acquiring Fund will remain in compliance with its investment restrictions as set forth in the Registration Statement.

3. Reorganization.

     (a) Subject to the requisite approval of the shareholders of Acquired Fund and to the other terms and conditions contained herein (including Acquired Fund's obligation to distribute to its shareholders all of its net investment income and capital gains as described in Section 8(l) hereof), Acquired Fund agrees to sell, assign, convey, transfer and deliver to Acquiring Fund, and Acquiring Fund agrees to acquire from Acquired Fund, on the Exchange Date all of the Investments and all of the cash and other properties and assets of Acquired Fund, whether accrued or contingent (including cash received by Acquired Fund upon the liquidation by Acquired Fund of any investments purchased by Acquired Fund after December 31, 2003 and designated by Acquiring Fund as being unsuitable for it to acquire), in exchange for that number of Merger Shares provided for in Section 4 and the assumption by Acquiring Fund of all of the liabilities of Acquired Fund, whether accrued or contingent, existing at the Valuation Time. Pursuant to this Agreement, Acquired Fund will, as soon as practicable after the Exchange Date, distribute all of the Class A, Class L, Class N, Class S and Class Y Merger Shares received by it to the Class A, Class L, Class N, Class S and Class Y shareholders, respectively, of Acquired Fund, in complete liquidation of Acquired Fund.

     (b) As soon as practicable following the requisite approval of the shareholders of Acquired Fund, Acquired Fund will, at its expense, liquidate such of its portfolio securities as Acquiring Fund shall indicate it does not wish to acquire. Such liquidation will be substantially completed prior to the Exchange Date, unless otherwise agreed by Acquired Fund and Acquiring Fund.

     (c) Acquired Fund will pay or cause to be paid to Acquiring Fund any interest, cash or such dividends, rights and other payments received by it on or after the Exchange Date with respect to the Investments and other properties and assets of Acquired Fund, whether accrued or contingent, received by it on or after the Exchange Date. Any such distribution shall be deemed included in the assets transferred to Acquiring Fund at the Exchange Date and shall not be separately valued unless the securities in respect of which such distribution is made shall have gone "ex" such distribution prior to the Valuation Time, in which case any such distribution which remains unpaid at the Exchange Date shall be included in the determination of the value of the assets of Acquired Fund acquired by Acquiring Fund.

     (d)  The Valuation Time shall be 4:00 p.m. Boston time on           , 2004,
                                                               ----------
          or such earlier or later day as may be mutually agreed upon in writing by the parties hereto (the "Valuation Time").

4. Exchange date; valuation time.

     On the Exchange Date, Acquiring Fund will deliver to Acquired Fund (i) a number of full and fractional Class A Merger Shares having an aggregate net asset value equal to the value of assets of Acquired Fund attributable to Class A shares of Acquired Fund transferred to Acquiring Fund on such date less the value of the liabilities of Acquired Fund attributable to the Class A shares of Acquired Fund assumed by Acquiring Fund on that date;
     (ii) a number of full and fractional Class L Merger Shares having an aggregate net asset value equal to the value of the assets of Acquired Fund attributable to Class L shares of Acquired Fund transferred to Acquiring Fund on such date less the value of the liabilities of Acquired Fund attributable to Class L shares of Acquired Fund assumed by Acquiring Fund on that date; (iii) a number of full and fractional Class N Merger Shares having an aggregate net asset value equal to the value of the assets of Acquired Fund attributable to Class N shares of Acquired Fund transferred to Acquiring Fund on such date less the value of the liabilities of Acquired Fund attributable to Class N shares of Acquired Fund assumed by Acquiring Fund on that date; (iv) a number of full and fractional Class S Merger Shares having an aggregate net asset value equal to the value of the assets of Acquired Fund attributable to Class S shares of Acquired Fund transferred to Acquiring Fund on such date less the value of the liabilities of Acquired Fund attributable to Class S shares of Acquired Fund assumed by Acquiring Fund on that date; and (v) a number of full and fractional Class Y Merger Shares having an aggregate net asset value equal to the value of the assets of Acquired Fund attributable to Class Y shares of Acquired Fund transferred to Acquiring Fund on such date less the value of the liabilities of Acquired Fund attributable to Class Y shares of Acquired Fund assumed by Acquiring Fund on that date.

     (a) The net asset value of the Merger Shares to be delivered to Acquired Fund, the value of the assets attributable to the Class A, Class L, Class N, Class S and Class Y shares of Acquired Fund and the value of the liabilities attributable to the Class A, Class L, Class N, Class S and Class Y shares of Acquired Fund to be assumed by Acquiring Fund shall in each case be determined as of the Valuation Time.

     (b) The net asset value of the Class A, Class L, Class N, Class S and Class Y Merger Shares, and the value of the assets and liabilities of the Class A, Class L, Class N, Class S and Class Y shares of Acquired Fund shall be determined by Acquiring Fund, in cooperation with Acquired Fund, pursuant to procedures customarily used by Acquiring Fund in determining the fair market value of Acquiring Fund's assets and liabilities.

     (c) No adjustment shall be made in the net asset value of either Acquired Fund or Acquiring Fund to take into account differences in realized and unrealized gains and losses.

     (d)  Reserved.

     (e) Acquired Fund shall distribute the Class A Merger Shares to the Class A shareholders of Acquired Fund by furnishing written instructions to Acquiring Fund's transfer agent which will as soon as practicable set up open accounts for each Class A shareholder of Acquired Fund in accordance with written instructions furnished by Acquired Fund. Acquired Fund shall distribute the Class L Merger Shares to the Class L shareholders of Acquired Fund by furnishing written instructions to Acquiring Fund's transfer agent which will as soon as practicable set up open accounts for each Class L shareholder of Acquired Fund in accordance with written instructions furnished by Acquired Fund. Acquired Fund shall distribute the Class N Merger Shares to the Class N shareholders of Acquired Fund by furnishing written instructions to Acquiring Fund's transfer agent which will as soon as practicable set up open accounts for each Class N shareholder of Acquired Fund in accordance with written instructions furnished by Acquired Fund. Acquired Fund shall distribute the Class S Merger Shares to the Class S shareholders of Acquired Fund by furnishing written instructions to Acquiring Fund's transfer agent which will as soon as practicable set up open accounts for each Class S shareholder of Acquired Fund in accordance with written instructions furnished by Acquired Fund. Acquired Fund shall distribute the Class Y Merger Shares to the Class Y shareholders of Acquired Fund by furnishing written instructions to Acquiring Fund's transfer agent which will as soon as practicable set up open accounts for each Class Y shareholder of Acquired Fund in accordance with written instructions furnished by Acquired Fund. With respect to any Acquired Fund shareholder holding share certificates as of the Exchange Date, Acquiring Fund will not permit such shareholder to receive dividends and other distributions on the Merger Shares (although such dividends and other distributions shall be credited to the account of such shareholder), or pledge such Merger

          Shares until such shareholder has surrendered his or her outstanding Acquired Fund certificates or, in the event of lost, stolen, or destroyed certificates, posted adequate bond. In the event that a shareholder shall not be permitted to receive dividends and other distributions on the Merger Shares as provided in the preceding sentence, Acquiring Fund shall pay any such dividends or distributions in additional shares, notwithstanding any election such shareholder shall have made previously with respect to the payment, in cash or otherwise, of dividends and distributions on shares of Acquired Fund. Acquired Fund will, at its expense, request the shareholders of Acquired Fund to surrender their outstanding Acquired Fund certificates, or post adequate bond, as the case may be.

     (f) Acquiring Fund shall assume all liabilities of Acquired Fund, whether accrued or contingent, in connection with the acquisition of assets and subsequent dissolution of Acquired Fund or otherwise.

5. Expenses, fees, etc.

     (a) All fees and expenses, including legal and accounting expenses, portfolio transfer taxes (if any) or other similar expenses incurred in connection with the consummation by Acquired Fund and Acquiring Fund of the transactions contemplated by this Agreement will be borne by Massachusetts Mutual Life Insurance Company. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another party of such expenses would result in the disqualification of Acquiring Fund or Acquired Fund, as the case may be, as a "regulated investment company" within the meaning of Section 851 of the Code.

     (b)  Reserved.

     (c)  Reserved.

     (d)  Reserved.

     (e) Notwithstanding any other provisions of this Agreement, if for any reason the transactions contemplated by this Agreement are not consummated, no party shall be liable to the other party for any damages resulting therefrom, including without limitation consequential damages, except as specifically set forth above.

6. Exchange date.

     Delivery of the assets of Acquired Fund to be transferred, assumption of the liabilities of Acquired Fund to be assumed and the delivery of the Merger Shares to be issued shall be made at the offices of Ropes & Gray LLP, One International Place, Boston, Massachusetts, at 7:30 A.M. on the next full business day following the Valuation Time, or at such other time and date agreed to by Acquiring Fund and Acquired Fund, the date and time upon which such delivery is to take place being referred to herein as the "Exchange Date."

7. Shareholder approval; dissolution.

     (a) MM Fund, on behalf of Acquired Fund, agrees to solicit the consent of Massachusetts Mutual Life Insurance Company, Acquired Fund's majority shareholder, as soon as is practicable after the effective date of the Registration Statement for the purpose of approving the matters contemplated by this Agreement.

     (b) Acquired Fund agrees that the liquidation and dissolution of Acquired Fund will be effected in the manner provided in the Agreement and Declaration of Trust of MM Fund in accordance with applicable law and that on and after the Exchange Date, Acquired Fund shall not conduct any business except in connection with its liquidation and dissolution.

     (c) Acquiring Fund has, after the preparation and delivery to Acquiring Fund by Acquired Fund of a preliminary version of the Information Statement which was satisfactory to Acquiring Fund and to Ropes & Gray LLP for inclusion in the Registration Statement, filed the Registration Statement with the Commission. Each of Acquired Fund and Acquiring Fund will cooperate with the other, and each will furnish to the other the information relating to itself required by the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder set forth in the Registration Statement, including the Prospectus and the Information Statement.

8. Conditions to Acquiring Fund's obligations.

The obligations of Acquiring Fund hereunder shall be subject to the following conditions:

     (a) That this Agreement shall have been adopted and the transactions contemplated hereby shall have been approved by the affirmative vote of (i) at least a majority of the Trustees of MM Fund (including a majority of those Trustees who are not "interested persons" of MM Fund, as defined in Section 2(a)(19) of the 1940 Act); (ii) at least a majority of the Trustees of DLB Fund (including a majority of those Trustees who are not "interested persons" of DLB Fund, as defined in
          Section 2(a)(19) of the 1940 Act); and (iii) 50% of the outstanding shares of Acquired Fund.

     (b) That Acquired Fund shall have furnished to Acquiring Fund a statement of Acquired Fund's net assets, with values determined as provided in
          Section 4 of this Agreement,
          together with a list of Investments with their respective tax costs, all as of the Valuation Time, certified on Acquired Fund's behalf by MM Fund's President (or any Vice President) and Treasurer (or any Assistant Treasurer), and a certificate of both such officers, dated the Exchange Date, to the effect that as of the Valuation Time and as of the Exchange Date there has been no material adverse change in the financial position of Acquired Fund since December 31, 2003, other than changes in the Investments and other assets and properties since that date, changes in the market value of the Investments and other assets of Acquired Fund, changes due to net redemptions or changes due to dividends paid or losses from operations.

     (c) That MM Fund, on behalf of Acquired Fund, shall have furnished to Acquiring Fund a statement, dated the Exchange Date, signed on behalf of Acquired Fund by MM Fund's President (or any Vice President) and Treasurer (or any Assistant Treasurer) certifying that as of the Valuation Time and as of the Exchange Date all representations and warranties of Acquired Fund made in this Agreement are true and correct in all material respects as if made at and as of such dates, and that Acquired Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

     (d) That Acquired Fund shall have delivered to Acquiring Fund an agreed upon procedures letter from Deloitte & Touche LLP dated the Exchange Date, setting forth findings of Deloitte & Touche LLP pursuant to its performance of the agreed upon procedures set forth therein relating to management's assertions that (i) for the short taxable period from January 1, 2004 to the Exchange Date, Acquired Fund qualified as a regulated investment company under the Code, (ii) as of the Exchange Date, Acquired Fund has no liability other than liabilities stated for federal or state income taxes and (iii) as of the Exchange Date, Acquired Fund has no liability for federal excise tax purposes under section 4982 of the Code.

     (e) That there shall not be any material litigation pending or threatened with respect to the matters contemplated by this Agreement.

     (f) That Acquiring Fund shall have received an opinion of Ropes & Gray LLP, in form satisfactory to Acquiring Fund and dated the Exchange Date, to the effect that (i) MM Fund is a business trust duly established and validly existing under the laws of The Commonwealth of Massachusetts, and, to the knowledge of such counsel, is not required to qualify to do business as a foreign association in any jurisdiction except as may be required by state securities or blue sky laws, (ii) this Agreement has been duly authorized, executed, and delivered by MM Fund, on behalf of Acquired Fund, and, assuming that the Registration Statement, the Prospectus and the Information Statement comply with the 1933 Act, the 1934 Act and the 1940 Act and assuming due authorization, execution and delivery of this Agreement by DLB Fund, on behalf of Acquiring Fund, is a valid and binding obligation of Acquired Fund, (iii) Acquired Fund has power to sell, assign, convey, transfer and deliver the assets contemplated hereby and, upon consummation of the transactions contemplated hereby in accordance with the terms of this Agreement, Acquired Fund will have duly sold, assigned, conveyed, transferred and delivered such assets to Acquiring Fund, (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate MM Fund's Agreement and Declaration of Trust, as amended, or Bylaws or any provision of any agreement known to such counsel to which MM Fund or Acquired Fund is a party or by which it is bound, it being understood that with respect to investment restrictions as contained in MM Fund's Agreement and Declaration of Trust, Bylaws, then current prospectus or statement of additional information or the Registration Statement, such counsel may rely upon a certificate of an officer of MM Fund whose responsibility it is to advise MM Fund and Acquired Fund with respect to such matters, (v) no consent, approval, authorization or order of any court or governmental authority is required for the consummation by MM Fund, on behalf of Acquired Fund, of the transactions contemplated hereby, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities or blue sky laws and the H-S-R Act, and (vi) such other matters as Acquiring Fund may reasonably deem necessary or desirable.

     (g) That Acquiring Fund shall have received an opinion of Ropes & Gray LLP dated the Exchange Date (which opinion would be based upon certain factual representations and subject to certain qualifications), to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes: (i) the acquisition by Acquiring Fund of substantially all of the assets of Acquired Fund solely in exchange for Merger Shares and the assumption by Acquiring Fund of liabilities of Acquired Fund followed by the distribution of Acquired Fund to its shareholders of Merger Shares in complete liquidation of Acquired Fund, all pursuant to the plan of reorganization, constitutes a reorganization within the meaning of Section 368(a) of the Code and Acquired Fund and Acquiring Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code, (ii) no gain or loss will be recognized by Acquiring Fund or its shareholders upon receipt of the Investments transferred to Acquiring Fund pursuant to this Agreement in exchange for the Merger Shares, (iii) the basis to Acquiring Fund of the Investments will be the same as the basis of the Investments in the hands of Acquired Fund immediately prior to such exchange, (iv) Acquiring Fund's holding periods with respect to the Investments will include the respective periods for which the Investments were held by Acquired Fund; and (v) Acquiring Fund will succeed to and take into account the items of Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and regulations thereunder.

     (h) That the assets of Acquired Fund to be acquired by Acquiring Fund will include no assets which Acquiring Fund, by reason of charter limitations or of investment restrictions disclosed in the Registration Statement in effect on the Exchange Date, may not properly acquire.

     (i) That the Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of DLB Fund or Acquiring Fund, threatened by the Commission.

     (j) That Acquiring Fund shall have received from the Commission, any relevant state securities administrator, the Federal Trade Commission (the "FTC") and the Department of Justice (the "Department") such order or orders as Ropes & Gray LLP deems reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act, any applicable state securities or blue sky laws and the H-S-R Act in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.

     (k) That all proceedings taken by Acquired Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to Acquiring Fund and Ropes & Gray LLP.

     (l) That, prior to the Exchange Date, Acquired Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the shareholders of Acquired Fund (i) all of the excess of (X) Acquired Fund's investment income excludable from gross income under Section 103 of the Code over (Y) Acquired Fund's deductions disallowed under Sections 265 and 171 of the Code, (ii) all of Acquired Fund's investment company taxable income (as defined in Section 852 of the Code) for its taxable years ending on or after December 31, 2003, and on or prior to the Exchange Date (computed in each case without regard to any deduction for dividends paid), and (iii) all of its net capital gain realized after reduction by any capital loss carryover in each of its taxable years ending on or after December 31, 2003, and on or prior to the Exchange Date.

     (m) That Acquired Fund's custodian shall have delivered to Acquiring Fund a certificate identifying all of the assets of Acquired Fund held by such custodian as of the Valuation Time.

     (n) That Acquired Fund's transfer agent shall have provided to Acquiring Fund (i) the originals or true copies of all of the records of Acquired Fund in the possession of such transfer agent as of the Exchange Date, (ii) a certificate setting forth the number of shares of Acquired Fund outstanding as of the Valuation Time, and (iii) the name and address of each holder of record of any such shares and the number of shares held of record by each such shareholder.

     (o) That all of the issued and outstanding shares of beneficial interest of Acquired Fund shall have been offered for sale and sold in conformity with all applicable state securities or blue sky laws and, to the extent that any audit of the records of Acquired Fund or its transfer agent by Acquiring Fund or its agents shall have revealed otherwise, either (i) Acquired Fund shall have taken all actions that in the opinion of Acquiring Fund or its counsel are necessary to remedy any prior failure on the part of Acquired Fund to have offered for sale and sold such shares in conformity with such laws or (ii) Acquired Fund shall have furnished (or caused to be furnished) surety, or deposited (or caused to be deposited) assets in escrow, for the benefit of Acquiring Fund in amounts sufficient and upon terms satisfactory, in the opinion of Acquiring Fund or its counsel, to indemnify Acquiring Fund against any expense, loss, claim, damage or liability whatsoever that may be asserted or threatened by reason of such failure on the part of Acquired Fund to have offered and sold such shares in conformity with such laws.

     (p) That Acquiring Fund shall have received from Deloitte & Touche LLP an agreed upon procedures letter addressed to Acquiring Fund dated as of the Exchange Date satisfactory in form and substance to Acquiring Fund setting forth the findings of Deloitte & Touche LLP pursuant to its performance of the agreed upon procedures set forth therein relating to management's assertion that as of the Valuation Time the value of the assets of Acquired Fund to be exchanged for the Merger Shares has been determined in accordance with the provisions of Article 10,
          Section 10.1 of Acquiring Fund's Bylaws pursuant to the procedures customarily utilized by Acquiring Fund in valuing its assets and issuing its shares.

     (q) That Acquired Fund shall have executed and delivered to Acquiring Fund an instrument of transfer dated as of the Exchange Date pursuant to which Acquired Fund will assign, transfer and convey all of the assets and other property to Acquiring Fund at the Valuation Time in connection with the transactions contemplated by this Agreement.

9. Conditions to Acquired Fund's obligations.

The obligations of Acquired Fund hereunder shall be subject to the following conditions:

     (a) That this Agreement shall have been adopted and the transactions contemplated hereby shall have been approved by the affirmative vote of (i) at least a majority of the Trustees of MM Fund (including a majority of those Trustees who are not "interested persons" of MM Fund, as defined in Section 2(a)(19) of the 1940 Act); (ii) at least a majority of the Trustees of DLB Fund (including a majority of those Trustees who are not "interested persons" of DLB Fund, as defined in
          Section 2(a)(19) of the 1940 Act); and (iii) 50% of the outstanding shares of Acquired Fund.

     (b) That Acquiring Fund shall have furnished to Acquired Fund a statement of Acquiring Fund's net assets, together with a list of portfolio holdings with values determined as provided in Section 4 of this Agreement, all as of the Valuation Time, certified on Acquiring Fund's behalf by DLB Fund's President (or any Vice President) and Treasurer (or any Assistant Treasurer), and a certificate of both such officers, dated the Exchange Date, to the effect that as of the Valuation Time and as of the Exchange Date there has been no material adverse change in the financial position of Acquiring Fund since October 31, 2004, other than changes in its portfolio securities since that date, changes in the market value of its portfolio securities, changes due to net redemptions or changes due to dividends paid or losses from operations.

     (c) That DLB Fund, on behalf of Acquiring Fund, shall have executed and delivered to Acquired Fund an Assumption of Liabilities dated as of the Exchange Date pursuant to which Acquiring Fund will assume all of the liabilities of Acquired Fund existing at the Valuation Time in connection with the transactions contemplated by this Agreement.

     (d) That DLB Fund, on behalf of Acquiring Fund, shall have furnished to Acquired Fund a statement, dated the Exchange Date, signed on behalf of Acquiring Fund by DLB Fund's President (or any Vice President) and Treasurer (or any Assistant Treasurer) certifying that as of the Valuation Time and as of the Exchange Date all representations and warranties of Acquiring Fund made in this Agreement are true and correct in all material respects as if made at and as of such dates, and that Acquiring Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

     (e) That there shall not be any material litigation pending or threatened with respect to the matters contemplated by this Agreement.

     (f) That Acquired Fund shall have received an opinion of Ropes & Gray LLP, in form satisfactory to Acquired Fund and dated the Exchange Date, to the effect that (i) DLB Fund is a business trust duly established and validly existing under the laws of The Commonwealth of Massachusetts, and, to the knowledge of such counsel, is not required to qualify to do business as a foreign association in any jurisdiction except as may be required by state securities or blue sky laws, (ii) this Agreement has been duly authorized, executed, and delivered by DLB Fund, on behalf of Acquiring Fund, and, assuming that the Registration Statement, the Prospectus and the Information Statement comply with the 1933 Act, the 1934 Act and the 1940 Act and assuming due authorization, execution and delivery of this Agreement by MM Fund, on behalf of Acquired Fund, is a valid and binding obligation of Acquiring Fund, (iii) the Merger Shares to be delivered to Acquired Fund as provided for by this Agreement are duly authorized and upon such delivery will be validly issued and will be fully paid and nonassessable by Acquiring Fund and no shareholder of Acquiring Fund has any preemptive right to subscription or purchase in respect thereof, (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate DLB Fund's Agreement and Declaration of Trust, as amended, or Bylaws, or any provision of any agreement known to such counsel to which DLB Fund or Acquiring Fund is a party or by which it is bound, it being understood that with respect to investment restrictions as contained in DLB Fund's Agreement and Declaration of Trust, Bylaws, then current prospectus or statement of additional information or the Registration Statement, such counsel may rely upon a certificate of an officer of DLB Fund whose responsibility it is to advise DLB Fund and Acquiring Fund with respect to such matters, (v) no consent, approval, authorization or order of any court or governmental authority is required for the consummation by DLB Fund, on behalf of Acquiring Fund, of the transactions contemplated hereby except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities or blue sky laws and the H-S-R Act, and (vi) the Registration Statement has become effective under the 1933 Act, and to the best of the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the 1933 Act.

     (g) That Acquired Fund shall have received an opinion of Ropes & Gray LLP dated the Exchange Date (which opinion would be based upon certain factual representations and subject to certain qualifications), to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes: (i) the acquisition by Acquiring Fund of substantially all of the assets of Acquired Fund solely in exchange for Merger Shares and the assumption by Acquiring Fund of liabilities of Acquired Fund followed by the distribution of Acquired Fund to its shareholders of Merger Shares in complete liquidation of Acquired Fund, all pursuant to the plan of reorganization, constitutes a reorganization within the meaning of Section 368(a) of the Code and Acquired Fund and Acquiring Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code, (ii) no gain or loss will be recognized by Acquired Fund upon the transfer of the Investments to Acquiring Fund and the assumption by Acquiring Fund of the liabilities of Acquired Fund, or upon the distribution of the Merger Shares by Acquired Fund to its shareholders, pursuant to this Agreement, (iii) no gain or loss will be recognized by Acquired Fund shareholders on the exchange of their shares of Acquired Fund for Merger Shares; (iv) the aggregate basis of the Merger Shares an Acquired Fund shareholder receives in connection with the transaction will be the same as the aggregate basis of his or her Acquired Fund shares exchanged therefor, and (v) an Acquired Fund shareholder's holding period for his or her Merger Shares will be determined by including the period for which he or she held Acquired Fund shares exchanged therefor, provided that the shareholder held Acquired Fund's shares as a capital asset.

     (h) That all proceedings taken by or on behalf of Acquiring Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to Acquired Fund and Ropes & Gray LLP.

     (i) That the Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of DLB Fund or Acquiring Fund, threatened by the Commission.

     (j) That Acquired Fund shall have received from the Commission, any relevant state securities administrator, the FTC and the Department such order or orders as Ropes & Gray LLP deems reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act, any applicable state securities or blue sky laws and the H-S-R Act in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.

10. Indemnification.

     (a) MM Fund, on behalf of Acquired Fund, will indemnify and hold harmless, out of the assets of Acquired Fund but no other assets, DLB Fund, its trustees and its officers (for purposes of this subparagraph, the "Indemnified Parties") against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the Indemnified Parties in connection with, arising out of, or resulting from any claim, action, suit or proceeding in which any one or more of the Indemnified Parties may be involved or with which any one or more of the Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact relating to MM Fund or Acquired Fund contained in the Registration Statement, the Prospectus, the Information Statement or any amendment or supplement to any of the foregoing, or arising out of or based upon the omission or alleged omission to state in any of the foregoing a material fact relating to MM Fund or Acquired Fund required to be stated therein or necessary to make the statements relating to MM Fund or Acquired Fund therein not misleading, including, without limitation, any amounts paid by any one or more of the Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding made with the consent of MM Fund. The Indemnified Parties will notify MM Fund in writing within ten days after the receipt by any one or more of the Indemnified Parties of any notice of legal process or any suit brought against or claim made against such Indemnified Party as to any matters covered by this Section 10(a). MM Fund shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this Section 10(a), or, if it so elects, to assume at its expense by counsel satisfactory to the Indemnified Parties the defense of any such claim, action, suit or proceeding, and if MM Fund elects to assume such defense, the Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their expense. MM Fund's obligation under this Section 10(a) to indemnify and hold harmless the Indemnified Parties shall constitute a guarantee of payment so that MM Fund will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this Section 10(a) without the necessity of the Indemnified Parties' first paying the same.

     (b) DLB Fund, on behalf of Acquiring Fund, will indemnify and hold harmless, out of the assets of Acquiring Fund but no other assets, MM Fund, its trustees and its officers (for purposes of this subparagraph, the "Indemnified Parties") against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the Indemnified Parties in connection with, arising out of, or resulting from any claim, action, suit or proceeding in which any one or more of the Indemnified Parties may be involved or with which any one or more of the Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact relating to DLB Fund or Acquiring Fund contained in the Registration Statement, the Prospectus, the Information Statement, or any amendment or supplement to any thereof, or arising out of, or based upon, the omission or alleged omission to state in any of the foregoing a material fact relating to DLB Fund or Acquiring Fund required to be stated therein or necessary to make the statements relating to DLB Fund or Acquiring Fund therein not misleading, including without limitation any amounts paid by any one or more of the Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding made with the consent of DLB Fund. The Indemnified Parties will notify DLB Fund in writing within ten days after the receipt by any one or more of the Indemnified Parties of any notice of legal process or any suit brought against or claim made against such Indemnified Party as to any matters covered by this Section 10(b). DLB Fund shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this Section 10(b), or, if it so elects, to assume at its expense by counsel satisfactory to the Indemnified Parties the defense of any such claim, action, suit or proceeding, and, if DLB Fund elects to assume such defense, the Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their own expense. DLB Fund's obligation under this Section 10(b) to indemnify and hold harmless the Indemnified Parties shall constitute a guarantee of payment so that DLB Fund will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this Section 10(b) without the necessity of the Indemnified Parties' first paying the same.

11. No broker, etc.

     Each of Acquired Fund and Acquiring Fund represents that there is no person who has dealt with it, or MM Fund or DLB Fund, as applicable, who by reason of such dealings is entitled to any broker's or finder's or other similar fee or commission arising out of the transactions contemplated by this Agreement.

12. Termination.

     Acquired Fund and Acquiring Fund may, by mutual consent of the trustees of MM Fund and the trustees of DLB Fund on behalf of Acquired Fund and Acquiring Fund, respectively, terminate this Agreement, and Acquired Fund or Acquiring Fund, after consultation with counsel and by consent of their trustees or an officer authorized by such trustees, may waive any condition to their respective obligations hereunder. If the transactions contemplated
     by this Agreement have not been substantially completed by           ,
                                                                ----------
     2004, this Agreement shall automatically terminate on that date unless a later date is agreed to by Acquired Fund and Acquiring Fund.

13. Rule 145.

     Pursuant to Rule 145 under the 1933 Act, Acquiring Fund will, in connection with the issuance of any Merger Shares to any person who at the time of the transaction contemplated hereby is deemed to be an affiliate of a party to the transaction pursuant to Rule 145(c), issue stop transfer instructions to Acquiring Fund's transfer agent with respect to such shares. Acquired Fund will provide Acquiring Fund on the Exchange Date with the name of any

     Acquired Fund shareholder who is to the knowledge of Acquired Fund an affiliate of Acquired Fund on such date.

14. Covenants, etc. deemed material.

     All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

15. Sole agreement; amendments.

     This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may not be changed except by a letter of agreement signed by each party hereto, and shall be construed in accordance with and governed by the laws of The Commonwealth of Massachusetts.

16. Agreement and declaration of trust.

     Copies of the Agreements and Declarations of Trust of MM Fund and DLB Fund are on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed by the Trustees of MM Fund and DLB Fund, respectively, as Trustees and not individually and that the obligations of this instrument are not binding upon any of the Trustees or officers of MM Fund or DLB Fund, or shareholders of Acquired Fund or Acquiring Fund, individually but are binding only upon the assets and property of Acquired Fund and Acquiring Fund, respectively.

This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original.

                                        The DLB Fund Group, on behalf of its
                                                   Fund series
                                        ----------


                                        By:
                                            ------------------------------------
                                        Title:


                                        MassMutual Institutional Funds, on
                                        behalf of its            Fund series
                                                      ----------


                                        By:
                                            ------------------------------------
                                        Title:


                                        Massachusetts Mutual Life Insurance
                                        Company


                                        By:
                                            ------------------------------------
                                        Title:

Appendix B

DLB VALUE FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                   Six Months
                                                     Ended                                               Ten Months       Year
                                                   April 30,           Years Ended October 31,             Ended          Ended
                                                      2004      -------------------------------------   October 31,   December 31,
                                                  (Unaudited)     2003      2002      2001      2000        1999          1998
                                                  -----------   -------   -------   -------   -------   -----------   ------------
Per share data (for a share outstanding
   throughout each period):

   Net asset value - beginning of period           $ 14.15      $ 12.25   $ 12.96   $ 13.72   $ 14.91    $ 14.48        $ 14.91
                                                   -------      -------   -------   -------   -------    -------        -------

   Income from investment operations:
      Net investment income                            .14          .18       .15       .21       .39        .29            .27
      Net realized and unrealized gain (loss)
         on investments                                .88         1.87      (.67)     (.69)     (.21)       .14            .50
                                                   -------      -------   -------   -------   -------    -------        -------
                                                      1.02         2.05      (.52)     (.48)      .18        .43            .77
                                                   -------      -------   -------   -------   -------    -------        -------

   Less distributions to shareholders:
      From net investment income                      (.23)        (.15)     (.19)     (.28)     (.33)        --(a)        (.27)
      From net realized gain on investments             --           --        --        --     (1.04)        --(a)        (.93)
                                                   -------      -------   -------   -------   -------    -------        -------
                                                      (.23)        (.15)     (.19)     (.28)    (1.37)        --          (1.20)
                                                   -------      -------   -------   -------   -------    -------        -------

   Net asset value - end of period                 $ 14.94      $ 14.15   $ 12.25   $ 12.96   $ 13.72    $ 14.91        $ 14.48
                                                   =======      =======   =======   =======   =======    =======        =======

   Total return                                       7.24%**     16.87%    (4.08%)   (3.69%)    1.93%      2.98%**        5.25%

   Ratios and Supplemental Data:
      Ratio of expenses to average net assets         0.80%*       0.80%     0.80%     0.80%     0.79%      0.74%*         0.60%
      Ratio of net investment income to average
         net assets                                   1.38%*       1.43%     1.14%     1.49%     1.73%      2.22%*         1.85%
      Portfolio turnover                                10%**        49%       24%       26%       41%        28%**          21%
      Net assets at end of period (000 omitted)    $61,202      $68,306   $52,339   $49,835   $56,431    $74,383        $71,911

The manager has agreed with the Fund to reduce its management fee and/or bear certain expenses, such that the Fund's total expenses do not exceed 0.80% of average daily net assets. Without such agreement the investment income per share and ratios would have been:

      Net investment income                        $  0.14      $  0.18   $  0.15   $  0.20   $    --    $    --        $  0.25

      Ratios (to average net assets):
         Expenses                                     0.81%*       0.82%     0.83%     0.86%       --         --           0.75%
         Net investment income                        1.37%*       1.41%     1.11%     1.43%       --         --           1.69%

*    Annualized.
**   Not annualized.
(a)  Amount was less than $.01 per share.

DLB SMALL COMPANY OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                 Six Months
                                                   Ended                                                  Ten Months
                                                 April 30,              Years Ended October 31,             Ended      Period Ended
                                                    2004      ---------------------------------------    October 31,   December 31,
                                                (Unaudited)     2003       2002       2001       2000        1999        1998 ***
                                                -----------   --------   --------   --------   -------   -----------   ------------
Per share data (for a share outstanding
   throughout each period):
   Net asset value - beginning of period        $  15.16      $  11.76   $  13.95   $  12.72   $  8.89    $  8.61       $ 10.00
                                                --------      --------   --------   --------   -------    -------       -------

   Income from investment operations:
      Net investment income (loss)                  (.03)         (.04)      (.03)       .02       .02       (.01)         (.01)
      Net realized and unrealized gain (loss)
         on investments                              .20          3.74      (1.13)      2.57      3.96        .29         (1.38)
                                                --------      --------   --------   --------   -------    -------       -------
                                                     .17          3.70      (1.16)      2.59      3.98        .28         (1.39)
                                                --------      --------   --------   --------   -------    -------       -------

   Less distributions to shareholders:
      From net investment income                      --            --       (.02)      (.02)       --         --            --
      From net realized gain on investments           --          (.30)     (1.01)     (1.34)     (.15)        --            --
      Tax return of capital                           --            --(a)      --         --        --         --            --
                                                --------      --------   --------   --------   -------    -------       -------
                                                      --          (.30)     (1.03)     (1.36)     (.15)        --            --
                                                --------      --------   --------   --------   -------    -------       -------

   Net asset value - end of period              $  15.33      $  15.16   $  11.76   $  13.95   $ 12.72    $  8.89       $  8.61
                                                ========      ========   ========   ========   =======    =======       =======

   Total return                                     1.12%**      32.08%     (9.66%)    23.02%    45.92%      2.92%**     (13.90%)**

   Ratios and Supplemental Data:
      Ratio of expenses to average net assets       1.14%*        1.14%      1.15%      1.19%     1.30%      1.30%*        1.30%*
      Ratio of net investment income
         (loss) to average net assets              (0.44%)*      (0.37%)    (0.26%)     0.20%     0.30%     (0.18%)*      (0.28%)*
      Portfolio turnover                              25%**         53%        51%       115%      114%        68%**         51%**
      Net assets at end of period (000
         omitted)                               $487,042      $450,972   $299,885   $220,957   $84,599    $31,819       $19,910

The manager has agreed with the Fund to reduce its management fee and/or bear certain expenses, such that the Fund's total expenses do not exceed 1.30% of average daily net assets. Without such agreement the investment income (loss) per share and ratios would have been:

      Net investment income (loss)              $     --      $     --   $     --   $     --   $  0.02    $ (0.02)      $ (0.03)

      Ratios (to average net assets):
         Expenses                                     --            --         --         --      1.34%      1.51%*        1.77%*
         Net investment income (loss)                 --            --         --         --      0.26%     (0.39%)*      (0.76%)*

*    Annualized.
**   Not annualized.
*** For the period from July 20, 1998 (commencement of operations) to December 31, 1998.
(a)  Amount was less than $.01 per share.

DLB FIXED INCOME FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                           Six Months
                                             Ended                                                 Ten Months       Year
                                           April 30,           Years Ended October 31,               Ended          Ended
                                              2004      -------------------------------------     October 31,   December 31,
                                          (Unaudited)     2003    2002(b)     2001      2000          1999          1998
                                          -----------   -------   -------   -------   -------     -----------   ------------
Per share data (for a share outstanding
   throughout each period):
   Net asset value-beginning of period     $ 10.58      $ 10.50   $ 10.78   $ 10.10   $ 10.12     $ 10.72          $ 10.61
                                           -------      -------   -------   -------   -------     -------          -------
   Income from investment operations:
      Net investment income                    .21          .50       .57       .62       .62         .48              .63
      Net realized and unrealized gain
         (loss) on investments                (.11)         .10      (.28)      .69      (.03)       (.60)             .20
                                           -------      -------   -------   -------   -------     -------          -------
                                               .10          .60       .29      1.31       .59        (.12)             .83
                                           -------      -------   -------   -------   -------     -------          -------
   Less distributions to shareholders:
      From net investment income              (.24)        (.52)     (.57)     (.63)     (.61)       (.48)            (.63)
      From net realized gain on
         investments                            --           --        --        --        --(a)       --             (.09)
                                           -------      -------   -------   ------    -------     -------          -------
                                              (.24)        (.52)     (.57)     (.63)     (.61)       (.48)            (.72)
                                           -------      -------   -------   -------   -------     -------          -------
   Net asset value end of period           $ 10.44      $ 10.58   $ 10.50   $ 10.78   $ 10.10     $ 10.12          $ 10.72
                                           =======      =======   =======   =======   =======     =======          =======
   Total return                               0.97%**      5.79%     2.89%    13.33%     6.14%      (1.08%)**         8.04%

   Ratios and Supplemental Data:
      Ratio of expenses to average net
         assets                               0.55%*       0.55%     0.55%     0.55%     0.55%       0.55%*           0.55%
      Ratio of net investment income to
         average net assets                   4.03%*       4.65%     5.35%     6.06%     6.14%       5.63%*           5.71%
      Portfolio turnover                        49%**        81%       75%       50%       88%         58%**            50%
      Net assets at end of
         period (000 omitted)              $19,584      $21,558   $22,286   $27,337   $31,880     $36,540          $33,858

The manager has agreed with the Fund to reduce its management fee and/or bear certain expenses, such that the Fund's total expenses do not exceed 0.55% of average daily net assets. Without such agreement the investment income per share and ratios would have been:

      Net investment income                $  0.19      $  0.44   $  0.52   $  0.57   $  0.58   $  0.46          $  0.60

      Ratios (to average net assets):
         Expenses                             1.01%*       1.11%     0.98%     0.97%     0.91%     0.79%*           0.80%
         Net investment income                3.57%*       4.09%     4.92%     5.64%     5.78%     5.40%*           5.45%

*    Annualized.
**   Not annualized.
(a)  Amount was less than $.01 per share.
(b) The Fund adopted provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums and discounts on debt securities. The effect of this change for the year ended October 31, 2002 increased net investment income by less than $0.01 per share, decreased net realized and unrealized gains and losses by less than $0.01 per share and increased the ratio of net investment income to average net assets by less than 0.01%. Per share data and ratios/supplemental data for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

Table of contents

I.     Synopsis                                                                3

II.    Risk Factors                                                           18

III.   Other Comparisons Between the Funds                                    26

IV.    Information about the Proposed Mergers                                 28

V.     No Shareholder Proxies Will Be Solicited                               34

VI.    Additional Information about the DLB Funds                             37

Appendix A - Form of Agreement and Plan of Reorganization                    A-1

Appendix B - Financial Highlights for the DLB Small Company                  B-1
Opportunities Fund, the DLB Value Fund and the DLB Fixed Income Fund

                               THE DLB FUND GROUP
                               One Memorial Drive
                         Cambridge, Massachusetts 02142

                            Toll-free 1-888-309-3539

                                     Part B

                       Statement of Additional Information

                             [               ], 2004
                              ---------------

     This Statement of Additional Information (the "SAI") relates to the proposed mergers of (i) the MMIF Small Cap Equity Fund (the "MMIF Small Cap Fund") into the DLB Small Company Opportunities Fund (the "DLB Small Company Fund"), (ii) the MMIF Core Value Equity Fund (the "MMIF Value Fund") into the DLB Value Fund (the "DLB Value Fund"), and (iii) the MMIF Core Bond Fund (the "MMIF Bond Fund," and, together with the MMIF Small Cap Fund and the MMIF Value Fund, the "MMIF Funds") into the DLB Fixed Income Fund (the "DLB Fixed Income Fund," and, together with the DLB Small Company Fund and the DLB Value Fund, the "DLB Funds"). The MMIF Funds are separate series of MassMutual Institutional Funds ("MMIF"). The DLB Funds are separate series of The DLB Fund Group ("DLB").

     This SAI contains information which may be of interest to shareholders but which is not included in the Prospectus/Information Statement dated
[          ], 2004 (the "Prospectus/Information Statement") of the DLB Funds
 ----------
which relates to the proposed mergers. As described in the Prospectus/Information Statement, after the proposed mergers are approved (i) all of the assets of the MMIF Small Cap Fund will be transferred to the DLB Small Company Fund in exchange for the issuance and delivery to the MMIF Small Cap Fund of shares of the DLB Small Company Fund (the "DLB Small Company Fund Merger Shares") with a value equal to the value of the MMIF Small Cap Fund's assets net of liabilities and for the assumption by the DLB Small Company Fund of all of the liabilities of the MMIF Small Cap Fund, (ii) all of the assets of the MMIF Value Fund will be transferred to the DLB Value Fund in exchange for the issuance and delivery to the MMIF Value Fund of shares of the DLB Value Fund (the "DLB Value Fund Merger Shares") with a value equal to the value of the MMIF Value Fund's assets net of liabilities and for the assumption by the DLB Value Fund of all of the liabilities of the MMIF Value Fund, and (iii) all of the assets of the MMIF Bond Fund will be transferred to the DLB Fixed Income Fund in exchange for the issuance and delivery to the MMIF Bond Fund of shares of the DLB Fixed Income Fund (the "DLB Fixed Income Fund Merger Shares," and, together with the DLB Small Company Fund Merger Shares and the DLB Value Fund Merger Shares, the "Merger Shares") with a value equal to the value of the MMIF Bond Fund's assets net of liabilities and for the assumption by the DLB Fixed Income Fund of all of the liabilities of the MMIF Bond Fund. Immediately following the transfer, the Merger Shares received by the MMIF Small Cap Fund, the MMIF Value Fund and the MMIF Bond Fund will be distributed to their shareholders, pro rata, with the holders of each class of shares receiving shares of the same class of the corresponding DLB Fund.

     This SAI is not a prospectus and should be read in conjunction with the Prospectus/Information Statement. The Prospectus/Information Statement has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing to The DLB Fund Group, care of Massachusetts Mutual Life Insurance Company, at 1295 State Street, Springfield, Massachusetts, 01111 or by calling The DLB Fund Group at 1-888-309-3539.

                                TABLE OF CONTENTS

I.     Independent Accountants and Financial Statements      B-2
       1.  DLB Small Company Opportunities Fund              B-2
       2.  DLB Value Fund                                    B-3
II.    Additional Information about the MMIF Funds           B-4
III.   Additional Information about the DLB Funds            B-5

I.   INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS.

Deloitte & Touche LLP is the independent accountant for the DLB Funds, providing audit services, tax return review and other tax services and assistance in connection with the review of various Securities and Exchange Commission filings for the DLB Funds. Deloitte & Touche LLP is also the independent accountant for the MMIF Funds, providing audit services, tax return review and other tax services and assistance in connection with the review of various Securities and Exchange Commission filings for the MMIF Funds. The following documents are incorporated by reference into this SAI: (i) the Report of Independent Accountants and financial statements included in the DLB Funds' Annual Report for the fiscal year ended October 31, 2003, filed electronically on January 9, 2004 (File No. 811-08690), (ii) the Report of Independent Accountants and financial statements included in the MMIF Funds' Annual Report for the fiscal year ended December 31, 2003, filed electronically on March 9, 2004 (File No. 811-08274), (iii) the financial statements included in the DLB Funds' Semiannual Report for the six months ended April 30, 2004, filed electronically on July 8, 2004 and (iv) the financial statements included in the MMIF Funds' Semiannual Report for the six months ended June 30, 2004, filed electronically on
[         ], 2004. The financial highlights of the DLB Funds for each of the
 ---------
years in the six year period ended October 31, 2003 included in the Prospectus/Information Statement and the audited financial statements of the DLB Funds incorporated by reference into this SAI and the audited financial statements for the MMIF Funds incorporated by reference into the Prospectus/Information Statement and this SAI have been so included and incorporated in reliance upon the reports of Deloitte & Touche LLP, given on their authority as experts in accounting and auditing.

In accordance with Item 14.2 of Form N-14, the proforma financial statements of the DLB Fixed Income Fund reflecting the merger with the MMIF Core Bond Fund are not provided because, as of July 30, 2004, the net asset value of the DLB Fixed Income Fund (approximately $19,334,065) did not exceed ten percent of the net asset value of the MMIF Core Bond Fund (approximately $1,507,916,412).

     1. DLB Small Company Opportunities Fund

    MassMutual Small Cap Equity Fund and DLB Small Company Opportunities Fund
                     Proforma Combining Financial Statements
                                   (Unaudited)

The accompanying unaudited proforma combining schedule of investments and statement of assets and liabilities assumes that the exchange described in the next paragraph occurred as of April 30, 2004 and the unaudited proforma combining statements of operations for the six months ended April 30, 2004 and twelve months ended October 31, 2004 present the results of operations of the DLB Small Company Opportunity Fund as if the combination of the DLB Small Company Opportunities Fund with the MassMutual Small Cap Equity Fund had been consummated on November 1, 2003 and November 1, 2002, respectively. The proforma results of operations are not necessarily indicative of future operations or the actual results that would have occurred had the combination been consummated on November 1, 2003 or November 1, 2002, as applicable. These historical statements have been derived from the DLB Small Company Opportunities Fund's and the MassMutual Small Cap Equity Fund's books and records utilized in calculating daily net asset value at April 30, 2004, for the six-month period then ended and for the twelve-month period ended October 31, 2003.

The proforma statements give effect to the proposed transfer of all of the assets of the MassMutual Small Cap Equity Fund to the DLB Small Company Opportunities Fund in exchange for assumption by the DLB Small Company Opportunities Fund of all of the liabilities of the MassMutual Small Cap Equity Fund and for a number of the DLB Small Company Opportunities Fund's shares equal in value to the value of the net assets of the MassMutual Small Cap Equity Fund transferred to the DLB Small Company Opportunities Fund. Under generally accepted accounting principles, the historical cost of investment securities will be carried forward to the surviving entity and the results of operations of the DLB Small Company Opportunity Fund for pre-combination periods will not be restated. The proforma statement of operations does not reflect the expenses of either fund in carrying out its obligations under the Agreement and Plan of Reorganization.

The unaudited proforma combining statements should be read in conjunction with the separate financial statements of the DLB Small Company Opportunities Fund and the MassMutual Small Cap Equity Fund incorporated by reference in this Statement of Additional Information.

                      DLB Small Company Opportunities Fund
                     Notes to Proforma Combining Statements
                                   (Unaudited)
                                 April 30, 2004

BASIS OF COMBINATION:

On June 24, 2004 the Board of Trustees approved a proposed Agreement and Plan of Reorganization ("Reorganization"). The Reorganization contemplates the transfer of all assets of the MassMutual Small Cap Equity Fund ("Small Cap Equity Fund") to the DLB Small Company Opportunities Fund ("Small Company Opportunities Fund") and assumption by the Small Company Opportunities Fund of all of the liabilities of the Small Cap Equity Fund in exchange for shares of the Small Company Opportunities Fund having an aggregate value equal to the assets and liabilities of the Small Cap Equity Fund. The Reorganization provides for the complete liquidation of the Small Cap Equity Fund. The Reorganization is subject to Small Cap Equity Fund shareholder approval. The majority shareholder of the Small Cap Equity Fund is expected to approve the Reorganization by way of executing a consent on or about October 25, 2004.

The Reorganization will be accounted for as a tax free reorganization of investment companies. The unaudited pro forma combined financial statements are presented for the information of the reader and may not necessarily be representative of what the actual combined financial statements would have been had the Reorganization occurred at April 30, 2004. The unaudited pro forma schedule of investments and statement of assets and liabilities reflect the financial position of the Small Cap Equity and Small Company Opportunities Funds at April 30, 2004. The unaudited pro forma statement of operations reflects the results of operations of the Small Cap Equity and Small Company Opportunities Funds for the six months ended April 30, 2004 and the year ended October 31, 2003. These statements have been derived from the Funds' respective books and records utilized in calculating daily net asset value at the dates indicated above for the Small Cap Equity and Small Company Opportunities Funds under generally accepted accounting principles. The historical cost of investment securities will be carried forward to the surviving entity and results of operations of the Small Company Opportunities Funds for pre-combination periods will not be restated.

The unaudited pro forma schedule of investments, and statements of assets and liabilities and operations should be read in conjunction with the historical financial statements of the Funds incorporated by reference in the Statement of Additional Information for the Trust.

NOTE (a): SHARES

The unaudited pro forma net asset value per share assumes additional common shares of beneficial interest issued in connection with the proposed acquisition of Small Cap Equity Fund by Small Company Opportunities Fund as of April 30, 2004. The net change in shares issued was calculated by dividing the net asset value of each class of Small Cap Equity Fund by the net asset value per share of each respective class of Small Company Opportunities Fund.

The accompanying unaudited pro forma financial statements reflect changes in the Small Company Opportunities Fund's shares as if the Reorganization had taken place on April 30, 2004.

NOTE (b): The unaudited pro forma statement of operations reflects the change in expense structure of the Fund.


Pro forma DLB Small Company Opportunities Fund
Schedule of Investments
April 30, 2004

                                                                                     --------------------------------------------
                                                                                         DLB Small Company Opportunities Fund
                                                                                     --------------------------------------------
SecurityID               Description                                                 ParValue/Shares       Cost      Market Value
----------               -----------                                                 ---------------   -----------   ------------
004934105                Actel Corporation                                                 430,900       9,003,320      8,583,528
00508X203                Actuant Corporation Cl. A                                         173,600       4,297,618      5,933,648
007585102                Advo, Inc.                                                        364,950      10,362,108     11,459,430
036384105                Ansoft Corporation                                                452,600       5,765,292      6,313,770
03875Q108                Arbitron, Inc.                                                    287,400       9,682,981     10,705,650
002474104                AZZ, Inc.                                                         272,000       4,336,365      4,352,000
057741100                Baldor Electric Company                                           269,600       5,794,661      6,087,568
Bank Oerm10205212004     Bank Of Montreal, 1.02%, due 05/21/04                           7,471,792       7,471,792      7,471,792
101119105                Boston Private Financial Holdings, Inc.                           209,300       4,763,808      4,876,690
12541W100                C.H. Robinson Worldwide, Inc.                                     143,300       5,125,915      5,881,032
140288101                Capital Lease Funding, Inc.                                           300           3,150          3,156
142339100                Carlisle Companies, Inc.                                          136,100       6,044,205      8,063,925
170228100                CHITTENDEN CORP
192422103                Cognex Corporation                                                292,500       6,853,441      9,295,650
192479103                Coherent, Inc.                                                    424,200      12,507,097     10,371,690
193068103                Coldwater Creek, Inc.                                             261,000       4,986,446      5,373,990
200641108                COMMERCE GROUP INC
221006109                CorVel Corporation                                                185,200       6,050,174      5,756,016
Crediterm10205122004     Credit Agricole Indosuez Bank, 1.02%, due 05/12/04              4,600,801       4,600,801      4,600,801
Den Daerm10205182004     Den Danske Bank, 1.02%, due 05/18/04                            1,917,000       1,917,000      1,917,000
248239105                Dendrite International, Inc.                                      296,205       4,875,202      5,076,954
254546104                Dionex Corporation                                                211,300       6,850,580     10,782,639
278265103                Eaton Vance Corporation                                           325,100      11,342,602     11,869,401
281347104                EDO Corporation                                                   338,600       6,047,367      7,686,220
296643109                eSpeed, Inc. Cl. A                                                359,900       8,229,826      6,334,240
31604Q107                FIDELITY BANKSHARES INC
317585404                Financial Institutions, Inc.                                       74,000       1,716,655      1,724,940
336158100                First Republic Bank                                               229,950       6,478,137      8,761,095
349882100                Fossil, Inc.                                                      293,850       5,520,696      7,196,387
361268105                G&K Services, Inc. Cl. A                                          183,400       7,034,794      6,950,860
37941P108                Global Power Equipment Group, Inc.                                948,200       8,832,423      6,864,968
Goldmaund94805032004     Goldman Sachs Financial Square Prime
                            Obligations Money Market Fund                                4,600,802       4,600,802      4,600,802
389375106                Gray Television, Inc.                                             554,600       5,842,978      8,219,172
410495105                Hanmi Financial Corporation                                       187,200       4,962,642      4,636,944
412324303                Hardinge, Inc.                                                    255,100       3,361,840      3,056,098
404132102                HCC INSURANCE HOLDINGS INC
422347104                HEARTLAND EXPRESS INC
423319102                HELIX TECHNOLOGY CORP
45167R104                IDEX Corporation                                                  200,700       7,180,633      9,483,075
902104108                II-VI, Inc.                                                       409,730       7,097,647     10,112,136
45662V105                Inet Technologies, Inc.                                           303,396       3,052,144      2,988,451
REPOWB9C8_05032004_071   Investors Bank & Trust Repurchase Agreement, 0.71%,
                            dated 04/30/04, $41,359,948 due on 05/03/04 (secured
                            by Collateralized Mortgage-backed Obligations, 1.60%,
                            due on 09/19/32-03/25/33, with value of $43,425,376,
                            at cost                                                     41,357,501      41,357,501     41,357,501
G4933P101                IPC HOLDINGS LTD
472319102                Jefferies Group, Inc.                                             230,200       6,496,779      7,849,820
486587108                Kaydon Corporation                                                394,900       8,685,810     11,045,353
499064103                Knight Transportation, Inc.                                       221,600       4,939,248      5,708,416
482740206                K-V Pharmaceutical Company Cl. A                                  322,850       6,073,677      7,754,857
515098101                Landstar System, Inc.                                             196,600       5,906,800      8,839,136
532774106                Lin TV Corporation Cl. A                                          345,700       8,247,904      7,774,793
50216C108                LSI Industries, Inc.                                              832,687       9,967,438      9,650,842
554273102                MacDermid, Inc.                                                   158,400       6,049,974      5,128,992
Merrilund97305032004     Merrill Lynch Premier Institutional Money Market Fund             244,911         244,911        244,911
Merrimund98705032004     Merrimac Money Market Fund                                      2,683,801       2,683,801      2,683,801
594087108                Michaels Stores, Inc.                                              97,500       3,563,434      4,877,925
594793101                Micrel, Inc.                                                      665,300       7,599,302      8,129,966
607828100                Modine Manufacturing Company                                      222,300       5,459,875      6,113,250
Morganate10805032004     Morgan Stanley Dean Witter & Company, 1.08%, due 05/03/04       1,917,000       1,917,000      1,917,000
62852P103                Mykrolis Corporation                                              534,200       5,314,394      7,772,610
69404P101                PACIFIC CAPITAL BANCORP
717125108                Pharmaceutical Resources, Inc.                                     60,800       2,276,432      2,450,240
717528103                Philadelphia Consolidated Holding Corporation                      87,900       3,368,523      5,075,346
724078100                Piper Jaffray Companies                                            94,700       4,894,858      4,585,374
753820109                RARE Hospitality International, Inc.                              197,700       4,684,743      5,411,049
758750103                Regal-Beloit Corporation                                          184,200       4,206,839      3,685,842
776696106                Roper Industries, Inc.                                            216,400       9,345,077     10,506,220
779382100                Rowan Companies, Inc.                                             366,200       8,375,736      8,166,260
749660106                RPC, Inc.                                                         434,800       5,400,303      5,600,224
786598102                Saga Communications, Inc.                                         544,568       9,144,736     10,346,792
81170Q106                Seacoast Financial Services Corporation                            87,366       2,561,144      2,825,416
Sec Lending              American Aadvanage Select Money Market Fund
Sec Lending              Bank of America Eurodollar Overnight
Sec Lending              Bank of America Eurodollar Overnight
Sec Lending              Bank Of Montreal Eurodollar Term
Sec Lending              Bank of Scotland Eurodollar Term
Sec Lending              Bank of Scotland Eurodollar Term
Sec Lending              Barclays Eurodollar Term
Sec Lending              BGI Prime Money Market Fund
Sec Lending              BNP Paribas Eurodollar Term
Sec Lending              Canadian Imperial Bank of Commerce Bank Note
Sec Lending              Citigroup Eurodollar Overnight
Sec Lending              Citigroup Eurodollar Term
Sec Lending              Citigroup Eurodollar Term
Sec Lending              Credit Agricole Indosuez Eurodollar Term
Sec Lending              Dexia Group Eurodollar Term
Sec Lending              Dreyfus Cash Management Plus Fund Money Market Fund
Sec Lending              Fannie Mae Agency Discount Note
Sec Lending              Fleet National Bank Bank Note
Sec Lending              Freddie Mac Agency Discount Note
Sec Lending              General Electric Capital Corporation Domestic Fixed CP
Sec Lending              General Electric Capital Corporation Domestic Fixed CP
Sec Lending              Harris Trust & Savings Bank Eurodollar Term
Sec Lending              Merrill  Lynch Premier Institional Fund Money Market Fund
Sec Lending              Merrimac Cash Fund-Premium Class Money Market Fund
Sec Lending              Morgan Stanley Dean Witter & Co Floating CP
Sec Lending              National Bank Of Commerce Bank Note
Sec Lending              Royal Bank of Canada Eurodollar Term
Sec Lending              Royal Bank of Canada Eurodollar Term
Sec Lending              Royal Bank of Scotland Eurodollar Term
Sec Lending              Royal Bank of Scotland Eurodollar Term
Sec Lending              The Bank of the West Eurodollar Term
Sec Lending              Wells Fargo Eurodollar Term
Sec Lending              Wells Fargo Eurodollar Term
830879102                SKYWEST INC
847220209                Spartech Corporation                                              232,900       5,590,792      5,312,449
792228108                St. Mary Land & Exploration Company                               234,100       7,666,716      8,462,715
859158107                Sterling Bancorp                                                  420,782       8,481,795     11,621,999
M8737E108                Taro Pharmaceutical Industries Ltd.                                85,300       3,943,549      3,689,225
878555101                Technitrol, Inc.                                                  265,000       4,887,867      5,636,550
879369106                TELEFLEX INC
886423102                Tidewater, Inc.                                                   216,900       7,912,131      6,118,749
89531P105                Trex Company, Inc.                                                144,200       5,455,939      5,581,982
909218109                Unit Corporation                                                  362,900       7,785,602     10,251,925
91911X104                Valeant Pharmaceuticals International                             295,200       4,507,409      6,819,120
947890109                Webster Financial Corporation                                     253,394       8,796,879     11,022,639
92925E108                W-H Energy Services, Inc.                                         390,500       7,024,119      7,177,390

                                                                                                       463,412,180    510,588,397

                                                                                     --------------------------------------------
                                                                                              MMIF Small Cap Equity Fund
                                                                                     --------------------------------------------
SecurityID               Description                                                 ParValue/Shares       Cost      Market Value
----------               -----------                                                 ---------------   -----------   ------------
004934105                Actel Corporation
00508X203                Actuant Corporation Cl. A                                         122,500       2,671,703      4,187,050
007585102                Advo, Inc.                                                        295,050       7,903,125      9,264,570
036384105                Ansoft Corporation
03875Q108                Arbitron, Inc.                                                    264,400       8,451,951      9,848,900
002474104                AZZ, Inc.
057741100                Baldor Electric Company                                           188,000       3,944,093      4,245,040
Bank Oerm10205212004     Bank Of Montreal, 1.02%, due 05/21/04
101119105                Boston Private Financial Holdings, Inc.
12541W100                C.H. Robinson Worldwide, Inc.                                     135,500       4,330,386      5,560,920
140288101                Capital Lease Funding, Inc.                                           300           3,150          3,156
142339100                Carlisle Companies, Inc.                                          211,900       7,754,405     12,555,075
170228100                CHITTENDEN CORP                                                   303,600       8,605,050      9,235,512
192422103                Cognex Corporation                                                359,900       9,157,558     11,437,622
192479103                Coherent, Inc.                                                    460,100      16,247,825     11,249,445
193068103                Coldwater Creek, Inc.                                             249,200       4,765,366      5,131,028
200641108                COMMERCE GROUP INC                                                183,800       7,113,123      8,482,370
221006109                CorVel Corporation
Crediterm10205122004     Credit Agricole Indosuez Bank, 1.02%, due 05/12/04
Den Daerm10205182004     Den Danske Bank, 1.02%, due 05/18/04
248239105                Dendrite International, Inc.                                      272,210       4,475,640      4,665,679
254546104                Dionex Corporation                                                208,300       5,637,005     10,629,549
278265103                Eaton Vance Corporation                                           307,000       8,155,734     11,208,570
281347104                EDO Corporation
296643109                eSpeed, Inc. Cl. A                                                340,500       7,805,452      5,992,800
31604Q107                FIDELITY BANKSHARES INC                                           193,900       3,523,176      6,447,175
317585404                Financial Institutions, Inc.
336158100                First Republic Bank                                               248,200       5,536,164      9,456,420
349882100                Fossil, Inc.                                                      269,550       5,048,710      6,601,280
361268105                G&K Services, Inc. Cl. A                                          171,600       6,573,284      6,503,640
37941P108                Global Power Equipment Group, Inc.                                865,000       8,154,045      6,262,600
Goldmaund94805032004     Goldman Sachs Financial Square Prime
                            Obligations Money Market Fund
389375106                Gray Television, Inc.                                             481,500       4,486,813      7,135,830
410495105                Hanmi Financial Corporation                                       176,600       4,681,845      4,374,382
412324303                Hardinge, Inc.                                                    429,150       5,983,260      5,141,217
404132102                HCC INSURANCE HOLDINGS INC                                        223,100       5,891,800      7,143,662
422347104                HEARTLAND EXPRESS INC                                             342,890       6,882,115      8,417,950
423319102                HELIX TECHNOLOGY CORP                                             501,000      12,041,449      8,817,600
45167R104                IDEX Corporation                                                  175,500       6,177,129      8,292,375
902104108                II-VI, Inc.
45662V105                Inet Technologies, Inc.                                           324,400       3,194,271      3,195,340
REPOWB9C8_05032004_071   Investors Bank & Trust Repurchase Agreement, 0.71%,
                            dated 04/30/04, $41,359,948 due on 05/03/04 (secured
                            by Collateralized Mortgage-backed Obligations, 1.60%,
                            due on 09/19/32-03/25/33, with value of $43,425,376,
                            at cost                                                     31,627,428      31,627,428     31,627,428
G4933P101                IPC HOLDINGS LTD                                                  306,000       8,655,300     11,260,800
472319102                Jefferies Group, Inc.                                             247,200       5,760,198      8,429,520
486587108                Kaydon Corporation                                                327,700       6,975,519      9,165,769
499064103                Knight Transportation, Inc.
482740206                K-V Pharmaceutical Company Cl. A
515098101                Landstar System, Inc.                                             151,800       4,224,742      6,824,928
532774106                Lin TV Corporation Cl. A                                          254,500       6,482,226      5,723,705
50216C108                LSI Industries, Inc.
554273102                MacDermid, Inc.                                                   150,300       5,753,955      4,866,714
Merrilund97305032004     Merrill Lynch Premier Institutional Money Market Fund
Merrimund98705032004     Merrimac Money Market Fund
594087108                Michaels Stores, Inc.                                              89,700       2,945,774      4,487,691
594793101                Micrel, Inc.                                                      628,300       6,747,942      7,677,826
607828100                Modine Manufacturing Company
Morganate10805032004     Morgan Stanley Dean Witter & Company, 1.08%, due 05/03/04
62852P103                Mykrolis Corporation                                              504,000       4,298,103      7,333,200
69404P101                PACIFIC CAPITAL BANCORP                                           269,366       6,321,946      9,880,345
717125108                Pharmaceutical Resources, Inc.                                     58,400       1,728,173      2,353,520
717528103                Philadelphia Consolidated Holding Corporation                      82,300       3,078,262      4,752,002
724078100                Piper Jaffray Companies                                            87,100       4,494,580      4,217,382
753820109                RARE Hospitality International, Inc.                              181,831       4,215,108      4,976,714
758750103                Regal-Beloit Corporation                                          207,000       5,088,175      4,142,070
776696106                Roper Industries, Inc.                                            276,000      11,498,616     13,399,800
779382100                Rowan Companies, Inc.                                             342,600       7,606,547      7,639,980
749660106                RPC, Inc.
786598102                Saga Communications, Inc.
81170Q106                Seacoast Financial Services Corporation                            85,300       2,443,226      2,758,602
Sec Lending              American Aadvanage Select Money Market Fund                       406,184         406,184        406,184
Sec Lending              Bank of America Eurodollar Overnight                              761,595         761,595        761,595
Sec Lending              Bank of America Eurodollar Overnight                              507,731         507,731        507,731
Sec Lending              Bank Of Montreal Eurodollar Term                                  452,662         452,662        452,662
Sec Lending              Bank of Scotland Eurodollar Term                                  304,638         304,638        304,638
Sec Lending              Bank of Scotland Eurodollar Term                                  507,731         507,731        507,731
Sec Lending              Barclays Eurodollar Term                                          507,731         507,731        507,731
Sec Lending              BGI Prime Money Market Fund                                     1,106,853       1,106,853      1,106,853
Sec Lending              BNP Paribas Eurodollar Term                                       253,865         253,865        253,865
Sec Lending              Canadian Imperial Bank of Commerce Bank Note                    1,015,461       1,015,461      1,015,461
Sec Lending              Citigroup Eurodollar Overnight                                    507,731         507,731        507,731
Sec Lending              Citigroup Eurodollar Term                                       1,015,461       1,015,461      1,015,461
Sec Lending              Citigroup Eurodollar Term                                         355,411         355,411        355,411
Sec Lending              Credit Agricole Indosuez Eurodollar Term                          812,369         812,369        812,369
Sec Lending              Dexia Group Eurodollar Term                                       507,731         507,731        507,731
Sec Lending              Dreyfus Cash Management Plus Fund Money Market Fund               116,070         116,070        116,070
Sec Lending              Fannie Mae Agency Discount Note                                   253,624         253,624        253,624
Sec Lending              Fleet National Bank Bank Note                                     558,504         558,504        558,504
Sec Lending              Freddie Mac Agency Discount Note                                  203,092         203,092        203,092
Sec Lending              General Electric Capital Corporation Domestic Fixed CP            253,865         253,865        253,865
Sec Lending              General Electric Capital Corporation Domestic Fixed CP            202,589         202,589        202,589
Sec Lending              Harris Trust & Savings Bank Eurodollar Term                       152,319         152,319        152,319
Sec Lending              Merrill  Lynch Premier Institional Fund Money Market Fund         385,076         385,076        385,076
Sec Lending              Merrimac Cash Fund-Premium Class Money Market Fund              2,030,922       2,030,922      2,030,922
Sec Lending              Morgan Stanley Dean Witter & Co Floating CP                       528,040         528,040        528,040
Sec Lending              National Bank Of Commerce Bank Note                               253,865         253,865        253,865
Sec Lending              Royal Bank of Canada Eurodollar Term                              152,319         152,319        152,319
Sec Lending              Royal Bank of Canada Eurodollar Term                              507,731         507,731        507,731
Sec Lending              Royal Bank of Scotland Eurodollar Term                            253,865         253,865        253,865
Sec Lending              Royal Bank of Scotland Eurodollar Term                            507,731         507,731        507,731
Sec Lending              The Bank of the West Eurodollar Term                              406,184         406,184        406,184
Sec Lending              Wells Fargo Eurodollar Term                                       812,369         812,369        812,369
Sec Lending              Wells Fargo Eurodollar Term                                       253,865         253,865        253,865
830879102                SKYWEST INC                                                       280,500       7,037,396      5,105,100
847220209                Spartech Corporation                                              211,100       5,066,451      4,815,191
792228108                St. Mary Land & Exploration Company                               217,800       7,126,240      7,873,470
859158107                Sterling Bancorp
M8737E108                Taro Pharmaceutical Industries Ltd.                                78,500       2,700,063      3,395,125
878555101                Technitrol, Inc.                                                  248,000       5,904,626      5,274,960
879369106                TELEFLEX INC                                                      327,300      11,679,858     14,941,245
886423102                Tidewater, Inc.                                                   144,500       5,405,894      4,076,345
89531P105                Trex Company, Inc.                                                138,300       5,234,017      5,353,593
909218109                Unit Corporation                                                  327,000       6,853,342      9,237,750
91911X104                Valeant Pharmaceuticals International                             271,900       3,762,392      6,280,890
947890109                Webster Financial Corporation                                     254,348       7,664,326     11,064,138
92925E108                W-H Energy Services, Inc.                                         326,800       5,967,075      6,006,584

                                                                                                       406,398,306    463,284,328

                                                                                     ----------------------------------------------
                                                                                     Pro forma DLB Small Company Opportunities Fund
                                                                                     ----------------------------------------------
SecurityID               Description                                                  ParValue/Shares       Cost      Market Value
----------               -----------                                                  ---------------   -----------   ------------
004934105                Actel Corporation                                                 430,900        9,003,320     8,583,528
00508X203                Actuant Corporation Cl. A                                         296,100        6,969,321    10,120,698
007585102                Advo, Inc.                                                        660,000       18,265,233    20,724,000
036384105                Ansoft Corporation                                                452,600        5,765,292     6,313,770
03875Q108                Arbitron, Inc.                                                    551,800       18,134,932    20,554,550
002474104                AZZ, Inc.                                                         272,000        4,336,365     4,352,000
057741100                Baldor Electric Company                                           457,600        9,738,754    10,332,608
Bank Oerm10205212004     Bank Of Montreal, 1.02%, due 05/21/04                           7,471,792        7,471,792     7,471,792
101119105                Boston Private Financial Holdings, Inc.                           209,300        4,763,808     4,876,690
12541W100                C.H. Robinson Worldwide, Inc.                                     278,800        9,456,301    11,441,952
140288101                Capital Lease Funding, Inc.                                           600            6,300         6,312
142339100                Carlisle Companies, Inc.                                          348,000       13,798,610    20,619,000
170228100                CHITTENDEN CORP                                                   303,600        8,605,050     9,235,512
192422103                Cognex Corporation                                                652,400       16,010,999    20,733,272
192479103                Coherent, Inc.                                                    884,300       28,754,922    21,621,135
193068103                Coldwater Creek, Inc.                                             510,200        9,751,813    10,505,018
200641108                COMMERCE GROUP INC                                                183,800        7,113,123     8,482,370
221006109                CorVel Corporation                                                185,200        6,050,174     5,756,016
Crediterm10205122004     Credit Agricole Indosuez Bank, 1.02%, due 05/12/04              4,600,801        4,600,801     4,600,801
Den Daerm10205182004     Den Danske Bank, 1.02%, due 05/18/04                            1,917,000        1,917,000     1,917,000
248239105                Dendrite International, Inc.                                      568,415        9,350,842     9,742,633
254546104                Dionex Corporation                                                419,600       12,487,585    21,412,188
278265103                Eaton Vance Corporation                                           632,100       19,498,336    23,077,971
281347104                EDO Corporation                                                   338,600        6,047,367     7,686,220
296643109                eSpeed, Inc. Cl. A                                                700,400       16,035,278    12,327,040
31604Q107                FIDELITY BANKSHARES INC                                           193,900        3,523,176     6,447,175
317585404                Financial Institutions, Inc.                                       74,000        1,716,655     1,724,940
336158100                First Republic Bank                                               478,150       12,014,301    18,217,515
349882100                Fossil, Inc.                                                      563,400       10,569,406    13,797,666
361268105                G&K Services, Inc. Cl. A                                          355,000       13,608,077    13,454,500
37941P108                Global Power Equipment Group, Inc.                              1,813,200       16,986,467    13,127,568
Goldmaund94805032004     Goldman Sachs Financial Square Prime
                            Obligations Money Market Fund                                4,600,802        4,600,802     4,600,802
389375106                Gray Television, Inc.                                           1,036,100       10,329,791    15,355,002
410495105                Hanmi Financial Corporation                                       363,800        9,644,487     9,011,326
412324303                Hardinge, Inc.                                                    684,250        9,345,100     8,197,315
404132102                HCC INSURANCE HOLDINGS INC                                        223,100        5,891,800     7,143,662
422347104                HEARTLAND EXPRESS INC                                             342,890        6,882,115     8,417,950
423319102                HELIX TECHNOLOGY CORP                                             501,000       12,041,449     8,817,600
45167R104                IDEX Corporation                                                  376,200       13,357,763    17,775,450
902104108                II-VI, Inc.                                                       409,730        7,097,647    10,112,136
45662V105                Inet Technologies, Inc.                                           627,796        6,246,415     6,183,791
REPOWB9C8_05032004_071   Investors Bank & Trust Repurchase Agreement, 0.71%,
                            dated 04/30/04, $41,359,948 due on 05/03/04 (secured
                            by Collateralized Mortgage-backed Obligations, 1.60%,
                            due on 09/19/32-03/25/33, with value of $43,425,376,
                            at cost                                                     72,984,929       72,984,929    72,984,929
G4933P101                IPC HOLDINGS LTD                                                  306,000        8,655,300    11,260,800
472319102                Jefferies Group, Inc.                                             477,400       12,256,977    16,279,340
486587108                Kaydon Corporation                                                722,600       15,661,329    20,211,122
499064103                Knight Transportation, Inc.                                       221,600        4,939,248     5,708,416
482740206                K-V Pharmaceutical Company Cl. A                                  322,850        6,073,677     7,754,857
515098101                Landstar System, Inc.                                             348,400       10,131,541    15,664,064
532774106                Lin TV Corporation Cl. A                                          600,200       14,730,130    13,498,498
50216C108                LSI Industries, Inc.                                              832,687        9,967,438     9,650,842
554273102                MacDermid, Inc.                                                   308,700       11,803,930     9,995,706
Merrilund97305032004     Merrill Lynch Premier Institutional Money Market Fund             244,911          244,911       244,911
Merrimund98705032004     Merrimac Money Market Fund                                      2,683,801        2,683,801     2,683,801
594087108                Michaels Stores, Inc.                                             187,200        6,509,208     9,365,616
594793101                Micrel, Inc.                                                    1,293,600       14,347,244    15,807,792
607828100                Modine Manufacturing Company                                      222,300        5,459,875     6,113,250
Morganate10805032004     Morgan Stanley Dean Witter & Company, 1.08%, due 05/03/04       1,917,000        1,917,000     1,917,000
62852P103                Mykrolis Corporation                                            1,038,200        9,612,496    15,105,810
69404P101                PACIFIC CAPITAL BANCORP                                           269,366        6,321,946     9,880,345
717125108                Pharmaceutical Resources, Inc.                                    119,200        4,004,604     4,803,760
717528103                Philadelphia Consolidated Holding Corporation                     170,200        6,446,785     9,827,348
724078100                Piper Jaffray Companies                                           181,800        9,389,437     8,802,756
753820109                RARE Hospitality International, Inc.                              379,531        8,899,852    10,387,763
758750103                Regal-Beloit Corporation                                          391,200        9,295,014     7,827,912
776696106                Roper Industries, Inc.                                            492,400       20,843,693    23,906,020
779382100                Rowan Companies, Inc.                                             708,800       15,982,283    15,806,240
749660106                RPC, Inc.                                                         434,800        5,400,303     5,600,224
786598102                Saga Communications, Inc.                                         544,568        9,144,736    10,346,792
81170Q106                Seacoast Financial Services Corporation                           172,666        5,004,370     5,584,018
Sec Lending              American Aadvanage Select Money Market Fund                       406,184          406,184       406,184
Sec Lending              Bank of America Eurodollar Overnight                              761,595          761,595       761,595
Sec Lending              Bank of America Eurodollar Overnight                              507,731          507,731       507,731
Sec Lending              Bank Of Montreal Eurodollar Term                                  452,662          452,662       452,662
Sec Lending              Bank of Scotland Eurodollar Term                                  304,638          304,638       304,638
Sec Lending              Bank of Scotland Eurodollar Term                                  507,731          507,731       507,731
Sec Lending              Barclays Eurodollar Term                                          507,731          507,731       507,731
Sec Lending              BGI Prime Money Market Fund                                     1,106,853        1,106,853     1,106,853
Sec Lending              BNP Paribas Eurodollar Term                                       253,865          253,865       253,865
Sec Lending              Canadian Imperial Bank of Commerce Bank Note                    1,015,461        1,015,461     1,015,461
Sec Lending              Citigroup Eurodollar Overnight                                    507,731          507,731       507,731
Sec Lending              Citigroup Eurodollar Term                                       1,015,461        1,015,461     1,015,461
Sec Lending              Citigroup Eurodollar Term                                         355,411          355,411       355,411
Sec Lending              Credit Agricole Indosuez Eurodollar Term                          812,369          812,369       812,369
Sec Lending              Dexia Group Eurodollar Term                                       507,731          507,731       507,731
Sec Lending              Dreyfus Cash Management Plus Fund Money Market Fund               116,070          116,070       116,070
Sec Lending              Fannie Mae Agency Discount Note                                   253,624          253,624       253,624
Sec Lending              Fleet National Bank Bank Note                                     558,504          558,504       558,504
Sec Lending              Freddie Mac Agency Discount Note                                  203,092          203,092       203,092
Sec Lending              General Electric Capital Corporation Domestic Fixed CP            253,865          253,865       253,865
Sec Lending              General Electric Capital Corporation Domestic Fixed CP            202,589          202,589       202,589
Sec Lending              Harris Trust & Savings Bank Eurodollar Term                       152,319          152,319       152,319
Sec Lending              Merrill  Lynch Premier Institional Fund Money Market Fund         385,076          385,076       385,076
Sec Lending              Merrimac Cash Fund-Premium Class Money Market Fund              2,030,922        2,030,922     2,030,922
Sec Lending              Morgan Stanley Dean Witter & Co Floating CP                       528,040          528,040       528,040
Sec Lending              National Bank Of Commerce Bank Note                               253,865          253,865       253,865
Sec Lending              Royal Bank of Canada Eurodollar Term                              152,319          152,319       152,319
Sec Lending              Royal Bank of Canada Eurodollar Term                              507,731          507,731       507,731
Sec Lending              Royal Bank of Scotland Eurodollar Term                            253,865          253,865       253,865
Sec Lending              Royal Bank of Scotland Eurodollar Term                            507,731          507,731       507,731
Sec Lending              The Bank of the West Eurodollar Term                              406,184          406,184       406,184
Sec Lending              Wells Fargo Eurodollar Term                                       812,369          812,369       812,369
Sec Lending              Wells Fargo Eurodollar Term                                       253,865          253,865       253,865
830879102                SKYWEST INC                                                       280,500        7,037,396     5,105,100
847220209                Spartech Corporation                                              444,000       10,657,244    10,127,640
792228108                St. Mary Land & Exploration Company                               451,900       14,792,956    16,336,185
859158107                Sterling Bancorp                                                  420,782        8,481,795    11,621,999
M8737E108                Taro Pharmaceutical Industries Ltd.                               163,800        6,643,611     7,084,350
878555101                Technitrol, Inc.                                                  513,000       10,792,493    10,911,510
879369106                TELEFLEX INC                                                      327,300       11,679,858    14,941,245
886423102                Tidewater, Inc.                                                   361,400       13,318,026    10,195,094
89531P105                Trex Company, Inc.                                                282,500       10,689,956    10,935,575
909218109                Unit Corporation                                                  689,900       14,638,944    19,489,675
91911X104                Valeant Pharmaceuticals International                             567,100        8,269,801    13,100,010
947890109                Webster Financial Corporation                                     507,742       16,461,204    22,086,777
92925E108                W-H Energy Services, Inc.                                         717,300       12,991,193    13,183,974

                                                                                                        869,810,486   973,872,725

Pro forma DLB Small Company Opportunities Fund
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)

                                                                                                                    Pro forma DLB
                                                 DLB SMALL COMPANY  MassMutual Small Cap  Pro Forma Adjustments     Small Company
                                                OPPORTUNITIES FUND       Equity Fund      (references are to pro  Opportunities Fund
                                                  April 30, 2004       April 30, 2004          forma notes)        April 30, 2004
                                                ------------------  --------------------  ----------------------  ------------------
ASSETS:
Investments:
   Investments at cost                              463,412,180          406,398,306                                 869,810,486
   Net unrealized appreciation                       47,176,217           56,886,022                                 104,062,239
                                                    -----------          -----------                                 -----------
      Total investments at value 1                  510,588,397          463,284,328                                 973,872,725
   Receivable for investments sold                    5,134,300              691,916                                   5,826,216
   Receivable for fund shares sold                      463,241                    0                                     463,241
   Dividends receivable                                 244,165              338,586                                     582,751
   Interest receivable                                    3,219               30,364                                      33,583
                                                    -----------          -----------                                 -----------
                                                    516,433,322          464,345,194                                 980,778,516
                                                    -----------          -----------                                 -----------
LIABILITIES:
   Payable for investments purchased                  4,905,534              175,630                                   5,081,164
   Payable for fund shares redeemed                     527,753                    0                                     527,753
   Collateral for securities on loan                 23,436,107           16,855,184                                  40,291,291
   Accrued management fees                              414,834              221,858                                     636,692
   Accrued expenses                                     106,800               84,949               21,132b               212,881
                                                    -----------          -----------                                 -----------
                                                     29,391,028           17,337,621                                  46,749,781
                                                    -----------          -----------                                 -----------
NET ASSETS                                          487,042,294          447,007,573                                 934,028,735
                                                    ===========          ===========                                 ===========

NET ASSETS CONSIST OF:
   Paid-in capital                                  429,929,535          377,643,946                                 807,573,481
   Unrealized appreciation of investments            47,176,217           56,886,022                                 104,062,239
   Accumulated undistributed net realized gain
      on investments                                 11,031,693           12,195,301                                  23,226,994
   Accumulated undistributed net investment
      income (loss)                                  (1,095,151)             282,304              (21,132)b             (833,979)
                                                    -----------          -----------                                 -----------
      Total                                         487,042,294          447,007,573                                 934,028,735
                                                    ===========          ===========                                 ===========

Net Assets                                          487,042,294                              (487,042,294)a                    0
Class A                                                                   12,571,116             (652,505)b          498,960,905
                                                                                              487,042,294a

Class L                                                                   69,316,099              111,790b            69,427,889
Class Y                                                                   11,737,660               15,823b            11,753,483
Class S                                                                  353,252,437              503,590b           353,756,027
Class N                                                                      130,261                  170b               130,431

SHARES OF BENEFICIAL INTEREST OUTSTANDING            31,766,996                               (31,766,996)a                    0
Class A                                                                      960,422           31,770,535a            32,548,005
                                                                                                 (182,952)a, b
Class L                                                                    5,267,675             (744,685)a, b         4,522,990
Class Y                                                                      890,285             (125,084)a, b           765,201
Class S                                                                   26,659,757           (3,628,766)a, b        23,030,991
Class N                                                                       10,029               (1,504)a, b             8,525

NET ASSET VALUE, OFFERING PRICE, AND
   REDEMPTION PRICE PER SHARE (NET ASSETS /
   SHARES OF BENEFICIAL INTEREST OUTSTANDING)             15.33                                                             0.00
Class A                                                                        13.09                                       15.33
Class L                                                                        13.16                                       15.35
Class Y                                                                        13.18                                       15.36
Class S                                                                        13.25                                       15.36
Class N                                                                        12.99                                       15.30

1 Including securities on loan with
   market value of                                   22,447,302           16,363,043                                  38,810,345

STATEMENT OF OPERATIONS (Unaudited)

                                                                                                                    Pro forma DLB
                                         DLB SMALL COMPANY      MassMutual Small Cap                                Small Company
                                        OPPORTUNITIES FUND           Equity Fund         Pro Forma Adjustments    Opportunities Fund
                                      Period Ended April 30,   Period Ended April 30,   (references are to pro   Period Ended April
                                               2004                     2004                 forma notes)             30, 2004
                                      ----------------------   ----------------------   ----------------------   -------------------
NET INVESTMENT INCOME:
   Interest 2                                   56,243                76,543                                            132,786
   Dividends                                 1,649,569             2,043,340                                          3,692,909
                                            ----------            ----------                                        -----------
                                             1,705,812             2,119,883                                          3,825,695
                                            ----------            ----------                                        -----------
EXPENSES:
   Management fees                           2,461,717             1,406,254                 (1,052,105)b             2,815,866
   Trustees' fees                                3,127                 6,215                      9,286b                 18,628
   Custodian fees                              279,839                26,570                   (250,423)b                55,986
   Accounting and audit fees                    13,684                10,806                    (13,759)b                10,731
   Registration fees                            11,579                    --                    (11,579)b                    --
   Legal fees                                    6,346                 2,689                     (1,965)b                 7,070
   Transfer and dividend disbursing
      agent fees                                15,982                    --                    (15,982)b                    --
   Shareholder Reporting                            --                10,659                     14,506b                 25,165
   Ditribution Fees - Class N                       --                   167                          2b                    169
   Service Fees
      Class A                                       --                16,019                    615,796b                631,815
      Class N                                       --                   167                          2b                    169
   Administration fees
      Class A                                       --                21,433                    729,416b                750,849
      Class L                                       --               119,790                    (16,482)b               103,308
      Class Y                                       --                11,135                        865b                 12,000
      Class S                                       --               164,046                     22,231b                186,277
      Class N                                       --                   257                         12b                    269
   Miscellaneous                                 8,689                 4,152                     (8,689)b                 4,152
                                            ----------            ----------                                        -----------
      Total Expenses                         2,800,963             1,800,359                                          4,622,454
   Fees paid indirectly                             --                (2,082)                                            (2,082)
                                            ----------            ----------                                        -----------
      Net expenses                           2,800,963             1,798,277                                          4,620,372
                                            ----------            ----------                                        -----------
      Net investment income (loss)          (1,095,151)              321,606                                           (794,677)
                                            ----------            ----------                                        -----------
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS:
   Realized gain (identified
      cost basis)                           12,820,212            19,775,004                                         32,595,216
   Change in unrealized
      depreciation                          (8,278,815)           (6,043,661)                                       (14,322,476)
                                            ----------            ----------                                        -----------
      Net realized and unrealized
         gain on investments                 4,541,397            13,731,343                                         18,272,740
                                            ----------            ----------                                        -----------
      Net increase in net assets
         from operations                     3,446,246            14,052,949                                         17,478,063
                                            ==========            ==========                                        ===========

2 Interest income includes security
   lending income of:                            8,703                10,145                                             18,848

Pro forma DLB Small Company Opportunities Fund
STATEMENT OF OPERATIONS (Unaudited)

                                                                                                                    Pro forma DLB
                                         DLB SMALL COMPANY      MassMutual Small Cap                                Small Company
                                        OPPORTUNITIES FUND           Equity Fund         Pro Forma Adjustments    Opportunities Fund
                                      Year Ended October 31,   Year Ended October 31,   (references are to pro   Year Ended October
                                               2003                     2003                 forma notes)            31, 2003
                                      ----------------------   ----------------------   ----------------------   -------------------
NET INVESTMENT INCOME:
   Interest 1                                   134,568               145,306                                            279,874
   Dividends                                  2,594,891             4,321,627                                          6,916,518
                                            -----------           -----------                                        -----------
                                              2,729,459             4,466,933                                          7,196,392
                                            -----------           -----------                                        -----------
EXPENSES:
   Management fees                            3,537,189             2,492,939                (1,485,523)b              4,544,605
   Trustees' fees                                 5,564                 9,021                    12,529b                  27,114
   Custodian fees                               124,543                42,705                   (64,053)b                103,195
   Accounting and audit fees                     27,646                14,296                   (21,957)b                 19,985
   Registration fees                             28,550                    --                   (28,550)b                     --
   Legal fees                                    11,670                 3,274                     2,328b                  17,272
   Transfer and dividend
      disbursing agent fees                       8,747                    --                    (8,747)b                     --
   Shareholder Reporting                             --                15,117                    19,793b                  34,910
   Ditribution Fees - Class N                        --                   229                        41b                     270
   Service Fees
      Class A                                        --                23,945                   884,297b                 908,242
      Class N                                        --                   230                        40b                     270
   Administration fees                          279,987                                        (279,987)b                     --
      Class A                                        --                32,038                 1,047,317b               1,079,355
      Class L                                        --               190,415                   (21,291)b                169,124
      Class Y                                        --                23,173                     1,583b                  24,756
      Class S                                        --               296,309                    44,184b                 340,493
      Class N                                        --                   353                        77b                     430
   Miscellaneous                                 16,882                 7,001                   (16,882)b                  7,001
                                            -----------           -----------                                        -----------
      Total Expenses                          4,040,778             3,151,045                                          7,277,022
Fees paid indirectly                                 --                (1,588)                                            (1,588)
                                            -----------           -----------                                        -----------
      Net expenses                            4,040,778             3,149,457                                          7,275,434
                                            -----------           -----------                                        -----------
      Net investment income (loss)           (1,311,319)            1,317,476                                            (79,042)
                                            -----------           -----------                                        -----------

REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS:
   Realized gain (identified cost
      basis)                                 (1,238,042)           (3,126,031)                                        (4,364,073)
   Change in unrealized
      depreciation                          104,173,567           119,966,784                                        224,140,351
                                            -----------           -----------                                        -----------
      Net realized and unrealized
         gain on investments                102,935,525           116,840,753                                        219,776,278
                                            -----------           -----------                                        -----------
      Net increase in net assets
         from operations                    101,624,206           118,158,229                                        219,697,236
                                            ===========           ===========                                        ===========

1 Including security lending
   income of:                                    26,307                39,174                                             65,481

2. DLB Value Fund

              MassMutual Core Value Equity Fund and DLB Value Fund
                     Proforma Combining Financial Statements
                                   (Unaudited)

The accompanying unaudited proforma combining schedule of investments and statement of assets and liabilities assumes that the exchange described in the next paragraph occurred as of April 30, 2004 and the unaudited proforma combining statements of operations for the six months ended April 30, 2004 and the twelve months ended October 31, 2003 present the results of operations of the DLB Value Fund as if the combination of the DLB Value Fund with the MassMutual Core Value Equity Fund had been consummated on November 1, 2003 and November 1, 2002, respectively. The proforma results of operations are not necessarily indicative of future operations or the actual results that would have occurred had the combination been consummated on November 1, 2003 or November 1, 2002, as applicable. These historical statements have been derived from the DLB Value Fund's and the MassMutual Core Value Equity Fund's books and records utilized in calculating daily net asset value at April 30, 2004, for the six-month period then ended and for the twelve-month period ended October 31, 2003.

The proforma statements reflect the expected distribution, prior to the combination, to the shareholders of the MassMutual Core Value Equity Fund of that Fund's portfolio securities theretofore under the management of Michael Farrell of Babson Capital Management LLC or Alliance Capital Management L.P.
and give effect to the proposed transfer of all of the assets of the MassMutual Core Value Equity Fund to the DLB Value Fund in exchange for assumption by the DLB Value Fund of all of the liabilities of the MassMutual Core Value Equity Fund and for a number of the DLB Value Fund's shares equal in value to the value of the net assets of the MassMutual Core Value Equity Fund transferred to the DLB Value Fund. Under generally accepted accounting principles, the historical cost of investment securities will be carried forward to the surviving entity and the results of operations of the DLB Value Fund for pre-combination periods will not be restated. The proforma statement of operations does not reflect the expenses of either fund in carrying out its obligations under the Agreement and Plan of Reorganization.

The unaudited proforma combining statements should be read in conjunction with the separate financial statements of the DLB Value Fund and the MassMutual Core Value Equity Fund incorporated by reference in this Statement of Additional Information.

                                 DLB Value Fund
                     Notes to Proforma Combining Statements
                                   (Unaudited)
                                 April 30, 2004


BASIS OF COMBINATION:

On June 24, 2004 the Board of Trustees approved a proposed Agreement and Plan of Reorganization ("Reorganization"). The Reorganization contemplates the transfer of a portion of the assets of the MassMutual Core Value Equity Fund ("Core Value Equity Fund") to the DLB Value Fund ("Value Fund") and assumption by the Value Fund of a portion of the liabilities of the Core Value Equity Fund in exchange for shares of the Value Fund having an aggregate value equal to the portion of the assets and liabilities of the Core Value Equity Fund. The Reorganization provides for the complete liquidation of the Core Value Equity Fund. The Reorganization is subject to Core Value Equity Fund shareholder approval. The majority shareholder of the Core Value Equity Fund is expected to approve the Reorganization by way of executing a consent on or about October 25, 2004.

The Reorganization will be accounted for as a tax free reorganization of investment companies. The unaudited pro forma combined financial statements are presented for the information of the reader and may not necessarily be representative of what the actual combined financial statements would have been had the Reorganization occurred at April 30, 2004. The unaudited pro forma schedule of investments and statement of assets and liabilities reflect the financial position of the Value Fund and a portion of the Core Value Equity Fund at April 30, 2004. The unaudited pro forma statement of operations reflects the prorated results of operations of the Core Value Equity Fund and the results of operations of the Value Fund for the six months ended April 30, 2004 and the year ended October 31, 2003. These statements reflect the expected distribution, prior to the Reorganization, to the shareholders of the Core Value Equity Fund of the Core Value Equity Fund's portfolio securities theretofore under the management of Michael Farrell of Babson Capital Management LLC or Alliance Capital Management L.P. and have been derived from the Funds' respective books and records utilized in calculating daily net asset value at the dates indicated above for the Core Value Equity and Value Funds under generally accepted accounting principles. The historical cost of investment securities will be carried forward to the surviving entity and results of operations of the Value Funds for pre-combination periods will not be restated.

The unaudited pro forma schedule of investments, and statements of assets and liabilities and operations should be read in conjunction with the historical financial statements of the Funds incorporated by reference in the Statement of Additional Information for the Trust.

NOTE (a): SHARES

The unaudited pro forma net asset value per share assumes additional common shares of beneficial interest issued in connection with the proposed acquisition of Core Value Equity Fund by Value Fund as of April 30, 2004. The net change in shares issued was calculated by dividing the portion of the net asset value of each class of Core Value Equity Fund by the net asset value per share of each respective class of Value Fund.

The accompanying unaudited pro forma financial statements reflect changes in the Value Fund's shares as if the Reorganization had taken place on April 30, 2004.

NOTE (b): The unaudited pro forma statement of operations reflects the change in expense structure of the Fund.


Pro forma DLB Value Fund
Schedule of Investments (unaudited)
April 30, 2004

                                                                                   -------------------------------------------
                                                                                                DLB Value Fund
                                                                                   -------------------------------------------
                         Description                                               ParValue/Shares      Cost      Market Value
                         -----------                                               ---------------   ---------    ------------
001055102                AFLAC, Inc.                                                    20,820         640,684       879,229
020002101                Allstate Corporation (The)                                     27,800         947,074     1,276,020
025816109                American Express Company                                       29,010         954,021     1,420,040
026874107                American International Group, Inc.                             30,120       1,713,347     2,158,098
037833100                Apple Computer, Inc.                                           55,900       1,006,070     1,438,307
053015103                Automatic Data Processing, Inc.                                12,590         399,474       551,568
060505104                Bank of America Corporation                                    16,380       1,148,209     1,318,426
Bank Oerm10205212004     Bank Of Montreal, 1.02%, due 05/21/04                       1,690,921       1,690,921     1,690,921
05534B109                BCE, Inc.                                                      23,350         448,950       465,599
055617609                BOC Group PLC Sponsored ADR                                    23,300         750,102       763,308
055622104                BP PLC Sponsored ADR                                           28,326       1,152,366     1,498,445
110122108                Bristol-Myers Squibb Company                                   46,500       1,253,676     1,167,150
172967101                Citigroup, Inc.                                                45,328       1,662,815     2,179,824
Crediterm10205122004     Credit Agricole Indosuez Bank, 1.02%, due 05/12/04          1,041,195       1,041,195     1,041,195
Den Daerm10205182004     Den Danske Bank, 1.02%, due 05/18/04                          433,831         433,831       433,831
25243Q205                Diageo PLC ADR                                                 34,260       1,333,338     1,867,170
260543103                Dow Chemical Company (The)                                     30,120         847,023     1,195,463
277461109                Eastman Kodak Company                                          44,500       1,202,813     1,147,655
29364G103                Entergy Corporation                                            20,860       1,007,448     1,138,956
G3223R108                Everest Re Group Ltd.                                           8,800         492,959       749,584
30161N101                Exelon Corporation                                             13,790         792,140       923,103
30231G102                Exxon Mobil Corporation                                        47,510       1,602,470     2,021,551
316773100                Fifth Third Bancorp                                            13,650         760,790       732,459
313400301                Freddie Mac                                                    27,900       1,576,124     1,629,360
364730101                Gannett Company, Inc.                                          17,880       1,329,722     1,549,838
Goldmaund94805032004     Goldman Sachs Financial Square Prime Obligations Money
                         Market Fund                                                 1,041,194       1,041,194     1,041,194
423074103                H.J. Heinz Company                                             41,620       1,476,924     1,589,468
459200101                International Business Machines Corporation                    14,050         971,736     1,238,789
REPOWB9C8_05032004_071   Investors Bank & Trust Repurchase Agreement, 0.71%
                         dated 04/30/04, $1,854,114 due on 05/03/04  (secured by
                         Federal Government Agency, 3.375%, due on 07/25/26,
                         with value of $1,946,705), at cost                          1,854,005       1,854,005     1,854,005
487836108                Kellogg Company                                                28,440         798,985     1,220,076
532716107                Limited Brands, Inc.                                           84,710       1,341,985     1,748,414
539830109                Lockheed Martin Corporation                                    22,850         979,277     1,089,945
580135101                McDonaldUs Corporation                                         68,180       1,253,703     1,856,541
Merrilund97305032004     Merrill Lynch Premier Institutional Money Market Fund          55,425          55,425        55,425
Merrimund98705032004     Merrimac Money Market Fund                                    607,363         607,363       607,363
594918104                Microsoft Corporation                                          24,100         620,831       625,877
617446448                Morgan Stanley                                                 22,990         977,953     1,181,456
Morganate10805032004     Morgan Stanley Dean Witter & Company, 1.08%,
                         due  05/03/04                                                 433,831         433,831       433,831
635405103                National City Corporation                                       8,420         252,074       291,921
67019E107                NSTAR                                                          11,930         540,817       577,412
674599105                Occidental Petroleum Corporation                               13,300         611,503       627,760
701094104                Parker-Hannifin Corporation                                    14,430         612,130       797,835
717081103                Pfizer, Inc.                                                   47,820       1,464,658     1,710,043
693506107                PPG Industries, Inc.                                           30,710       1,578,561     1,821,410
750236101                Radian Group, Inc.                                             24,160         887,958     1,123,682
767754104                Rite Aid Corporation                                          134,350         393,271       658,315
774341101                Rockwell Collins, Inc.                                         53,630       1,130,945     1,729,568
780257804                Royal Dutch Petroleum Company - N.Y. Reg.                       9,880         453,960       480,761
78442P106                SLM Corporation                                                29,470         410,303     1,128,996
863902102                Student Loan Corporation                                        6,780         325,906       960,048
902124106                Tyco International Ltd.                                        11,000         307,398       301,950
907818108                Union Pacific Corporation                                      23,100       1,356,100     1,361,283
92343V104                Verizon Communications, Inc.                                   45,100       1,657,755     1,702,074
254687106                Walt Disney Company (The)                                      40,640         777,488       935,939
94106L109                Waste Management, Inc.                                         47,920       1,120,752     1,360,928
949746101                Wells Fargo & Company                                          28,310       1,090,446     1,598,383
962166104                Weyerhaeuser Company                                           31,030       1,586,165     1,836,976

                                                                                                    55,158,966    66,784,765

                                                                                   --------------------------------------------
                                                                                             MMIF Core Equity Value Fund
                                                                                   --------------------------------------------
                         Description                                               ParValue/Shares       Cost      Market Value
                         -----------                                               ---------------  -----------    ------------
001055102                AFLAC, Inc.
020002101                Allstate Corporation (The)                                    181,300        5,561,255      7,656,299
025816109                American Express Company                                      244,100        8,201,652     11,204,190
026874107                American International Group, Inc.                            251,600        8,522,573     12,315,820
037833100                Apple Computer, Inc.                                          263,300       14,885,472     18,865,445
053015103                Automatic Data Processing, Inc.                               480,000        6,666,136     12,350,400
060505104                Bank of America Corporation                                   109,000        3,417,039      4,775,290
Bank Oerm10205212004     Bank Of Montreal, 1.02%, due 05/21/04                         141,500        8,653,018     11,389,335
05534B109                BCE, Inc.
055617609                BOC Group PLC Sponsored ADR                                   214,900        4,124,683      4,285,106
055622104                BP PLC Sponsored ADR                                          206,100        6,635,653      6,751,836
110122108                Bristol-Myers Squibb Company                                  254,400        9,202,538     13,457,760
172967101                Citigroup, Inc.                                               426,600       11,528,539     10,707,660
Crediterm10205122004     Credit Agricole Indosuez Bank, 1.02%, due 05/12/04            397,300       16,483,641     19,106,157
Den Daerm10205182004     Den Danske Bank, 1.02%, due 05/18/04
25243Q205                Diageo PLC ADR
260543103                Dow Chemical Company (The)                                    295,300       12,711,265     16,093,850
277461109                Eastman Kodak Company                                         276,000        9,593,209     10,954,440
29364G103                Entergy Corporation                                           393,200       10,637,526     10,140,628
G3223R108                Everest Re Group Ltd.                                         178,900        8,052,991      9,767,940
30161N101                Exelon Corporation                                             80,800        4,102,499      6,882,544
30231G102                Exxon Mobil Corporation                                       120,700        6,625,910      8,079,658
316773100                Fifth Third Bancorp                                           416,600       16,536,050     17,726,330
313400301                Freddie Mac                                                   126,500        7,475,551      6,787,990
364730101                Gannett Company, Inc.                                         242,200       13,485,490     14,144,480
Goldmaund94805032004     Goldman Sachs Financial Square Prime Obligations Money
                         Market Fund                                                   156,100       11,888,212     13,530,748
423074103                H.J. Heinz Company                                            356,800       13,682,646     13,626,192
459200101                International Business Machines Corporation                   128,700       10,188,342     11,347,479
REPOWB9C8_05032004_071   Investors Bank & Trust Repurchase Agreement, 0.71%
                         dated 04/30/04, $1,854,114 due on 05/03/04  (secured by
                         Federal Government Agency, 3.375%, due on 07/25/26,
                         with value of $1,946,705), at cost                          4,742,725        4,742,725      4,742,725
487836108                Kellogg Company                                               249,900        7,443,574     10,720,710
532716107                Limited Brands, Inc.                                          744,800        9,505,460     15,372,672
539830109                Lockheed Martin Corporation                                   199,600        9,866,366      9,520,920
580135101                McDonaldUs Corporation                                        587,600        8,805,807     16,000,348
Merrilund97305032004     Merrill Lynch Premier Institutional Money Market Fund
Merrimund98705032004     Merrimac Money Market Fund
594918104                Microsoft Corporation                                         208,400        5,368,447      5,412,148
617446448                Morgan Stanley
Morganate10805032004     Morgan Stanley Dean Witter & Company, 1.08%, due              196,800        8,556,094     10,113,552
                         05/03/04
635405103                National City Corporation                                      73,000        2,015,056      2,530,910
67019E107                NSTAR                                                         102,900        4,660,350      4,980,360
674599105                Occidental Petroleum Corporation                              117,500        5,402,007      5,546,000
701094104                Parker-Hannifin Corporation                                   130,300        5,432,977      7,204,287
717081103                Pfizer, Inc.                                                  413,700       12,714,064     14,793,912
693506107                PPG Industries, Inc.                                          268,200       14,454,917     15,906,942
750236101                Radian Group, Inc.                                            214,300        8,583,582      9,967,093
767754104                Rite Aid Corporation                                        1,207,000        3,781,806      5,914,300
774341101                Rockwell Collins, Inc.                                        461,300        9,774,633     14,876,925
780257804                Royal Dutch Petroleum Company - N.Y. Reg.                      84,800        3,444,873      4,126,368
seclending               American Aadvanage Select Money Market Fund                   994,653          994,653        994,653
seclending               Bank of America Eurodollar Overnight                        1,243,316        1,243,316      1,243,316
seclending               Bank of America Eurodollar Overnight                        1,864,975        1,864,975      1,864,975
seclending               Bank Of Montreal Eurodollar Term                            1,108,467        1,108,467      1,108,467
seclending               Bank of Scotland Eurodollar Term                              745,990          745,990        745,990
seclending               Bank of Scotland Eurodollar Term                            1,243,316        1,243,316      1,243,316
seclending               Barclays Eurodollar Term                                    1,243,316        1,243,316      1,243,316
seclending               BGI Prime Money Market Fund                                 2,710,430        2,710,430      2,710,430
seclending               BNP Paribas Eurodollar Term                                   621,658          621,658        621,658
seclending               Canadian Imperial Bank of Commerce Bank Note                2,486,633        2,486,633      2,486,633
seclending               Citigroup Eurodollar Term                                   2,486,633        2,486,633      2,486,633
seclending               Citigroup Eurodollar Overnight                              1,243,316        1,243,316      1,243,316
seclending               Citigroup Eurodollar Term                                     870,322          870,322        870,322
seclending               Credit Agricole Indosuez Eurodollar Term                    1,989,306        1,989,306      1,989,306
seclending               Dexia Group Eurodollar Term                                 1,243,316        1,243,316      1,243,316
seclending               Dreyfus Cash Management Plus Fund Money Market Fund           284,228          284,228        284,228
seclending               Fannie Mae Agency Discount Note                               621,068          621,068        621,068
seclending               Fleet National Bank Bank Note                               1,367,648        1,367,648      1,367,648
seclending               Freddie Mac Agency Discount Note                              497,327          497,327        497,327
seclending               General Electric Capital Corporation Domestic Fixed CP        621,658          621,658        621,658
seclending               General Electric Capital Corporation Domestic Fixed CP        496,094          496,094        496,094
seclending               Harris Trust & Savings Bank Eurodollar Term                   372,995          372,995        372,995
seclending               Merrill Lynch Premier Institional Fund Money Market
                         Fund                                                          942,963          942,963        942,963
seclending               Merrimac Cash Fund-Premium Class Money Market Fund          4,973,266        4,973,266      4,973,266
seclending               Morgan Stanley Dean Witter & Co Floating CP                 1,293,049        1,293,049      1,293,049
seclending               National Bank Of Commerce Bank Note                           621,658          621,658        621,658
seclending               Royal Bank of Canada Eurodollar Term                        1,243,317        1,243,317      1,243,317
seclending               Royal Bank of Canada Eurodollar Term                          372,995          372,995        372,995
seclending               Royal Bank of Scotland Eurodollar Term                        621,658          621,658        621,658
seclending               Royal Bank of Scotland Eurodollar Term                      1,243,317        1,243,317      1,243,317
seclending               The Bank of the West Eurodollar Term                          994,653          994,653        994,653
seclending               Wells Fargo Eurodollar Term                                 1,989,307        1,989,307      1,989,307
seclending               Wells Fargo Eurodollar Term                                   621,658          621,658        621,658
78442P106                SLM Corporation                                               280,200        9,763,429     10,734,462
863902102                Student Loan Corporation
902124106                Tyco International Ltd.
907818108                Union Pacific Corporation                                     199,200       11,613,984     11,738,856
92343V104                Verizon Communications, Inc.                                  391,100       14,765,809     14,760,114
254687106                Walt Disney Company (The)                                     358,600        6,784,734      8,258,558
94106L109                Waste Management, Inc.                                        439,800       11,918,775     12,490,320
949746101                Wells Fargo & Company                                         259,600       12,361,357     14,657,016
962166104                Weyerhaeuser Company                                          272,800       16,592,360     16,149,760

                                                                                                    478,489,579    559,741,341

                                                                                   --------------------------------------------
                                                                                              Pro Forma DLB Value Fund
                                                                                   --------------------------------------------
                         Description                                               ParValue/Shares      Cost       Market Value
                         -----------                                               ---------------  -----------    ------------
001055102                AFLAC, Inc.                                                   202,120        6,201,939      8,535,528
020002101                Allstate Corporation (The)                                    271,900        9,148,726     12,480,210
025816109                American Express Company                                      280,610        9,476,593     13,735,860
026874107                American International Group, Inc.                            293,420       16,598,819     21,023,543
037833100                Apple Computer, Inc.                                          535,900        7,672,206     13,788,707
053015103                Automatic Data Processing, Inc.                               121,590        3,816,513      5,326,858
060505104                Bank of America Corporation                                   157,880        9,801,227     12,707,761
Bank Oerm 10205212004    Bank Of Montreal, 1.02%, due 05/21/04                       1,690,921        1,690,921      1,690,921
05534B109                BCE, Inc.                                                     238,250        4,573,633      4,750,705
055617609                BOC Group PLC Sponsored ADR                                   229,400        7,385,755      7,515,144
055622104                BP PLC Sponsored ADR                                          282,726       10,354,905     14,956,205
110122108                Bristol-Myers Squibb Company                                  473,100       12,782,216     11,874,810
172967101                Citigroup, Inc.                                               442,628       18,146,456     21,285,981
Crediterm10205122004     Credit Agricole Indosuez Bank, 1.02%, due 05/12/04          1,041,195        1,041,195      1,041,195
Den Daerm10205182004     Den Danske Bank, 1.02%, due 05/18/04                          433,831          433,831        433,831
25243Q205                Diageo PLC ADR                                                329,560       14,044,603     17,961,020
260543103                Dow Chemical Company (The)                                    306,120       10,440,232     12,149,903
277461109                Eastman Kodak Company                                         437,700       11,840,339     11,288,283
29364G103                Entergy Corporation                                           199,760        9,060,438     10,906,896
G3223R108                Everest Re Group Ltd.                                          89,600        4,595,458      7,632,128
30161N101                Exelon Corporation                                            134,490        7,418,050      9,002,761
30231G102                Exxon Mobil Corporation                                       464,110       18,138,520     19,747,881
316773100                Fifth Third Bancorp                                           140,150        8,236,340      7,520,449
313400301                Freddie Mac                                                   270,100       15,061,614     15,773,840
364730101                Gannett Company, Inc.                                         173,980       13,217,934     15,080,586
Goldmaund94805032004     Goldman Sachs Financial Square Prime Obligations Money
                         Market Fund                                                 1,041,194        1,041,194      1,041,194
423074103                H.J. Heinz Company                                            398,420       15,159,570     15,215,660
459200101                International Business Machines Corporation                   142,750       11,160,078     12,586,268
REPOWB9C8_05032004_071   Investors Bank & Trust Repurchase Agreement, 0.71%
                         dated 04/30/04, $1,854,114 due on 05/03/04  (secured by
                         Federal Government Agency, 3.375%, due on 07/25/26,
                         with value of $1,946,705), at cost                          6,596,730        6,596,730      6,596,730
487836108                Kellogg Company                                               278,340        8,242,560     11,940,786
532716107                Limited Brands, Inc.                                          829,510       10,847,446     17,121,086
539830109                Lockheed Martin Corporation                                   222,450       10,845,643     10,610,865
580135101                McDonaldUs Corporation                                        655,780       10,059,510     17,856,889
Merrilund97305032004     Merrill Lynch Premier Institutional Money Market Fund          55,425           55,425         55,425
Merrimund98705032004     Merrimac Money Market Fund                                    607,363          607,363        607,363
594918104                Microsoft Corporation                                         232,500        5,989,278      6,038,025
617446448                Morgan Stanley                                                219,790        9,534,046     11,295,008
Morganate10805032004     Morgan Stanley Dean Witter & Company, 1.08%, due
                         05/03/04                                                      433,831          433,831        433,831
635405103                National City Corporation                                      81,420        2,267,130      2,822,831
67019E107                NSTAR                                                         114,830        5,201,166      5,557,772
674599105                Occidental Petroleum Corporation                              130,800        6,013,510      6,173,760
701094104                Parker-Hannifin Corporation                                   144,730        6,045,106      8,002,122
717081103                Pfizer, Inc.                                                  461,520       14,178,722     16,503,955
693506107                PPG Industries, Inc.                                          298,910       16,033,478     17,728,352
750236101                Radian Group, Inc.                                            238,460        9,471,540     11,090,775
767754104                Rite Aid Corporation                                        1,341,350        4,175,077      6,572,615
774341101                Rockwell Collins, Inc.                                        514,930       10,905,579     16,606,493
780257804                Royal Dutch Petroleum Company - N.Y. Reg.                      94,680        3,898,833      4,607,129
seclending               American Aadvanage Select Money Market Fund                   994,653          994,653        994,653
seclending               Bank of America Eurodollar Overnight                        1,243,316        1,243,316      1,243,316
seclending               Bank of America Eurodollar Overnight                        1,864,975        1,864,975      1,864,975
seclending               Bank Of Montreal Eurodollar Term                            1,108,467        1,108,467      1,108,467
seclending               Bank of Scotland Eurodollar Term                              745,990          745,990        745,990
seclending               Bank of Scotland Eurodollar Term                            1,243,316        1,243,316      1,243,316
seclending               Barclays Eurodollar Term                                    1,243,316        1,243,316      1,243,316
seclending               BGI Prime Money Market Fund                                 2,710,430        2,710,430      2,710,430
seclending               BNP Paribas Eurodollar Term                                   621,658          621,658        621,658
seclending               Canadian Imperial Bank of Commerce Bank Note                2,486,633        2,486,633      2,486,633
seclending               Citigroup Eurodollar Term                                   2,486,633        2,486,633      2,486,633
seclending               Citigroup Eurodollar Overnight                              1,243,316        1,243,316      1,243,316
seclending               Citigroup Eurodollar Term                                     870,322          870,322        870,322
seclending               Credit Agricole Indosuez Eurodollar Term                    1,989,306        1,989,306      1,989,306
seclending               Dexia Group Eurodollar Term                                 1,243,316        1,243,316      1,243,316
seclending               Dreyfus Cash Management Plus Fund Money Market Fund           284,228          284,228        284,228
seclending               Fannie Mae Agency Discount Note                               621,068          621,068        621,068
seclending               Fleet National Bank Bank Note                               1,367,648        1,367,648      1,367,648
seclending               Freddie Mac Agency Discount Note                              497,327          497,327        497,327
seclending               General Electric Capital Corporation Domestic Fixed CP        621,658          621,658        621,658
seclending               General Electric Capital Corporation Domestic Fixed CP        496,094          496,094        496,094
seclending               Harris Trust & Savings Bank Eurodollar Term                   372,995          372,995        372,995
seclending               Merrill Lynch Premier Institional Fund Money Market
                         Fund                                                          942,963          942,963        942,963
seclending               Merrimac Cash Fund-Premium Class Money Market Fund          4,973,266        4,973,266      4,973,266
seclending               Morgan Stanley Dean Witter & Co Floating CP                 1,293,049        1,293,049      1,293,049
seclending               National Bank Of Commerce Bank Note                           621,658          621,658        621,658
seclending               Royal Bank of Canada Eurodollar Term                        1,243,317        1,243,317      1,243,317
seclending               Royal Bank of Canada Eurodollar Term                          372,995          372,995        372,995
seclending               Royal Bank of Scotland Eurodollar Term                        621,658          621,658        621,658
seclending               Royal Bank of Scotland Eurodollar Term                      1,243,317        1,243,317      1,243,317
seclending               The Bank of the West Eurodollar Term                          994,653          994,653        994,653
seclending               Wells Fargo Eurodollar Term                                 1,989,307        1,989,307      1,989,307
seclending               Wells Fargo Eurodollar Term                                   621,658          621,658        621,658
78442P106                SLM Corporation                                               309,670       10,173,732     11,863,458
863902102                Student Loan Corporation                                        6,780          325,906        960,048
902124106                Tyco International Ltd.                                        11,000          307,398        301,950
907818108                Union Pacific Corporation                                     222,300       12,970,084     13,100,139
92343V104                Verizon Communications, Inc.                                  436,200       16,423,564     16,462,188
254687106                Walt Disney Company (The)                                     399,240        7,562,223      9,194,497
94106L109                Waste Management, Inc.                                        487,720       13,039,527     13,851,248
949746101                Wells Fargo & Company                                         287,910       13,451,802     16,255,399
962166104                Weyerhaeuser Company                                          303,830       18,178,525     17,986,736

                                                                                                    533,648,545    626,526,106

Pro forma DLB Value Fund
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)

April 30, 2004

                                                                   MassMutual Core Value    Pro Forma Adjustments    Pro forma DLB
                                                  DLB Value FUND        Equity Fund        (references are to pro     Value Fund
                                                  April 30, 2004       April 30, 2004           forma notes)        April 30, 2004
                                                  --------------   ---------------------   ----------------------   --------------
ASSETS:
Investments:
   Investments at cost                              55,158,966           478,489,579                                  533,648,545
   Net unrealized appreciation                      11,625,799            81,251,762                                   92,877,561
                                                    ----------          ------------                                 ------------
      Total investments at value 1                  66,784,765           559,741,341                                  626,526,106
   Receivable for fund shares sold                      45,103                     0                                       45,103
   Dividends receivable                                 97,671               870,184                                      967,855
   Interest receivable                                     440                81,953                                       82,393
                                                    ----------          ------------                                 ------------
                                                    66,927,979           560,693,478                                  627,621,457
                                                    ----------          ------------                                 ------------
LIABILITIES:
   Payable for investments purchased                   307,398                     0                                      307,398
   Payable for fund shares redeemed                     45,560                     0                                       45,560
   Collateral for securities on loan                 5,303,760            41,274,506                                   46,578,266
   Accrued management fees                              29,601               364,490                                      394,091
   Accrued expenses                                     39,341               136,822              (37,352)b               138,811
                                                    ----------          ------------                                 ------------
                                                     5,725,660            41,775,818                                   47,464,126
                                                    ----------          ------------                                 ------------
NET ASSETS                                          61,202,319           518,917,660                                  580,157,331
                                                    ==========          ============                                 ============
NET ASSETS CONSIST OF:
   Paid-in capital                                  53,487,387           616,160,749                                  669,648,136

   Unrealized appreciation of investments and
      translation of assets and liabilities in
      foreign currency transactions                 11,625,799            81,251,762                                   92,877,561
   Accumulated undistributed net realized gain
      (loss) on investments and foreign
      currency transactions                         (4,139,291)         (181,645,833)                                (185,785,124)
   Accumulated undistributed net investment
      income                                           228,424             3,150,982               37,352 b             3,416,758
                                                    ----------          ------------                                 ------------
      Total                                         61,202,319           518,917,660                                  580,157,331
                                                    ==========          ============                                 ============
Net Assets                                          61,202,319                                (61,202,319)a                     0
Class A                                                                   13,430,954                2,434 b            13,433,388
Class L                                                                   48,024,200           61,202,319 a           109,173,593
                                                                                                  (52,926)b
Class Y                                                                    3,600,662                  629 b             3,601,291
Class S                                                                  453,629,098               87,266 b           453,716,364
Class N                                                                      232,746                  (51)b               232,695

SHARES OF BENEFICIAL INTEREST OUTSTANDING            4,095,862                                 (4,095,862)a                     0
Class A                                                                    2,547,587           (1,647,226)a, b            900,361
Class L                                                                    8,980,391           (5,768,462)a             7,307,470
                                                                                                4,095,862 a, b
Class Y                                                                      669,053             (428,164)a, b            240,889
Class S                                                                   83,874,656          (53,525,735)a, b         30,348,921
Class N                                                                       44,534              (28,917)a, b             15,617

NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION
   PRICE PER SHARE (NET ASSETS / SHARES OF
   BENEFICIAL INTEREST OUTSTANDING)                      14.94                                                               0.00
Class A                                                                         5.27                                        14.92
Class L                                                                         5.35                                        14.94
Class Y                                                                         5.38                                        14.95
Class S                                                                         5.41                                        14.95
Class N                                                                         5.23                                        14.90

1  Including securities on loan with market
     value of                                        5,155,253            40,054,954                                   45,210,207

Pro forma DLB Value Fund
STATEMENT OF OPERATIONS (Unaudited)
Period ended April 30, 2004

                                                                                                                    Pro forma DLB
                                                  DLB Value FUND   MassMutual Core Value   Pro Forma Adjustments     Value Fund
                                                   Period Ended      Equity Fund Period      (references are to     Period Ended
                                                  April 30, 2004    Ended April 30, 2004      pro forma notes)     April 30, 2004
                                                  --------------   ---------------------   ---------------------   --------------
NET INVESTMENT INCOME:
   Interest 2                                           3,907                  62,480                                   66,387
   Dividends 3                                        663,069               6,072,199                                6,735,268
                                                    ---------              ----------                               ----------
                                                      666,976               6,134,679                                6,801,655
                                                    ---------              ----------                               ----------
EXPENSES:
   Management fees                                    168,047               1,368,317           (46,071.00)b         1,490,293
   Trustees' fees                                       3,127                   6,932             1,377.00b             11,436
   Custodian fees                                      40,591                  39,111           (32,480.00)b            47,222
   Accounting and audit fees                           13,684                   6,680            (9,633.00)b            10,731
   Registration fees                                    7,806                      --            (7,806.00)b                --
   Legal fees                                           6,346                   3,041            (5,047.00)b             4,340
   Transfer and dividend disbursing agent fees          4,950                      --            (4,950.00)b                --
   Shareholder Reporting                                   --                  12,234             3,215.00b             15,449
   Ditribution Fees - Class N                              --                     271                24.00b                295
   Service Fees
      Class A                                              --                  17,035                (2.00)b            17,033
      Class N                                              --                     271                24.00b                295
   Administration fees
      Class A                                              --                  21,632              (117.00)b            21,515
      Class L                                              --                  79,913            71,591.00b            151,504
      Class Y                                              --                   2,989               (21.00)b             2,968
      Class S                                              --                 161,858            (7,620.00)b           154,238
      Class N                                              --                     401                43.00b                444
   Miscellaneous                                        3,179                   2,650            (3,179.00)b             2,650
                                                    ---------              ----------                               ----------
      Total Expenses                                  247,730               1,723,335                                1,930,413
   Reduction of expenses by investment manager         (3,300)                     --             3,300.00b                 --
   Fees paid indirectly                                    --                      --                                       --
                                                    ---------              ----------                               ----------
      Net expenses                                    244,430               1,723,335                                1,930,413
                                                    ---------              ----------                               ----------
      Net investment income                           422,546               4,411,344                                4,871,242
                                                    ---------              ----------                               ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS:
   Realized gain (identified cost basis)            2,474,980              20,174,088                               22,649,068
   Change in unrealized appreciation
      (depreciation)                                1,113,521              15,696,208                               16,809,729
                                                    ---------              ----------                               ----------
      Net realized and unrealized gain on
         investments                                3,588,501              35,870,296                               39,458,797
                                                    ---------              ----------                               ----------
      Net increase in net assets from
         operations                                 4,011,047              40,281,640                               44,330,039
                                                    =========              ==========                               ==========
2 Interest income includes security lending
   income of:                                           2,143                  20,972                                   23,115
3 Dividend income is net of withholding taxes
   of:                                                  6,146                  19,455                                   25,601

Pro forma DLB Value Fund
STATEMENT OF OPERATIONS (Unaudited)
Year Ended October 31, 2003

                                                                      MassMutual Core                              Pro forma DLB
                                                   DLB Value FUND    Value Equity Fund   ProForma Adjustments      Value Fund
                                                     Year Ended          Year Ended        (references are to       Year Ended
                                                  October 31, 2003    October 31, 2003      pro forma notes)     October 31, 2003
                                                  ----------------  ------------------   ---------------------   ----------------
NET INVESTMENT INCOME:
   Interest 2                                            19,916               70,781                                    90,697
   Dividends                                          1,396,817           13,629,744                                15,026,561
                                                     ----------          -----------                               -----------
                                                      1,416,733           13,700,525                                15,117,258
                                                     ----------          -----------                               -----------
EXPENSES:
   Management fees                                      349,594            3,190,672          (57,086.00)            3,483,200
   Trustees' fees                                         5,564               13,589            4,953.00                24,106
   Custodian fees                                        51,560               77,017          (22,773.00)              105,804
   Accounting and audit fees                             26,577              (14,902)           8,310.00                19,985
   Registration fees                                     16,027                   --          (16,027.00)                   --
   Legal fees                                            10,578                5,187             (409.00)               15,356
   Transfer and dividend disbursing agent fees            8,224                   --           (8,224.00)                   --
   Shareholder Reporting                                     --               23,753            7,284.00                31,037
   Ditribution Fees - Class N                                --                  155               28.00                   183
   Service Fees
      Class A                                                --               30,702             (249.00)               30,453
      Class N                                                --                  156               27.00                   183
   Administration fees                                   50,007                               (50,007.00)                   --
      Class A                                                --               38,993             (525.00)               38,468
      Class L                                                --              157,504          153,450.00               310,954
      Class Y                                                --                8,183             (161.00)                8,022
      Class S                                                --              385,628          (12,673.00)              372,955
      Class N                                                --                  228               47.00                   275
   Miscellaneous                                          6,153                4,930           (6,153.00)                4,930
                                                     ----------          -----------                               -----------
         Total Expenses                                 524,284            3,921,815                                 4,445,911
   Reduction of expenses by investment manager          (15,786)                  --           15,786.00                    --
   Fees paid indirectly                                      --                   --                                        --
                                                     ----------          -----------                               -----------
      Net expenses                                      508,498            3,921,815                                 4,445,911
                                                     ----------          -----------                               -----------
         Net investment loss                            908,235            9,778,710                                10,671,347
                                                     ----------          -----------                               -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS:

      Realized loss (identified cost basis)          (2,545,358)         (67,185,489)                              (69,730,847)
      Change in unrealized appreciation
         (depreciation)                              11,999,169          176,588,560                               188,587,729
                                                     ----------          -----------                               -----------
         Net realized and unrealized gain on
            investments                               9,453,811          109,403,071                               118,856,882
                                                     ----------          -----------                               -----------
         Net increase in net assets from
            operations                               10,362,046          119,181,781                               129,528,229
                                                     ==========          ===========                               ===========
2 Interest income includes security lending
   income of:                                             3,882               35,976                                    39,858
3 Dividend income is net of withholding taxes
   of:                                                   20,666              235,021                                   255,687

II. ADDITIONAL INFORMATION ABOUT THE MMIF FUNDS.

     Incorporated by reference to Post-Effective Amendment No. 27 to the MMIF Funds' Registration Statement on Form N-1A (filed on April 30, 2004) (Registration Nos. 033-73824 and 811-8274).

     III. ADDITIONAL INFORMATION ABOUT THE DLB FUNDS.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
GENERAL INFORMATION                                                         B-6
ADDITIONAL INVESTMENT POLICIES                                              B-6
INVESTMENT RESTRICTIONS OF THE FUNDS                                        B-21
MANAGEMENT OF THE TRUST                                                     B-24
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES                         B-27
INVESTMENT ADVISER AND SUB-ADVISER                                          B-27
ADMINISTRATOR AND SUB-ADMINISTRATOR                                         B-29
THE DISTRIBUTOR                                                             B-30
CLASS A AND CLASS N DISTRIBUTION AND SERVICE PLANS                          B-30
CUSTODIAN, DIVIDEND DISBURSING AGENT AND TRANSFER AGENT                     B-31
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                               B-31
CODES OF ETHICS                                                             B-31
PORTFOLIO TRANSACTIONS AND BROKERAGE                                        B-31
SHAREHOLDER INVESTMENT ACCOUNT                                              B-33
DESCRIPTION OF SHARES                                                       B-33
REDEMPTION OF SHARES                                                        B-34
VALUATION OF PORTFOLIO SECURITIES                                           B-34
TAXATION                                                                    B-35
EXPERTS                                                                     B-37
APPENDIX A--DESCRIPTION OF SECURITIES RATINGS                               B-38
APPENDIX B--PROXY VOTING POLICIES                                           B-40

                               GENERAL INFORMATION

     The DLB Fund Group (the "Trust") is a professionally managed, open-end investment company. This SAI describes the following three separate series of the Trust: DLB Value Fund ("Value Fund"), DLB Small Company Opportunities Fund ("Small Company Opportunities Fund') and DLB Fixed Income Fund ("Fixed Income Fund") (each individually referred to as a "Fund" or collectively as the "Funds"). Currently, the Trustees have authorized a total of sixteen separate series. Additional series may be created by the Trustees from time-to-time.

     The Trust is organized under the laws of The Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated August 1, 1994, as amended from time to time (the "Declaration of Trust"). The investment adviser for the Fund is Massachusetts Mutual Life Insurance Company ("MassMutual" or the "Adviser"). The investment sub-adviser for the Fund is Babson Capital Management LLC (formerly, David L. Babson & Company Inc.) ("Babson"), located at One Memorial Drive, Cambridge, Massachusetts 02142 and 1500 Main Street, Springfield, Massachusetts 01115.

     Certain arrangements described herein, including without limitation, investment advisory arrangements, distribution arrangements, shareholder servicing arrangements and the establishment of multiple classes, are not currently in effect for the Trust, but rather are expected to become effective shortly prior to the consummation of the proposed mergers described in the Prospectus/Information Statement. Additionally, certain changes to the investment objective, strategies, policies and restrictions with respect to the DLB Fixed Income Fund have not yet taken effect, but are expected to take effect at the time the proposed mergers are consummated.

                         ADDITIONAL INVESTMENT POLICIES

     Each Fund has a distinct investment objective which it pursues through separate investment policies, as described in the Prospectus and below. The fundamental investment policies and fundamental investment restrictions of a Fund may not be changed without the vote of a majority of that Fund's outstanding shares (which, under the Investment Company Act of 1940, as amended (the "1940 Act") and the rules thereunder and as used in this Statement of Additional Information and in the Prospectus, means the lesser of (l) 67% of the shares of that Fund present at a meeting if the holders of more than 50% of the outstanding shares of that Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of that Fund). The Board of Trustees of the Trust may adopt new or amend or delete existing non-fundamental investment policies and restrictions without shareholder approval. There is no guarantee that any Fund will achieve its investment objective.

     The following discussion elaborates on the presentation of each Fund's investment policies contained in the Prospectus. Investment policies and restrictions described below are non-fundamental, unless otherwise noted. For a description of the ratings of corporate debt securities and money market instruments in which the various Funds may invest, reference should be made to the Appendix.

Inflation-Indexed Bonds

     Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index accruals as part of a semiannual coupon.

     Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months were 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole years' inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi- annual interest payment would be $15.45 ($1,030 times 1.5%).

     If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward (but not below the original principal value in the case of U.S. Treasury inflation-indexed bonds), and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Funds may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

     The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

     While the values of these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

     The periodic adjustment of U.S. Treasury inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

     Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Fixed Income Securities

     Certain of the debt securities in which the Funds may invest may not offer as high a yield as may be achieved from lower quality instruments having less safety. If a Fund disposes of an obligation prior to maturity, it may realize a loss or a gain. An increase in interest rates will generally reduce the value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments. In addition, investments are subject to the ability of the issuer to make payment at maturity.

     Although the Funds may invest in investment grade securities, the may also invest in debt securities that are rated below investment grade or, if unrated, are considered by the Adviser or Babson to be of comparable quality. Lower-grade debt securities, which also are known as "junk bonds", may be subject to greater market fluctuations and greater risks of loss of income and principal than investment-grade securities. Securities that are (or have fallen) below investment grade are exposed to a greater risk that the issuers of those securities might not meet their debt obligations. These risks can reduce a Fund's share prices and the income it earns.

     As discussed, a decline in prevailing levels of interest rates generally increases the value of debt securities in a Fund's portfolio, while an increase in rates usually reduces the value of those securities. As a result, to the extent that a Fund invests in debt securities, interest rate fluctuations will affect its net asset value, but not the income it receives from its debt securities. In addition, if the debt securities contain call, prepayment or redemption provisions, during a period of declining interest rates, those securities are likely to be redeemed, and a Fund would probably be unable to replace them with securities having as great a yield.

     Investment in medium- or lower-grade debt securities involves greater investment risk, including the possibility of issuer default or bankruptcy. An economic downturn could severely disrupt this market and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. In addition, lower-quality bonds are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments. During a period of adverse economic changes, including a period of rising interest rates, issuers of such bonds may experience difficulty in servicing their principal and interest payment obligations. Furthermore, medium- and lower-grade debt securities tend to be less marketable than higher-quality debt securities because the market for them is less broad. The market for unrated debt securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and a Fund may have greater difficulty selling its portfolio securities. The market value of these securities and their liquidity may be affected by adverse publicity and investor perceptions.

Common and Preferred Stocks

     Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis. Profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company's stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. While most preferred stocks pay a dividend, preferred stocks may be purchased where the issuer has omitted, or is in the danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation.

Warrants and Rights

     A warrant typically gives the holder the right to purchase underlying stock at a specified price for a designated period of time. Warrants may be relatively volatile investments. The holder of a warrant takes the risk that the market price of the underlying stock may never equal or exceed the exercise price of the warrant. A warrant will expire without value if it is not exercised or sold during its exercise period. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Warrants and rights have no voting rights, receive no dividends, and have no rights to the assets of the issuer.

Real Estate Investment Trusts

     Real estate investment trusts ("REITs") that may be purchased by a Fund include equity REITs, which own real estate directly, mortgage REITs, which make construction, development or long-term mortgage loans, and hybrid REITs, which share characteristics of equity REITs and mortgage REITs. Equity REITs will be affected by, among other things, changes in the value of the underlying property owned by the REITs, while mortgage REITs will be affected by, among other things, the value of the properties to which they have extended credit.

     Factors affecting the performance of real estate may include excess supply of real property in certain markets, changes in zoning laws, completion of construction, changes in real estate value and property taxes, sufficient level of occupancy, adequate rent to cover operating expenses, and local and regional markets for competing assets. The performance of real estate may also be affected by changes in interest rates, prudent management of insurance risks and social and economic trends. In addition, REITs are dependent upon the skill of each REIT's management.

     A Fund could, under certain circumstances, own real estate directly as a result of a default on debt securities it owns or from an in-kind distribution of real estate from a REIT. Risks associated with such ownership could include potential liabilities under environmental laws and the costs of other regulatory compliance. If a Fund has rental income or income from the direct disposition of real property, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company and thus its ability to avoid taxation on its income and gains distributed to its shareholders. REITs are also subject to substantial cash flow dependency, defaults by borrowers, self-liquidation and the risk of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986 and the regulations thereunder (the "Code"), and/or to maintain exempt status under the 1940 Act. If a Fund invests in REITs, investors would bear not only a proportionate share of the expenses of that Fund, but also, indirectly, expenses of the REITs.

Convertible Securities

     The Funds may invest in debt or preferred equity securities convertible into, or exchangeable for, equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed which combine higher or lower current income with options and other features.

Repurchase and Reverse Repurchase Agreements

     In a repurchase agreement transaction, a Fund acquires a security from, and simultaneously resells it to, an approved vendor (a U.S. commercial bank or the U.S. branch of a foreign bank, or a broker-dealer which has been designated a primary dealer in government securities and which must meet the credit requirements, if any, set by the Trust's Board of Trustees from time to time) for delivery on an agreed-upon future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. The majority of these agreements run from day to day, and delivery pursuant to the resale agreement typically will occur within one to five days of the purchase. Repurchase agreements are considered "loans" under the 1940 Act, collateralized by the underlying security. A Fund's repurchase agreements require that at all times while the repurchase agreement is in effect, the value of the collateral must equal or exceed the repurchase price to fully collateralize the loan. Additionally, the Adviser or Babson will impose creditworthiness requirements to confirm that the vendor is financially sound and will continuously monitor the collateral's value. However, if the seller defaults, a Fund could realize a loss on the sale of the underlying security. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, a Fund may incur delays and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying securities to the seller's bankruptcy estate.

     A reverse repurchase agreement is a contract pursuant to which a Fund agrees to sell a security and simultaneously agrees to repurchase it at an agreed-upon price at a stated time. If a Fund engages in reverse repurchase agreements, it will maintain a segregated account with its custodian containing cash or liquid securities, having a current market value at all times in an amount sufficient to repurchase securities pursuant to outstanding reverse repurchase agreements.

Dollar Roll Transactions

     To take advantage of attractive financing opportunities in the mortgage market and to enhance current income, each of the Funds may engage in dollar roll transactions. A dollar roll transaction involves a sale by a Fund of a Government National Mortgage Association ("GNMA") Certificate or other mortgage-backed securities to a financial institution, such as a bank or broker-dealer, concurrently with an agreement by the Fund to repurchase a similar security from the institution at a later date at an agreed upon price. The securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. During the period between the sale and repurchase, a Fund will not be entitled to receive the interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional instruments for the Fund. A Fund is compensated for agreeing to repurchase the security by the difference between the current sales price and the price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls may be renewed over a period of several months with a different repurchaser or repurchase price and a cash settlement made at each renewal without physical delivery of securities. Moreover, a Fund may enter into a dollar roll transaction involving a security not then in the Fund's portfolio.

     A Fund will segregate cash or other liquid securities in an amount sufficient to meet its obligations under dollar roll transactions or otherwise cover its obligations as permitted by applicable law. Dollar roll transactions involve potential risks of loss which are different from those related to the securities underlying the transaction. For example, if the counterparty were to become insolvent, the Fund's right to purchase from the counterparty may be restricted. Additionally, the market value of the securities sold by the Fund may decline below the repurchase price of those securities to be purchased.

Cash and Short-Term Debt Securities

     Money Market Instruments Generally. The Funds may invest in money market securities. Money market securities are high-quality, short-term debt instruments that may be issued by the U.S. Government, corporations, banks or other entities. They may have fixed, variable or floating interest rates. Some money market securities in which the Funds may invest are described below.

     Bank Obligations. The Funds may invest in bank obligations, including certificates of deposit, time deposits, banker's acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions.

     Certificates of deposit ("CD's") are negotiable certificates evidencing the obligations of a bank to repay funds deposited with it for a specified period of time. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the Funds will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating- or variable-interest rates.

     The Funds may invest in certificates of deposit and bankers' acceptances of U.S. banks and savings and loan associations, London branches of U.S. banks and U.S. branches of foreign banks. Obligations of foreign banks and of foreign branches of U.S. banks may be affected by foreign governmental action, including imposition of currency controls, interest limitations, withholding taxes, seizure of assets or the declaration of a moratorium or restriction on payments of principal or interest. Foreign banks and foreign branches of U.S. banks may provide less public information than, and may not be subject to the same accounting, auditing and financial recordkeeping standards as, domestic banks.

     Cash, Short-Term Instruments and Temporary Investments. The Funds may hold cash or cash equivalents or invest in high quality money market instruments on an ongoing basis, among other reasons, to provide for expenses, to provide liquidity when there is an unexpected level of shareholder purchases or redemptions and so that an orderly investment program may be carried out in accordance with a Fund's investment policies. In addition, in adverse market conditions, the Funds may also invest in these short term instruments for temporary, defensive purposes. The instruments in which the Funds may invest include, without limitation: (i) short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises); (ii) CDs, bankers' acceptances, fixed time deposits and other obligations of domestic banks (including foreign branches);
(iii) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than one year;
(iv) repurchase agreements; and (v) short-term obligations of foreign banks (including U.S. branches).

     Commercial Paper and Short-Term Corporate Debt Instruments. The Funds may invest in commercial paper (including variable amount master demand notes) consisting of short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Babson monitors on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand. The Funds also may invest in non-convertible corporate debt securities (e.g., bonds and debentures) with not more than one year remaining to maturity at the date of settlement.

     Letters of Credit. Certain of the debt obligations (including municipal securities, certificates of participation, commercial paper and other short-term obligations) which the Funds may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer.

Zero-Coupon, Step Coupon and Pay-In-Kind Securities

     Other debt securities in which the Funds may invest include zero coupon, step coupon and pay-in-kind instruments. Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issue. Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

     Current federal income tax law requires holders of zero coupon and step coupon securities to report the portion of the original issue discount on such securities that accrues during a given year as interest income, even though holders receive no cash payments of interest during the year. In order to qualify as a regulated investment company under the Code, a Fund must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds. Because a Fund will not receive cash payments on a current basis in respect of accrued original issue discount on zero coupon or step coupon bonds during the period before interest payments begin, in some years that Fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. A Fund might obtain such cash from selling other portfolio holdings which might cause a Fund to incur capital gains or losses on the sale. Additionally, these actions are likely to reduce the assets to which Fund expenses could be allocated and to reduce the rate of return for a Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for a Fund to sell the securities at the time.

     Generally, the market prices of zero coupon, step coupon and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities.

Pass-Through Securities

     The Funds may invest in various types of pass-through securities, such as mortgage-backed securities, asset-backed securities and participation interests. A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser of a pass-through security receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary which are passed through to purchasers, such as the Funds. The most common type of pass-through securities are mortgage-backed securities. GNMA Certificates are mortgage-backed securities that evidence an undivided interest in a pool of mortgage loans. GNMA Certificates differ from bonds in that principal is paid back monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. The Funds may purchase modified pass-through GNMA Certificates, which entitle the holder to receive a share of all interest and principal payments paid and owned on the mortgage pool, net of fees paid to the issuer and GNMA, regardless of whether or not the mortgagor actually makes the payment. GNMA Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government.

     The Federal Home Loan Mortgage Corporation ("FHLMC") issues two types of mortgage pass-through securities: mortgage participation certificates and guaranteed mortgage certificates. Participation certificates resemble GNMA Certificates in that the participation certificates represent a pro rata share of all interest and principal payments made and owned on the underlying pool. FHLMC guarantees timely payments of interest on the participation certificates and the full return of principal. Guaranteed mortgage certificates also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. This type of security is guaranteed by FHLMC as to timely payment of principal and interest but is not backed by the full faith and credit of the U.S. Government.

     The Federal National Mortgage Association ("FNMA") issues guaranteed mortgage pass-through certificates. FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owned on the underlying pool. This type of security is guaranteed by the FNMA as to timely payment of principal and interest but is not backed by the full faith and credit of the U.S. Government.

     Except for guaranteed mortgage certificates, each of the mortgage-backed securities described above is characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the securities holders, such as the Funds, like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the security holders frequently receive prepayments of principal in addition to the principal that is part of the regular monthly payments. If applicable, a portfolio manager will consider estimated prepayment rates in calculation of the average weighted maturity of a Fund which owns these securities. A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. This means that in times of declining interest rates, higher yielding mortgage-backed securities held by a Fund might be converted to cash and the Fund will be forced to accept lower interest rates when that cash is used to purchase additional securities in the mortgage-backed securities sector or in other investment sectors. Additionally, prepayments during such periods will limit a Fund's ability to participate in as large a market gain as may be experienced with a comparable security not subject to prepayment.

     Asset-backed securities represent interests in pools of consumer loans and are backed by paper or accounts receivables originated by banks, credit card companies or other providers of credit. Generally, the originating bank or credit provider is neither the obligor nor the guarantor of the security, and interest and principal payments ultimately depend upon payment of the underlying loans by individuals.

Other Income-Producing Securities

     Other types of income-producing securities the Funds may purchase, include, but are not limited to, the following:

..    Variable and floating rate obligations. These types of securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate. The floating rate tends to decrease the security's price sensitivity to changes in interest rates. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.

     In order to use these investments most effectively, Babson must correctly assess probable movements in interest rates. This involves different skills than those used to select most portfolio securities. If Babson incorrectly forecasts such movements, a Fund could be adversely affected by the use of variable or floating rate obligations.

..    Standby commitments. These instruments, which are similar to a put, give a
     Fund the option to obligate a broker, dealer or bank to repurchase a security held by the Fund at a specified price.

..    Tender option bonds. Tender option bonds are relatively long-term bonds that are coupled with the agreement of a third party, such as a broker, dealer or bank, to grant the holders of such securities the option to tender the securities to the institution at periodic intervals.

..    Inverse floaters. These are debt instruments whose interest bears an inverse relationship to the interest rate on another security. Similar to variable and floating rate obligations, effective use of inverse floaters requires skills different from those needed to select most portfolio securities. If movements in interest rates are incorrectly anticipated, a Fund could lose money or the net asset value of its shares could decline by the use of inverse floaters.

..    Strip bonds. Strip bonds are debt securities that are stripped of their interest, usually by a financial intermediary, after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturities.

     Standby commitments, tender option bonds and instruments with demand features are primarily used by the Funds for the purpose of increasing the liquidity of a Fund's portfolio.

Securities Lending

     Each Fund may seek additional income by making loans of portfolio securities of not more than 33% of its total assets taken at current market value, although this amount may change if applicable regulatory requirements change. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Under applicable regulatory requirements and securities lending agreements (which are subject to change), the loan collateral must, on each business day, be at least equal to the value of the loaned securities and must consist of cash (which may be invested by the Fund in any investment not otherwise prohibited by the Prospectus or this SAI), bank letters of credit or securities of the U.S. Government (or its agencies or instrumentalities), or other cash equivalents in which the Funds are permitted to invest. The borrower pays to the lending Fund an amount equal to any dividends or interest received on the securities lent. The Funds may invest the cash collateral received or may receive a fee from the borrower. All investments of cash collateral by a Fund are for the account and risk of that Fund. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, each Fund retains the right to call the loans at any time on reasonable notice. The Funds may also call such loans in order to sell the securities involved. The Funds pays various fees in connection with such loans, including shipping fees and reasonable custodian, securities lending agent and placement fees. The terms of a Fund's loans must also meet certain tests under the Code and must permit the Fund to reacquire loaned securities on five business days' notice or in time to vote on any important matter.

Hedging Instruments And Derivatives

     Subject to the Fundamental Investment Restrictions described below under "Investment Restrictions of the Fund - Fundamental Investment Restrictions of the Funds" each Fund currently may use the hedging instruments and derivatives discussed below. In the future, each Fund may employ hedging instruments and strategies that are not currently contemplated but which may be developed, to the extent such investment methods are consistent with a Fund's investment objective and are legally permissible.

     (1) Forward Contracts--Each Fund may purchase or sell securities on a forward commitment basis ("forward contracts"). When such transactions are negotiated, the price is fixed at the time of commitment, but delivery and payment for the securities can take place a month or more after the commitment date. The securities so purchased or sold are subject to market fluctuations and no interest accrues to the purchaser during this period. At the time of delivery the securities may be worth more or less than the purchase or sale price. While a Fund also may enter into forward contracts with the initial intention of acquiring securities for its portfolio, it may dispose of a commitment prior to settlement if Babson deems it appropriate to do so. The Funds may realize short-term gains or losses upon the sale of forward contracts. If a Fund enters into a forward contract, it will establish a segregated account with its custodian consisting of cash or liquid securities, having a current market value equal to or greater than the aggregate amount of that Fund's commitment under forward contracts (that is, the purchase price of the underlying security on the delivery date). As one of several alternatives to maintaining all or part of the segregated account, a Fund could buy call or put options to "cover" the forward contracts.

     (2) Currency Transactions--Each Fund may engage in currency transactions with counterparties in order to convert foreign denominated securities or obligations (or obligations exposed to foreign currency fluctuation) to U.S. dollar-denominated investments. The Funds may also engage in currency transactions to, among other reasons, hedge the value of portfolio holdings denominated in or exposed to particular currencies against fluctuations in relative value.

     Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap.

     The Funds are most likely to deal in forward currency contracts and other currency transactions such as futures, options, options on futures, and swaps, and may do so for several reasons, including hedging. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency. For example, if the Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in or exposed to such foreign currency. The Funds may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.

     To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Funds may also engage in proxy hedging. Proxy hedging is often used when the currency to which a Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in

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value are generally considered to be linked to a currency or currencies in which some or all of a Fund's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. For example, if the Adviser or Babson considers that the Austrian schilling is linked to the British pound, a Fund holds securities denominated in schillings and the Adviser or Babson believes that the value of schillings will decline against the U.S. dollar, the Adviser or Babson may enter into a contract to sell British pounds and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present during the particular time that a Fund is engaging in proxy hedging.

     (3) Risks Regarding Hedging Instruments and Derivatives--Some of the general risks associated with hedging and the use of derivatives include: (a) the possible absence of a liquid secondary market for any particular hedging instrument at any time; (b) these instruments can be highly volatile; and (c) the possible need to defer closing out certain positions to avoid adverse tax consequences. More specific risks are set forth below.

          (i) Forward Contracts: Forward contracts involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of a Fund's other assets.

          (ii) Currency Transactions: Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Derivatives

     (1) Options and Futures Transactions. The Funds may enter into options and futures transactions transactions and may, without limitation, (a) purchase and sell exchange traded and over-the-counter (OTC) put and call options on equity securities, equity indexes, fixed income securities or indexes of interest rates (i.e. Eurodollar options), (b) purchase and sell futures contracts on fixed income securities or indexes of interest rates, equity or fixed income securities, and (c) purchase and sell put and call options on futures contracts on fixed income securities or indexes of interest rates, equity or fixed income securities. Each of these instruments is a derivative instrument as its value derives from the underlying asset or index.

     The Funds may utilize options and futures contracts for various reasons, including to manage exposure to changing interest rates and/or security prices. Some options and futures strategies, including selling futures contracts and buying puts, tend to hedge a Fund's investments against price fluctuations. Other strategies, including buying futures contracts, writing puts and calls, and buying calls, tend to increase market exposure. Options and futures contracts may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of a Fund's overall strategy in a manner deemed appropriate to Babson and consistent with that Fund's objective and policies. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

     The use of options and futures contracts is a highly specialized activity which involves investment strategies and risks different from those associated with ordinary portfolio securities transactions, and there can be no guarantee that their use will increase a Fund's return. While the use of these instruments by a Fund may reduce certain risks associated with owning its portfolio securities, these techniques themselves entail certain other risks. If Babson applies a strategy at an inappropriate time or judges market conditions or trends incorrectly, options and futures strategies may lower a Fund's return. Certain strategies limit a Fund's possibilities to realize gains as well as limiting its exposure to losses. A Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. In addition, a Fund will incur transaction costs, including trading commissions and option premiums, in connection with its futures and options transactions, and these transactions could significantly increase a Fund's turnover rate.

     (2) Purchasing Put and Call Options. The Funds may purchase put and call options. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the instrument underlying the option at a fixed strike price. In return for this right, a Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indexes of securities, indexes of securities prices, indexes of interest rates and futures contracts. A Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. A Fund may also close out a put option position by entering into an offsetting transaction, if a liquid market exists. If the option is allowed to expire, a Fund will lose the entire premium it paid. If a Fund exercises a put option on a security, it will sell the instrument underlying the option at the strike price. If a Fund exercises an option on an index, settlement is in cash and does not involve the actual sale of securities. If an option is American style, it may be exercised on any day up to its expiration date. A European style option may be exercised only on its expiration date.

     The buyer of a typical put option can expect to realize a gain if the price of the underlying instrument falls substantially. However, if the price of the instrument underlying the option does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

     The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the instrument underlying the option at the option's strike price. A call buyer typically attempts to participate in potential price increases of the instrument underlying the option with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

     (3) Selling (Writing) Put and Call Options. The Funds may also "write" put and call options. When a Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, a Fund assumes the obligation to pay the strike price for the instrument underlying the option if the other party to the option chooses to exercise it. A Fund may seek to terminate its position in a put option it writes before exercise by purchasing an offsetting option in the market at its current price. If the market is not liquid for a put option a Fund has written, however, a Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and, if applicable, must continue to post margin as discussed below.

     If the price of the underlying instrument rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing and holding the underlying instrument directly, however, because the premium received for writing the option should offset a portion of the decline.

     Writing a call option obligates a Fund to sell or deliver the option's underlying instrument in return for the strike price upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium a call writer offsets part of the effect of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

     The writer of an exchange traded put or call option on a security, an index of securities or a futures contract is required to deposit cash or securities or a letter of credit as margin and to make mark to market payments of variation margin as the position becomes unprofitable.

     (4) Options on Indexes. The Funds may also purchase options on indexes. Options on securities indexes are similar to options on securities, except that the exercise of securities index options is settled by cash payment and does not involve the actual purchase or sale of securities. In addition, these options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. A Fund, in purchasing or selling index options, is subject to the risk that the value of its portfolio securities may not change as much as an index because that Fund's investments generally will not match the composition of an index.

     For a number of reasons, a liquid market may not exist and thus a Fund may not be able to close out an option position that it has previously entered into. When a Fund purchases an OTC option, it will be relying on its counterparty to perform its obligations, and a Fund may incur additional losses if the counterparty is unable to perform.

     (5) Exchange Traded and OTC Options. All options purchased or sold by the Funds will be traded on a securities exchange or will be purchased or sold by securities dealers or other parties (OTC options) that meet creditworthiness standards, if any, approved by the Trust's Board of Trustees. While exchange-traded options are obligations of the Options Clearing Corporation, in the case of OTC options, a Fund relies on the dealer from which it purchased the option to perform if the option is exercised. Thus, when a Fund purchases an OTC option, it relies on the dealer from which it purchased the option to make or take delivery of the underlying securities. Failure by the dealer to do so would result in the loss of the premium paid by a Fund as well as loss of the expected benefit of the transaction. In addition, OTC options are considered illiquid by the Securities and Exchange Commission ("SEC").

     (6) Futures Contracts and Options on Futures Contracts. The Funds may purchase or sell (write) futures contracts and purchase or sell put and call options on futures contracts. Futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index. Currently, futures contracts are available on, among other things, various types of fixed income securities including, but not limited to, U.S. Treasury bonds, notes and bills, Eurodollar certificates of deposit and on indexes of fixed income securities and indexes of equity securities.

     The Funds may use futures contracts as a hedge against the effects of interest rate changes or changes in the market value of stocks comprising the index in which the Funds invests. In managing cash flows, the Funds may use futures contracts as a substitute for holding the designated securities underlying the futures contract. The Funds may also use futures contracts as a substitute for a comparable market position in the underlying securities or for any other purpose permitted by its investment policies and by applicable law.

     Transactions by the Funds in futures contracts involve certain risks. One risk in employing futures contracts as a hedge against cash market price volatility is the possibility that futures prices will correlate imperfectly with the behavior of the prices of the securities in a Fund's investment portfolio. Similarly, in employing futures contracts as a substitute for purchasing the designated underlying securities, there is a risk that the performance of the futures contract may correlate imperfectly with the performance of the direct investments for which the futures contract is a substitute. Also, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Fund to substantial losses. If it is not possible, or if a Fund determines not to close a futures position in anticipation of adverse price movements, that Fund will be required to make daily cash payments on variation margin.

     Unlike a futures contract, which requires the parties to buy and sell a security or make a cash settlement payment based on changes in a financial instrument or securities index on an agreed date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to exercise its option, the holder may close out the option position by entering into an offsetting transaction or may decide to let the option expire and forfeit the premium thereon. The purchaser of an option on a futures contract pays a premium for the option but makes no initial margin payments or daily payments of cash in the nature of "variation" margin payments to reflect the change in the value of the underlying contract as does a purchaser or seller of a futures contract.

     The seller of an option on a futures contract receives the premium paid by the purchaser and may be required to pay initial margin. Amounts equal to the initial margin and any additional collateral required on any options on futures contracts sold by a Fund are paid by that Fund into a segregated account, in the name of the futures commission merchant, as required by the 1940 Act and the SEC interpretations thereunder. The use of futures or options on futures for purposes other than hedging may be regarded as speculative. Certain regulatory requirements may also limit a Fund's ability to engage in futures and related options transactions.

     Stock Index Futures and Options on Stock Index Futures. The Funds may invest in stock index futures contracts and options on stock index futures contracts. A stock index future obligates the seller to deliver (and the purchaser to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. There can be no assurance that a liquid market will exist at the time when a Fund seeks to close out a futures contract or a futures option position. Lack of a liquid market may prevent liquidation of an unfavorable position.

     Future Developments. The Funds may take advantage of opportunities in the area of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by the Funds or which are not currently available but which may be developed, to the extent such opportunities are both consistent with a Fund's investment objective and legally permissible for a Fund.

     (7) Combined Positions. The Funds are permitted to purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

     (8) Risks Regarding Options and FuturesTransactions. Some of the general risks associated with the use of options and futures include:

          (a) Correlation of Price Changes. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match a Fund's current or anticipated investments exactly (to the extent options and futures contracts are used for such purpose). The Funds may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of a Fund's other investments.

          Options and futures contracts prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a Fund's investments well. Options and futures contracts prices are affected by such factors as current and anticipated short term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Fund's options and futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

          (b) Liquidity of Options and Futures Contracts. There is no assurance a liquid market will exist for any particular option or futures contract at any particular time even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract's price moves up or down more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and could potentially require a Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a Fund's access to other assets held to cover its options or futures positions could also be impaired. (See "Exchange Traded and OTC Options" above for a discussion of the liquidity of options not traded on an exchange.)

          (c) Position Limits. Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, the Funds or Babson may be required to reduce the size of their futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.

          (d) Asset Coverage for Futures Contracts and Options Positions. The Funds will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in the amount prescribed. Assets set aside for such purpose cannot be sold while the futures or options strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or a Fund's ability to meet redemption requests or other current obligations.

          (e) Status Under the Commodity Exchange Act. The Funds are operated by a person who has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act ("CEA"), and therefore, such person is not subject to registration or regulation as a pool operator under the CEA.

     (9) Swaps and Related Swap Products: The Funds may engage in swap transactions, including, but not limited to, interest rate, currency, credit default, indices, basket, specific security and commodity swaps, interest rate caps, floors and collars and options on swaps (collectively defined as "swap transactions").

     Each Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining that return or spread through purchases and/or sales of instruments in cash markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

     Swap agreements are two-party contracts entered into primarily by institutional counterparties for periods ranging from a few weeks to several years. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) that would be earned or realized on specified notional investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated by reference to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or commodity, or in a "basket" of securities representing a particular index. The purchaser of an interest rate cap or floor, upon payment of a fee, has the right to receive payments (and the seller of the cap is obligated to make payments) to the extent a specified interest rate exceeds (in the case of a cap) or is less than (in the case of a floor) a specified level over a specified period of time or at specified dates. The purchaser of an interest rate collar, upon payment of a fee, has the right to receive payments (and the seller of the collar is obligated to make payments) to the extent that a specified interest rate falls outside an agreed upon range over a specified period of time or at specified dates. The purchaser of an option on an interest rate swap, upon payment of a fee (either at the time of purchase or in the form of higher payments or lower receipts within an interest rate swap transaction) has the right, but not the obligation, to initiate a new swap transaction of a pre-specified notional amount with pre-specified terms with the seller of the option as the counterparty.

     The "notional amount" of a swap transaction is the agreed upon basis for calculating the payments that the parties have agreed to exchange. For example, one swap counterparty may agree to pay a floating rate of interest (e.g., 3 month LIBOR) calculated based on a $10 million notional amount on a quarterly basis in exchange for receipt of payments calculated based on the same notional amount and a fixed rate of interest on a semi-annual basis. In the event a Fund is obligated to make payments more frequently than it receives payments from the other party, it will incur incremental credit exposure to that swap counterparty. This risk may be mitigated somewhat by the use of swap agreements which call for a net payment to be made by the party with the larger payment obligation when the obligations of the parties fall due on the same date. Under most swap agreements entered into by a Fund, payments by the parties will be exchanged on a "net basis", and a Fund will receive or pay, as the case may be, only the net amount of the two payments.

     The amount of a Fund's potential gain or loss on any swap transaction is not subject to any fixed limit. Nor is there any fixed limit on a Fund's potential loss if it sells a cap or collar. If the Fund buys a cap, floor or collar, however, the Fund's potential loss is limited to the amount of the fee that it has paid. When measured against the initial amount of cash required to initiate the transaction, which is typically zero in the case of most conventional swap transactions, swaps, caps, floors and collars tend to be more volatile than many other types of instruments.

     The use of swap transactions, caps, floors and collars involves investment techniques and risks which are different from those associated with portfolio security transactions. If Babson is incorrect in its forecasts of market values, interest rates, and other applicable factors, the investment performance of a Fund will be less favorable than if these techniques had not been used. These instruments are typically not traded on exchanges. Accordingly, there is a risk that the other party to certain of these instruments will not perform its obligations to a Fund or that a Fund may be unable to enter into offsetting positions to terminate its exposure or liquidate its position under certain of these instruments when it wishes to do so. Such occurrences could result in losses to a Fund.

     Babson will, however, consider such risks and will enter into swap and other derivatives transactions only when it believes that the risks are not unreasonable.

     Each Fund will maintain cash or liquid assets in an amount sufficient at all times to cover its current obligations under its swap transactions, caps, floors and collars. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of a Fund's accrued obligations under the swap agreement over the accrued amount a Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, or sells a cap, floor or collar, it will segregate assets with a daily value at least equal to the full amount of a Fund's accrued obligations under the agreement. In addition to those techniques mentioned above, a Fund may cover its obligations under a swap agreement by using any other technique permitted by applicable law.

     The Funds will not enter into any swap transaction, cap, floor, or collar, unless the counterparty to the transaction is deemed creditworthy by the Adviser and/or Babson. If a counterparty defaults, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the markets for certain types of swaps (e.g., interest rate swaps) have become relatively liquid. The markets for some types of caps, floors and collars are less liquid.

     During the term of a swap, cap, floor or collar, changes in the value of the instrument are recognized as unrealized gains or losses by marking to market to reflect the market value of the instrument. When the instrument is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund's basis in the contract.

     The federal income tax treatment with respect to swap transactions, caps, floors, and collars may impose limitations on the extent to which the Fund may engage in such transactions.

     (10) Structured Notes and Hybrid Instruments: Structured notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile.

     A hybrid instrument can combine the characteristics of securities, futures, and options. For example, the principal amount or interest rate of a hybrid could be tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate (each a "benchmark"). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark.

     Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of a Fund.

Illiquid Securities

     Each Fund may invest not more than 15% of its net assets in "illiquid securities," which are securities that are not readily marketable, including securities whose disposition is restricted by contract or under federal securities laws. A Fund may not be able to dispose of such securities in a timely fashion and for a fair price, which could result in losses to a Fund. In addition, illiquid securities are generally more difficult to value. Illiquid securities may include repurchase agreements with maturities greater than seven days, futures contracts and options thereon for which a liquid secondary market does not exist, time deposits maturing in more than seven calendar days and securities of new and early stage companies whose securities are not publicly traded. The Funds may also purchase securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933. Such securities may be determined by the Board of Trustees, the Adviser and/or Babson, if such determination by the Adviser or Babson is pursuant to Board approved guidelines. Such guidelines shall take into account trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in particular Rule 144A securities, a Fund's holdings of those securities may be illiquid, resulting in undesirable delays in selling these securities at prices representing fair value.

     Investments may be illiquid because there is no active trading market for them, making it difficult to value them or dispose of them promptly at an acceptable price. Babson monitors holdings of illiquid securities on an ongoing basis to determine whether to sell any holding to maintain adequate liquidity.

Foreign Securities

     Each Fund is permitted to invest in foreign securities. Foreign securities include securities of foreign companies and foreign governments (or agencies or subdivisions thereof). If a Fund's securities are held abroad, the countries in which such securities may be held and the sub-custodian holding them must be approved by the Board of Trustees or its delegate under applicable rules adopted by the SEC.

     Foreign securities also include securities of foreign issuers represented by American Depositary Receipts ("ADRs"). ADRs are issued by a U.S. depository institution, but they represent a specified quantity of shares of a non-U.S. stock company. In addition to ADRs, a Fund may invest in sponsored or unsponsored Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs") to the extent they become available. GDRs and EDRs are typically issued by foreign depositaries and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Holders of unsponsored GDRs and EDRs generally bear all the costs associated with establishing them. The depositary of an unsponsored GDR or EDR is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the GDR or EDR holders any voting rights with respect to the securities or pools of securities represented by the GDR or EDR. GDRs and EDRs also may not be denominated in the same currency as the underlying securities. Registered GDRs and EDRs are generally designed for use in U.S. securities markets, while bearer form GDRs and EDRs are generally designed for non-U.S. securities markets.

     Investments in foreign securities involve special risks and considerations. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. For example, foreign markets have different clearance and settlement procedures. Delays in settlement could result in temporary periods when assets of a Fund are uninvested. The inability of a Fund to make intended security purchases due to settlement problems could cause it to miss certain investment opportunities. They may also entail certain other risks, such as the possibility of one or more of the following: imposition of dividend or interest withholding or confiscatory taxes, higher brokerage costs, thinner trading markets, currency blockages or transfer restrictions, expropriation, nationalization, military coups or other adverse political or economic developments; less government supervision and regulation of securities exchanges, brokers and listed companies; and the difficulty of enforcing obligations in other countries. Purchases of foreign securities are usually made in foreign currencies and, as a result, a Fund may incur currency conversion costs and may be affected favorably or unfavorably by changes in the value of foreign currencies against the U.S. dollar. Further, it may be more difficult for a Fund's agents to keep currently informed about corporate actions which may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Certain markets may require payment for securities before delivery. A Fund's ability and decisions to purchase and sell portfolio securities may be affected by laws or regulations relating to the convertibility of currencies and repatriation of assets.

     A number of current significant political, demographic and economic developments may affect investments in foreign securities and in securities of companies with operations overseas. The course of any one or more of these events and the effect on trade barriers, competition and markets for consumer goods and services are uncertain. Similar considerations are of concern with respect to developing countries. For example, the possibility of revolution and the dependence on foreign economic assistance may be greater in these countries than in developed countries. Management seeks to mitigate the risks associated with these considerations through diversification and active professional management.

     In addition to the general risks of investing in foreign securities, investments in emerging markets involve special risks. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. Emerging markets may have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to a Fund due to subsequent declines in values of the portfolio securities, decrease in the level of liquidity in a Fund's portfolio, or, if a Fund has entered into a contract to sell the security, possible liability to the purchaser. Certain markets may require payment for securities before delivery, and in such markets a Fund bears the risk that the securities will not be delivered and that the Fund's payments will not be returned. Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, or may have restrictions on foreign ownership or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

     Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to that Fund of any restrictions on investments.

     Investment in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of a Fund.

When-Issued Securities

     Each Fund may purchase or sell securities on a "when-issued" or on a "forward delivery" basis. When such transactions are negotiated, the price is fixed at the time of commitment, but delivery and payment for the securities can take place a month or more after the commitment date. The securities so purchased or sold are subject to market fluctuations, and no interest accrues to the purchaser during this period. At the time of delivery, the securities may be worth more or less than the purchase or sales price. Generally, under normal circumstances, a Fund is expected to take delivery of securities purchased. When a Fund commits to purchase a security on a "when-issued" or on a "forward delivery" basis, it will take actions consistent with SEC policies, which currently recommend that an amount of the Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment. Therefore, a Fund would have liquid assets sufficient to cover any commitments. However, there are risks. For example, a Fund may have to sell assets which have been set aside in order to meet redemptions. Also, if a Fund determines it necessary to sell the "when-issued" or "forward delivery" securities before delivery, a Fund may incur a loss because of market fluctuations since the time the commitment to purchase the securities was made.

Portfolio Management

     Babson uses trading as a means of managing the portfolios of the Funds in seeking to achieve their investment objectives. Transactions will occur when Babson believes that the trade, net of transaction costs, will improve interest income or capital appreciation potential, or will lessen capital loss potential. Whether the goals discussed above will be achieved through trading depends on Babson's ability to evaluate particular securities and anticipate relevant market factors, including interest rate trends and variations from such trends. If such evaluations and expectations prove to be incorrect, a Fund's income or capital appreciation may be reduced and its capital losses may be increased. In addition, high turnover in a Fund could result in additional brokerage commissions to be paid by that Fund. See also "Taxation" below.

     The Funds may pay brokerage commissions to affiliates of one or more affiliates of Babson.

Other Investment Companies

     Certain markets are closed in whole or in part to equity investments by foreigners. A Fund may be able to invest in such markets solely or primarily through governmentally authorized investment vehicles or companies. Investment in another investment company may involve the payment of a premium above the value of such issuers' portfolio securities, and is subject to market availability. The Funds do not intend to invest in such vehicles or funds unless, in the judgment of the Adviser or Babson, and subject to a Fund's investment restrictions set forth in its Prospectus and Statement of Additional Information, the potential benefits of the investment justify the payment of any applicable premium or sales charge. As a shareholder in an investment company, Fund shareholders would indirectly pay a portion of that investment company's expenses, including its advisory administration, brokerage, shareholder servicing and other expenses. At the same time a Fund would continue to pay its own management fees and other expenses.

Exchange Traded Funds (ETFs)

     These are a type of investment company bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. A Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees which increase their costs.

Index-Related Securities (Equity Equivalents)

     The Funds may invest in certain types of securities that enable investors to purchase or sell shares in a portfolio of securities that seeks to track the performance of an underlying index or a portion of an index. Such Equity Equivalents include, among others, DIAMONDS (interests in a portfolio of securities that seeks to track the performance of the Dow Jones Industrial Average), SPDRs or Standard & Poor's Depositary Receipts (interests in a portfolio of securities that seeks to track the performance of the S&P 500 Index), WEBS or World Equity Benchmark Shares (interests in a portfolio of securities that seeks to track the performance of a benchmark index of a particular foreign country's stocks), and the Nasdaq-100 Trust (interests in a portfolio of securities of the largest and most actively traded non-financial companies listed on the Nasdaq Stock Market). Such securities are similar to index mutual funds, but they are traded on various stock exchanges or secondary markets. The value of these securities is dependent upon the performance of the underlying index on which they are based. Thus, these securities are subject to the same risks as their underlying indexes as well as the securities that make up those indices. For example, if the securities comprising an index that an index-related security seeks to track perform poorly, the index-related security will lose value.

     Equity Equivalents may be used for several purposes, including to simulate full investment in the underlying index while retaining a cash balance for fund management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns where an Equity Equivalent is priced more attractively than securities in the underlying index. Because the expense associated with an investment in Equity Equivalents may be substantially lower than the expense of small investments directly in the securities comprising the indices they seek to track, investments in Equity Equivalents may provide a cost-effective means of diversifying the fund's assets across a broad range of equity securities.

     The prices of Equity Equivalents are derived and based upon the securities held by the particular investment company. Accordingly, the level of risk involved in the purchase or sale of an Equity Equivalent is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for such instruments is based on a basket of stocks. The market prices of Equity Equivalents are expected to fluctuate in accordance with both changes in the net asset values of their underlying indices and the supply and demand for the instruments on the exchanges on which they are traded. Substantial market or other disruptions affecting an Equity Equivalent could adversely affect the liquidity and value of the shares of the fund investing in such instruments.

Short Sales

     The Funds may engage in short sales. A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline. When a Fund makes a short sale on a security, it must borrow the security sold short and deliver it to a broker dealer through which it made the short sale as collateral for its obligation to deliver the security upon the conclusion of the sale. A Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities. If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, a Fund will incur a loss, which could be unlimited, in cases where a Fund is unable for whatever reason to close out its short position; conversely, if the price declines, a Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely impacted by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

     Selling short "against-the-box" refers to the sale of securities actually owned by the seller but held in safekeeping. In such short sales, while the short position is open, a Fund must own an equal amount of such securities, or by virtue of ownership of securities have the right, without payment of further consideration, to obtain an equal amount of securities sold short. Short sales against-the-box generally produce current recognition of gain (but not loss) for federal income tax purposes on the constructive sale of securities "in the box" prior to the time the short position is closed out.

U.S. Government Securities

     The Funds may invest in U.S. Government securities. These include obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities. Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury obligations and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment. Such agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. U.S. Government securities are subject to interest rate risk, and, in some cases, may be subject to credit risk. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

Portfolio Turnover

     Although portfolio turnover is not a limiting factor with respect to investment decisions for the Funds, the Funds (other than the Small Company Opportunities Fund) expect to experience relatively modest portfolio turnover rates. It is anticipated that under normal circumstances the annual portfolio turnover rate of each Fund (other than the Small Company Opportunities Fund) will generally not exceed 100%. However, in any particular year, market conditions may result in greater turnover rates than Babsoncurrently anticipates for these Funds. Babson will make changes to the Small Company Opportunities Fund's portfolio whenever Babson believes such changes are desirable and, consequently, anticipates that such Fund's portfolio turnover may be high. For the fiscal year ended October 31, 2003, however, the DLB Value Fund experienced an increase in portfolio turnover due to a divestiture of smaller capitalization issues. Portfolio turnover involves brokerage commissions and other transaction costs, which the relevant Fund will bear directly, and could involve realization of capital gains that would be taxable when distributed to shareholders. To the extent that portfolio turnover results in realization of net short-term capital gains, such gains ordinarily are taxed to shareholders at ordinary income tax rates. See the "Taxation" and "Portfolio Transactions and Brokerage" sections in this SAI for additional information.

                      INVESTMENT RESTRICTIONS OF THE FUNDS

                FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUNDS

     Each Fund is subject to certain fundamental restrictions on its investments, which may not be changed without the affirmative vote of a majority of the outstanding shares of that Fund. Investment restrictions that appear below or elsewhere in this SAl and in the Prospectus which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by or on behalf of, a Fund. The Trust may not, on behalf of a Fund:

          (1) Borrow money in excess of 10% (33% in the case of the Small Company Opportunities Fund and the Fixed Income Fund) of the value (taken at the lower of cost or current value) of a Fund's total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks for temporary, extraordinary or emergency purposes, except that a Fund may borrow through reverse repurchase agreements or dollar rolls up to 33% of the value of that Fund's total assets. Such borrowings (other than borrowings relating to reverse repurchase agreements and dollar rolls) will be repaid before any investments are purchased.

          (2) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.

          (3) Purchase or sell real estate (including real estate limited partnerships), although it may purchase securities of issuers which deal in real estate, including securities of real estate investment trusts, securities which represent interests in real estate and securities which are secured by interests in real estate, and a Fund may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as holder of debt obligations secured by real estate or interests therein or for use as office space for a Fund.

          (4) Make loans, except by purchase of debt obligations (including non-publicly traded debt obligations), by entering into repurchase agreements or through the lending of a Fund's portfolio securities. Loans of portfolio securities may be made with respect to up to 100% of a Fund's assets.

          (5) Issue any senior security (as that term is defined in the 1940
     Act), if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder. (The Funds have no intention of issuing senior securities except as set forth in Restriction 1 above.)

          (6) Invest 25% or more of the value of its total assets in securities of issuers in any one industry. (Securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities are not considered to represent industries.)

          (7) Purchase or sell commodities or commodity contracts, including futures contracts, except that the Fixed Income Fund may purchase and sell futures contracts, options (including options on commodities and commodity contracts) and other financial instruments and may enter into foreign exchange transactions.

     Notwithstanding any fundamental investment restriction set forth above or in the Prospectus, each Fund may: (1) engage in hedging transactions, techniques, and practices using forward contracts and similar instruments, to the extent and in a manner permitted by law; and (2) invest in any security or investment-related instrument, or engage in any investment-related transaction or practice, provided that the Board of Trustees has determined that to do so is consistent with the investment objective and policies of the Fund and has adopted reasonable guidelines for use by the Fund's Adviser and/or Babson, and provided further that at the time of entering into such investment or transaction, such investments or instruments account for no more than 10% of the Fund's total assets.

              NON-FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUNDS

     In addition to the fundamental investment restrictions described above, the Board of Trustees of the Trust has voluntarily adopted certain policies and restrictions which are observed in the conduct of the affairs of the Fund. These represent intentions of the Trustees based upon current circumstances. They differ from fundamental investment restrictions in that the following additional investment restrictions may be changed or amended by action of the Trustees without requiring prior notice to or approval of shareholders.

     In accordance with such policies and guidelines, each Fund:

     (1) may not invest in (i) securities that at the time of such investment are not readily marketable, (ii) securities the disposition of which is restricted under federal securities laws, excluding restricted securities that have been determined by the Trustees of the Trust (or the person designated by them to make such determination) to be readily marketable, and (iii) repurchase agreements maturing in more than seven days if, as a result, more than 15% of the Fund's net assets (taken at current value) would then be invested in securities described in (i), (ii) and (iii) above.

     It is also contrary to the present policy guidelines of the Fixed Income Fund and the Value Fund to:

     (1) Make short sales of securities or maintain a short position for a Fund's account unless at all times when a short position is open the Fund owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short. The Funds have no current intention in the coming year of engaging in short sales or maintaining a short position.

     (2) Invest in securities of other investment companies, except by purchase in the open market involving only customary brokers' commissions, or in connection with mergers, consolidations or reorganizations. For purposes of this restriction, foreign banks or their agents or subsidiaries are not considered investment companies.

     (3) Acquire more than 10% of the voting securities of any issuer.

     (4) Invest in oil, gas or other mineral leases, rights, royalty contracts or exploration or development programs. This restriction does not prevent a Fund from purchasing readily marketable securities secured or issued by companies that are not principally engaged in the business of buying and selling such leases, rights, contracts or programs.

     (5) Make investments for the purpose of gaining control of a company's management.

                             MANAGEMENT OF THE TRUST

     The Trust has a Board of Trustees, a majority of which are not "interested persons" (as defined in the 1940 Act) of the Trust. The Board of Trustees of the Trust is generally responsible for management of the business and affairs of the Trust. The Trustees formulate the general policies of the Trust and the Fund, approve contracts and authorize Trust officers to carry out the decisions of the Board. To assist them in this role, the Trustees who are not "interested persons" of the Trust ("Disinterested Trustees") have retained independent legal counsel. As Adviser and Sub-Adviser to the Funds, respectively, MassMutual and Babson may be considered part of the management of the Trust. The Trustees and principal officers of the Trust are listed below together with information on their positions with the Trust, address, age, principal occupations during the past five years and other principal business affiliations.

                          Disinterested Trustees/1, 2/

Nabil N. El-Hage                      Trustee of the Trust
One Memorial Drive
Cambridge, MA 02142
Age: 45
Trustee since 2003
Trustee of 16 portfolios in fund complex

     Senior Lecturer, Finance, Harvard Business School, January 2003 -present; Chairman (1995-present) and CEO (1995-2003), Jeepers! Inc. (indoor amusement centers); Manager, Global Entertainment Ventures, LLC (single purpose investment vehicle affiliated with Jeepers! Inc.) (2001-present).

Maria D. Furman                       Trustee of the Trust
One Memorial Drive
Cambridge, MA 02142
Age: 50
Trustee since 2004
Trustee of 16 portfolios in fund complex

     Managing Director, Director and Portfolio Manager, Standish, Ayer and Wood (investment management) (1976-2002).

Steven A. Kandarian/3/                Trustee of the Trust
One Memorial Drive
Cambridge, MA 02142
Age: 51
Trustee since 2002
Trustee of 18 portfolios in fund complex

     Executive Director, Pension Benefit Guaranty Corp., (a federal pension agency), December 2001-February 2004; Managing Director, Orion Partners, L.P. (a private equity fund), 1993-November 2001. Trustee, MassMutual Participation Investors and MassMutual Corporate Investors (closed-end mutual funds) since February 2002.

Richard Nenneman                      Trustee of the Trust
One Memorial Drive
Cambridge, MA 02142
Age: 74
Trustee since 1994
Trustee of 16 portfolios in fund complex

     Retired. Currently sits on boards of various civic associations.

                              Interested Trustee/1/

Kevin M. McClintock/4/                Trustee and President of the Trust
One Memorial Drive
Cambridge, MA 02142
Age: 42
Trustee since 1999
President since 2003

Trustee of 16 portfolios in fund complex

     Managing Director and Member of the Board of Managers, Babson Capital Management LLC, 1999-present; Managing Director, S.I. International Assets (formerly known as Babson-Stewart Ivory International), 1999-2004; Director of Equities and Fixed Income, Dreyfus Corporation, 1995-1999.

(1) Each Trustee serves for an indefinite term, until his or her successor is elected.
(2) It is expected that Ronald J. Abdow and Corine T. Norgaard will be elected to serve as Trustees of the Trust effective November 1, 2004. Mr. Abdow`s principal occupations and business affiliations are as follows: President, Abdow Corporation (operator of restaurants); Trustee, Abdow G&R Trust and Abdow G&R Co. (owners and operators of restaurant properties); Partner, Abdow Partnership, Abdow Auburn Associates, and Abdow Hazard Associates (owners and operators of restaurant properties); Chairman, Western Mass Development Corp.; Chairman, American International College; Trustee (since 2002), Oppenheimer Tremont Market Neutral Fund LLC, Oppenheimer Tremont Opportunity Fund LLC, Oppenheimer Real Estate Fund; Trustee (since 1994), MassMutual Institutional Funds (closed-end investment company); Trustee (since 1993), MML Series Investment Fund (open-end investment company). Ms. Norgaard's principal occupations and business affiliations are as follows: Director (since 1997), The Advest Bank; Trustee (since 1993), Aetna Series Fund (investment company); Director (since 1992), Aetna Variable Series Fund; Trustee (since 1998), MassMutual Participation Investors and MassMutual Corporate Investors (closed-end investment companies).
(3) MassMutual Participation Investors and MassMutual Corporate Investors are deemed to be a part of the Fund Complex because they are also managed by Babson.
(4) Mr. McClintock is an "Interested Person" as that term is defined in the 1940 Act, through his employment with Babson.

                              Principal Officers/1/

DeAnne B. Dupont                      Treasurer of the Trust
One Memorial Drive
Cambridge, MA 02142
Age: 49
Treasurer since 1996

     Managing Director and Treasurer of Babson Capital Management LLC.

Mary Ellen Wesneski                   Vice President of the Trust
One Memorial Drive
Cambridge, MA 02142
Age: 53
Vice President since 1999

     Managing Director of Babson Capital Management LLC (1999-present); Senior Manager, Deloitte & Touche LLP (1996-1999).

John E. Deitelbaum                    Clerk of the Trust
One Memorial Drive
Cambridge, MA 02142
Age: 35
Clerk since 1999

     Second Vice President and Associate General Counsel, MassMutual (2000-present); Associate Secretary (2003-present) MassMutual Participation Investors and MassMutual Corporate Investors (closed end mutual funds) and Assistant Secretary (2003-present) of their Sub-trusts; Assistant Clerk, Babson Securities Corp. (1999-present); Counsel (2000-present), Assistant Clerk (1999-present), Vice President and General Counsel (1998-1999), Babson Capital Management LLC; Counsel, MassMutual (1996-1998).

(1) Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

     The Board of Trustees of the Trust has an Audit Committee and a Nominating and Governance ("Nominating") Committee, each of which is comprised of Trustees who are not "interested persons" of the Trust. Currently, Messrs. El-Hage, Kandarian and Nenneman comprise the Audit Committee and Messrs. El-Hage, Kandarian and Nenneman and Ms. Furman comprise the Nominating Committee. The Nominating Committee, pursuant to a Nominating and Governance Committee Charter adopted by the Board (a) identifies individuals qualified to become Independent Trustees of the Trust's Board of Trustees in the event that a position currently filled by an Independent Trustee is vacated or created; (b) evaluates the qualifications of Independent Trustee candidates; (c) nominates Independent Trustee nominees for election or appointment to the Board; (d) sets any standards necessary or qualifications for service on the Board; and (e) performs the following governance responsibilities: (i) makes nominations for membership on all committees of the Board (other than the Audit Committee) and reviews such committee assignments annually; (ii) reviews as necessary the responsibilities of any committees of the Board (other than the Audit Committee), whether there is a continuing need for such committee, whether there is a need for additional committees of the Board, and whether the committees should be combined or reorganized, and makes such recommendations to the full Board; and (iii) monitors the independence of legal counsel for the Independent Trustees.

The Nominating Committee held two meetings during the fiscal year ended
October 31, 2003. The Audit Committee, pursuant to an Audit Committee Charter adopted by the Board, oversees the Trust's accounting and financial reporting policies and practices, its internal controls and internal controls of certain service providers; oversees the quality and objectivity of the Trust's financial statements and the independent audit thereof; ascertains the independence of the Trust's independent auditors; acts as liaison between the Trust's independent auditors and the full Board of Trustees and provides immediate access for the Funds' independent auditors to report any special matters they believe should be brought to the attention of the full Board of Trustees. The Audit Committee met three times during the fiscal year ended October 31, 2003. The full Board met four times during the fiscal year ended October 31, 2003. Each Trustee identified above attended all of the Board and Committee meetings of which he is a member.

The table below sets forth information regarding the Trustees' beneficial ownership of Fund shares, based on the value of such shares as of December 31, 2003.

--------------------------------------------------------------------------------
                                                   Aggregate Dollar Range of
                                                   Equity Securities in All
                                                   Registered Investment
                      The Dollar Range of Equity   Companies Overseen by Trustee
                      Securities Beneficially      in Family of Investment
Name of Trustee       Owned in the Trust           Companies
--------------------------------------------------------------------------------
Disinterested
Trustees*
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Nabil N. El-Hage      None                         None
--------------------------------------------------------------------------------
Steven A. Kandarian   None                         None
--------------------------------------------------------------------------------
Richard A. Nenneman   None                         None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Interested Trustees
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Kevin M. McClintock   None**                       None
--------------------------------------------------------------------------------

* Ms. Maria D. Furman was not a Trustee as of December 31, 2003. Mr. Richard J. Phelps retired as a Trustee, effective on December 31, 2003, at which time he held the following dollar range of the Trust's shares beneficially: DLB Value Fund ($50,001 - 100,000); DLB Enhanced Index Core Equity Fund ($50,001 - 100,000); DLB Small Company Opportunities Fund (over $100,000).

** Mr. Kevin M. McClintock participates in a deferred compensation plan in which over $10,001-50,000 is tied to the performance of shares of the DLB Small Company Opportunities Fund. Mr. McClintock is neither the record holder nor beneficial holder of shares of the DLB Small Company Opportunities Fund, although he does maintain an economic interest in the DLB Small Company Opportunities Fund by virtue of this deferred compensation plan.

     Except as noted below, the Trust pays each Trustee who is not an "interested person" of the Trust a fee for his services. The Trustees periodically review their fees to assure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to Trustees of other mutual fund complexes. The fees paid to each Trustee by the Trust for the fiscal year ended October 31, 2003 are shown below:

--------------------------------------------------------------------------------
                                                              Total Compensation
                       Aggregate      Pension or Retirement   from Fund and Fund
                       Compensation   Benefits Accrued as     Complex Paid to
Name of Trustee        from Trust1    part of Fund Expenses   Trustees
--------------------------------------------------------------------------------
Nabil N. El-Hage          $19,000              N/A                  $19,000
--------------------------------------------------------------------------------
Richard A. Nenneman        20,000              N/A                   20,000
--------------------------------------------------------------------------------
Richard J. Phelps          19,000              N/A                   19,000
--------------------------------------------------------------------------------
Steven A. Kandarian2            0              N/A                        0
--------------------------------------------------------------------------------
Kevin M. McClintock3            0              N/A                        0
--------------------------------------------------------------------------------

(1) Includes an annual retainer payable by the Trust to each of the Disinterested Trustees of $16,000 and a per meeting attendance fee of $1,000. Ms. Maria D. Furman was not a Trustee during the fiscal year ended October 31, 2003. Mr. Richard J. Phelps, who retired from the Board of Trustees effective December 31, 2003, received $19,000 in aggregate compensation from the Trust because he attended three of four regular Board meetings in the fiscal year ended October 31, 2003.

(2) Mr. Kandarian, although an Independent Trustee of the Trust and MassMutual Corporate Investors and MassMutual Participation Investors (two closed-end funds deemed to be a part of the Fund Complex because they are managed by the investment adviser to the Trust), was not paid an annual retainer or a per meeting attendance fee from these funds in 2003 due to his employment with the Pension Benefit Guaranty Corporation ("PBGC"). He resigned from the PBGC effective February 2004, As a result of Mr. Kandarian's resignation from the PBGC, the PBGC's ethics rules will no longer prohibit him from receiving compensation for his services as an independent Trustee of the Trust, and the Trust will compensate Mr. Kandarian in accordance with its policies governing independent Trustees beginning in 2004.

(3) Mr. McClintock, as an "interested person" of the Trust, received no compensation for his role as Trustee to the Trust.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     At July 30, 2004, the officers and Trustees of the Trust owned less than 1% as a group of the shares of any Fund, and, except as noted below, no person owned of record or, to the knowledge of the Trust, beneficially, 5% or more of the shares of any Fund. Entities owning more than 25% of a Fund may be deemed to be control persons of that Fund. As a result, it may not be possible for matters subject to a vote of a majority of the outstanding voting securities of a Fund to be approved without the affirmative vote of such shareholders, and it may be possible for such matters to be approved by such shareholders without the affirmative vote of any other shareholders.

     Fixed Income Fund - Class S*
     Shareholder Name and Address                  Percentage Owned
     MassMutual**                                  87.8%
     1295 State Street
     Springfield, MA 01111

     Value Fund - Class L*
     Shareholder Name and Address                  Percentage Owned
     MassMutual**                                  91.1%
     1295 State Street
     Springfield, MA 01111

     Roman Catholic Bishop of Springfield          7.3%
     PO Box 1730
     Springfield, MA 01111

     Small Company Opportunities Fund - Class A*
     Shareholder Name and Address                  Percentage Owned
     MassMutual**                                  85.1%
     1295 State Street
     Springfield, MA 01111

* The Funds currently have only a single, undesignated class of shares. In connection with the proposed mergers, as described in the Prospectus, existing shares of the Funds will be redesignated as Class S in the case of shares of the Fixed Income Fund, Class L in the case of shares of the Value Fund and Class A shares in the case of the Small Company Opportunities Fund.
**   Organized under the laws of Massachusetts.

                       INVESTMENT ADVISER AND SUB-ADVISER

Investment Adviser

     MassMutual will serve as investment adviser to each Fund pursuant to Investment Management Agreements with the Trust on behalf of the Funds (the "Advisory Agreement"). Under each Advisory Agreement, MassMutual is obligated to provide for the management of each Fund's portfolio of securities, subject to policies established by the Trustees of the Trust and in accordance with each Fund's investment objective, policies and restrictions as set forth herein and in the Prospectus, and has the right to select sub-advisers to the Funds pursuant to an investment sub-advisory agreement (the "Sub-Advisory Agreement").

     Each Advisory Agreement may be terminated at any time without the payment of any penalty by the Trustees, or by vote of a majority of the outstanding shares of the Fund, or by MassMutual, on sixty days' written notice. In addition, each Advisory Agreement automatically terminates if it is assigned or if its continuance is not specifically approved at least annually (after its initial 2 year period): (1) by the affirmative vote of a majority of the Trustees or by the affirmative vote of a majority of the Fund's shares, and (2) by an affirmative vote of a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust. MassMutual's liability regarding its investment management obligations and duties is limited to situations involving its willful misfeasance, bad faith, gross negligence or reckless disregard of such obligations and duties.

     MassMutual also serves as investment adviser to: MassMutual Strategic Balanced Fund, MassMutual Fundamental Value Fund, MassMutual Value Equity Fund, MassMutual Large Cap Value Fund, MassMutual Indexed Equity Fund, MassMutual Blue Chip Growth Fund, MassMutual Large Cap Growth Fund, MassMutual Growth Equity Fund, MassMutual Aggressive Growth Fund, MassMutual OTC 100 Fund, MassMutual Focused Value Fund, MassMutual Small Company Value Fund, MassMutual Mid Cap Growth Equity Fund, MassMutual Mid Cap Growth Equity II Fund, MassMutual Small Cap Growth Equity Fund, MassMutual Small Company Growth Fund, MassMutual Emerging Growth Fund, MassMutual Overseas Fund, MassMutual Destination Retirement Income Fund, MassMutual Destination Retirement 2010 Fund, MassMutual Destination Retirement 2020 Fund, MassMutual Destination Retirement 2030 Fund and MassMutual Destination Retirement 2040 Fund, which are series of MassMutual Institutional Funds, an open-end management investment company; DLB Balanced Fund, DLB Diversified Bond Fund, DLB Short-Duration Bond Fund, DLB Money Market Fund, DLB Inflation-Protected Bond Fund, DLB International Fund, DLB Core Growth Fund, DLB Enhanced Index Core Equity Fund, DLB Enhanced Index Growth Fund, DLB Enhanced Index Value Fund, DLB Enhanced Index Value Fund 2, DLB High Yield Fund and DLB Small Cap Value Fund, which are series of the Trust; MML Money Market Fund, MML Inflation-Protected Bond Fund, MML Equity Fund, MML Managed Bond Fund, MML Blend Fund, MML Equity Index Fund, MML Enhanced Index Core Equity Fund, MML Large Cap Value Fund, MML Small Cap Equity Fund, MML Small Company Opportunities Fund, MML Growth Equity Fund, MML Small Cap Growth Equity Fund, MML Emerging Growth Fund and MML OTC 100 Fund, which are series of MML Series Investment Fund, an open-end management investment company; certain wholly owned subsidiaries of MassMutual; and various employee benefit plans and separate investment accounts in which employee benefit plans invest.

     The Trust, on behalf of each Fund, pays MassMutual an investment advisory fee monthly, at an annual rate based upon the average daily net assets of that Fund as follows: .50% for the Value Fund, .58% for the Small Company Opportunities Fund and .48% for the Fixed Income Fund.

Affiliated Investment Sub-adviser

     Babson is a wholly-owned subsidiary of MassMutual Holding LLC, a controlled subsidiary of MassMutual. MassMutual will pay Babson a sub-advisory fee equal to an annual rate of .25% for the first $600 million of the average daily net assets and .15% of the average daily net assets over $600 million of the Value Fund, .40% for the first $1 billion of the average daily net assets and .30% of the average daily net assets over $1 billion of the Small Company Opportunities Fund and 0.10% of the average daily net assets of the Fixed Income Fund.

     Pursuant to Management Contracts between each of the Funds and Babson (which are currently expected to be terminated on or about October 31, 2004), the Funds paid Babson the following management fees, and Babson reimbursed the following other expenses:

                                     Management   Other Expenses
                                      Fee Paid      Reimbursed
                                     ----------   --------------
Value Fund
Fiscal year ended October 31, 2001   $  292,293      $ 30,960
Fiscal year ended October 31, 2002      312,372        18,067
Fiscal year ended October 31, 2003      349,594        15,786
Small Company Opportunities Fund
Fiscal year ended October 31, 2001   $1,630,031      $      0
Fiscal year ended October 31, 2002    3,250,233             0
Fiscal year ended October 31, 2003    3,537,189             0
Fixed Income Fund
Fiscal year ended October 31, 2001   $  106,022      $112,353
Fiscal year ended October 31, 2002      104,777       111,680
Fiscal year ended October 31, 2003       85,878       120,500

     Securities held by the Funds are also frequently held by MassMutual investment accounts and by other investment companies and accounts for which MassMutual or Babson acts as investment adviser or investment sub-adviser. If the same security is purchased or sold for any Fund and such accounts or companies at or about the same time, such purchases or sales normally will be combined, to the extent practicable, and will be allocated as nearly as practicable on a pro rata basis in proportion to the amounts to be purchased or sold for each. In determining the amounts to be purchased and sold, the main factors to be considered will be the investment objectives of the respective portfolios, the relative size of portfolio holdings of the same or comparable security, availability of cash for investment by the various portfolios and the size of their respective investment commitments. It is believed that the ability of the Funds to participate in larger volume transactions will, in most cases, produce better execution for the Funds. In some cases, however, this procedure could have a detrimental effect on the price and amount of a security available to a Fund or the price at which a security may be sold. It is the opinion of the Trust's management that such execution advantage and the desirability of retaining MassMutual and Babson as Adviser and as investment sub-adviser, respectively, of the Funds outweighs the disadvantages, if any, which might result from this procedure.

     At a meeting held on June 24, 2004, the Board of Trustees of the Trust, including the disinterested Trustees, approved the Advisory Agreements and Sub-Advisory Agreements, to be effective on or about October 31, 2004 subject to approval by the shareholders of each of the DLB Funds of the Advisory Agreements and Sub-Advisory Agreements.

     In approving the Advisory Agreements, the Trustees first took note of the fact that the Adviser would delegate all responsibility for furnishing a continuous investment program for the Funds, and making investment decisions with respect to a Fund's assets, to Babson. The Trustees then examined the Adviser's ability to provide investment oversight, administrative and shareholder services to the Funds. As part of this examination, the Trustees considered the experience and qualifications of the personnel of the Adviser that would be performing, or overseeing the performance of, the services to be provided to the Funds and the needs of the Funds for administrative and shareholder services. The Trustees considered a number of factors they believed to be relevant to the interests of shareholders of the Funds. Such factors included (i) the ability of the Adviser to monitor the operations and performance of each Fund's sub-adviser, (ii) the financial condition, stability and business strategy of the Adviser, (iii) the ability of the Adviser with respect to regulatory compliance and the ability to monitor compliance with the investment policies of the Funds, (iv) possible economies of scale, and (v) any conditions affecting the Adviser's future provision of high quality services to the Funds. Additionally, the Trustees reviewed the advisory fees and other expenses of the Funds against such fees for a peer group of funds with similar investment objectives.

     In approving the Sub-Advisory Agreement, the Trustees considered that Babson's ability to provide advisory and management services with respect to the Funds would be unchanged from April 29, 2004 (the date the Trustees last considered the renewal of the Management Contracts (the "Old Agreements") between Babson and the Trust relating to the Funds. The Trustees also considered that Babson has represented to them that the scope and quality of services to be provided to the Funds under the Sub-Advisory Agreement will be at least equivalent to the scope and quality of services provide under the Old Agreements.

     Following their review, the Trustees determined that the terms of the Advisory Agreements and Sub-Advisory Agreements were fair and reasonable with respect to each Fund and were in the best interests of each Fund's shareholders. After carefully considering the information summarized above, the Trustees, including the Trustees who are not "interested persons" of the Trust, the Adviser or Babson (as such term is defined in the 1940 Act), unanimously voted to approve the Advisory Agreements and the Sub-Advisory Agreements.

     In their deliberations with respect to these matters, the Disinterested Trustees were advised by their counsel, who was determined by the Disinterested Trustees to be "independent legal counsel" within the meaning and intent of the SEC rules regarding the independence of counsel. The Trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Trustees, including the Disinterested Trustees, did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

                       ADMINISTRATOR AND SUB-ADMINISTRATOR

     MassMutual has entered into an administrative services agreement (the "Administrative Services Agreement") with the Trust, on behalf of each Fund, pursuant to which MassMutual is obligated to provide all necessary administrative and shareholder services and to bear some expenses of the Funds, such as federal and state registration fees. MassMutual may, at its expense, employ others to supply all or any part of the services to be provided to the Funds pursuant to the Administrative Services Agreement. The Trust, on behalf of each Fund, pays MassMutual an administrative services fee monthly at an annual rate based upon the average daily net assets of the applicable class of shares of the Funds which range from .3551% to .3971% for Class N shares; .2851% to ..3158% for Class A shares; .2758% to .2971% for Class L shares; .1351% to .1971% for Class S shares and .0685% to .0971% for Class Y shares. MassMutual has entered into a sub-administration agreement with Investors Bank & Trust Company ("IBT"). As sub-administrator, IBT generally assists in all aspects of fund administration and is compensated by MassMutual for providing administrative services to the Funds.

     Pursuant to an Administration Agreement between the Trust and IBT (which is currently expected to be terminated on or about October 31, 2004), for the last three fiscal years, the Funds paid the following amounts to IBT during the last three fiscal years for providing administrative services:

                                               Administrative
                                             Services Fee Paid
                                             -----------------
Value Fund
Fiscal year ended October 31, 2001                $ 38,845
Fiscal year ended October 31, 2002                  47,352
Fiscal year ended October 31, 2003                  50,007
Small Company Opportunities Fund
Fiscal year ended October 31, 2001                $134,853
Fiscal year ended October 31, 2002                 275,402
Fiscal year ended October 31, 2003                 279,987
Fixed Income Fund
Fiscal year ended October 31, 2001                $ 17,221
Fiscal year ended October 31, 2002                  22,040
Fiscal year ended October 31, 2003                  16,905

                                 THE DISTRIBUTOR

     The Funds' shares are continuously distributed by MML Distributors, LLC (the "Distributor"), located at 1414 Main Street, Springfield, Massachusetts 01144-1013, pursuant to a General Distributor's Agreement with the Trust dated as of June 24, 2004 (the "Distribution Agreement"). The Distributor pays commissions to its selling dealers as well as the costs of printing and mailing Prospectuses to potential investors and of any advertising incurred by it in connection with distribution of shares of the Funds. The Distributor is a majority-owned subsidiary of MassMutual.

     The Distribution Agreement will continue in effect for an initial two-year period, and thereafter for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Trustees or by a vote of a majority of the shares of the Trust; and (ii) by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any such person, cast in person at a meeting called for the purpose of voting on such approval.

     The Distributor has also entered into a Sub-Distributor's Agreement with OppenheimerFunds Distributor, Inc. (the "Sub-Distributor") dated as of
[          ], 2004. The Sub-Distributor is an affiliate of the Distributor and
 ---------
an indirect majority-owned subsidiary of MassMutual.

     MassMutual may make payments, out of its own assets, to securities dealers and other firms that enter into agreements providing the Distributor with access to representatives of those firms for the sale of shares of the Funds or with other marketing or administrative services with respect to the Funds. These payments may be a specific dollar amount, may be based on the number of customer accounts maintained by a firm, or may be based on a percentage of the value of shares of the Funds sold to, or held by, customers of the firm.

               CLASS A AND CLASS N DISTRIBUTION AND SERVICE PLANS

             The Trust has adopted, with respect to the Class A and Class N shares of each of the Funds, a Distribution and Service Plan and Agreement (the "Plans") pursuant to Rule 12b-1 under the 1940 Act. The Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plans, by vote cast in person at a meeting called for the purpose of voting on the Plans, approved the Class A Plan and the Class N Plan for the Funds on June 24, 2004. Under the terms of each of the Class A Plans, the Trust is permitted to compensate, out of the assets attributable to the Class A shares of a Fund, in an amount up to .25%, in the aggregate, on an annual basis of the average daily net assets attributable to that Class, (i) the Distributor for services provided and expenses incurred by it in connection with the distribution of Class A shares of a Fund ("Distribution Fee") and (ii) MassMutual for services provided and expenses incurred by it for purposes of maintaining or providing personal services (the "Servicing Fee") to Class A shareholders. Under the terms of each of the Class N Plans, the Trust is permitted to compensate, out of the assets attributable to the Class N shares of a Fund, (i) a Distribution Fee in an amount up to .25%, in the aggregate, on an annual basis of the average daily net assets attributable to that Class and (ii) a Servicing Fee in an amount up to .25%, in the aggregate, on an annual basis of the average daily net assets attributable to that Class. The Distribution Fee may be spent by the Distributor on any activities or expenses primarily intended to result in the sale of Class A or Class N shares of a Fund, including, but not limited to, compensation to, and expenses (including overhead and telephone expenses) of, financial consultants or other employees of the Distributor or of participating or introducing brokers who engage in the distribution of Class A or Class N shares, preparing, printing and delivering prospectuses and reports for other than existing Class A or Class N shareholders, providing facilities to answer questions from other than existing Class A or Class N shareholders, advertising and preparation, printing and distribution of sales literature, receiving and answering correspondence, including requests for prospectuses and statements of additional information, and complying with Federal and state securities laws pertaining to the sale of Class A or Class N shares. The Servicing Fee may be spent by MassMutual on personal services rendered to Class A or Class N shareholders of a Fund and/or maintenance of Class A or Class N shareholder accounts. MassMutual's Servicing Fee expenditures may include, but shall not be limited to, compensation to, and expenses (including telephone and overhead expenses) of agents or employees of MassMutual or the Distributor, pension consultants or participating or introducing brokers and other financial intermediaries who assist investors in completing account forms and selecting dividend and other account options; who aid in the processing of redemption requests for Class A or Class N shares or the processing of dividend payments with respect to Class A or Class N shares; who prepare, print and deliver prospectuses and shareholder reports to Class A or Class N shareholders; who oversee compliance with federal and state laws pertaining to the sale of Class A or Class N shares; who provide information periodically to Class A or Class N shareholders showing their position in Class A or Class N shares; who issue account statements to Class A or Class N shareholders; who furnish shareholder sub-accounting; who forward communications from a Fund to Class A or Class N shareholders; who render advice regarding particular shareholder account options offered by a Fund in light of shareholder needs; who provide and maintain elective shareholder services; who provide and maintain pre-authorized investment plans for Class A or Class N shareholders; who respond to inquiries from Class A or Class N shareholders relating to such services; and/or who provide such similar services as permitted under applicable statutes, rules or regulations.

     Each Plan provides that it may not be amended to materially increase the costs which Class A or Class N shareholders may bear under the Plan without the approval of a majority of the outstanding Class A or Class N shares of the Fund.

     Each Plan provides that it may not take effect until approved by vote of a majority of both (i) the Trustees of the Trust and (ii) the Trustees of the Trust who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the Plan or any agreements related to it. Each Plan provides that it shall continue in effect so long as such continuance is specifically approved at least annually by (i) the Trustees of the Trust and
(ii) the Trustees of the Trust who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the Plan or any agreements related to it. Each Plan provides that MassMutual shall provide to the Trustees, and the Board shall review at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

             CUSTODIAN, DIVIDEND DISBURSING AGENT AND TRANSFER AGENT

     IBT, located at 200 Clarendon Street, Boston, Massachusetts 02116, is the custodian of the Funds' investments (the "Custodian") and is the Funds' transfer agent and dividend disbursing agent (the "Transfer Agent"). As custodian, IBT has custody of the Funds' securities and maintains certain financial and accounting books and records. The Custodian and the Transfer Agent do not assist in, and are not responsible for, the investment decisions and policies of the Funds.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     Deloitte & Touche LLP, located at 200 Berkley Street, Boston, Massachusetts, 02116, is the Trust's independent registered public accounting firm.

                                 CODES OF ETHICS

     The Trust, MassMutual, the Distributor and Babson have each adopted a code of ethics (the "Codes of Ethics") pursuant to Rule 17j-1 under the 1940 Act. The Codes of Ethics permit Fund personnel to invest in securities for their own accounts, but require compliance with various pre-clearance requirements (with certain exceptions). The Codes of Ethics are on public file with, and are available from, the SEC.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     Purchases and sales of securities on a securities exchange are effected by brokers, and each Fund which purchases or sells securities on a securities exchange it will pay a brokerage commission for this service. In transactions on stock exchanges in the United States, these commissions are negotiated, whereas on many foreign stock exchanges these commissions are fixed. In the over-the-counter markets, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

     The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. Babson attempts to achieve this result by selecting broker-dealers to execute portfolio transactions on the basis of their professional capability, the value and quality of their brokerage services, including anonymity and trade confidentiality, and the level of their brokerage commissions.

     Under each Sub-Advisory Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, Babson may cause a Fund to pay a broker-dealer that provides brokerage and research services to Babson an amount of commission for effecting a securities transaction for a Fund in excess of the amount other broker-dealers would have charged for the transaction if Babson determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or Babson's overall responsibilities to the Trust and to its other clients. The term "brokerage and research services" includes: providing advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

     Research provided by brokers is used for the benefit of all of Babson's clients and not solely or necessarily for the benefit of the Trust. Babson attempts to evaluate the quality of Research provided by brokers. Results of this effort are sometimes used by Babson as a consideration in the selection of brokers to execute portfolio transactions.

     The investment advisory fee that the Trust pays on behalf of each Fund to MassMutual will not be reduced as a consequence of Babson's receipt of brokerage and research services. To the extent the Trust's portfolio transactions are used to obtain such services, the brokerage commissions paid by the Trust will exceed those that might otherwise be paid, by an amount which cannot now be determined. Such services would be useful and of value to Babson in serving both the Trust and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to Babson in carrying out its obligations to the Trust.

     Subject to the overriding objective of obtaining the best execution of orders, the Funds may use broker-dealer affiliates of Babson to effect portfolio brokerage transactions under procedures adopted by the Trustees. Pursuant to these procedures, the commission rates and other remuneration paid to the affiliated broker-dealer must be fair and reasonable in comparison to those of other broker-dealers for comparable transactions involving similar securities being purchased or sold during a comparable time period. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker.

     The Funds may allocate brokerage transactions to broker-dealers (including affiliates of Babson) who have entered into arrangements with the Trust under which the broker-dealer allocates a portion of the commissions paid by a Fund toward the reduction of that Fund's expenses. The transaction quality must, however, be comparable to that of other qualified broker-dealers.

     The following table discloses the brokerage commissions paid by the Funds for the fiscal years ended October 31, 2003, October 31, 2002 and October 31, 2001:

                                      Year ended         Year ended         Year ended
                                   October 31, 2003   October 31, 2002   October 31, 2001
                                   ----------------   ----------------   ---------------
Fixed Income Fund                      $      0           $      0           $      0
Value Fund                               85,613             58,020             57,955
Small Company Opportunities Fund        890,644            726,447            378,586
                                       --------           --------           --------
                                       $976,257           $784,467           $436,541
                                       ========           ========           ========

     The following table discloses, for those Funds that had trades directed to a third party soft dollar broker during the fiscal year ended October 31, 2003, the dollar value of transactions placed by each such Fund with such soft dollar brokers and dealers during the fiscal year ended October 31, 2003 to recognize "brokerage and research" services, the percentage of the Fund's total transactions represented by such transactions and commissions paid for such transactions:

                                   Dollar Value of Those   Percent of Total    Amount of
                                        Transactions         Transactions     Commissions
                                   ---------------------   ----------------   -----------
Value Fund                              $13,628,314              19.8%          $21,723
Small Company Opportunities Fund        $27,252,807               7.1%          $75,880

                         SHAREHOLDER INVESTMENT ACCOUNT

     A Shareholder Investment Account is established for each investor in the Funds. Each account contains a record of the shares of the Fund maintained by the Transfer Agent. No share certificate will be issued. Whenever a transaction takes place in the Shareholder Investment Account, the investor will be mailed a statement showing the transaction and the status of the account.

                              DESCRIPTION OF SHARES

     The Trust, an open-end, management investment company, is organized as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust dated August 1, 1994, as amended. A copy of the Declaration of Trust is on file with the Secretary of The Commonwealth of Massachusetts. Each Fund is a diversified series of the Trust. The fiscal year for each Fund ends on October 31.

     The Trust is a series company. The Trust may issue an unlimited number of shares of multiple classes, in one or more series as the Trustees may authorize, with or without par value as the Trustees may prescribe. Each share of a particular class of a series represents an equal proportionate interest in that series with each other shares of the same class, none having priority or preference over another. Each series is preferred over all other series in respect of the assets allocated to that series. Shares of the Trust do not have any preemptive rights. Shares are freely transferable and are entitled to dividends as declared by the Trustees. Each share of a particular class of a series is entitled to a pro rata share of any distributions declared in respect of that class and, in the event of liquidation of a Fund, each share of a particular class of that Fund is entitled to a pro rata share of the net assets of that class available for distribution to shareholders.

     The Trust has an unlimited number of authorized shares of beneficial interest. The Declaration of Trust permits the Trustees, without shareholder approval, to subdivide any series of shares into various classes of shares with such dividend preferences and other rights as the Trustees may designate. This power is intended to allow them to provide for an equitable allocation of the impact of any future regulatory requirements that might affect various classes of shareholders differently. The Trustees may also, without shareholder approval, establish one or more additional separate portfolios for investments in the Trust or merge two or more existing portfolios. Shareholders' investments in such a portfolio would be evidenced by a separate series of shares.

     The Declaration of Trust provides for the perpetual existence of the Trust. The Trust, however, may be terminated at any time by vote of at least two-thirds of the outstanding shares of the Trust. The Declaration of Trust further provides that the Trustees may also terminate the Trust, or any Fund thereof, upon written notice to the shareholders.

     Shareholders are entitled to one vote for each full share held (with fractional votes for fractional shares held) and will vote (to the extent provided herein) in the election of Trustees and the termination of the Trust and on other matters submitted to the vote of shareholders. Shareholders vote by individual series on all matters except when, as required by the 1940 Act, shares shall be voted in the aggregate and not by individual series. When the Trustees have determined that the matter affects only the interests of one or more series or classes, then only shareholders of such series or classes shall be entitled to vote thereon. Shareholders of one series or class shall not be entitled to vote on matters exclusively affecting another series or class, such matters including, without limitation, the adoption of or change in the investment objective, policies or restrictions of the other Fund and the approval of the investment advisory contract of the other series of class.

     There will normally be no meetings of shareholders for the purpose of electing Trustees except that if required by the 1940 Act (i) the Trust will hold a shareholders' meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders, or (ii) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by the shareholders. Further, if required by applicable law, upon written request by the holders of at least 10% of the outstanding shares stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust will provide a list of shareholders or disseminate appropriate materials (at the expense of the requesting shareholders). In addition, if required by applicable law, shareholders of the Trust holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove Trustees or to take other actions as provided in the Declaration of Trust. Shareholders holding a majority of the outstanding shares of the Trust may remove Trustees from office by votes cast in person or by proxy at a meeting of shareholders or by written consent. Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees. Voting rights are not cumulative.

     No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust except (i) to change the Trust's name or to cure technical problems in the Declaration of Trust and (ii) to establish, designate or modify new and existing series or classes of Trust shares or other provisions relating to Trust shares in response to applicable laws or regulations.

     Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust's Declaration of Trust disclaims liability of the shareholders, Trustees, or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust, and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Trust's Declaration of Trust provides for indemnification out of the Trust property for all loss and expense of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and the Trust itself is unable to meet its obligations.

     The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The By-laws of the Trust provide for indemnification by the Trust of the Trustees and the officers of the Trust except with respect to any matter as to which any such person did not act in good faith in the reasonable belief that his action was in or not opposed to the best interests of the Trust. Such person may not be indemnified against any liability to the Trust or the Trust's shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

                              REDEMPTION OF SHARES

     With respect to each Fund, the Trustees may suspend the right of redemption, postpone the date of payment or suspend the determination of net asset value (a) for any period during which the NYSE is closed (other than for customary weekend and holiday closing), (b) for any period during which trading in the markets the Fund normally uses is restricted, (c) when an emergency exists as determined by the SEC so that disposal of the Fund's investments or a determination of its net asset value is not reasonably practicable, or (d) for such other periods as the SEC by order may permit for the protection of the Trust's shareholders.

                        VALUATION OF PORTFOLIO SECURITIES

     The net asset value per share of each Fund is determined by the Custodian at 4:00 p.m., Eastern Time, on each day the NYSE is open for trading and the Custodian is open for business. The NYSE currently is not open for trading on New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on occasion is closed early or entirely due to weather or other conditions.

     Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees, which provides the last reported sale price for securities listed on a national securities exchange or the official closing price on the NASDAQ National Market System, or in the case of over-the-counter securities not so listed, the last reported bid price. Debt securities (other than short-term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Money market obligations with a remaining maturity of sixty days or less are valued at amortized cost unless such value does not represent fair value. All other securities and other assets, including debt securities the prices for which are supplied by a pricing agent but are deemed by MassMutual not to be representative of market values, but excluding money market instruments with a remaining maturity of sixty days or less and including some restricted securities and securities for which no market quotation is available, are valued at fair value in accordance with procedures approved by and determined in good faith by the Trustees, although the actual calculation may be done by others. The use of fair value pricing by a Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated using current market values.

     Portfolio securities traded on more than one U.S. national securities exchange or foreign securities exchange are valued at the last price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. All assets and liabilities expressed in foreign currencies will be converted into U.S. dollars at the mean between the buying and selling rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in accordance with policies established by the Trustees.

     Foreign Securities: Because of time zone differences, foreign exchanges and securities markets will usually be closed before the closing of the NYSE. Therefore, the Trust will determine the value of foreign securities as of the closing of those exchanges and securities markets. Events affecting the values of foreign securities, however, may occasionally occur between the closings of such exchanges and securities markets and the time a Fund determines its net asset value. If an event occurs that a Fund determines materially affects the value of foreign securities during this period, then the Trust will value such securities at fair value as determined in good faith in accordance with procedures adopted by the Trustees. In addition, the Funds may hold portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Funds do not accept orders or price their shares.

As a result, the value of any such securities held by a Fund may change on days when you will not be able to purchase or redeem that Fund's shares.

     The prices of foreign securities are quoted in foreign currencies. The Trust converts the values of foreign currencies into U.S. dollars at the rate of exchange prevailing at the time it determines net asset value. Changes in the exchange rate, therefore, if applicable, will affect the net asset value of shares of a Fund even when there has been no change in the values of the foreign securities measured in terms of the currency in which they are denominated.

     The proceeds received by each Fund for each issue or sale of its shares, all net investment income, and realized and unrealized gain will be specifically allocated to such Fund and constitute the underlying assets of that Fund. The underlying assets of each Fund will be segregated on the books of account, and will be charged with the liabilities in respect of such Fund and with a share of the general liabilities of the Trust. Expenses with respect to any two or more Funds are to be allocated in proportion to the net asset values of the respective funds except where allocations of direct expenses can otherwise be fairly made. Each class of shares of a Fund will be charged with liabilities directly attributable to such class, and other Fund expenses are to be allocated in proportion to the net asset values of the respective classes.

                                    TAXATION

     Each Fund intends to qualify each year and elect to be taxed as a regulated investment company under Subchapter M of the Code. In order to qualify as a "regulated investment company," a Fund must, among other things: (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, and other income (including gains from forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; (b)distribute with respect to each taxable year at least 90% of the sum of its taxable net investment income, its net tax-exempt income, and the excess, if any, of net short-term capital gains over net long-term capital losses for such year; and (c) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government securities, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any issuer (other than U.S. Government securities).

     As a regulated investment company electing to have its tax liability determined under Subchapter M, in general a Fund will not be subject to federal income tax on its ordinary income or capital gains that are distributed. As a series of a Massachusetts business trust, a Fund under present law will not be subject to any excise or income taxes imposed by Massachusetts.

     If a Fund qualifies as a regulated investment company that is accorded special tax treatment, that Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends (including capital gain dividends).

     If a Fund were to fail to qualify as a regulated investment company accorded special tax treatment in any taxable year, that Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, that Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

     An excise tax at the rate of 4% will be imposed on the excess, if any, of each Fund's "required distribution" over its actual distributions in any calendar year. Generally, the "required distribution" is 98% of the Fund's ordinary income for the calendar year plus 98% of its capital gain net income recognized during the one-year period ending on October 31 (or December 31, if the Fund so elects) plus undistributed amounts from prior years. Each Fund intends to make distributions sufficient to avoid imposition of the excise tax. Distributions declared by a Fund during October, November or December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for federal tax purposes as paid by the Fund and received by shareholders on December 31 of the year in which declared.

     Except in the case of certain shareholders eligible for preferential tax treatment, e.g., qualified retirement or pension trusts, shareholders of each Fund will be subject to federal income taxes on distributions made by the Fund whether received in cash or additional shares of the Fund. Distributions by each Fund of net income and short-term capital gains, if any, will be taxable to shareholders as ordinary income. Properly designated distributions of long-term capital gains, if any, will be taxable to shareholders as long-term capital gains, without regard to how long a shareholder has held shares of the Fund. Long-term capital gains have temporarily been reduced - in general, to 15% with lower rates applying to taxpayers in the 10% and 15% brackets - through December 31, 2008.

     Each Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to and proceeds of share sales, exchanges, or redemptions made by any individual shareholder who fails to furnish the Fund with a correct taxpayer identification number (TIN), who has under-reported dividends or interest income, or who fails to certify to the Fund that he or she is a United States person and is not subject to such withholding. Pursuant to recently enacted tax legislation, the backup withholding tax rate is 28% for amounts paid through 2010. The backup withholding tax rate will be 31% for amounts paid after December 31, 2010.

     Dividends and distributions on Fund shares received shortly after their purchase, although in effect a return of capital, are subject to federal income taxes. Investment income and gains received by a Fund from sources outside the United States might be subject to foreign taxes which are withheld at the source. The effective rate of these foreign taxes cannot be determined in advance because it depends on the specific countries in which its assets will be invested, the amount of the assets invested in each such country and the possible applicability of treaty relief.

     Redemptions and exchanges of each Fund's shares are taxable events and, accordingly, shareholders subject to federal income taxes may realize gains and losses on these transactions. If shares have been held for more than one year, gain or loss realized will be long-term capital gain or loss, provided the shareholder holds the shares as a capital asset. However, a loss on the sale of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain dividend paid to the shareholder with respect to such shares. Furthermore, no loss will be allowed on the sale of Fund shares to the extent the shareholder acquired other shares of the same Fund within 30 days prior to the sale of the loss shares or 30 days after such sale. The state and local tax effects of distributions received from a Fund, and any special tax considerations associated with foreign investments of the Fund, should be examined by investors with regard to their own tax situation.

     If a Fund makes a distribution to you in excess of its current and accumulated "earning and profits" in any taxable year, the excess distribution will be treated as a return of capital to the extent of your tax basis in your shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces your tax basis in your shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by you of your shares.

     Dividends and distributions on a Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed a Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when a Fund's net asset value reflects gains that are either unrealized, or realized but not distributed.

     If a Fund engages in hedging transactions, including hedging transactions in options, futures contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. Each Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the Fund.

     A Fund's transactions in foreign currency-denominated debt instruments and its hedging activities will likely produce a difference between its book income and its taxable income. This difference may cause a portion of the Fund's distributions of book income to constitute returns of capital for tax purposes or require the Fund to make distributions exceeding book income in order to permit the Fund to continue to qualify, and be taxed under Subchapter M of the Code, as a regulated investment company.

     Investment by a Fund in "passive foreign investment companies" could subject the Fund to a U.S. federal income tax or other charge on the proceeds from the sale of its investment in such a company; however, this tax can be avoided by making an election to mark such investments to market annually or to treat the passive foreign investment company as a "qualified electing Fund."

     A "passive foreign investment company" is any foreign corporation: (i) 75 percent or more of the income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50 percent. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gain over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

     Under federal income tax law, a portion of the difference between the purchase price of zero-coupon securities in which a Fund has invested and their face value ("original issue discount") is considered to be income to the Fund each year even though the Fund will not receive cash interest payments from these securities. This original issue discount (imputed income) will make up a part of the net investment income of the Fund which must be distributed to shareholders in order to maintain the qualification of the Fund as a regulated investment company and to avoid federal income tax at the level of the Fund.

     Special tax rules apply to investments though defined contribution plans and other tax-qualified plans. Shareholders should consult their tax adviser to determine the suitability of shares of a Fund as an investment through such plans and the precise effect of and investment on their particular tax situation.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative action. This discussion of the federal income tax treatment of the Funds and their shareholders does not describe in any respect the tax treatment of any particular arrangement, e.g., tax-exempt trusts or insurance products, pursuant to which or by which investments in the Funds may be made.

                                     EXPERTS

     Ropes & Gray, One International Place, Boston, Massachusetts 02110 serves as counsel to the Trust.

The financial statements of each of the Funds are set forth in the Funds' Annual Report as of October 31, 2003, and are incorporated herein by reference in reliance upon the report of Deloitte & Touche LLP, Independent Registered Public Accounting Firm, given on the authority of that firm as experts in accounting and auditing. A copy of the Funds' Annual Report as of October 1, 2003 is available, without charger, upon request by calling 1-888-309-3539.

                                    GLOSSARY

     Currency Transactions: include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap.

     Duration: indicates how interest rate changes will affect a debt instrument's price. As a measure of a fixed-income security's cash flow, duration is an alternative to the concept of "term to maturity" in assessing the price volatility associated with changes in interest rates. Generally, the longer the duration, the more volatility an investor should expect. For example, the market price of a bond with a duration of two years would be expected to decline 2% if interest rates rose 1%. Conversely, the market price of the same bond would be expected to increase 2% if interest rates fell 1%. The market price of a bond with a duration of four years would be expected to increase or decline twice as much as the market price of a bond with a two-year duration. Duration measures a security's maturity in terms of the average time required to receive the present value of all interest and principal payments as opposed to its term to maturity. The maturity of a security measures only the time until final payment is due; it does not take account of the pattern of a security's cash flow over time, which would include how cash flow is affected by prepayments and by changes in interest rates. Incorporating a security's yield, coupon interest payments, final maturity and option features into one measure, duration is computed by determining the weighted average maturity of a bond's cash flows, where the present values of the cash flows serve as weights. Determining duration may involve Babson's estimates of future economic parameters, which may vary from actual future values.

     NRSRO: means a nationally recognized statistical rating organization. For a description of the ratings of two NRSROs, Standard & Poor's Ratings Group ("S&P") and Moody's Investors Service, Inc. ("Moody's"), see the Appendix to the SAI. For example, the four investment grade ratings in descending order for debt securities as rated by Moody's are Aaa, Aa, A and Baa- including Baa3. The four investment grade ratings for debt securities as rated by S&P are AAA, AA, A and BBB- including BBB-. For commercial paper, Moody's two highest ratings are P-1 and P-2 and S&P's two highest ratings are A-1 and A-2.

     U.S. Government Securities: include obligations issued, sponsored, assumed and guaranteed as to principal and interest by the Government of the United States, its agencies and instrumentalities, and securities backed by such obligations, including FHA/VA guaranteed mortgages.


     The name The DLB Fund Group is the designation of the Trustees under a Declaration of Trust dated August 1, 1994, as amended from time to time. The obligations of such Trust are not personally binding upon, nor shall resort be had to the property of any of the Trustees, shareholders, officers, employees or agents of such Trust, but only the property of the relevant Fund shall be bound.

                  APPENDIX A--DESCRIPTION OF SECURITIES RATINGS

     Although the ratings of fixed-income securities by Standard & Poor's Ratings Group ("S&P") and Moody's Investors Service, Inc. ("Moody's") are a generally accepted measurement of credit risk, they are subject to certain limitations. For example, ratings are based primarily upon historical events and do not necessarily reflect the future. Furthermore, there is a period of time between the issuance of a rating and the update of the rating, during which time a published rating may be inaccurate.

     The descriptions of the S&P and Moody's commercial paper, bond and municipal securities ratings are set forth below.

Commercial Paper Ratings:

     S&P commercial paper ratings are graded into four categories, ranging from A for the highest quality obligations to D for the lowest. Issues assigned the highest rating of A are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety. The A-1 and A-2 categories are described as follows:

          A-1 This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics will be noted with a plus (+) sign designation.

          A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

          Moody's employs three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers. The two highest designations are as follows:

          Issuers (or supporting institutions) rated Prime-1 (or P-1) have a superior ability for repayment of senior short-term debt obligations. Prime-1 (or P-1) repayment ability will normally be evidenced by many of the following characteristics:

     .    Leading market positions in well-established industries.

     .    High rates of return on funds employed.

     . Conservative capitalization structure with moderate reliance on debt and ample asset protection.

     . Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     . Well-established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers (or supporting institutions) rated Prime-2 (or P-2) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Bond Ratings:

     S&P describes its four highest ratings for corporate debt as follows:

          AAA Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

          AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree.

          A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

          BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas such debt normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     Moody's describes its four highest corporate bond ratings as follows:

          Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they compose what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

          A Bonds which are rated A possess many favorable investment attributes and may be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment in the future.

          Baa Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                        APPENDIX B--PROXY VOTING POLICIES

     The Trustees of the Trust have delegated the proxy voting responsibilities relating to voting securities held by the Fund to Babson. Babson's Proxy Voting Policies and Procedures are as follows:

                          BABSON CAPITAL MANAGEMENT LLC

                      PROXY VOTING POLICIES AND PROCEDURES
                     Amended and Restated as of July 1, 2003

I.   Purpose

The purpose of these proxy voting policies and procedures (the "Policy") is to ensure that Babson Capital Management LLC ("Babson") fulfills its responsibility under Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). Rule 206(4)-6 requires, among other matters, that Babson adopt written policies and procedures that are reasonably designed to ensure that Babson votes client securities in the best interests of such clients and describe how Babson addresses material conflicts that may arise between Babson's interests and those of its clients.

II.  Proxy Voting Policy

     Babson views the voting of proxies as an integral part of its investment management responsibility and believes, as a general principle, that proxies should be voted solely in the best interests of its clients (i.e. prudently and in a manner believed by Babson to best protect and enhance an investor's returns). To implement this general principle, it is Babson's policy to generally vote proxies in accordance with the recommendations of Institutional Shareholder Services ("ISS"), a recognized authority on proxy voting and corporate governance, or, in cases where ISS has not made any recommendations with respect to a proxy, in accordance with ISS's proxy voting guidelines. A summary of ISS's current proxy voting guidelines is attached as Appendix A.

     Babson recognizes, however, that there may be times when Babson believes that it will be in the best interests of clients holding the securities to be voted to (1) vote against ISS's recommendations or (2) in cases where ISS has not provided Babson with any recommendations with respect to a proxy/1/, vote against ISS's proxy voting guidelines. Babson may vote, in whole or part, against ISS's recommendations or ISS's proxy voting guidelines, as applicable, if such vote is authorized by the Policy. The procedures set forth herein are designed to ensure that votes against ISS's recommendations or proxy voting guidelines have been made in the best interests of clients and are not the result of any material conflict of interest (a "Material Conflict"). For purposes of the Policy, a Material Conflict shall mean any position, relationship or interest, financial or otherwise, of Babson (or any person authorized under the Policy to vote proxies on behalf of Babson) that would or could reasonably be expected to affect Babson's or such person's independence or judgment concerning how to vote proxies.

III. Administration of Proxy Voting Policy

     A. Proxy Committee: Babson hereby creates a standing committee of Babson officers to be called the Proxy Committee. Members of the Proxy Committee shall be appointed (and may be discharged) by the Chief Executive Officer of Babson. The Committee shall (1) review the Policy and Babson's implementation of the Policy, including ISS's Guidelines and how proxies have been voted, at least annually to ensure that it serves its intended purpose, (2) make such amendments to the Policy as it deems necessary or appropriate to ensure that proxies are voted in clients' best interests, provided that any such amendment is approved by Babson's Chief Executive Officer and General Counsel, (3) approve the Proxy Voting Form(s), (4) provide for the disclosures required by Section VI below, and (5) report to Babson's Board of Directors regarding any amendments to the Policy. A majority of the members of the Proxy Committee shall constitute a quorum for the conduct of business and the act of a majority or more of the members present at a meeting at which a quorum is present shall be the act of the Proxy Committee. The Proxy Committee may also act by a written instrument signed by a majority of its members. The Proxy Committee may also designate one or more Proxy Committee members who shall each be individually authorized to vote proxies to the extent provided in Section IV.

     B. Proxy Administrators: Babson's Chief Operating Officer shall designate one or more Proxy Administrators (each, a "Proxy Administrator"). The Proxy Administrator shall have such responsibilities as are set forth in this Policy and such additional responsibilities as may be provided for by the Proxy Committee.

IV.  Proxy Voting Procedures

     A. New Account Procedures: Babson's investment management agreements for its institutional equity investment accounts and its private clients group accounts generally convey the authority to vote proxies to Babson. When the agreement states that the
----------
/1/ If a proxy involves an issue not addressed by ISS's Guidelines, it shall be analyzed on a case-by-case basis.

client has delegated proxy-voting authority to Babson, Babson will vote such proxies in accordance with this Policy. In the event a client makes a written request that Babson vote in accordance with such client's proxy voting policy and provides the client's proxy voting policy to Babson, Babson will vote as instructed by the client. In the event a contract is silent on the matter, Babson should get written confirmation from such client as to its preference, where possible. Because proxy voting is integral to the investment process, Babson takes the position that it will assume proxy voting responsibilities in those situations where the contract is silent and the client has provided no further instructions as to its preferences.

     B. Handling of Proxies: All proxy statements and proxy cards received by a Babson employee are to be immediately forwarded to the designated Proxy Administrator for logging and posting of votes. If a proxy statement is received by an office for which there is no Proxy Administrator, such proxy statement shall be immediately forwarded to the Springfield Proxy Administrator.

     C. Voting Proxies: Babson will generally vote all client proxies in accordance with ISS's recommendation or proxy voting guidelines, unless a person(s) authorized by the Proxy Committee (each, a "Proxy Analyst"), the Proxy Committee or designated member of the Proxy Committee, as applicable, determines that it is in clients' best interests to vote against ISS's recommendation or proxy voting guidelines2. In these cases:

     If (i) a Proxy Analyst recommends that a proxy should be voted against ISS's recommendation or proxy voting guidelines, and (ii) no other Proxy Analyst reviewing such proxy disagrees with such recommendation, and (iii) no known Material Conflict is identified by the Proxy Analyst(s) or the Proxy Administrator, the Proxy Administrator will vote the proxy or post the proxy for voting in accordance with the Proxy Analyst's recommendation. Otherwise, the proxy is to be submitted to a member of the Proxy Committee, who shall determine how to vote the proxy unless (i) the Proxy Administrator has identified a Babson Material Conflict or (ii) said Proxy Committee member has identified a Material Conflict personal to him or her self or a Babson Material Conflict. In such cases, the proxy shall be submitted to the Proxy Committee, which may authorize a vote against ISS's recommendation or proxy voting guidelines only if the Proxy Committee determines that such vote is in the clients' best interests.

     No employee, officer or director of Babson or its affiliates (other than those assigned such responsibilities under the Policy) may influence how Babson votes any proxy, unless such person has been requested to provide such assistance by a Proxy Analyst or Proxy Committee member and has disclosed any known Material Conflict. Any pre-vote communications prohibited by the Policy shall be reported to the Proxy Committee member prior to voting and to Babson's General Counsel.

V. Required Disclosures/Client Request for Information

     Babson shall include a concise summary of this Policy in its Form ADV Part II, as well as instructions as to how an advisory client may request a copy of the Policy and/or a record of how Babson voted the client's proxies. Any client requests for copies of the Policy or a record of how Babson voted the client's proxies shall be directed to the designated Proxy Administrators, who shall provide the information to the appropriate client service representative in order to respond to any such client in a timely manner.

VI. Record Keeping Requirements

     For Babson's equity investment clients for which it has discretionary proxy voting authority, Babson has contracted with ISS to retain:

     (1)  All proxy statements regarding client securities; and

     (2)  All records of votes cast on behalf of clients

     for such time periods set forth in the SEC Rule 206(4)-6, under the Advisers Act.

     For all other clients and for any proxies received with respect to which ISS has not provided Babson with a recommendation; such information shall be retained by the Proxy Administrators for the Babson office receiving the proxy for such time periods set forth in the SEC Rule 206(4)-6 under the Advisers Act. To the extent that such records relate to proxies voted on behalf of an investment company for which Babson serves as investment adviser or investment sub-adviser, such records shall include the following detail:

     (1)  The name of the issuer of the portfolio security;

     (2)  The exchange ticker symbol of the portfolio security;

     (3) The Council on Uniform Securities Identification Procedures ("CUSIP") number for the portfolio security, if available;

     (4)  The shareholder meeting date;

     (5)  A brief identification of the matter voted on;

     (6)  Whether the matter was proposed by the issuer or by a security holder;

     (7)  Whether the investment company client cast its vote on the matter;

     (8) How the investment company client cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and

     (9) Whether the investment company client cast its vote for or against management.

     In addition, the Proxy Administrator for each office shall retain for such time periods as set forth in the SEC Rule 206(4)-6 under the Advisers Act:

     (1)  The Policy and any amendments thereto;

     (2) All Proxy Voting Forms (including any related document created by the Portfolio Manager or the Proxy Committee that was material to making a decision on how to vote the proxy); and

     (3) All records of client written requests for proxy voting information and the responses thereto.

VII. Amendments

     This Policy has been approved by the Chief Executive Officer and General Counsel of Babson and may be amended by the Proxy Committee with the approval of the Chief Executive Officer and the General Counsel.

                                   APPENDIX A

                           Effective February 1, 2004

                       ISS Proxy Voting Guidelines Summary

     Following is a concise summary of ISS's proxy voting policy guidelines.

1.   Auditors

     Vote CASE-BY-CASE on shareholder proposals on auditor rotation, taking into account these factors:

     .    Tenure of the audit firm

     . Establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price

     .    Length of the rotation period advocated in the proposal

     .    Significant audit-related issues

2.   Board of Directors

Voting on Director Nominees in Uncontested Elections

     Generally, vote CASE-BY-CASE. But WITHHOLD votes from:

     . Insiders and affiliated outsiders on boards that are not at least majority independent

     .    Directors who sit on more than six boards

     . Compensation Committee members if there is a disconnect between the CEO's pay and performance

Classification/Declassification of the Board

     Vote AGAINST proposals to classify the board.

     Vote FOR proposals to repeal classified boards and to elect all directors annually.

Independent Chairman (Separate Chairman/CEO)

     Vote FOR shareholder proposals asking that the chairman and CEO positions be separated (independent chairman), unless the company has a strong countervailing governance structure, including a lead director, two-thirds independent board, all independent key committees, and established governance guidelines.

Majority of Independent Directors/Establishment of Committees

     Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

Open Access (shareholder resolution)

     Vote CASE-BY-CASE basis, taking into account the ownership threshold proposed in the resolution and the proponent's rationale.

3.   Shareholder Rights

Shareholder Ability to Act by Written Consent

     Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

     Vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Call Special Meetings

     Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

     Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements

     Vote AGAINST proposals to require a supermajority shareholder vote.

     Vote FOR proposals to lower supermajority vote requirements.

Cumulative Voting

     Vote AGAINST proposals to eliminate cumulative voting.

     Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

Confidential Voting

     Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election. In proxy contests, support confidential voting proposals only if dissidents agree to the same policy that applies to management.

4.   Proxy Contests

Voting for Director Nominees in Contested Elections

     Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

Reimbursing Proxy Solicitation Expenses

     Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

5.   Poison Pills

     Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

6.   Mergers and Corporate Restructurings

     Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7.   Reincorporation Proposals

     Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8.   Capital Structure

Common Stock Authorization

     Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

     Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

     Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

Dual-class Stock

     Vote AGAINST proposals to create a new class of common stock with superior voting rights.

     Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

     . It is intended for financing purposes with minimal or no dilution to current shareholders

     . It is not designed to preserve the voting power of an insider or significant shareholder

9.   Executive and Director Compensation

     ISS applies a quantitative methodology, but for Russell 3000 companies will also apply a pay-for-performance overlay in assessing equity-based compensation plans.

     Vote AGAINST a plan if the cost exceeds the allowable cap.

     Vote FOR a plan if the cost is reasonable (below the cap) unless either of the following conditions apply:

     . The plan expressly permits repricing without shareholder approval for listed companies; or

     . There is a disconnect between the CEO's pay and performance (an increase in pay and a decrease in performance), the main source for the pay increase is equity-based, and the CEO participates in the plan being voted on.

Management Proposals Seeking Approval to Reprice Options

     Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

     .    Historic trading patterns

     .    Rationale for the repricing

     .    Value-for-value exchange

     .    Option vesting

     .    Term of the option

     .    Exercise price

     .    Participation

Employee Stock Purchase Plans

     Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

     Vote FOR employee stock purchase plans where all of the following apply:

     .    Purchase price is at least 85 percent of fair market value

     .    Offering period is 27 months or less, and

     .    Potential voting power dilution (VPD) is 10 percent or less.

     Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

Shareholder Proposals on Compensation

     Generally vote CASE-BY-CASE, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook. But generally vote FOR shareholder proposals that:

     . Advocate performance-based equity awards (indexed options, premium-priced options, performance-vested awards), unless the proposal is overly restrictive or the company already substantially uses such awards

     . Call for a shareholder vote on extraordinary benefits contained in Supplemental Executive Retirement Plans (SERPs).

10.  Social and Environmental Issues

     These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

     In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

     Vote:

     . FOR proposals for the company to amend its Equal Employment Opportunity (EEO) Statement to include reference to sexual orientation, unless the change would result in excessive costs for the company.

     . AGAINST resolutions asking for the adopting of voluntary labeling of ingredients or asking for companies to label until a phase out of such ingredients has been completed.

                               THE DLB FUND GROUP

PART C: OTHER INFORMATION

ITEM 15. INDEMNIFICATION

Article VIII (Sections 1, 2 and 3) of Registrant's Agreement and Declaration of Trust provides as follows with respect to indemnification of the Trustees and officers of Registrant against liabilities which may be incurred by them in such capacities:

Section 1. Trustees, Officers, Etc. The Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a "Covered Person") against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Covered Person, except with respect to any matter as to which such Covered Person shall have been finally adjudicated in any such action, suit or other proceeding to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office. Expenses, including counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), shall be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Covered Person to repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article, provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking,
(b) the Trust shall be insured against losses arising from any such advance payments or (c) either a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter), or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial type inquiry) that there is reason to believe that such Covered Person will be found entitled to indemnification under this Article.

Section 2. Compromise Payment. As to any matter disposed of (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication by a court, or by any other body before which the proceeding was brought, that such Covered Person is liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, indemnification shall be provided if (a) approved, after notice that it involves such indemnification, by at least a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter) upon a determination, based upon a review of readily available facts (as opposed to a full trial type inquiry), that such Covered Person is not liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, or (b)there has been obtained an opinion in writing of independent legal counsel, based upon a review of readily available facts (as opposed to a full trial type inquiry), to the effect that such indemnification would not protect such Person against any liability to the Trust to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. Any approval pursuant to this Section shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with this Section as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction to have been liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

Section 3. Indemnification Not Exclusive. The right of indemnification hereby provided shall not be exclusive of or affect any other rights to which such Covered Person may be entitled. As used in this Article VIII, the term "Covered Person" shall include such person's heirs, executors and administrators and a "disinterested Trustee" is a Trustee who is not an "interested person" of the Trust as defined in Section 2(a)(19) of the 1940 Act (or who has been exempted from being an "interested person" by any rule, regulation or order of the Commission), and against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending. Nothing contained in this Article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees or officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person; provided, however, that the Trust shall not purchase or maintain any such liability insurance in contravention of applicable law, including without limitation the 1940 Act.

ITEM 16. EXHIBITS

(1)  Agreement and Declaration of Trust
     (a)  Agreement and Declaration of Trust (1)
     (b)  Amendment No. 1 to Agreement and Declaration of Trust (1)
     (c)  Amendment No. 2 to Agreement and Declaration of Trust (2)
     (d)  Amendment No. 3 to Agreement and Declaration of Trust (2)
     (e)  Amendment No. 4 to Agreement and Declaration of Trust (3)
     (f)  Amendment No. 5 to Agreement and Declaration of Trust (4)
     (g)  Amendment No. 6 to Agreement and Declaration of Trust (5)
     (h)  Amendment No. 7 to Agreement and Declaration of Trust (6)
     (i)  Amendment No. 8 to Agreement and Declaration of Trust (7)
     (j)  Amendment No. 9 to Agreement and Declaration of Trust (10)
     (k)  Amendment No. 10 to Agreement and Declaration of Trust (11)
     (l)  Amendment No. 11 to Agreement and Declaration of Trust (12)
     (m)  Amendment No. 12 to Agreement and Declaration of Trust (16)
     (n)  Amendment No. 13 to Agreement and Declaration of Trust (16)
     (o)  Amendment No. 14 to Agreement and Declaration of Trust, filed herewith
     (p)  Amendment No. 15 to Agreement and Declaration of Trust, filed herewith

(2)  Bylaws
     (a)  By-Laws of The DLB Fund Group (the "Trust") (1)
     (b)  Amendment to Article 10 of the By-Laws of the Trust (17)

(3)  Voting Trust Agreement - Not applicable

(4) Form of Agreement and Plan of Reorganization - constitutes Appendix A to Part A hereof

(5)  Instruments Defining Rights of Security Holders - See Exhibits (1) and (2)

(6)  Advisory Agreements

     (a) Form of Investment Management Agreement between the Trust and Massachusetts Mutual Life Insurance Company ("MassMutual") relating to the DLB Value Fund, filed herewith
     (b) Form of Investment Management Agreement between the Trust and MassMutual relating to the DLB Small Company Opportunities Fund, filed herewith
     (c) Form of Investment Management Agreement between the Trust and MassMutual relating to the DLB Fixed Income Fund, filed herewith
     (d) Form of Investment Sub-Advisory Agreement between MassMutual and Babson Capital Management LLC ("Babson") relating to the DLB Value Fund, filed herewith
     (e) Form of Investment Sub-Advisory Agreement between MassMutual and Babson relating to the DLB Small Company Opportunities Fund, filed herewith
     (f) Form of Investment Sub-Advisory Agreement between MassMutual and Babson relating to the DLB Fixed Income Fund, filed herewith

(7)  Underwriting Contracts
     (a) Form of General Distributors Agreement between MassMutual and MML Distributors, LLC, filed herewith
     (b) Form of Sub-Distributor's Agreement between MML Distributors, LLC and OppenheimerFunds Distributor, Inc., filed herewith

(8)  Bonus or Profit Sharing Contracts - Not applicable

(9)  Custodian Agreements
     (a) Form of Custodian Agreement between the Trust and Investors Bank & Trust Company ("IBT") (1)
     (b)  Form of Amendment to Custodian Agreement (6)
     (c) Amendment to the Custodian Agreement related to the Trust with respect to amended Rule 17f-4 effective March 28, 2003 (17)

(10) Form of Rule 12b-1 Plans and 18f-3 Plan
     (a) Form of Class A Distribution and Service ("Rule 12b-1") Plan, filed herewith
     (b)  Form of Class Y Rule 12b-1 Plan, filed herewith
     (c)  Form of Class L Rule 12b-1 Plan, filed herewith
     (d)  Form of Class S Rule 12b-1 Plan, filed herewith
     (e)  Form of Class N Rule 12b-1 Plan, filed herewith
     (f)  Form of Rule 18f-3 Plan, filed herewith

(11) Opinion and Consent of Ropes and Gray LLP, filed herewith

(12) Opinion and Consent of Ropes & Gray LLP as to tax matters, to be filed by amendment

(13) Other Material Contracts
     (a) Form of Transfer Agency Agreement between the Trust and Investors Bank & Trust Company ("IBT") (2)
     (b)  Form of Amendment to Transfer Agency Agreement (6)
     (c) Form of Expense Limitation Agreement between the Trust and MassMutual with respect to the DLB Fixed Income Fund, filed herewith
     (d) Form of Administrative and Shareholder Services Agreement between the Trust and MassMutual, filed herewith

(14) Other Consents
     (a) Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm to The DLB Fund Group, filed herewith
     (b) Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm to MassMutual Institutional Funds, filed herewith

(15) Omitted Financial Statements - Not applicable

(16) Powers of Attorney, filed herewith

(17) Additional Exhibits - Not applicable

--------------------------------------------------------------------------------
     (1)  Incorporated by reference to Registrant's Post-Effective Amendment
          No. 5 filed on February 19, 1997.
     (2)  Incorporated by reference to Registrant's Post-Effective Amendment
          No. 7 filed on April 30, 1998.
     (3)  Incorporated by reference to Registrant's Post-Effective Amendment
          No. 10 filed on February 22, 1999.
     (4)  Incorporated by reference to Registrant's Post-Effective Amendment
          No. 11 filed on April 22, 1999.
     (5)  Incorporated by reference to Registrant's Post-Effective Amendment
          No. 12 filed on August 13, 1999.
     (6)  Incorporated by reference to Registrant's Post-Effective Amendment
          No. 13 filed on October 29, 1999.
     (7)  Incorporated by reference to Registrant's Post-Effective Amendment
          No. 14 filed on January 14, 2000.
     (8)  Incorporated by reference to Registrant's Post-Effective Amendment
          No. 16 filed on April 12, 2000.
     (9)  Incorporated by reference to Registrant's Post-Effective Amendment
          No. 17 filed on June 19, 2000.
     (10) Incorporated by reference to Registrant's Post-Effective Amendment
          No. 18 filed on September 1, 2000.
     (11) Incorporated by reference to Registrant's Post-Effective Amendment
          No. 20 filed on October 19, 2000.
     (12) Incorporated by reference to Registrant's Post-Effective Amendment
          No. 21 filed on October 24, 2000.
     (13) Incorporated by reference to Registrant's Post-Effective Amendment
          No. 22 filed on February 27, 2001.
     (14) Incorporated by reference to Registrant's Post-Effective Amendment
          No. 23 filed on April 11, 2001.
     (15) Incorporated by reference to Registrant's Post-Effective Amendment
          No. 24 filed on February 28, 2002.
     (16) Incorporated by reference to registrant's Post-Effective Amendment
          No. 25 filed on February 28, 2003.
     (17) Incorporated by reference to registrant's Post-Effective Amendment
          No. 26 filed on

          February 27, 2004.

ITEM 17. UNDERTAKINGS

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) under the Securities Act of 1933, as amended, the reoffering prospectus will contain the information called for the by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant agrees to file an opinion of counsel supporting the tax consequences of the proposed reorganization as an amendment to this Registration Statement within a reasonable time after receipt of such opinion.

NOTICE

A copy of the Agreement and Declaration of Trust of the Trust, as amended, is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trust by an officer of the Trust as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually but are binding only upon the assets and property of the relevant series of the Trust.

SIGNATURES

As required by the Securities Act of 1933, as amended, this Registration Statement has been signed on behalf of the Registrant, in the City of Cambridge and The Commonwealth of Massachusetts, on the 6th day of August, 2004.

                               THE DLB FUND GROUP


                               By: /s/ KEVIN M. MCCLINTOCK
                                   ----------------------------
                               Name: Kevin M. McClintock
                               Title: President

As required by the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE                        TITLE                            DATE
---------                        ------                           ----


/s/ KEVIN M. MCCLINTOCK          President, Trustee and           August 6, 2004
------------------------------   Principal Executive Officer
Kevin M. McClintock


/s/ DEANNE B. DUPONT             Treasurer; Principal Financial   August 6, 2004
------------------------------   Officer; Principal Accounting
DeAnne B. Dupont                 Officer


/s/ RICHARD A. NENNEMAN*         Trustee                          August 6, 2004
------------------------------
Richard A. Nenneman


/s/ STEVEN A. KANDARIAN*         Trustee                          August 6, 2004
------------------------------
Steven A. Kandarian


/s/ NABIL N. EL-HAGE*            Trustee                          August 6, 2004
------------------------------
Nabil N. El-Hage


/s/ MARIA D. FURMAN*             Trustee                          August 6, 2004
------------------------------
Maria D. Furman


*By: /s/ KEVIN M. MCCLINTOCK
     -------------------------
        Kevin M. McClintock
        Attorney-In-Fact
        August 6, 2004

EXHIBIT INDEX

Exhibit Number   Exhibit Name
--------------   ------------
(1)(o)           Amendment No. 14 to Agreement and Declaration of Trust
(1)(p)           Amendment No. 15 to Agreement and Declaration of Trust
(6)(a)           Form of Investment Management Agreement between the Trust and
                 Massachusetts Mutual Life Insurance Company ("MassMutual") relating to the DLB Value Fund
(6)(b)           Form of Investment Management Agreement between the Trust and
                 MassMutual relating to the DLB Small Company Opportunities Fund
(6)(c)           Form of Investment Management Agreement between the Trust and
                 MassMutual relating to the DLB Fixed Income Fund
(6)(d)           Form of Investment Sub-Advisory Agreement between MassMutual and Babson Capital Management LLC ("Babson") relating to the
                 DLB Value Fund
(6)(e)           Form of Investment Sub-Advisory Agreement between MassMutual and Babson relating to the DLB Small Company Opportunities Fund
(6)(f)           Form of Investment Sub-Advisory Agreement between MassMutual and Babson relating to the DLB Fixed Income Fund
(7)(a)           Form of General Distributors Agreement between MassMutual and
                 MML Distributors, LLC
(7)(b)           Form of Sub-Distributor's Agreement between MML Distributors,
                 LLC and OppenheimerFunds Distributor, Inc.
(10)(a)          Form of Class A Rule 12b-1 Plan
(10)(b)          Form of Class Y Rule 12b-1 Plan
(10)(c)          Form of Class L Rule 12b-1 Plan
(10)(d)          Form of Class S Rule 12b-1 Plan
(10)(e)          Form of Class N Rule 12b-1 Plan
(10)(f)          Form of Rule 18f-3 Plan
(11)             Opinion and Consent of Ropes and Gray LLP
(13)(c)          Form of Expense Limitation Agreement between the Trust and
                 MassMutual with respect to the DLB Fixed Income Fund
(13)(d)          Form of Administrative and Shareholder Services Agreement
                 between the Trust and MassMutual
(14)(a)          Consent of Deloitte & Touche LLP, Independent Registered Public
                 Accounting Firm to The DLB Fund Group
(14)(b)          Consent of Deloitte & Touche LLP, Independent Registered Public
                 Accounting Firm to MassMutual Institutional Funds
(16)             Powers of Attorney